As filed with the Securities and Exchange Commission on 8/6/2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22761

Stone Ridge Trust

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2019

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

Annual Report

May 31, 2019

Elements U.S. Portfolio

Elements U.S. Small Cap Portfolio

Elements International Portfolio

Elements International Small Cap Portfolio

Elements Emerging Markets Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, paper copies of the Portfolios’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Portfolios’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), from the Transfer Agent. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at (855) 609-3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the Transfer Agent.

Shareholder Letter

The shareholder letter below is reprinted from the Annual Report of the Stone Ridge Funds for the year ended October 31, 2018. The letter is dated December 2018 and speaks only as of its date. No updates have been made to, and no undertaking has been made to update, any data or other information contained in the letter.

“The high volatility of stock returns is common knowledge, but many professional investors seem unaware of its implications.”

- Eugene Fama (2018), Volatility Lessons

“It’s not supposed to be this easy to make so much money, especially with such remarkable consistency.”

- Foreword to Reducing the Risk of Black Swans (December 2017), referring to the S&P 500

“It’s possible to go forward with no 60/40 at all. In fact, it may even be necessary.”

- Stone Ridge 2017 Shareholder Letter

“Don’t tell me what you ‘think,’ just tell me what’s in your portfolio.”

- Nassim Taleb (2018), Skin in the Game

December 2018

Dear Fellow Shareholder:

We just passed the 10th anniversary of the discovery that Bernie Madoff was running a Ponzi scheme,1 a sobering reminder of how easy it is for any of us to believe things we want to be true. I was given an opportunity to invest in Madoff in 1998. At the time, I was running a fund with lots of excess cash and Madoff was pitched to me as a cash management tool, given its (lack of) volatility and positive mean. After seeing the cumulative return chart, I passed – due solely, and thankfully, to my training in the finance department at the University of Chicago. We just don’t get 45 degree lines in finance. In trigonometry maybe, but not in finance.

All along, there was one Madoff “game over” diligence question, hiding in plain sight. Madoff was supposedly too big for the listed options markets, which was the given reason why his trades never showed up on the tape.

So if Madoff did all of his “trading” over-the-counter (OTC), the only necessary diligence question would have been “Who are the OTC counterparties?” Just one name would have sufficed. And we wouldn’t even have needed to ask the OTC counterparty what Madoff trades or how he trades, just that he trades.

Of course, there would have been no name because there were no trades, OTC or listed, ever. Tragically, no one asked this simple question. We should never underestimate the power of believing things we want to be true.

[1]	For a riveting podcast on the Madoff scandal, check out The Alpha Exchange, with host Dean Curnutt interviewing Harry Markopolos, to whom I attribute the content of this section.

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Shareholder Letter

Is the Equity Risk Premium Positive?

“The disease is spread by contagion. For example, consider the introduction of scurvy into French military hospitals by veterans returning from war, or the rapid spread of scurvy from one sailor to another in naval vessels.”

- Dr. Jean-Antoine Villemin, member of the prestigious Paris Academy of Medicine, and the first to demonstrate that tuberculosis was an infectious disease, speaking in 1874 and echoing the near universal view of scurvy at the time and since the mid-1500s

“It ain’t what you don’t know that gets you into trouble. It’s what you know for sure that just ain’t so.”

- maybe Mark Twain

From the mid-1500s until about 1900, scurvy plagued the shipping industry. Generations of medical researchers frantically searched for a cure. Back then, most of the world was as convinced about how scurvy “spread” as we are today about the theory of gravity: scurvy was a communicable, germ-spread disease passed sailor to sailor over long journeys in close quarters. Unfortunately, this was also the era of hero-making scientific breakthroughs in germ-detection processes, which blinded the germ-focused researchers to the truth for centuries.

The germ-spread theory turned out to be false. We know today that scurvy is a disease caused solely by lack of vitamin C in the diet. Germs have nothing to do with it. Tragically, even in the beginning of the last century, after the diet-based “cure” for scurvy became widely accepted, many prominent infectious disease researchers kept bacteria hunting. They so strongly believed what they wanted to be true.

The story of scurvy is only one of innumerable examples throughout history in which the world was utterly convinced of something important that turned out to be false (e.g., the earth is flat, the sun revolves around the earth, smoking is not bad for you).

Today, the world is convinced that the stock market has a positive risk premium – because for 90+ years it has. The world is equally convinced that every time the stock market goes down, no matter how far or for how long, it always comes back – because for 90 years it has.

Let’s be careful with what we know for sure, that maybe just ain’t so.

First, let’s dimension uncertainty about the mean

In recent work, Nobel Prize winner Eugene Fama rigorously quantifies the substantial role luck will play in the future realized equity risk premium.2 Despite utilizing the hefty historical equity risk premium to anchor his analysis, Fama shows that negative future realized equity premiums should still occur in 1 in 4 five-year periods, 1 in 9 twenty-year periods, and 1 in 12 thirty-year periods. 1 in 12 is not low.

While Fama’s conclusion about the important role chance plays in markets is nothing new, he warns us “many professional investors seem unaware of its implications.” Let’s try the following thought experiment: how much of our future quality of life is riding on the performance of our stock portfolios over the next 30 years? What would have to change if it’s cumulatively negative?

[2]	Eugene Fama (2018), Volatility lessons, working paper, University of Chicago Booth School of Business.

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Shareholder Letter

It’s a fiduciary’s responsibility to wonder if the equity risk premium, like all risk premiums, will be the same going forward as it’s been in the past.

Price-insensitive buying

Consider the buying behavior of just one market participant, Vanguard. Over the last five years, Vanguard – with a ~50% market share of the index fund market – averaged about $300 million of net buying of U.S. stocks per day, every day, from just their two largest mutual funds and two largest ETFs.3 This doesn’t include the role of State Street, iShares, and others who, together, represent the other ~50% of the index fund market. Let’s conservatively assume that there’s been at least $500 million of net buying of U.S. stocks per day during this period from index players. Now consider the implications of the price-insensitive nature of index fund behavior. In what other industry do the largest customers say to their merchants, “I’m going to buy at least $500 million of your product per day, every day ok? You’re asking if I want a great deal for giving you that kind of volume. Well, I appreciate you asking, but no, actually, I don’t. I’m going to show up to buy from you at your offer price, every day, no matter what your offer price is.”

While there are many factors that drive stock returns, years of unprecedented index fund net buying of the same names unquestionably helped. The market largely went straight up with bursts of “epic quiet” volatility, fueled by index funds mechanically buying every dip. Index funds provided “Corporate QE” (QE = quantitative easing), with an impact on stocks likely on par with what global Central Bank QE provided for bonds. Systemic risk lurks when the price-insensitive net buying becomes price-insensitive net selling.4

The combined effect of global Central Bank money printing, zero percent interest rates, and price-insensitive net buying from equity index funds makes it difficult to support the view that the future equity risk premium will be higher than it’s been in the past. Perhaps it’s the same, but common sense suggests it will be lower. Using a more conservative, but still positive, estimate for the future equity risk premium – that is, just shifting Fama’s starting point for the equity risk premium in his analysis from the historical level to something smaller – Fama’s methodology could easily show there is really a 1 in 5 chance, not 1 in 12, that the equity risk premium will be negative for future thirty-year periods. It’s prudent to re-underwrite whether we would take that kind of risk with so much of our life savings.

Unfortunately, the news for stocks gets worse.

What has really caused wealth creation in the stock market?

Since 1926, when the CRSP5 database began, there have been approximately 26,000 U.S. public companies that, collectively, have delivered about $35 trillion of wealth creation for their shareholders. So it might seem absurd to question whether the equity risk premium is positive. But let’s be precise in our use of “is” versus “was” and be extra careful about believing things we want to be true.

The evidence that stock returns exceed the risk-free return in the long term is based on broadly diversified portfolios. That is, “the market.” And, on this topic the science is, indeed, settled, if only historically. The stock market as a whole has soundly beaten Treasury bills (T-bills) since 1926. However, if instead we focus on individual stock returns, the story is more nuanced, and what the data tells us is remarkable.

[3]	Source: Vanguard

[4]

To highlight the fragility just below the surface, consider that this month the most liquid tool for hedging market risk, S&P 500 E-mini futures, has volume available on the best bid and offer between 2/5th and 1/20th of what was available 12 months ago.

[5]	Center for Research in Security Prices at the University of Chicago.

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In groundbreaking new work, Hendrik Bessembinder shows us that, even during the golden age of public equities these last ~90 years, the majority of individual stocks have returned less than T-bills. And this holds at every time horizon: monthly, quarterly, annually, and all the way out to cumulative lifetime returns.6 Taken together with the substantially positive historical equity risk premium, we’re forced to conclude that the entire premium itself has been driven by relatively few stocks.

How few? Bessembinder shows that, astonishingly, only 4% of stocks explain all stock market-driven wealth creation since 1926. The other 96% are a push. Further, the majority of stocks have negative lifetime returns. And the single most common return for a public company? -100%. Let’s pause, re-read this paragraph, and begin to consider its implications.

Perhaps there are no implications, and the results should be met with a shrug. Who really cares if all the gains are concentrated in a few stocks as long as one holds the entire market?i

What do we want to be true about the sign of the equity risk premium?

“The singular goal is to invest in those very few mega deals that deliver crushing returns. Anything less simply won’t move the needle.”

- Joe Dwyer, Founder Equity blog (2014), on the importance of the right tail in venture capital investing

If we double-click on Bessembinder’s 4% and look even more narrowly at only the top 25 wealth generating stocks since 1926, including names like Amazon and Microsoft, we see that those 25 – less than 1 in 1000 stocks ever to exist – account for ~30% of all stock market-driven wealth creation. We also see that the inflation-adjusted current market cap of those stocks is, on average, about 400 times larger now compared to when each first appeared in CRSP. Amazon’s and Microsoft’s ratios are about 1000x and 400x, respectively. These firms clearly achieved venture capital-style returns via public markets and those returns were available to public market investors because those companies went public with relatively modest first day market caps of $696 million and $1.9 billion, respectively.

Now, let’s examine two well-known private companies considering 2019 IPOs: Peloton and Uber. Capital markets professionals believe that the initial public market IPO valuation of each company could be $10 billion and $120 billion, respectively. Applying the 400x standard above would imply that someday Peloton would have to be a $4 trillion company and someday Uber would have to be a $48 trillion company. Both numbers are preposterous. I don’t know anyone at Uber, but I do at Peloton as I’m a shareholder, and I think Peloton is one of the best run companies in the world today. However, with all due respect to Peloton’s phenomenal executives, there is no way it’s going to be a $4 trillion company.

If we look under the hood of each firm, we will find investors who did earn more than 400x on their investments. They were the early stage investors, either via venture funds or via direct stock purchases.

So 400x returns remain available, but they have moved to the private markets. Onerous regulations, primarily Sarbanes-Oxley, but also many others, disproportionately hit small stocks, and may have contributed to the trend of the best companies, like Peloton, staying private longer – and, critically for public market investors, until they are no longer small.

An IPO is just a method of financing, period. Nothing fundamental changes overnight, post-IPO, about the quality of a firm’s products or about its relationship with its customers.

[6]	Hendrik Bessembinder (2018), Do stocks outperform treasury bills? Forthcoming in the Journal of Financial Economics.

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Shareholder Letter

So who would go public? Only companies that have to, where “have to” is defined as a) needing the money, or b) needing to create liquidity for their early investors and/or employees who own shares.

The growth in private markets has created adverse selection in the quality of companies that go public small. Essentially, what the private markets – with a far higher bar for return on invested capital – have told small IPO companies is: “We won’t fund your growth any more, and we certainly won’t fund your early investors and/or employees cashing out. If you don’t want to go away, go public where the questions are easier and the bar for funding is much lower.”

Taken together, in my view, Bessembinder’s work, combined with the explosion in private markets and the resulting elimination of the “right tail” (i.e., 400x) for individual stock public market returns – the entire source of the historical equity risk premium – drives a stake through the heart of public equities as an asset class.

Too good to be true?

While the empirical analysis is compelling, it’s unnecessary. We can combine the parable of “The Emperor’s New Clothes” with the lessons from Madoff and briefly review certain aspects of the public equity market:

We get to make on average 4-6% annualized excess return in a trade everyone knows about, with limitless capacity and tax-free compounding, and we get the exposure permanently for free with a single mouse click? And we can invest without fear because if our positions go down, regardless of how much, all we have to do is be patient and they will always come back?

Perhaps what’s above should start with “Once upon a time…”? It sounds like a magic money tree more fitting a Hans Christian Andersen story than as the prime driver of folks’ future ability to retire and stay retired with dignity. Public equities are the most crowded trade in capital markets today, with an unrelenting gusher of price-insensitive money rushing in (for now). Is there another asset class whose owners feel a stronger sense of entitlement to positive, long-term returns?

Public equities no longer pass the smell test because a free and limitless return-generating mechanism that delivers a 4-6% annual risk premium means that it’s too easy to make too much money with no work. Nothing in life that good is that easy. When the 4-6%7 equity risk premium was available, it wasn’t clear that was the size of the premium. Realized risk premiums are only obvious in hindsight.

Let’s see what happens in the coming decades. For investors with substantial public equity allocations, it’s appropriate to re-assess the retirement lifestyle impact if what they currently believe about the public equity risk premium turns out not to be true.

I interpret Bessembinder’s work to suggest that the likely sign of the equity risk premium is not statistically positive going forward and, at best, the equity risk premium is much smaller now than it has been historically. As a practical matter, in light of the substantial uncertainty around the estimate of the true mean excess return of the overall market, a 50% public equities allocation – common in the wealth

[7]	Equity risk premium estimate from Damodaran, A., “Equity Risk Premiums (ERP): Determinants, Estimation and Implications – The 2018 Edition,” Stern School of Business, working paper.

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Shareholder Letter

management industry – is too high.8 Prudent risk management requires that the more uncertain we are about future expected excess return of any asset class, the more conservative (i.e., truly diversified) of an allocation we should have. Simply put, let’s not keep 50% of our eggs in one basket, if our future depends on those eggs.

In light of the unmeasurable model uncertainty inherent in all areas of the capital markets, my personal investing rule is that nothing – literally nothing no matter what – deserves more than a 10% allocation. For my own life savings I find anything more concentrated too risky.

Skin in the Game at Stone Ridge

The profound, and unavoidable, implications of model uncertainty surface an important motivational element of what caused me to start Stone Ridge in the first place: to help our investors and our employees (including me) truly diversify and therefore de-risk the path to and through retirement. We take the “buy the market” philosophy of a firm like Vanguard, marry it with the patient “m choose n” execution innovation of a firm like Dimensional Fund Advisors (DFA), and apply it to what we believe to be valuable and diversifying asset classes where it hasn’t been applied before.

However, our core original innovation is to create funds that systematically tap into the business profits and losses, not capital market returns, of globally important risk transfer services.

At the firm’s inception, we contrasted the equity risk premium with the reinsurance risk premium as proxied by the Swiss Re Index (SRI) of catastrophe (“cat”) bonds. Back in 2012, fund returns data suggested to us that it would be very easy to replicate the S&P 500 and very hard, but potentially extremely valuable, if we could replicate the SRI. In practice, to match the SRI one would have to obtain and maintain the benchmark exposures to each bond, each with extremely limited capacity, especially in the primary issuance market, which is when the index “buys” its bonds. And building a cat bond portfolio is only possible bond by bond, not with a click.

Fast forward to the July 2013-November 2018 period, the fully invested timeframe of our first fund – the Stone Ridge High Yield Reinsurance Risk Premium Fund (ticker: SHRIX) – designed to track the SRI net of its fees. During this 5+ year period, the no-fee, no-transaction cost, non-investable Swiss Re index was valuable indeed, “returning” 29.3% with no correlation to anything (note: this compares to the Barclays Agg’s return of 11.5%). Of the eight Eurekahedge ILS index reinsurance funds with “cat bond” in their name, the median cumulative net return has been 15.5%, and the 75th percentile fund returned 19.4%. During this same period, SHRIX returned 29.9% net. The reinsurance risk premium, and particularly the Stone Ridge approach, which uniquely accesses the limited market in catastrophe bonds via maniacal focus on primary issuance – sharply limiting its capacity – passes the smell test.9

Since we launched that first Stone Ridge fund, we’ve tirelessly sought innovation, though the vast majority of our collective work just isn’t good enough and ends up on the cutting room floor. Having said that, additional alternative franchises – a whopping two in the subsequent five years – have met our standards

[8]

“Don’t tell me what you think, tell me what’s in your portfolio”: I have zero net market exposure to public equities. Having said that, based on our best available shareholder information, I am by far the largest end investor of the Elements funds, which I beta hedge to zero net market exposure. In the realm of public equities, I only want long-term exposure to the “Elements” (i.e., the factors). For those who do want net long public equities exposure, I believe systematically tilting towards the riskier names and paying zero management fees should be non-negotiables.

[9]

Relatedly, in proprietary research available on request, a mimicking portfolio of quota shares returned ~1.5%/year over cat bonds due to higher levels of diversification which facilitate higher levels of structural leverage inherent in a reinsurer’s business model, and therefore a quota share. In addition, quota shares, especially with the globally leading reinsurers (i.e., the best underwriters with the lowest loss ratios) are far harder to source, structure, evaluate, and risk manage than cat bonds.

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Shareholder Letter

as anti-fad, possessing what we believe to be a materially positive risk premium, truly diversifying to each other and, critically, to stocks and bonds. We are honored to now be responsible for $14 billion of our investors’ and our employees’ life savings.

Inspired by Taleb’s “Don’t tell me what you ‘think,’ just tell me what’s in your portfolio” morality, the team at Stone Ridge has skin in the game. In 2018, I personally shouldered the largest losses in SRRIX and AVRPX of any Stone Ridge fund investor (and the largest gains in LENDX). In my view, if you give an opinion and someone follows it, you must be exposed to its consequences. And it has to be real exposure, not window dressing.

At Stone Ridge, our code is symmetry with our investors, having a share of the harm, and paying a material financial penalty if something goes wrong, regardless of the cause (the opposite of Wall Street executives during the credit crisis). And although nothing “went wrong” in 2018 in the intellectual sense that successful risk premium investing requires occasional rough years – which must be unpredictable else there would be no risk premium in the first place – something certainly “went wrong” in the actual sense, the only sense that matters: we lost money.

I lead from the front and share the pain as a matter of justice and honor. Alongside me, with locked arms, every Stone Ridge employee invests in every strategy at full fees. Skin in the game keeps hubris in check.

The Law of Practice

While nothing in investing is easy or obvious, when you source priced risks, returns are reliably positive on average, but unpredictable over any particular interval. Some years are great, others can hurt – it is simply a function of when the intentional risk bearing pays off. Yet many investors try to time the market, an expensive and dangerous pursuit.

Why is succumbing to market timing prevalent among so many (but certainly far from all) investors? Perhaps because it’s in our nature to think we’re exceptional. It’s hard wired in our brains as a component of evolutionary survival. 90% of us think we’re above average drivers and 25% of us think we’re in the top 1%. And we especially don’t like to think of ourselves as passive or static when something is not going as we hoped. Instead, we want to “do something!” Unfortunately, in investing, confusing strategy with outcome is hazardous to our wealth.

Getting the sign and magnitude of the risk premium right and then staying in the trade – patiently and at times uncomfortably – is, in our view, the right thing for long-term wealth creation and the only way to earn the average.

We don’t generally associate inactivity with practice, but maintaining a target asset allocation each year is active and it does require practice. Every decision is an active decision, including a decision not to change. Practice is such a powerful thing that it doesn’t have the ability to discriminate between what is good for you and what is not. If you practice negative habits that are not conducive to your growth, you will become really good at those negative habits. If you practice positive habits that are conducive to your growth you will become really good at those positive habits.

Whatever it is you practice is that which you become good at. That’s the immutable Law of Practice.

However, just because something is simple doesn’t mean it’s easy. Staying in the trade and seeking to earn the average requires patience, discipline, and an ability to mentally manage substantial uncertainty –

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Shareholder Letter

for an uncertain period of time. While not everyone can do that, the motivation to develop this practice is clear, as the ability to handle uncertainty is directly proportional to the quality of the long-term outcome that can be generated (i.e., the quality of your life). There are no shortcuts or magic pills.

People and societies that can delay gratification – and manage the associated uncertainty along the way – end up controlling the vast majority of capital accumulation and enjoying the vast majority of health and prosperity. It’s the most powerful source of life inequality.

The Stone Ridge Network

We have enough humility at Stone Ridge to avoid the need for complexity in product development and enough focus to say no to almost 100% of the opportunities that come our way. Our kindness has attracted the Stone Ridge Network who, like us, prefer the path of simple things properly done.

Comprised of 100+ of the leading RIAs in the U.S. who each invest across multiple Stone Ridge products, the RIAs in the Stone Ridge Network create value for each other... he most recent example: Flourish Cash.ii Flourish Cash currently offers a 2.3% annual percentage yield (APY)iii on cash held at its program banks, with that cash eligible for up to $6 million of FDIC insurance per two-person household.iv Since launch earlier this month, it’s averaged 40% growth, per day, an utterly unsustainable pace, but one I believe will stay brisk.

What made Flourish Cash possible was an observation about the “CAC” (customer acquisition cost) of retail deposits at banks: it costs a bank $1500-$2000 to acquire a retail depositor and far more to acquire a high net worth retail depositor.10

In contrast, the Flourish Cash team, powered by the Stone Ridge Network, can provide a single source of thousands of high net worth retail depositors for each of the Flourish Cash program banks, CAC-free. These CAC-free deposits from Flourish Cash customers are so valuable that the banks offer those customers a higher yield. These banks are not non-profits. It’s all about their CAC, and not paying it, which is all about the Stone Ridge Network.

I’m old enough to remember when cash was an asset class, as it is again today. RIAs who win the future will be as forward thinking about their cash management practices as they are today about their alternative asset management practices. Basically anything that’s not stocks and bonds will be needed as a critical enhancement to the RIA arsenal. Cash is now just another uncorrelated alternative.

Business is a Listening Contest

Some things need to be believed to be seen – Flourish Cash was one of those things. At Stone Ridge, we think from the future, close our eyes and imagine our vision is realized. Then, together, we relentlessly iterate so that what we believe will ultimately be seen. Working quietly out of view, we ignore the impulses of others to seek recognition. And we don’t believe that those out there in the limelight are getting the better end of the deal. We’re too busy loving our work to do anything else.

New opportunities arrive ceaselessly, as long as we’re each willing to learn. Business is a learning contest, and our ability to innovate as an organization depends on each of us entering every conversation as if we have something to learn. Because we do. True listening requires a setting aside of oneself. When done expertly, the person across the table senses this. They open up their inner recesses, and share their

[10]	https://tearsheet.co/data/why-customer-acquisition-is-so-difficult-for-financial-startups/

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deepest creativity. Conversations are not promotional opportunities. In a real conversation, you’re in it together. And because business is a learning contest, it’s actually a listening contest.

The most sustainable fountainhead of innovation at Stone Ridge will flow from each of us developing and maintaining world class listening skills. Not excellent. World class. The average person can talk at about 200 words per minute, but can listen at about 500 words per minute. The problem is that when we only hear 200 words per minute in a conversation, it’s easy to fill in the gaps with distracting thoughts. It takes real energy and focus to appropriately pay attention to someone, but if you can’t do that, you’re not in a conversation and you’re not learning. Check yourself on this. Do you listen with the intent to understand, or do you listen with the intent to reply?

Folks who talk too much feel in control and the center of attention. Talking means they don’t have to hear anything they’re not interested in, including new ideas that might tweak their perspective or expand their world. In contrast, consider Randy Cohen, my brilliant and blind old friend and co-author, with Josh Zwick, in the Illuminating the Path Forward series. Randy didn’t used to be blind, but now he is so instead of reading, he listens to books and emails. Through deliberate practice over many years, he can listen up to 750 words per minute. 750 words! No wonder he’s one of the most creative and interesting people I’ve ever met.

My Mom

As some of you know, my mother passed earlier this year. This is my first New Year’s without her. It stinks. A parent passing is something we each process differently and my father passing over six years ago was the animating spark that caused me to start Stone Ridge. However, when my mom passed this year there was no such spark. For me, a second parent passing was another thing altogether and I unfortunately learned that a second parent passing for an only child comes with its own set of trials. While I now feel mostly back to myself, I still really miss my mom.

In honor of my mom this holiday season, I’d like to share something she told me just a few weeks before she passed. She said, “Whenever you talk to someone, be prepared to be amazed. I am, and I’m never disappointed. You can do the same thing. Whether it’s a teammate, a client, a child, a parent or a spouse: listen and be prepared to be amazed.”

Is it any wonder I’m endlessly grateful for my mom?

So over this holiday season, please put down that piece of plastic and glass you are addicted to stroking. Technology is a wonderful thing, but only if you are in charge of it. Give your family your undivided attention. In conversation today, do not think about what you are going to say next. Just listen. Listening equals love. And be prepared to be amazed.

On behalf of Stone Ridge, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2019.

Warmly,

Ross L. Stevens

Founder, CEO

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ENDNOTES

i Bessembinder’s work also has profound implications for active management of equities. The 4% result means that a bet on any particular active manager reduces to a bet that manager can identify enough of the 4% wealth-creating stocks in advance, because the market portfolio, by definition, contains them. The bar, then, is not “beat the market,” rather it’s “don’t miss too many of the 4%.” How important are the 4%? Consider that a) missing only the top 25 wealth generating stocks out of the ~26,000 U.S. stocks to ever exist (so less than 1 in 1000), and b) not holding those 25 since their inception in CRSP (an impossible task without time travel), would have incurred an opportunity cost of almost a third of the cumulative wealth generated by owning the entire U.S. stock market the last 90 years.

How likely is it that an active manager will own enough of the 4%? Or the 25? Consider the fact that the typical active mutual fund manager holds 65 stocks and decide (Kacperczyk, M., Sialm C., Zheng L., (2006). On the industry concentration of actively managed equity mutual funds. Journal of Finance 60 1983–2011).

Some market observers suggest that individual stock return dispersion is needed for active managers to outperform, and that some market environments are “better” for active management than others. Bessembinder shows this is nonsense. The pool active managers need to fish in, the 4% or the 25, is vanishingly small, likely impossible to identify in advance, and almost certainly institutionally impossible to stick with through the inevitable drawdowns along the way.

But the news gets worse for active management, because the percentage of stocks beating T-bills has been dropping. Precipitously. In the first five decades of the last ~90 years, the average decade saw 70% of public equities beating T-bills, while in the average decade of the last 40 years 38% of stocks beat T-bills – and in none of the last four decades did the typical stock beat T-bills.

However, the final stake through the heart of active management is not a comparison of stocks to T-bills. It’s a comparison of stocks to the overall market. In each of the last four decades, only a quarter of stocks beat the market on average, ranging from a low per decade of 21% to a high of 33%. Bessembinder shows us that the active management fishing pool is way too tiny. It’s unrealistic to think that any manager, especially one identifiable in advance, is skilled enough to own enough of the 25% market beating stocks over a decade vs. the losing 75%. No wonder active management underperforms: it’s hopeless. The data supports what we know intuitively: alpha and luck are synonyms.

Disclosures relating to Flourish Cash

Ii Flourish Cash is a service offered by Stone Ridge Securities LLC, a registered broker-dealer and FINRA member firm. Flourish Cash is currently available via invitation only and is currently available only in certain states, and this letter is not an invitation or solicitation to open an account. Stone Ridge Securities LLC is an affiliate of Stone Ridge Asset Management LLC. Stone Ridge Asset Management LLC does not provide any services, including investment advisory services, in connection with Flourish Cash and does not provide any guarantees or financial support to Flourish Cash accounts. The cash balance in a Flourish Cash account is swept from a brokerage account at Stone Ridge Securities LLC to deposit account(s) at one or more third-party banks that have agreed to accept deposits from customers of Stone Ridge Securities LLC (“program banks”). The accounts at program banks pay a variable rate of interest.

Iii the Annual Percentage Yield (APY) displayed here is effective as of 12/27/2018. This APY is variable and may change at any time. The current APY for Flourish Cash is available at www.flourish.com.

Elements Portfolios	Annual Report	May 31, 2019

Shareholder Letter

iv The cash balance in a Flourish Cash account that is swept to one or more Program Banks is eligible for Federal Deposit Insurance Corporation (“FDIC”) insurance, subject to FDIC rules, including FDIC aggregate insurance coverage limits. FDIC insurance will not be provided until the funds arrive at the program bank. There are currently 6 program banks available to accept deposits, making customers eligible for up to $1,500,000 of FDIC insurance for individual accounts ($250,000 for each of the 6 program banks) and up to $3,000,000 of FDIC insurance for joint accounts with two owners ($500,000 for each of the 6 program banks). The total FDIC coverage for a two-person household is calculated assuming that each household member has an individual account and that both household members share a joint account. Although Flourish Cash is offered through a brokerage account and cash held in brokerage accounts often has the benefit of SIPC protection, until such time as Stone Ridge Securities LLC offers securities products, customers likely will not have the benefit of SIPC protection for cash held in their Flourish Cash account. Further, SIPC protection is not available for any cash held at the program banks. The investment Funds described in this letter are separate from Flourish Cash, and such Funds are (i) not insured by the FDIC; (ii) not deposits or other obligations of any FDIC-insured financial institution and are not guaranteed by any FDIC-insured financial institution and are not guaranteed by any FDIC-insured financial institution; and (iii) subject to investment risks, including possible loss of the principal invested.

RISK DISCLOSURES

The Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with the High Yield Reinsurance Fund, the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the “International VRP Funds”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds”) and the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX” and, together with the Reinsurance Funds and the VRP Funds, the “Funds”), and the Elements U.S. Portfolio (“ELUSX”), Elements U.S. Small Cap Portfolio (“ELSMX”), Elements International Portfolio (“ELINX”), Elements International Small Cap Portfolio (“ELISX”), and Elements Emerging Markets Portfolio (“ELMMX”) (collectively, the “Portfolios,” and each a “Portfolio” are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or a Portfolio in the relevant prospectus.

As of 7/22/2019, ELUSX holds positions in Amazon and Microsoft, which represent 1.92% and 0.22%, respectively, of ELUSX’s total assets. Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

Elements Portfolios	Annual Report	May 31, 2019

Shareholder Letter

The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole and they may be less flexible in evolving markets or unable to implement changes as quickly as their smaller counterparts. Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; and increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

The value of LENDX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, LENDX may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) LENDX may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. LENDX generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which LENDX has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. Although LENDX conducts diligence on the platforms, LENDX generally does not have the ability to independently verify, and will not independently diligence or confirm the truthfulness of, the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by LENDX, which LENDX will observe directly as payments are received. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. LENDX may invest in below-investment grade securities, which are often referred to as “junk,” or in securities that are unrated but that have similar characteristics to junk bonds. Such instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments. The risks and returns for investors like LENDX in asset-backed securities depend on the tranche in which the investor holds an interest, and the value of an investment in LENDX may be more volatile and other risks tend to be compounded if and to the extent that LENDX is exposed to asset-backed securities directly or indirectly.

LENDX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Elements Portfolios	Annual Report	May 31, 2019

Shareholder Letter

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

The Funds and the Portfolios may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund or a Portfolio would like, at the price that a Fund or a Portfolio believes the security is currently worth, or without significantly changing the market value of the security.

Each Fund and each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s and a Portfolio’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ and certain of the Portfolios’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s and a Portfolio’s ability to qualify for such treatment.

If, in any year, a Fund or a Portfolio were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund or the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the relevant prospectus and statement of additional information.

Each of SHRIX and LENDX, and each of the Portfolios, is classified as non-diversified under the 1940 Act. Accordingly, each such Fund and Portfolio may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject such Fund or Portfolio to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of the High Yield Reinsurance Fund, the U.S. VRP Funds, the International VRP Funds and the Portfolios is an open-end management investment company. Each of SRRIX, AVRPX and LENDX is a closed-end management investment company.

Diversification does not assure a profit or protect against a loss in a declining market.

Each of AVRPX, SRRIX and LENDX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and LENDX and 25% for AVRPX. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed, and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund or Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Elements Portfolios	Annual Report	May 31, 2019

Shareholder Letter

Standardized returns as of most recent quarter-end (6/30/19): VRLIX 1Yr=4.87%, 5Yr=5.10%, since inception (5/1/2013)=6.57%; for VRSIX 1Yr=0.80%, 5Yr=4.15%, since inception (5/1/2013)=5.40%; for VRFIX 1Yr=2.00%, 5Yr=2.56%, since inception (2/11/14)=2.95%; for VRGIX 1Yr=2.42%, since inception (11/14/2014)=3.37%; for VRPIX 1Yr=3.17%, 5Yr=4.63%, since inception (5/22/2013)=5.83%; for SHRIX 1Yr=0.81%, 5Yr=3.63%, since inception (2/1/2013)=4.36%; for SRRIX 1Yr=-8.16%, 5Yr=0.39%, since inception (12/9/2013)=0.88%; for AVRPX 1Yr=-3.74%, since inception (4/2/2015)=2.61%; for LENDX 1Yr=4.51%, since inception (6/1/2016)=7.26%; for ELUSX 1Yr=8.17%, since inception (3/31/17)=10.94%; for ELSMX 1Yr=-5.33%, since inception (3/31/17)=4.72%; for ELINX 1Yr=-2.62%, since inception (4/28/17)=3.29%; for ELISX 1Yr=-8.66%, since inception (4/28/17)=1.68%; for ELMMX 1Yr=1.50%, since inception (5/31/17)=4.42%. As of 6/30/19, 30-day SEC yield: SHRIX 4.90% (net), 4.61% (gross of subsidized expenses); SRRIX 0.00% (net), 0.00% (gross of subsidized expenses); LENDX 10.93% (net), 11.05% (gross of subsidized expenses). Results for the Funds and the Portfolios are annualized; all Fund and Portfolio returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. As a result of economic incentives received from platforms that may not be repeated, early LENDX performance was unusually strong and should not be extrapolated to future periods. Results for the Elements Portfolios reflect waivers of all of the Portfolios’ investment management fees and partial reimbursement of expenses by the Adviser. The Adviser has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear operating expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for ELUSX and ELSMX) or 0.20% (for ELINX, ELISX and ELMMX) for the period from September 28, 2018 through September 30, 2019. Fee waiver and expense reimbursement may be discontinued in whole or in part after such dates. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower.

Total Annual Fund Operating Expenses as disclosed in the most recent prospectus: for SRRIX, 2.45%; for VRPIX, 3.78%; for ELUSX, 0.52%; for ELSMX, 0.77%; for ELINX, 0.78%; for ELISX, 1.13%; for ELMMX, 1.03%. Total Annual Fund Operating Expenses before fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.72%; for VRLIX, 2.03%; for VRSIX, 2.71%; for VRFIX, 4.76%; for VRGIX, 3.46%; for AVRPX, 2.62%; for LENDX, 4.89%. Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.67%; for VRLIX, 1.75%; for VRSIX, 1.75%; for VRFIX, 2.87%; for VRGIX, 3.09%; for AVRPX, 2.62%; for LENDX, 4.97%. Please see the financial highlights section of each Fund’s and each Portfolio’s shareholder report for more recent Fund Operating Expenses.

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Prospectus and SAI

Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund1: Prospectus and SAI

Stone Ridge All Asset Variance Risk Premium Fund2: Prospectus and SAI

Stone Ridge Alternative Lending Risk Premium Fund2: Prospectus and SAI

Elements Portfolios1: Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

Past performance is no guarantee of future results.

The Stone Ridge Funds and the Elements Portfolios are distributed by ALPS Distributors, Inc. SRG000902. Exp

Elements Portfolios	Annual Report	May 31, 2019

ELEMENTS U.S. PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on April 3, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge Asset Management LLC (“Stone Ridge”). Stone Ridge has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the applicable share class of the Portfolio, for the period from September 28, 2018 through September 30, 2019, to 0.15% for Class M shares and 0.05% for Class Y shares, in each case of the average daily net assets attributable to such class. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Russell 1000 Index is an unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2019)
	1-year period ended 5/31/19	Since Commencement of Operations

Elements U.S. Portfolio — Class M (commencement of operations 4/3/17)	1.68%	7.67%

Elements U.S. Portfolio — Class Y (commencement of operations 4/1/19)	N/A	-4.82%

Russell 1000 Index	3.47%	9.37%

Elements Portfolios	Annual Report	May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on April 3, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the applicable share class of the Portfolio, for the period from September 28, 2018 through September 30, 2019, to 0.15% for Class M shares and 0.05% for Class Y shares, in each case of the average daily net assets attributable to such class. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2019)
	1-year period ended 5/31/19	Since Commencement of Operations

Elements U.S. Small Cap Portfolio — Class M (commencement of operations 4/3/17)	-10.41%	1.56%

Elements U.S. Small Cap Portfolio — Class Y (commencement of operations 4/1/19)	N/A	-6.58%

Russell 2000 Index	-9.04%	3.97%

Elements Portfolios	Annual Report	May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on May 1, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the applicable share class of the Portfolio, for the period from September 28, 2018 through September 30, 2019, to 0.20% for Class M shares and 0.10% for Class Y shares, in each case of the average daily net assets attributable to such class. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The MSCI World ex USA Index is a free-float adjusted index which captures large- and mid-cap representation across 22 of 23 developed market countries, as determined by MSCI, excluding the United States. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends net of withholding tax.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2019)
	1-year period ended 5/31/19	Since Commencement of Operations

Elements International Portfolio — Class M (commencement of operations 5/1/17)	-9.75%	0.68%

Elements International Portfolio — Class Y (commencement of operations 4/1/19)	N/A	-3.85%

MSCI World ex USA Index	-5.44%	2.76%

Elements Portfolios	Annual Report	May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on May 1, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the applicable share class of the Portfolio, for the period from September 28, 2018 through September 30, 2019, to 0.20% for Class M shares and 0.10% for Class Y shares, in each case of the average daily net assets attributable to such class. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The MSCI World ex USA Small Cap Index is a free-float adjusted index which captures small-cap representation across 22 or 23 developed market countries, as determined by MSCI, excluding the United States. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends net of withholding tax.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MAY 31, 2019)
	1-year period ended 5/31/19	Since Commencement of Operations

Elements International Small Cap Portfolio — Class M (commencement of operations 5/1/17)	-14.33%	-0.14%

Elements International Small Cap Portfolio — Class Y (commencement of operations 4/1/19)	N/A	-4.12%

MSCI World ex USA Small Cap Index	-11.80%	1.92%

Elements Portfolios	Annual Report	May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $10,000 made on June 1, 2017 (commencement of operations). Returns shown reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fee and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the applicable share class of the Portfolio, for the period from September 28, 2018 through September 30, 2019, to 0.20% for Class M shares and 0.10% for Class Y shares, in each case of the average daily net assets attributable to such class. Fee waivers and expense reimbursement may be discontinued after that date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolio would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The MSCI Emerging Markets Index is a free-float weighted equity index which captures large and mid-cap representation across Emerging Markets countries, as determined by MSCI. The Index covers approximately 85% of the free float-adjusted market capitalization in each country. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment. Returns shown for the index include reinvestment of all dividends net of withholding tax.

TOTAL RETURNS (FOR PERIOD ENDED MAY 31, 2019)
	1-year period ended 5/31/19	Since Commencement of Operations

Elements Emerging Markets Portfolio — Class M (commencement of operations 6/1/17)	-8.87%	1.69%

Elements Emerging Markets Portfolio — Class Y (commencement of operations 4/1/19)	N/A	-6.06%

MSCI Emerging Markets Index	-8.70%	1.87%

Elements Portfolios	Annual Report	May 31, 2019

Management’s Discussion of Fund Performance

The Elements U.S. Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on U.S. companies, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2019, total returns were 1.68% for the Portfolio and 3.47% for the Russell 1000 Index.2 Periods of positive performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium or factors emphasized are positive for U.S. companies. The performance of the Portfolio was primarily driven by the broad trend of the market for U.S. companies as illustrated by the Russell 1000 Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

The Elements U.S. Small Cap Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on small capitalization U.S. companies, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2019, total returns were -10.41% for the Portfolio and -9.04% for the Russell 2000 Index.3 Periods of negative performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium or factors emphasized are negative for U.S. small capitalization companies. The performance of the Portfolio was primarily driven by the broad trend of the market for small capitalization U.S. companies as illustrated by the Russell 2000 Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

The Elements International Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on companies associated with countries with developed markets, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2019, total returns were -9.75% for the Portfolio and -5.44% for the MSCI World ex USA Index4 (net dividends). Periods of negative performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium, factors emphasized, or relevant currencies’ performances versus the U.S. dollar are negative for developed markets companies. The performance of the Portfolio was primarily driven by the broad trend of the market for developed markets companies as illustrated by the MSCI World ex USA Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

The Elements International Small Cap Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives on small capitalization companies associated with countries with developed markets, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2019, total returns were -14.33% for the Portfolio and -11.80% for the MSCI World ex USA Small Cap Index5 (net dividends). Periods of negative performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium, factors emphasized, or relevant currencies’ performances versus the U.S. dollar are negative for small capitalization developed markets companies. The performance of the Portfolio was primarily driven by the broad trend of the market for small capitalization developed markets companies as illustrated by the MSCI World ex USA Small Cap Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

The Elements Emerging Markets Portfolio seeks to capture the equity risk premium by investing in a broad and diverse group of securities or derivatives associated with countries with emerging markets, with a focus on intuitive risk factors such as size, value, momentum, and quality that the Adviser believes may contribute to a positive equity risk premium.1 For the 12 months ended May 31, 2019, total returns were -8.87% for the Portfolio and -8.70% for the MSCI Emerging Markets Index6 (net dividends). Periods of negative performance for the Portfolio, such as the most recently completed fiscal year, correspond to periods when the equity risk premium, factors emphasized, or relevant currencies’ performances versus the

Past performance does not guarantee future results. Indices are not investable and do not reflect any fees or transaction costs.

Elements Portfolios	Annual Report	May 31, 2019

Management’s Discussion of Fund Performance

U.S. dollar are negative for emerging markets companies. The performance of the Portfolio was primarily driven by the broad trend of the market for emerging markets companies as illustrated by the MSCI Emerging Markets Index. Differences in Portfolio performance relative to the index were primarily driven by the factors, which contributed negatively in this period. There can be no assurance that the equity risk premium will be positive for the Portfolio’s investments at any time or on average and over time.

Investors should carefully consider the risks and investment objectives of the Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio (each, a “Portfolio”, and collectively, the “Portfolios”), as an investment in a Portfolio may not be appropriate for all investors and the Portfolios are not designed to be a complete investment program. An investment in a Portfolio involves a high degree of risk. It is possible that investing in a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Portfolio, an investor should read the discussion of the risks of investing in the Portfolio in the prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls. Please see the prospectus for a complete list of risks.

Each Portfolio is classified as non-diversified under the 1940 Act. Each Portfolio is an open-end management investment company.

The Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Portfolios. You can obtain an additional copy of the Portfolios’ most recent periodic reports, prospectus, which includes a statement of additional information, and certain other regulatory filings by calling 855-609-3680 or visiting www.elementsfunds.com. The prospectus should be read carefully before investing.

The	Elements Portfolios are distributed by ALPS Distributors, Inc. SRG000974

[1]

The “equity risk premium” is positive if investment returns for equity securities exceed the risk-free rate, on average and over time. The “risk-free rate” is the rate of return that can be earned on high quality, short-term government debt securities.

[2]	The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index.
[3]	The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index.
[4]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries – excluding the United States.
[5]	The MSCI World ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets countries – excluding the United States.
[6]	The MSCI Emerging Markets Index captures large and mid cap representation across 26 Emerging Markets countries.

Past performance does not guarantee future results. Indices are not investable and do not reflect any fees or transaction costs.

Elements Portfolios	Annual Report	May 31, 2019

ALLOCATION OF PORTFOLIO HOLDINGS AT MAY 31, 2019

ELEMENTS U.S. PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Information Technology	$175,239,601	18.4%

Consumer Discretionary	172,616,030	18.1%

Consumer Staples	128,872,192	13.5%

Industrials	107,189,751	11.2%

Financials	103,647,790	10.9%

Communication Services	91,777,518	9.6%

Health Care	79,523,044	8.3%

Materials	32,972,511	3.5%

Energy	30,907,709	3.2%

Utilities	4,576,008	0.5%

Real Estate	8,850	0.0%

Other(1)	26,353,562	2.8%
	$953,684,566

ELEMENTS INTERNATIONAL PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Industrials	$109,073,573	18.2%

Consumer Staples	91,360,142	15.2%

Consumer Discretionary	85,072,725	14.2%

Financials	60,368,415	10.1%

Health Care	55,743,728	9.3%

Information Technology	54,286,822	9.1%

Materials	39,302,090	6.6%

Communication Services	31,528,380	5.3%

Energy	30,714,633	5.1%

Real Estate	15,995,919	2.7%

Utilities	7,719,787	1.3%

Other(1)	17,242,943	2.9%
	$598,409,157

ELEMENTS U.S. SMALL CAP PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Consumer Discretionary	$78,941,852	22.2%

Industrials	77,708,447	21.9%

Information Technology	54,196,232	15.2%

Financials	45,142,155	12.7%

Health Care	26,827,928	7.5%

Consumer Staples	17,131,292	4.8%

Communication Services	14,269,826	4.0%

Materials	11,790,405	3.3%

Energy	11,108,600	3.1%

Real Estate	7,237,605	2.0%

Utilities	2,778,738	0.8%

Other(1)	8,824,302	2.5%
	$355,957,382

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Industrials	$ 60,665,816	20.0%

Consumer Discretionary	51,342,420	17.0%

Consumer Staples	34,196,470	11.3%

Information Technology	27,282,565	9.0%

Financials	26,067,412	8.6%

Materials	25,318,148	8.3%

Energy	20,909,140	6.9%

Communication Services	15,007,951	4.9%

Health Care	11,553,642	3.8%

Utilities	11,479,798	3.8%

Real Estate	3,754,793	1.2%

Other(1)	15,698,254	5.2%
	$303,276,409

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

ALLOCATION OF PORTFOLIO HOLDINGS AT MAY 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO PORTFOLIO ALLOCATION BY SECTOR

Energy	$44,396,275	12.3%

Financials	39,640,590	10.9%

Consumer Staples	34,993,211	9.7%

Materials	31,298,179	8.7%

Health Care	31,041,105	8.6%

Information Technology	30,043,950	8.3%

Communication Services	29,478,825	8.2%

Consumer Discretionary	28,462,988	7.9%

Industrials	28,272,635	7.8%

Real Estate	26,274,067	7.3%

Utilities	6,192,239	1.7%

Other(1)	31,199,036	8.6%
	$361,293,100

(1)	Cash, cash equivalents, short-term investments and other assets less liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 97.3%
Automobiles & Components - 1.5%
Adient PLC - ADR	57,636	$994,797
BorgWarner, Inc.	34,099	1,209,832
Ford Motor Co.	283,353	2,697,521
Gentex Corp.	166,828	3,563,446
Goodyear Tire & Rubber Co.	70,038	939,210
Lear Corp.	11,563	1,376,344
Thor Industries, Inc. (a)	59,268	3,060,599
Visteon Corp. (b)	200	8,902

		13,850,651

Banks - 3.4%
Associated Banc-Corp.	28,408	562,763
Bank of America Corp.	47,844	1,272,650
Bank of Hawaii Corp.	9,118	689,868
Bank OZK (a)	35,702	1,031,788
BankUnited, Inc.	1,100	35,728
Citigroup, Inc.	7,110	441,887
Citizens Financial Group, Inc.	1,000	32,580
Comerica, Inc.	300	20,646
Commerce Bancshares, Inc.	3,298	189,074
Cullen/Frost Bankers, Inc.	2,141	195,409
East West Bancorp, Inc.	37,303	1,593,584
Fifth Third Bancorp	2,629	69,669
First Citizens BancShares, Inc. - Class A	3,912	1,643,431
First Horizon National Corp.	39	523
First Republic Bank/CA	600	58,212
Huntington Bancshares, Inc.	130,996	1,657,099
KeyCorp	145,628	2,325,679
PacWest Bancorp	100	3,634
PNC Financial Services Group Inc/The	200	25,452
Popular, Inc. (c)	32,243	1,683,407
Regions Financial Corp.	42,414	586,586
SunTrust Banks, Inc.	158	9,482
Synovus Financial Corp.	291	9,300
TCF Financial Corp.	86,054	1,640,189
Umpqua Holdings Corp.	159,615	2,549,052
Webster Financial Corp.	3,697	163,703
Wells Fargo & Co.	306,247	13,588,179
Western Alliance Bancorp (b)	13,583	558,940
Wintrust Financial Corp.	2,177	147,470

		32,785,984

Capital Goods - 8.4%
3M Co.	5,530	883,418
Acuity Brands, Inc.	8,589	1,062,202
AECOM (b)	9,976	318,234
AGCO Corp.	29,889	1,989,412
Air Lease Corp.	659	23,724
Allegion PLC (c)	1,047	101,611
Allison Transmission Holdings, Inc.	17,829	737,942
AMETEK, Inc.	13,652	1,117,962
AO Smith Corp.	63,219	2,560,370
Arcosa, Inc.	45,853	1,553,958
Armstrong World Industries, Inc.	6,989	619,924
Boeing Co.	14,806	5,057,878
Carlisle Cos., Inc.	5,300	706,543
Caterpillar, Inc.	378	45,288

	SHARES	FAIR VALUE
Capital Goods - 8.4% (continued)
Colfax Corp. (b)	35,939	$902,069
Crane Co.	3,287	251,324
Cummins, Inc.	15,917	2,399,647
Curtiss-Wright Corp.	4,032	449,528
Donaldson Co., Inc.	16,640	789,568
Dover Corp.	9,947	889,361
Eaton Corp. PLC (c)	2,323	173,040
Fastenal Co.	6,594	201,710
Flowserve Corp.	700	32,515
Fluor Corp.	1,517	42,051
Fortive Corp.	7,645	582,167
Fortune Brands Home & Security, Inc.	30,337	1,457,996
Gardner Denver Holdings, Inc. (b)	49,599	1,684,878
Gates Industrial Corp. PLC (b)(c)	44,337	500,121
General Electric Co.	84,500	797,680
Graco, Inc.	39,174	1,849,796
GrafTech International Ltd. (a)	24,328	241,091
Harris Corp.	5,950	1,113,781
HD Supply Holdings, Inc. (b)	34,584	1,434,890
HEICO Corp.	35,615	4,330,428
HEICO Corp. - Class A	40,896	4,018,441
Hexcel Corp.	18,818	1,369,762
Honeywell International, Inc.	3,609	592,995
Hubbell, Inc.	2,157	247,063
Huntington Ingalls Industries, Inc.	2,804	575,157
IDEX Corp.	8,069	1,232,217
Illinois Tool Works, Inc.	443	61,861
Ingersoll-Rand PLC (c)	409	48,401
ITT, Inc.	36,416	2,098,290
Jacobs Engineering Group, Inc.	22,451	1,690,336
Johnson Controls International PLC (c)	3,870	149,072
Lennox International, Inc. (a)	8,339	2,202,413
Lincoln Electric Holdings, Inc.	12,373	939,606
Lockheed Martin Corp.	4,325	1,464,186
Masco Corp.	1,466	51,193
MSC Industrial Direct Co., Inc.	12,216	863,183
nVent Electric PLC (c)	44,653	1,029,698
Oshkosh Corp.	24,511	1,744,938
Owens Corning	1,855	89,912
Parker-Hannifin Corp.	2,050	312,256
Pentair PLC (c)	30,214	1,052,051
Quanta Services, Inc.	408	14,182
Raytheon Co.	23,886	4,168,107
Regal Beloit Corp.	11,625	845,138
Resideo Technologies, Inc. (b)	90,560	1,782,221
Rockwell Automation, Inc.	5,126	763,005
Sensata Technologies Holding PLC (b)(c)	39	1,665
Snap-on, Inc.	370	57,690
Spirit AeroSystems Holdings, Inc.	30,184	2,446,111
Teledyne Technologies, Inc. (b)	3,510	827,658
Terex Corp.	148	3,962
Textron, Inc.	8,710	394,563
Toro Co.	26,873	1,751,045
Univar, Inc. (b)	86,080	1,722,461
Valmont Industries, Inc.	3,885	439,432
WABCO Holdings, Inc. (b)	2,422	317,064
Wabtec Corp.	292	18,215

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Capital Goods - 8.4% (continued)
Watsco, Inc.	7,506	$1,181,369
Welbilt, Inc. (b)	100	1,543
WESCO International, Inc. (b)	50,658	2,372,314
WW Grainger, Inc.	5,058	1,323,628
Xylem, Inc.	11,352	842,545

		80,009,056

Commercial & Professional Services - 1.1%
Cintas Corp.	5,512	1,222,727
Clean Harbors, Inc. (b)	17,581	1,127,294
Copart, Inc. (b)	19,963	1,426,955
Equifax, Inc.	180	21,762
IHS Markit Ltd. (b)(c)	3,700	212,343
KAR Auction Services, Inc.	15,937	895,978
ManpowerGroup, Inc.	34,349	2,937,526
Republic Services, Inc.	7,341	620,975
Robert Half International, Inc.	19,121	1,026,033
Rollins, Inc.	14,470	543,638
Verisk Analytics, Inc.	1,674	234,360
Waste Management, Inc.	996	108,913

		10,378,504

Consumer Durables & Apparel - 4.1%
Brunswick Corp.	1	41
Capri Holdings Ltd. (b)(c)	5,271	171,202
Carter’s, Inc.	1,652	138,950
Columbia Sportswear Co.	31,599	2,963,354
Garmin Ltd. (c)	21,954	1,679,042
Hanesbrands, Inc.	5,646	83,843
Hasbro, Inc.	5,535	526,600
Kontoor Brands, Inc. (a)(b)	3,934	115,270
Lennar Corp. - A Shares	17,892	888,517
Lennar Corp. - B Shares	879	34,729
Lululemon Athletica, Inc. (b)	13,376	2,214,932
Newell Brands, Inc.	60,854	816,661
NIKE, Inc.	125,305	9,666,028
NVR, Inc. (b)	1,078	3,451,292
PulteGroup, Inc.	76,204	2,362,324
PVH Corp.	4,215	359,076
Ralph Lauren Corp.	34,059	3,580,623
Skechers U.S.A., Inc. (a)(b)	76,831	2,145,890
Tapestry, Inc.	72,616	2,073,913
Tempur Sealy International, Inc. (b)	430	27,438
Toll Brothers, Inc.	21,883	760,872
Under Armour, Inc. - Class A (a)(b)	50,787	1,157,944
Under Armour, Inc. - Class C (b)	98,791	1,998,542
VF Corp.	27,539	2,254,893
Whirlpool Corp.	700	80,416

		39,552,392

Consumer Services - 2.4%
Aramark	7,908	275,119
Bright Horizons Family Solutions, Inc. (b)	404	55,372
Chipotle Mexican Grill, Inc. (b)	2,986	1,970,670
Choice Hotels International, Inc.	11,892	978,593
Darden Restaurants, Inc.	3,432	399,210
Domino’s Pizza, Inc.	1,494	417,573
Extended Stay America, Inc.	33,775	578,904

	SHARES	FAIR VALUE
Consumer Services - 2.4% (continued)
Frontdoor, Inc. (b)	42,840	$1,722,596
Graham Holdings Co.	2,519	1,714,280
Grand Canyon Education, Inc. (b)	2,000	239,720
H&R Block, Inc.	3,399	89,224
Hilton Grand Vacations, Inc. (b)	610	15,506
Hilton Worldwide Holdings, Inc.	5,500	491,920
Hyatt Hotels Corp.	25,923	1,872,678
McDonald’s Corp.	16,859	3,342,634
Service Corp International	2,610	114,501
ServiceMaster Global Holdings, Inc. (b)	23,404	1,263,816
Starbucks Corp.	52,252	3,974,287
Wyndham Destinations, Inc.	13,632	542,281
Yum China Holdings, Inc.	61,873	2,475,539
Yum! Brands, Inc.	2,414	247,073

		22,781,496

Diversified Financials - 2.6%
Affiliated Managers Group, Inc.	692	58,003
Ally Financial, Inc.	23,371	674,721
American Express Co.	14,489	1,662,033
Berkshire Hathaway, Inc. (b)	33,069	6,528,482
BGC Partners, Inc.	72,200	339,340
BlackRock, Inc.	493	204,871
Cboe Global Markets, Inc.	10,385	1,127,188
Charles Schwab Corp.	800	33,288
Credit Acceptance Corp. (b)	165	75,304
E*TRADE Financial Corp.	30,461	1,364,653
Evercore, Inc.	16,437	1,269,429
FactSet Research Systems, Inc.	1,519	422,586
Franklin Resources, Inc.	2,644	84,132
Goldman Sachs Group, Inc.	3,300	602,217
Invesco Ltd. (c)	1,500	29,310
Janus Henderson Group PLC (c)	5,700	115,824
Lazard Ltd. (c)	1,636	50,978
Legg Mason, Inc.	24,867	885,763
LPL Financial Holdings, Inc.	5,253	421,396
Morgan Stanley	7,500	305,175
Morningstar, Inc.	14,569	2,040,243
MSCI, Inc.	1,199	263,792
Nasdaq, Inc.	200	18,128
Northern Trust Corp.	1,700	145,384
OneMain Holdings, Inc.	5,012	149,708
Raymond James Financial, Inc.	8,431	696,232
S&P Global, Inc.	506	108,223
SEI Investments Co.	50,216	2,523,354
State Street Corp.	500	27,625
Synchrony Financial	35,709	1,200,894
T. Rowe Price Group, Inc.	2,000	202,280
Voya Financial, Inc.	17,233	877,677

		24,508,233

Energy - 3.2%
Apache Corp.	1,300	33,891
Apergy Corp. (b)	27,350	848,123
Baker Hughes a GE Co.	25,114	537,691
Cabot Oil & Gas Corp.	40,601	1,015,837
Chevron Corp.	64,568	7,351,067
ConocoPhillips	20,096	1,184,860

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Energy - 3.2% (continued)
Devon Energy Corp.	5,310	$133,600
Exxon Mobil Corp.	172,364	12,198,200
Halliburton Co.	58,085	1,236,630
HollyFrontier Corp.	11,300	429,174
Kosmos Energy Ltd.	810	4,990
Marathon Oil Corp.	26,793	352,328
Marathon Petroleum Corp.	5,129	235,883
Occidental Petroleum Corp.	300	14,931
ONEOK, Inc.	425	27,038
PBF Energy, Inc.	21,788	575,203
Phillips 66	2,500	202,000
RPC, Inc. (a)	79,192	589,188
Schlumberger Ltd. (c)	51,765	1,795,728
SM Energy Co.	1,300	15,119
Valero Energy Corp.	29,929	2,107,002
Whiting Petroleum Corp. (b)	759	13,950
Williams Cos., Inc.	200	5,276

		30,907,709

Food & Staples Retailing - 6.3%
Casey’s General Stores, Inc. (a)	6,636	856,575
Costco Wholesale Corp.	36,670	8,785,398
Kroger Co.	154,858	3,532,311
Sprouts Farmers Market, Inc. (b)	51,259	1,027,743
Sysco Corp.	40,811	2,808,613
U.S. Foods Holding Corp. (b)	108,991	3,766,729
Walgreens Boots Alliance, Inc.	121,570	5,998,264
Walmart, Inc.	324,841	32,951,871

		59,727,504

Food, Beverage & Tobacco - 4.4%
Altria Group, Inc.	9,580	469,995
Brown-Forman Corp. - Class A	7,428	365,532
Brown-Forman Corp. - Class B	22,739	1,136,495
Bunge Ltd. (c)	14,030	733,629
Coca-Cola Co.	25,526	1,254,092
Flowers Foods, Inc.	56,140	1,255,852
General Mills, Inc.	37,096	1,834,026
Hain Celestial Group, Inc. (a)(b)	55,125	1,123,999
Hershey Co.	17,374	2,292,673
Hormel Foods Corp. (a)	63,566	2,510,221
Ingredion, Inc.	4,585	349,194
Keurig Dr. Pepper, Inc.	21,539	607,184
Kraft Heinz Co.	24,604	680,301
Lamb Weston Holdings, Inc.	2,604	154,287
McCormick & Co., Inc.	10,371	1,618,291
Molson Coors Brewing Co.	7,957	437,476
Mondelez International, Inc.	48,625	2,472,581
Monster Beverage Corp. (b)	19,488	1,205,528
PepsiCo., Inc.	58,056	7,431,168
Philip Morris International, Inc.	100,957	7,786,813
Pilgrim’s Pride Corp. (b)	80,578	2,060,379
Post Holdings, Inc. (b)	3,775	396,753
TreeHouse Foods, Inc. (a)(b)	17,396	906,853
Tyson Foods, Inc.	35,850	2,720,657

		41,803,979

	SHARES	FAIR VALUE
Health Care Equipment & Services - 5.3%
Acadia Healthcare Co., Inc. (b)	100	$3,222
Align Technology, Inc. (b)	1,854	527,185
Anthem, Inc.	16,660	4,631,147
Baxter International, Inc.	30,353	2,229,124
Cantel Medical Corp.	239	16,429
Cardinal Health, Inc.	17,804	749,014
Centene Corp. (b)	22,422	1,294,871
Chemed Corp.	4,311	1,413,749
Cigna Corp.	4,000	592,080
Cooper Cos., Inc.	243	72,363
Covetrus, Inc. (b)	25,940	639,680
CVS Health Corp.	25,670	1,344,338
Danaher Corp.	6,372	841,168
DENTSPLY SIRONA, Inc.	16,726	901,030
Edwards Lifesciences Corp. (b)	5,620	959,334
Encompass Health Corp.	4,384	258,305
HCA Healthcare, Inc.	652	78,866
Henry Schein, Inc. (b)	3,549	228,769
Hill-Rom Holdings, Inc.	13,613	1,308,890
Humana, Inc.	7,151	1,750,994
ICU Medical, Inc. (b)	3,858	820,982
IDEXX Laboratories, Inc. (b)	6,125	1,529,841
Integra LifeSciences Holdings Corp. (b)	19,248	896,957
Laboratory Corp of America Holdings (b)	1,700	276,437
Masimo Corp. (b)	18,481	2,416,206
MEDNAX, Inc. (b)	75,334	1,857,736
Medtronic PLC (c)	1,600	148,128
Molina Healthcare, Inc. (b)	4,670	664,354
Premier, Inc. (b)	72,837	2,676,760
Quest Diagnostics, Inc.	13,878	1,331,039
ResMed, Inc.	3,754	428,407
Steris PLC (c)	14,327	1,915,233
UnitedHealth Group, Inc.	38,511	9,311,960
Universal Health Services, Inc.	2,947	352,314
Varian Medical Systems, Inc. (b)	14,470	1,826,982
Veeva Systems, Inc. (b)	1,300	200,577
WellCare Health Plans, Inc. (b)	13,110	3,620,851
West Pharmaceutical Services, Inc.	5,994	686,912

		50,802,234

Household & Personal Products - 2.9%
Church & Dwight Co., Inc.	20,042	1,491,325
Clorox Co.	5,866	872,920
Colgate-Palmolive Co.	100,150	6,972,443
Coty, Inc. (a)	8,205	101,250
Estee Lauder Cos., Inc.	18,336	2,952,646
Herbalife Nutrition Ltd. (b)(c)	14,633	611,367
Kimberly-Clark Corp.	22,861	2,923,693
Nu Skin Enterprises, Inc.	40,542	1,892,906
Procter & Gamble Co.	92,529	9,522,159

		27,340,709

Insurance - 4.9%
Aflac, Inc.	48,016	2,463,221
Allstate Corp.	19,717	1,883,171
American Financial Group, Inc.	14,572	1,430,970
American National Insurance Co.	3,899	442,030
Arthur J Gallagher & Co.	9,903	833,833

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Insurance - 4.9% (continued)
Assurant, Inc.	4,097	$409,536
Assured Guaranty Ltd. (c)	17,435	712,568
Brown & Brown, Inc.	57,352	1,810,603
Cincinnati Financial Corp.	17,197	1,689,433
CNA Financial Corp.	46,301	2,081,693
Erie Indemnity Co.	1,697	360,901
Fidelity National Financial, Inc.	53,263	2,053,289
First American Financial Corp.	49,990	2,581,983
Hanover Insurance Group, Inc.	16,283	1,989,131
Hartford Financial Services Group, Inc.	46,355	2,441,054
Loews Corp.	32,955	1,692,569
Marsh & McLennan Cos., Inc.	3,639	347,888
Mercury General Corp. (a)	10,695	616,567
MetLife, Inc.	69,957	3,232,713
Old Republic International Corp.	126,119	2,780,924
Principal Financial Group, Inc.	33,181	1,711,144
Progressive Corp.	53,327	4,227,765
Reinsurance Group of America, Inc.	12,587	1,863,631
RenaissanceRe Holdings Ltd. (c)	5,571	971,805
Travelers Cos., Inc.	14,026	2,041,765
Unum Group	42,449	1,336,719
Willis Towers Watson PLC (c)	1,400	245,700
WR Berkley Corp.	33,384	2,076,485

		46,329,091

Materials - 3.5%
Air Products & Chemicals, Inc.	160	32,574
AptarGroup, Inc.	12,461	1,411,458
Ardagh Group SA (c)	9,527	136,331
Ashland Global Holdings, Inc.	9,148	684,911
Avery Dennison Corp.	21,461	2,233,232
Axalta Coating Systems Ltd. (b)(c)	54,023	1,270,081
Ball Corp.	209	12,831
Bemis Co., Inc.	57,811	3,373,272
Berry Global Group, Inc. (b)	4,428	208,205
Cabot Corp.	15,776	630,093
Celanese Corp.	2,526	239,793
CF Industries Holdings, Inc.	650	26,156
Domtar Corp.	50,663	2,130,379
Dow, Inc.	3,700	173,012
Ecolab, Inc.	900	165,681
Freeport-McMoRan, Inc.	89,696	870,948
Huntsman Corp.	33,519	582,225
International Paper Co.	3,448	142,989
Linde PLC (c)	3,991	720,575
LyondellBasell Industries N.V. (c)	13,573	1,007,795
Mosaic Co.	13,720	294,568
Newmont Mining Corp.	51,646	1,708,966
Nucor Corp.	42,153	2,023,344
Olin Corp.	53,350	1,046,194
Packaging Corp of America	19,602	1,746,146
Reliance Steel & Aluminum Co.	20,683	1,722,273
Royal Gold, Inc.	5,205	457,988
RPM International, Inc.	18,031	965,019
Sealed Air Corp.	37	1,550
Sherwin-Williams Co.	872	365,760
Silgan Holdings, Inc.	16,562	480,132
Sonoco Products Co.	35,202	2,176,540

	SHARES	FAIR VALUE
Materials - 3.5% (continued)
Steel Dynamics, Inc.	59,246	$1,490,037
United States Steel Corp.	5,134	60,684
Valvoline, Inc.	21,554	376,117
Westlake Chemical Corp.	16,352	936,806
Westrock Co.	32,756	1,067,846

		32,972,511

Media & Entertainment - 8.3%
Activision Blizzard, Inc.	56,017	2,429,457
Alphabet, Inc. - Class A (b)	10,360	11,463,340
Alphabet, Inc. - Class C (b)	8,695	9,596,063
AMC Networks, Inc. (b)	8,911	470,233
Cable One, Inc.	275	307,189
CBS Corp.	8,099	391,020
Comcast Corp.	3,535	144,935
Discovery Communications, Inc. - Class A (b)	6,533	178,090
Discovery Communications, Inc. - Class C (b)	5,868	150,456
Electronic Arts, Inc. (b)	28,153	2,620,481
Facebook, Inc. (b)	80,172	14,228,125
Fox Corp. - Class A	13,172	464,050
Fox Corp. - Class B	15,022	521,414
IAC InterActive Corp. (b)	11,551	2,551,038
John Wiley & Sons, Inc.	71,219	2,975,530
Liberty Media Corp. - Liberty SiriusXM - Class A (b)	60,609	2,183,136
Liberty Media Corp. - Liberty SiriusXM - Class B (b)	323	11,673
Liberty Media Corp. - Liberty Formula One (a)(b)	5,192	189,093
Lions Gate Entertainment Corp. - Class A (c)	93,137	1,375,633
Lions Gate Entertainment Corp. - Class B (c)	110,555	1,521,237
Madison Square Garden Co. (b)	3,747	1,108,512
Match Group, Inc. (a)	53,190	3,651,493
News Corp. - Class A	78,395	892,919
News Corp. - Class B	26,068	303,692
Take-Two Interactive Software, Inc. (b)	4,092	442,550
Tribune Media Co.	19,795	916,508
TripAdvisor, Inc. (b)	3,869	163,543
Twitter, Inc. (b)	23,413	853,170
Viacom, Inc. - Class B	127,972	3,715,027
Walt Disney Co.	88,088	11,631,140
Zillow Group, Inc. - Class A (b)	212	8,974
Zynga, Inc. (b)	245,105	1,541,710

		79,001,431

Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
Agilent Technologies, Inc.	5,843	391,773
Allergan PLC (c)	17,807	2,170,851
Bio-Rad Laboratories, Inc. (b)	1,707	489,790
Bio-Techne Corp.	150	29,708
Bristol-Myers Squibb Co.	131,685	5,974,548
Bruker Corp.	68,182	2,847,962
Charles River Laboratories International, Inc. (b)	2,740	343,733

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Pharmaceuticals, Biotechnology & Life Sciences - 3.0% (continued)
Eli Lilly & Co.	13,099	$1,518,698
Illumina, Inc. (b)	2,088	640,828
IQVIA Holdings, Inc. (b)	1,021	138,703
Johnson & Johnson	73,503	9,639,918
Merck & Co., Inc.	8,712	690,078
Mettler-Toledo International, Inc. (b)	100	72,309
Mylan N.V. (b)(c)	1,891	31,769
PerkinElmer, Inc.	17,189	1,484,098
Pfizer, Inc.	22,312	926,394
PRA Health Sciences, Inc. (b)	251	21,769
QIAGEN NV (b)(c)	16,495	628,130
Waters Corp. (b)	3,135	629,226
Zoetis, Inc.	500	50,525

		28,720,810

Real Estate - 0.0% (d)
Newmark Group, Inc.	1,109	8,850

Retailing - 10.1%
Advance Auto Parts, Inc.	10,827	1,678,185
Amazon.com, Inc. (b)	11,017	19,555,946
AutoNation, Inc. (b)	12,154	479,718
AutoZone, Inc. (b)	2,764	2,838,932
Best Buy Co., Inc.	47,471	2,975,008
Booking Holdings, Inc. (b)	663	1,098,074
Burlington Stores, Inc. (b)	12,019	1,881,935
Dick’s Sporting Goods, Inc.	40,500	1,397,655
Dollar General Corp.	26,420	3,362,738
Dollar Tree, Inc. (b)	4,789	486,515
eBay, Inc.	93,941	3,375,300
Expedia Group, Inc.	6,509	748,535
Foot Locker, Inc.	21,323	839,060
Gap, Inc.	159,000	2,970,120
Genuine Parts Co.	19,955	1,973,549
Home Depot, Inc.	43,570	8,271,764
Kohl’s Corp.	39,577	1,951,938
L Brands, Inc.	109,454	2,458,337
LKQ Corp. (b)	34,555	886,336
Lowe’s Cos., Inc.	71,372	6,657,580
Macy’s, Inc.	154,388	3,175,761
Michaels Cos., Inc. (b)	188,254	1,714,994
Nordstrom, Inc. (a)	41,805	1,308,496
O’Reilly Automotive, Inc. (b)	3,615	1,342,503
Penske Automotive Group, Inc.	15,622	667,372
Pool Corp.	8,892	1,598,604
Qurate Retail, Inc. (b)	52,323	655,607
Ross Stores, Inc.	31,630	2,941,274
Target Corp.	51,856	4,171,815
Tiffany & Co.	9,549	850,911
TJX Cos., Inc.	76,228	3,833,506
Tractor Supply Co.	39,238	3,954,406
Ulta Beauty, Inc. (b)	3,134	1,044,813
Urban Outfitters, Inc. (b)	56,145	1,261,578
Wayfair, Inc. (a)(b)	1,533	220,767
Williams-Sonoma, Inc. (a)	30,801	1,801,859

		96,431,491

	SHARES	FAIR VALUE
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (b)	39,079	$1,071,155
Applied Materials, Inc.	184,456	7,136,603
Cypress Semiconductor Corp.	99,685	1,776,387
First Solar, Inc. (b)	3,722	216,025
Intel Corp.	110,086	4,848,187
KLA-Tencor Corp.	886	91,320
Lam Research Corp.	28,383	4,955,955
Marvell Technology Group Ltd. (c)	28,146	627,656
Maxim Integrated Products, Inc.	2,935	154,352
Micron Technology, Inc. (b)	170,811	5,570,147
MKS Instruments, Inc.	10,181	727,534
Monolithic Power Systems, Inc.	1,135	132,171
NVIDIA Corp.	9,085	1,230,654
ON Semiconductor Corp. (b)	22,174	393,810
Qorvo, Inc. (b)	1,978	121,014
QUALCOMM, Inc.	56,400	3,768,648
Skyworks Solutions, Inc.	13,646	909,233
Teradyne, Inc.	5,165	217,653
Texas Instruments, Inc.	11,417	1,190,907
Universal Display Corp.	160	23,509
Xilinx, Inc.	29,625	3,030,934

		38,193,854

Software & Services - 6.7%
Accenture PLC (c)	17,064	3,038,586
Adobe, Inc. (b)	100	27,090
Akamai Technologies, Inc. (b)	3,227	243,187
Amdocs Ltd. (c)	41,686	2,476,982
ANSYS, Inc. (b)	9,580	1,719,610
Autodesk, Inc. (b)	100	16,091
Automatic Data Processing, Inc.	1,344	215,201
Black Knight, Inc. (b)	23,783	1,348,258
Booz Allen Hamilton Holding Corp.	27,913	1,763,264
Broadridge Financial Solutions, Inc.	15,419	1,925,371
Cadence Design Systems, Inc. (b)	30,278	1,924,772
CDK Global, Inc.	22,687	1,098,051
Citrix Systems, Inc.	1,039	97,791
Cognizant Technology Solutions Corp.	21,791	1,349,517
Conduent, Inc. (b)	110,047	979,418
CoreLogic, Inc. (b)	8,135	318,811
DXC Technology Co.	14,508	689,710
EPAM Systems, Inc. (b)	4,265	736,096
Euronet Worldwide, Inc. (b)	9,909	1,536,291
Fair Isaac Corp. (b)	1,340	396,506
Fidelity National Information Services, Inc.	3,504	421,531
FireEye, Inc. (b)	3,540	51,649
First Data Corp. (b)	41,818	1,063,014
Fiserv, Inc. (b)	5,717	490,862
Gartner, Inc. (b)	1,681	254,335
Genpact Ltd. (c)	74,082	2,678,064
GoDaddy, Inc. (b)	307	22,841
Guidewire Software, Inc. (b)	2,003	201,342
International Business Machines Corp.	39,674	5,038,201
Intuit, Inc.	4,605	1,127,534
Jack Henry & Associates, Inc.	3,264	428,302
Leidos Holdings, Inc.	13,188	993,452
LogMeIn, Inc.	23,385	1,679,745
Manhattan Associates, Inc. (b)	16,933	1,108,604

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Software & Services - 6.7% (continued)
Mastercard, Inc.	15,043	$3,783,164
Microsoft Corp.	17,440	2,156,979
Nuance Communications, Inc. (b)	29,137	500,282
Okta, Inc. (b)	1,730	195,871
Oracle Corp.	3,200	161,920
PayPal Holdings, Inc. (b)	8,549	938,253
Pegasystems, Inc.	2,843	205,094
Proofpoint, Inc. (b)	6,053	680,115
PTC, Inc. (b)	5,169	434,506
Red Hat, Inc. (b)	873	160,894
RingCentral, Inc. (b)	2,337	280,089
Sabre Corp.	15,489	314,117
Salesforce.com, Inc. (b)	300	45,423
SS&C Technologies Holdings, Inc.	13,019	724,507
Symantec Corp.	117,109	2,193,452
Synopsys, Inc. (b)	23,474	2,733,313
Tableau Software, Inc. (b)	5,469	615,098
Teradata Corp. (b)	63,141	2,168,262
Total System Services, Inc.	22,083	2,727,913
Tyler Technologies, Inc. (b)	4,361	930,419
VeriSign, Inc. (b)	432	84,231
Visa, Inc.	17,676	2,851,669
VMware, Inc.	2,260	399,975
Western Union Co.	26,854	520,968
Worldpay, Inc. (b)	5,855	712,202

		63,978,795

Technology Hardware & Equipment - 7.6%
Amphenol Corp.	8,134	707,658
Apple, Inc.	173,526	30,379,197
Arrow Electronics, Inc. (b)	8,644	541,633
Avnet, Inc.	47,823	1,953,091
CDW Corp.	21,870	2,152,883
Cisco Systems, Inc.	84,208	4,381,342
Cognex Corp.	11,195	454,517
Coherent, Inc. (b)	673	74,050
CommScope Holding Co., Inc. (b)	44,895	725,054
Corning, Inc.	34,301	989,241
Dell Technologies, Inc. (b)	5,931	353,191
Dolby Laboratories, Inc.	53,541	3,317,936
EchoStar Corp. (b)	23,980	1,025,864
F5 Networks, Inc. (b)	9,955	1,314,856
FLIR Systems, Inc.	43,825	2,118,062
Hewlett Packard Enterprise Co.	31,392	430,698
HP, Inc.	290,828	5,432,667
Jabil, Inc.	16,195	398,235
Juniper Networks, Inc.	37,067	912,219
Keysight Technologies, Inc. (b)	23,411	1,758,869
Motorola Solutions, Inc.	7,797	1,169,160
National Instruments Corp.	27,429	1,058,485
NCR Corp. (b)	470	14,382
NetApp, Inc.	39,448	2,335,322
Ubiquiti Networks, Inc.	990	119,107
Western Digital Corp.	78,444	2,919,686
Xerox Corp.	165,352	5,061,425
Zebra Technologies Corp. (b)	5,647	968,122

		73,066,952

	SHARES	FAIR VALUE
Telecommunication Services - 1.3%
AT&T, Inc.	194,237	$5,939,767
CenturyLink, Inc.	77,380	808,621
Telephone & Data Systems, Inc.	75,370	2,171,410
T-Mobile US, Inc. (b)	13,199	969,335
United States Cellular Corp. (b)	47,698	2,077,248
Verizon Communications, Inc.	14,898	809,706

		12,776,087

Transportation - 1.8%
Alaska Air Group, Inc.	12,729	740,828
CH Robinson Worldwide, Inc.	12,171	969,177
Copa Holdings SA (c)	7,118	637,844
Delta Air Lines, Inc.	5,666	291,799
Expeditors International of Washington, Inc.	27,481	1,912,403
FedEx Corp.	1,200	185,136
J.B. Hunt Transport Services, Inc.	1,407	119,792
JetBlue Airways Corp. (b)	28,549	491,899
Kirby Corp. (b)	1,293	100,052
Knight-Swift Transportation Holdings, Inc. (a)	20,262	560,042
Landstar System, Inc.	31,553	3,036,976
Macquarie Infrastructure Corp.	18,222	726,511
Old Dominion Freight Line, Inc.	7,877	1,043,230
Schneider National, Inc.	113,798	1,911,806
Southwest Airlines Co.	77,206	3,675,006
Union Pacific Corp.	700	116,746
United Continental Holdings, Inc. (b)	1,575	122,299
XPO Logistics, Inc. (b)	3,084	160,645

		16,802,191

Utilities - 0.5%
Avangrid, Inc.	18,869	944,582
CMS Energy Corp.	2,442	137,021
DTE Energy Co.	200	25,094
Eversource Energy	1,888	139,410
Hawaiian Electric Industries, Inc.	5,221	216,880
MDU Resources Group, Inc.	200	4,936
NRG Energy, Inc.	25,765	877,041
OGE Energy Corp.	1,446	60,096
Pinnacle West Capital Corp.	1,309	122,928
UGI Corp.	23,837	1,230,227
Vistra Energy Corp.	3,600	84,816
Xcel Energy, Inc.	12,783	732,977

		4,576,008

TOTAL COMMON STOCKS (Cost $818,332,743)		927,306,522

REAL ESTATE INVESTMENT TRUSTS - 0.0% (d)
Chimera Investment Corp.	1,089	19,864
MFA Financial, Inc.	656	4,618

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,498)		24,482

SHORT-TERM INVESTMENTS - 2.5%
Money Market Funds - 0.4%
Fidelity Investments Money Market Funds - Government Portfolio, 2.27% (e)	799,079	799,079

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. PORTFOLIO

	SHARES	FAIR VALUE
Money Market Funds - 0.4% (continued)
First American Government Obligations Fund, 2.32% (e)	799,079	$799,079
First American Treasury Obligations Fund, 2.31% (e)	799,079	799,079
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.29% (e)	799,079	799,079
Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.27% (e)	799,079	799,079

		3,995,395

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 2.1%
2.314%, 06/18/2019 (f)	$16,000,000	15,982,358
2.385%, 06/13/2019 (f)(g)	4,000,000	3,996,820

		19,979,178

TOTAL SHORT-TERM INVESTMENTS (Cost $23,974,573)		23,974,573

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 1.5%
BlackRock Liquidity Funds FedFund Portfolio, 2.30% (e)	1,311,897	1,311,897

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 1.5% (continued)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 2.49% (e)	13,451,599	$13,459,375

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $14,771,272)		14,771,272

TOTAL INVESTMENTS (Cost $857,103,086) - 101.3%		966,076,849

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%		(12,392,283)

TOTAL NET ASSETS - 100.0%		$953,684,566

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	This security or a portion of this security was out on loan as of May 31, 2019. Total loaned securities had a market value of $14,448,186 as of May 31, 2019.
(b)	Non-income producing security.
(c)	Foreign issued security. Total foreign securities are $32,453,457 which represents 3.4% of net assets.
(d)	Rounds to zero.
(e)	Rate shown is the 7-day effective yield.
(f)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(g)	This security or a portion of this security was held as collateral for derivative contracts as of May 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
S&P 500 E-mini Index, June 2019 Settlement	140	$19,268,200	$(824,278)

TOTAL FUTURES CONTRACTS PURCHASED		$19,268,200	$(824,278)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 96.1%
Automobiles & Components - 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	900	$9,099
Cooper Tire & Rubber Co.	9,806	270,449
Cooper-Standard Holdings, Inc. (a)	175	6,766
Dana, Inc.	20,287	295,987
Dorman Products, Inc. (a)	3,358	274,214
Fox Factory Holding Corp. (a)	9,985	669,195
Gentherm, Inc. (a)	4,991	186,564
LCI Industries	400	33,148
Modine Manufacturing Co. (a)	12,407	159,430
Shiloh Industries, Inc. (a)	276	1,115
Standard Motor Products, Inc.	13,813	585,395
Stoneridge, Inc. (a)	31,580	822,027
Strattec Security Corp.	6,029	148,555
Superior Industries International, Inc.	52,656	194,301
Tower International, Inc.	13,739	239,471
Unique Fabricating, Inc.	600	1,740
Winnebago Industries, Inc.	14,067	452,113

		4,349,569

Banks - 5.8%
1st Source Corp.	853	37,327
ACNB Corp.	243	8,675
American National Bankshares, Inc.	500	17,440
Ames National Corp.	206	5,418
Arrow Financial Corp.	2,162	69,552
Atlantic Capital Bancshares, Inc. (a)	5,152	84,287
Atlantic Union Bankshares Corp.	909	29,361
Banc of California, Inc.	700	9,261
BancFirst Corp.	4,218	220,306
Bank of Commerce Holdings	2,556	26,327
Bank of Marin Bancorp	6,464	261,857
Bank of N.T. Butterfield & Son Ltd. (b)	11,161	368,536
BankFinancial Corp.	15,006	208,583
BCB Bancorp, Inc.	1,400	17,136
Berkshire Hills Bancorp, Inc.	336	9,808
BOK Financial Corp.	2,494	186,875
Boston Private Financial Holdings, Inc.	15,896	162,934
Bridge Bancorp, Inc.	200	5,566
Brookline Bancorp, Inc.	1,600	22,960
Bryn Mawr Bank Corp.	49	1,791
Byline Bancorp, Inc. (a)	600	11,196
C&F Financial Corp.	1,353	65,025
Cadence Bancorp	2,863	52,965
Capital City Bank Group, Inc.	15,283	357,775
Cathay General Bancorp	3,523	118,514
CenterState Bank Corp.	5,613	122,869
Central Pacific Financial Corp.	2,355	65,445
Central Valley Community Bancorp	423	8,299
Century Bancorp, Inc. - Class A	696	62,369
Chemung Financial Corp.	4,690	210,112
Citizens & Northern Corp.	9,145	252,402
Civista Bancshares, Inc.	401	8,702
Codorus Valley Bancorp, Inc.	271	5,696
Columbia Banking System, Inc.	22	734
Community Bankers Trust Corp.	700	5,096
Community Trust Bancorp, Inc.	2,292	90,740

	SHARES	FAIR VALUE
Banks - 5.8% (continued)
ConnectOne Bancorp, Inc.	700	$14,707
County Bancorp, Inc.	204	3,513
Customers Bancorp, Inc. (a)	11,546	227,687
CVB Financial Corp.	1,448	29,756
Entegra Financial Corp. (a)	100	2,965
Enterprise Bancorp, Inc.	200	5,608
Enterprise Financial Services Corp.	123	4,820
Essent Group Ltd. (a)(b)	25,296	1,187,647
Farmers National Banc Corp.	1,437	19,328
FB Financial Corp.	700	24,353
Federal Agricultural Mortgage Corp.	2,183	149,383
Fidelity Southern Corp. (c)	13,425	378,182
Fifth Third Bancorp	43,022	1,140,083
Financial Institutions, Inc.	1,360	36,761
First Bancorp NC	3,606	127,688
First Bancorp Puerto Rico (b)	77,177	768,683
First Bancorp, Inc.	254	6,421
First Bank/Hamilton NJ	400	4,480
First Busey Corp.	17,039	421,034
First Business Financial Services, Inc.	391	8,946
First Commonwealth Financial Corp.	21,387	268,835
First Community Bankshares, Inc.	7,966	260,966
First Defiance Financial Corp.	1,401	37,967
First Financial Bankshares, Inc.	1,907	108,051
First Financial Northwest, Inc.	427	6,473
First Foundation, Inc.	200	2,622
First Guaranty Bancshares, Inc.	110	2,266
First Internet Bancorp	500	10,165
First Interstate BancSystem, Inc.	7,829	288,968
First Midwest Bancorp, Inc.	9,108	177,515
Flagstar Bancorp, Inc.	384	12,088
Flushing Financial Corp.	191	4,017
FNCB Bancorp, Inc.	1,973	14,502
Fulton Financial Corp.	5,857	92,306
Glacier Bancorp, Inc.	11,359	447,658
Great Western Bancorp, Inc.	7,499	232,994
Hancock Whitney Corp.	1,808	68,668
Hanmi Financial Corp.	6,909	142,464
HarborOne Bancorp, Inc. (a)	778	13,957
Heartland Financial USA, Inc.	4,402	181,759
Heritage Commerce Corp.	6,800	80,988
Heritage Financial Corp.	3,361	94,444
Hilltop Holdings, Inc.	20,987	422,468
Home BancShares, Inc.	12,786	224,011
HomeStreet, Inc. (a)	10,500	298,725
HomeTrust Bancshares, Inc.	900	22,032
Hope Bancorp, Inc.	14,061	180,965
Horizon Bancorp	1	16
Independent Bank Corp. - Massachusetts	1,073	74,413
Independent Bank Corp. - Michigan	2,001	42,321
Independent Bank Group, Inc.	135	6,971
International Bancshares Corp.	1,300	47,398
Investar Holding Corp.	100	2,389
Investors Bancorp, Inc.	3,196	33,270
Lakeland Bancorp, Inc.	3,201	49,327
LCNB Corp.	300	5,091
MBT Financial Corp.	1,985	18,143

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Banks - 5.8% (continued)
Mercantile Bank Corp.	500	$15,425
Meta Financial Group, Inc.	13,130	343,612
MGIC Investment Corp. (a)	123,498	1,673,398
Midland States Bancorp, Inc.	400	9,800
MidSouth Bancorp, Inc.	3,306	37,226
MidWestOne Financial Group, Inc.	301	8,380
MutualFirst Financial, Inc.	200	5,976
National Bank Holdings Corp.	201	7,053
NBT Bancorp, Inc.	100	3,595
NMI Holdings, Inc. (a)	18,091	493,161
Northeast Bank	1,900	39,254
Northrim BanCorp, Inc.	7,208	240,963
Northwest Bancshares, Inc.	4,504	75,532
Ocwen Financial Corp. (a)	1,760	2,728
OFG Bancorp (b)	34,364	645,356
Old National Bancorp/IN	662	10,552
Old Second Bancorp, Inc.	9,764	119,121
Opus Bank	10,428	209,290
Pacific City Financial Corp.	422	7,204
Pacific Mercantile Bancorp (a)	500	3,885
Pacific Premier Bancorp, Inc.	400	11,320
Park National Corp.	1,393	131,625
PCSB Financial Corp.	1,079	21,192
Peapack Gladstone Financial Corp.	5,250	141,960
Penns Woods Bancorp, Inc.	100	4,184
PennyMac Financial Services, Inc.	13,776	292,189
Peoples Bancorp, Inc.	2,109	65,189
People’s Utah Bancorp	2,927	81,956
Preferred Bank	1,000	43,770
Premier Financial Bancorp, Inc.	6,748	105,336
Provident Financial Services, Inc.	734	17,499
QCR Holdings, Inc.	886	28,423
Radian Group, Inc.	11,017	247,332
Republic Bancorp, Inc. - Class A	4,460	204,446
Republic First Bancorp, Inc. (a)	1,261	6,103
Riverview Bancorp, Inc.	842	6,525
S&T Bancorp, Inc.	699	26,352
Sandy Spring Bancorp, Inc.	300	9,645
Simmons First National Corp.	2,496	56,934
South State Corp.	2,400	158,136
Southern First Bancshares, Inc. (a)	100	3,563
Southern Missouri Bancorp, Inc.	100	3,258
Southern National Bancorp of Virginia, Inc.	1,599	22,082
Southside Bancshares, Inc.	800	26,056
Stock Yards Bancorp, Inc.	500	16,665
Territorial Bancorp, Inc.	100	2,690
The Bancorp, Inc. (a)	18,513	164,766
Towne Bank	2,600	65,936
TriCo Bancshares	2,001	74,637
TrustCo Bank Corp NY	58,115	428,889
Trustmark Corp.	22,997	730,615
United Bankshares, Inc.	192	6,870
United Community Banks, Inc.	21,302	564,716
United Community Financial Corp.	2,092	19,163
United Financial Bancorp, Inc.	17,776	231,799
Unity Bancorp, Inc.	300	6,045
Univest Financial Corp.	8,990	214,681

	SHARES	FAIR VALUE
Banks - 5.8% (continued)
Walker & Dunlop, Inc.	6,079	$305,591
Waterstone Financial, Inc.	2,998	49,497
WesBanco, Inc.	1,100	39,083
West Bancorporation, Inc.	255	5,304
Western New England Bancorp, Inc.	502	4,598
WSFS Financial Corp.	3,715	147,448

		20,476,776

Capital Goods - 11.6%
AAON, Inc.	3,228	146,519
AAR Corp.	9,510	286,156
Actuant Corp.	5,200	115,128
Advanced Drainage Systems, Inc.	31,367	899,606
Aegion Corp. (a)	400	5,760
Aerojet Rocketdyne Holdings, Inc. (a)	17,097	659,602
Aerovironment, Inc. (a)	2,200	142,450
Alamo Group, Inc.	5,823	552,777
Albany International Corp.	1,200	84,084
Allied Motion Technologies, Inc.	10,124	328,726
Altra Industrial Motion Corp.	6,734	211,246
American Superconductor Corp. (a)	11,806	114,872
American Woodmark Corp. (a)	1,100	79,739
Apogee Enterprises, Inc.	8,542	309,648
Applied Industrial Technologies, Inc.	5,077	275,833
Argan, Inc.	700	32,151
Armstrong Flooring, Inc. (a)	15,273	160,977
Astronics Corp. (a)	6,811	277,003
Atkore International Group, Inc. (a)	3,147	73,608
Axon Enterprise, Inc. (a)	5,221	348,658
AZZ, Inc.	7,280	306,342
Barnes Group, Inc.	3,464	179,158
Beacon Roofing Supply, Inc. (a)	2,426	83,843
Blue Bird Corp. (a)	13,814	259,979
BMC Stock Holdings, Inc. (a)	49,725	995,992
Builders FirstSource, Inc. (a)	65,542	922,831
Caesarstone Ltd. (b)	7,414	102,832
Chart Industries, Inc. (a)	3,156	241,844
Columbus McKinnon Corp.	20,120	729,551
Comfort Systems USA, Inc.	20,005	943,836
Commercial Vehicle Group, Inc. (a)	40,201	249,648
Continental Building Products, Inc. (a)	3,088	70,468
CSW Industrials, Inc.	8,208	524,737
Cubic Corp.	7,703	434,603
Ducommun, Inc. (a)	14,982	676,138
DXP Enterprises, Inc. (a)	593	19,106
EMCOR Group, Inc.	32,665	2,631,492
Encore Wire Corp.	14,113	704,380
Energy Recovery, Inc. (a)	500	4,725
EnPro Industries, Inc.	2,094	116,196
ESCO Technologies, Inc.	4,194	293,119
EVI Industries, Inc. (c)	1,300	47,385
Evoqua Water Technologies Corp. (a)	1,740	20,480
Federal Signal Corp.	31,615	755,282
Foundation Building Materials, Inc. (a)	37,453	568,162
Franklin Electric Co., Inc.	9,060	397,100
Gencor Industries, Inc. (a)	444	4,920
Generac Holdings, Inc. (a)	7,807	430,556
Gibraltar Industries, Inc. (a)	5,652	201,776

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Capital Goods - 11.6% (continued)
Global Brass & Copper Holdings, Inc.	7,000	$305,410
GMS, Inc. (a)	18,151	305,663
Graham Corp.	5,278	107,724
Great Lakes Dredge & Dock Corp. (a)	50,690	539,342
Griffon Corp.	298	4,285
Harsco Corp. (a)	35,710	892,750
Hillenbrand, Inc.	30,506	1,135,738
Hurco Cos., Inc.	9,234	323,744
Hyster-Yale Materials Handling, Inc.	3,962	174,249
IES Holdings, Inc. (a)	3,220	57,702
Insteel Industries, Inc.	13,745	251,259
JELD-WEN Holding, Inc. (a)	1,233	23,291
John Bean Technologies Corp.	100	10,255
Kadant, Inc.	8,557	694,657
Kaman Corp.	20,196	1,123,100
Kennametal, Inc.	19,897	611,833
Lawson Products, Inc. (a)	16,573	607,898
LB Foster Co. (a)	2,661	64,316
Luxfer Holdings PLC (b)	3,300	79,101
Manitex International, Inc. (a)	1,699	10,143
Masonite International Corp. (a)(b)	5,300	252,015
Meritor, Inc. (a)	14,965	301,694
Milacron Holdings Corp. (a)	33,443	383,926
Miller Industries, Inc.	16,116	427,880
Moog, Inc.	9,755	804,007
MRC Global, Inc. (a)	600	8,880
Mueller Industries, Inc.	19,821	534,176
Mueller Water Products, Inc.	19,678	181,825
MYR Group, Inc. (a)	4,083	131,840
National Presto Industries, Inc. (c)	2,666	260,975
Northrop Grumman Corp.	241	73,083
Northwest Pipe Co. (a)	1,000	23,240
NOW, Inc. (a)	24,484	319,027
NV5 Global, Inc. (a)	2,738	212,880
Omega Flex, Inc.	976	83,370
Patrick Industries, Inc. (a)	9,811	400,191
PGT Innovations, Inc. (a)	10,111	151,261
Powell Industries, Inc.	200	6,884
Preformed Line Products Co.	800	37,608
Primoris Services Corp.	4,600	83,904
Proto Labs, Inc. (a)	3,792	380,527
Quanex Building Products Corp.	29,286	454,226
Raven Industries, Inc.	9,404	307,981
RBC Bearings, Inc. (a)	900	128,070
Rexnord Corp. (a)	6,098	160,438
Rush Enterprises, Inc.	5,022	180,390
Rush Enterprises, Inc. - Class A	7,231	255,037
Simpson Manufacturing Co., Inc.	20,839	1,267,845
SiteOne Landscape Supply, Inc. (a)	710	46,058
Spartan Motors, Inc.	80,820	697,477
SPX Corp. (a)	2,200	65,428
SPX FLOW, Inc. (a)	1,500	53,550
Sterling Construction Co., Inc. (a)	31,632	377,686
Systemax, Inc.	54,530	1,122,773
Tennant Co.	3,985	229,576
The Gorman-Rupp Co.	19,800	587,466
Thermon Group Holdings, Inc. (a)	10,444	229,559

	SHARES	FAIR VALUE
Capital Goods - 11.6% (continued)
Titan Machinery, Inc. (a)	8,600	$143,792
TPI Composites, Inc. (a)	1,823	38,010
Trex Co., Inc. (a)	6,446	385,600
TriMas Corp. (a)	21,504	616,090
Tutor Perini Corp. (a)	1,592	23,148
Twin Disc, Inc. (a)	301	4,340
Univar, Inc. (a)	13,225	264,632
Universal Forest Products, Inc.	19,595	631,939
Vectrus, Inc. (a)	20,067	708,164
Veritiv Corp. (a)	15,087	266,436
Vicor Corp. (a)	16,479	499,479
Wabash National Corp.	29,694	401,166
Watts Water Technologies, Inc.	5,504	447,971
Wesco Aircraft Holdings, Inc. (a)	446	4,380
Woodward, Inc.	1,236	134,625

		41,136,009

Commercial & Professional Services - 9.3%
ABM Industries, Inc. (c)	11,296	409,480
Acacia Research Corp. (a)	4,397	13,719
ACCO Brands Corp.	70,859	520,814
Advanced Disposal Services, Inc. (a)	8,553	274,893
ASGN, Inc. (a)	17,249	875,042
Barrett Business Services, Inc.	3,764	271,083
BG Staffing, Inc.	792	13,480
Brady Corp.	32,525	1,505,907
BrightView Holdings, Inc. (a)	11,830	197,679
Casella Waste Systems, Inc. (a)	11,426	442,415
CBIZ, Inc. (a)	51,064	1,011,067
CECO Environmental Corp. (a)	21,777	192,726
Cimpress, N.V. (a)(b)	544	47,600
CompX International, Inc.	100	1,534
CRA International, Inc.	9,742	364,740
Deluxe Corp.	28,051	1,043,497
Ennis, Inc.	33,960	628,939
Exponent, Inc.	12,616	707,127
Forrester Research, Inc.	4,554	207,344
Franklin Covey Co. (a)	18,672	580,699
FTI Consulting, Inc. (a)	11,167	937,135
GP Strategies Corp. (a)	7,038	95,998
Healthcare Services Group, Inc. (c)	3,633	114,839
Heidrick & Struggles International, Inc.	33,642	1,021,371
Heritage-Crystal Clean, Inc. (a)	25,678	641,950
Herman Miller, Inc.	38,459	1,364,910
HNI Corp.	22,200	736,152
Huron Consulting Group, Inc. (a)	5,535	272,488
ICF International, Inc.	18,025	1,313,842
InnerWorkings, Inc. (a)	74,688	253,192
Insperity, Inc.	18,068	2,057,945
Interface, Inc.	1,200	17,364
Kelly Services, Inc.	32,072	753,692
Kforce, Inc.	38,394	1,334,191
Kimball International, Inc.	21,064	325,228
Knoll, Inc.	29,097	571,465
Korn Ferry	22,719	978,735
Matthews International Corp.	4,101	139,557
McGrath RentCorp	13,545	761,635

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Commercial & Professional Services - 9.3% (continued)
Mistras Group, Inc. (a)	24,147	$333,712
MSA Safety, Inc. (c)	12,710	1,263,120
Multi-Color Corp.	400	19,896
Navigant Consulting, Inc.	33,287	732,314
NL Industries, Inc. (a)	441	1,442
PICO Holdings, Inc. (a)	1,967	20,713
Pitney Bowes, Inc.	26,581	97,021
Resources Connection, Inc.	40,853	627,094
RR Donnelley & Sons Co.	58,519	129,912
SP Plus Corp. (a)	8,762	271,885
Steelcase, Inc.	58,465	937,779
Team, Inc. (a)	4,600	66,792
Tetra Tech, Inc.	17,913	1,209,486
The Brink’s Co.	9,703	747,131
TriNet Group, Inc. (a)	16,243	1,029,481
TrueBlue, Inc. (a)	30,970	657,803
UniFirst Corp.	5,218	828,514
US Ecology, Inc.	1,408	83,804
Viad Corp.	7,482	470,169
WageWorks, Inc. (a)	6,407	320,158
Willdan Group, Inc. (a)	4,288	133,443

		32,983,143

Consumer Durables & Apparel - 6.5%
Acushnet Holdings Corp.	41,852	983,103
American Outdoor Brands Corp. (a)	44,444	372,885
Beazer Homes USA, Inc. (a)	1	9
Callaway Golf Co.	59,569	875,664
Cavco Industries, Inc. (a)	1,717	246,561
Clarus Corp.	17,819	227,192
Crocs, Inc. (a)	72,746	1,405,453
Culp, Inc.	400	6,892
Deckers Outdoor Corp. (a)	16,817	2,557,866
Escalade, Inc.	399	4,441
Ethan Allen Interiors, Inc.	41,477	880,142
Flexsteel Industries, Inc.	197	3,379
Fossil Group, Inc. (a)	2,262	22,145
G-III Apparel Group Ltd. (a)	23,767	611,525
GoPro, Inc. (a)	4,250	26,775
Green Brick Partners, Inc. (a)	9,113	79,192
Helen of Troy Ltd. (a)(b)	12,547	1,676,405
Hooker Furniture Corp.	4,943	132,621
Installed Building Products, Inc. (a)	500	25,720
iRobot Corp. (a)(c)	4,793	417,518
Johnson Outdoors, Inc.	14,799	1,092,314
KB Home	14,614	367,250
La-Z-Boy, Inc.	16,743	538,957
Lifetime Brands, Inc.	300	2,340
M/I Homes, Inc. (a)	3,418	93,585
Malibu Boats, Inc. (a)	20,584	738,966
Marine Products Corp. (c)	9,126	126,304
MasterCraft Boat Holdings, Inc. (a)	23,331	463,354
Meritage Homes Corp. (a)	12,995	651,050
Movado Group, Inc.	25,831	665,407
Nautilus, Inc. (a)	55,427	149,099
Oxford Industries, Inc.	9,777	696,513
Rocky Brands, Inc.	3,442	84,191
Roku, Inc. (a)	600	54,240

	SHARES	FAIR VALUE
Consumer Durables & Apparel - 6.5% (continued)
Skyline Champion Corp.	300	$7,017
Sonos, Inc. (a)	2,000	20,300
Steven Madden Ltd.	46,674	1,412,355
Sturm Ruger & Co., Inc.	11,594	576,338
Superior Group of Cos, Inc.	300	4,803
Taylor Morrison Home Corp. (a)	20,961	418,591
The Lovesac Co. (a)	900	32,445
TRI Pointe Group, Inc. (a)	48,130	591,999
Tupperware Brands Corp.	21,276	396,159
Turtle Beach Corp. (a)(c)	19,342	160,925
Universal Electronics, Inc. (a)	5,865	231,022
Vera Bradley, Inc. (a)	98,759	1,081,411
Vista Outdoor, Inc. (a)	43,490	333,568
Wolverine World Wide, Inc.	41,222	1,151,743
YETI Holdings, Inc. (a)	6,264	149,835
ZAGG, Inc. (a)	48,399	322,337

		23,169,906

Consumer Services - 4.4%
Adtalem Global Education, Inc. (a)	27,215	1,196,371
American Public Education, Inc. (a)	21,158	592,001
BBX Capital Corp.	1,900	7,771
Biglari Holdings, Inc. (a)	270	24,462
BJ’s Restaurants, Inc.	7,256	303,954
Bloomin’ Brands, Inc.	30,327	585,614
Brinker International, Inc.	15,015	564,114
Career Education Corp. (a)	58,223	1,092,846
Carriage Services, Inc.	10,011	182,400
Carrols Restaurant Group, Inc. (a)	9,000	76,680
Century Casinos, Inc. (a)	2,980	26,045
Chegg, Inc. (a)	400	14,984
Churchill Downs, Inc.	2,370	233,635
Chuy’s Holdings, Inc. (a)	3,768	83,348
Collectors Universe, Inc.	2,908	61,184
Cracker Barrel Old Country Store, Inc.	3,520	552,957
Dave & Buster’s Entertainment, Inc.	100	4,974
Del Taco Restaurants, Inc. (a)	2,708	29,301
Denny’s Corp. (a)	34,219	673,430
Dine Brands Global, Inc.	400	37,768
El Pollo Loco Holdings, Inc. (a)	4,867	51,006
Eldorado Resorts, Inc. (a)	3,706	182,224
Everi Holdings, Inc. (a)	8,200	91,348
Fiesta Restaurant Group, Inc. (a)	21,040	298,347
Houghton Mifflin Harcourt Co. (a)	46,028	259,598
International Speedway Corp.	9,115	407,987
J Alexander’s Holdings, Inc. (a)	24,984	262,832
K12, Inc. (a)	55,330	1,691,438
Laureate Education, Inc. (a)	20,100	322,806
Luby’s, Inc. (a)	3,220	4,218
Monarch Casino & Resort, Inc. (a)	7,357	316,572
Noodles & Co. (a)	2,266	16,383
Papa John’s International, Inc.	395	19,146
Penn National Gaming, Inc. (a)	18,478	348,310
Potbelly Corp. (a)	57,059	287,007
Red Lion Hotels Corp. (a)	2,850	21,603
Red Robin Gourmet Burgers, Inc. (a)	14,900	381,142
Regis Corp. (a)	68,830	1,282,991
Ruth’s Hospitality Group, Inc.	17,491	400,019

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Consumer Services - 4.4% (continued)
Speedway Motorsports, Inc.	7,278	$132,168
Strategic Education, Inc.	4,517	794,947
Texas Roadhouse, Inc.	9,368	480,204
The Cheesecake Factory, Inc. (c)	14,946	646,415
The Habit Restaurants, Inc. - Class A (a)	12,094	123,359
Weight Watchers International, Inc. (a)(c)	20,893	361,240
Wingstop, Inc.	200	15,936
Zovio, Inc. (a)	5,531	22,677

		15,565,762

Diversified Financials - 3.2%
Artisan Partners Asset Management, Inc.	31,718	750,131
Blucora, Inc. (a)	15,370	476,009
BrightSphere Investment Group PLC (b)	17,892	192,160
Cannae Holdings, Inc. (a)	35,789	910,114
Cohen & Steers, Inc.	2,617	134,043
Curo Group Holdings Corp. (a)	4,421	41,425
Donnelley Financial Solutions, Inc. (a)	22,323	275,243
Elevate Credit, Inc. (a)	28,750	122,475
Enova International, Inc. (a)	24,055	513,574
EZCORP, Inc. (a)(c)	29,860	262,171
Federated Investors, Inc.	32,275	985,356
FGL Holdings (b)	3,300	26,235
FirstCash, Inc.	6,053	573,340
Green Dot Corp. (a)	16,063	745,484
Greenhill & Co., Inc.	2,551	38,189
Hamilton Lane, Inc.	9,263	455,369
Hennessy Advisors, Inc.	484	4,443
Houlihan Lokey, Inc.	19,579	885,167
Ladenburg Thalmann Financial Services, Inc.	49,922	159,750
Manning & Napier, Inc.	552	1,087
Marlin Business Services Corp.	242	5,397
Moelis & Co.	22,949	729,319
NewStar Financial, Inc. (a)(d)	4,220	1,097
On Deck Capital, Inc. (a)(c)	15,001	60,304
Oppenheimer Holdings, Inc.	15,855	390,667
Piper Jaffray Cos.	7,010	496,448
PJT Partners, Inc.	1,830	67,527
Pzena Investment Management, Inc.	63,485	561,207
Regional Management Corp. (a)	4,828	119,107
Silvercrest Asset Management Group, Inc.	5,641	75,307
Waddell & Reed Financial, Inc.	49,157	793,886
Westwood Holdings Group, Inc.	10,982	321,443
World Acceptance Corp. (a)	2,041	270,004

		11,443,478

Energy - 3.1%
Adams Resources & Energy, Inc.	3,516	119,720
Anadarko Petroleum Corp.	5,412	380,842
Arch Coal, Inc.	5,907	520,702
C&J Energy Services, Inc. (a)	16,623	196,816
Cactus, Inc. (a)	2,100	68,355
Clean Energy Fuels Corp. (a)	4,300	11,481
Cloud Peak Energy, Inc. (a)(c)	48,132	4,327
CONSOL Energy, Inc. (a)	6,736	176,618
Covia Holdings Corp. (a)	340	989
CVR Energy, Inc.	24,712	1,049,519

	SHARES	FAIR VALUE
Energy - 3.1% (continued)
Delek US Holdings, Inc.	28,275	$865,498
Diamond Offshore Drilling, Inc. (a)	100	787
DMC Global, Inc.	23,700	1,603,068
Dorian LPG Ltd. (a)(b)	200	1,412
Dril-Quip, Inc. (a)	5,026	207,323
Era Group, Inc. (a)	12,672	93,139
Evolution Petroleum Corp.	19,646	120,037
Exterran Corp. (a)	3,065	42,297
FTS International, Inc. (a)	39,117	240,570
Green Plains, Inc.	2,100	27,405
Hallador Energy Co.	3,594	20,342
Halliburton Co.	7,481	159,270
Keane Group, Inc. (a)	29,390	215,723
KLX Energy Services Holdings, Inc. (a)	3,479	68,536
Liberty Oilfield Services, Inc. (c)	27,724	353,481
Mammoth Energy Services, Inc. (c)	23,473	246,467
Matrix Service Co. (a)	44,153	799,169
Midstates Petroleum Co., Inc. (a)	10,169	68,031
NACCO Industries, Inc.	6,747	337,080
NCS Multistage Holdings, Inc. (a)	4,554	12,159
Newpark Resources, Inc. (a)	8,814	61,610
Overseas Shipholding Group, Inc. (a)	80,516	120,774
Par Pacific Holdings, Inc. (a)	10,000	196,000
Peabody Energy Corp.	32,322	760,213
Penn Virginia Corp. (a)	100	3,050
Profire Energy, Inc. (a)	606	909
Renewable Energy Group, Inc. (a)	48,516	758,790
REX American Resources Corp. (a)	201	13,562
RigNet, Inc. (a)	456	3,803
Roan Resources, Inc. (a)	9,089	18,996
SandRidge Energy, Inc. (a)	11,385	78,443
Select Energy Services, Inc. (a)	16,000	171,200
Tellurian, Inc. (a)(c)	400	3,076
TETRA Technologies, Inc. (a)	1,021	1,572
VAALCO Energy, Inc. (a)	770	1,224
W&T Offshore, Inc. (a)	6,300	26,460
World Fuel Services Corp.	30,122	877,755

		11,108,600

Food & Staples Retailing - 2.1%
BJ’s Wholesale Club Holdings, Inc. (a)	54,041	1,349,944
Ingles Markets, Inc.	12,842	382,820
Natural Grocers by Vitamin Cottage, Inc. (a)	52,383	537,973
Performance Food Group Co. (a)	68,167	2,682,372
PriceSmart, Inc.	9,920	482,112
Rite Aid Corp. (a)	155	1,187
Smart & Final Stores, Inc. (a)	40,737	265,198
SpartanNash Co.	37,785	436,039
The Chefs’ Warehouse, Inc. (a)	33,012	1,045,490
United Natural Foods, Inc. (a)	10,602	107,610
Village Super Market, Inc.	113	2,992
Weis Markets, Inc.	3,287	124,249

		7,417,986

Food, Beverage & Tobacco - 1.9%
Altria Group, Inc.	10,102	495,604
B&G Foods, Inc. (c)	7,100	155,845

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Food, Beverage & Tobacco - 1.9% (continued)
Boston Beer Company, Inc. - Class A (a)	1,455	$457,307
Calavo Growers, Inc.	789	68,998
Cal-Maine Foods, Inc.	8,996	333,032
Coca-Cola Consolidated, Inc.	1,978	597,376
Craft Brew Alliance, Inc. (a)	3,080	42,535
Darling Ingredients, Inc. (a)	42,568	804,535
Dean Foods Co. (c)	12,253	13,478
Fresh Del Monte Produce, Inc. (b)	19,904	497,998
Freshpet, Inc. (a)	1,281	59,528
J&J Snack Foods Corp.	1,298	208,783
John B Sanfilippo & Son, Inc.	863	66,149
Lancaster Colony Corp.	5,591	804,154
Landec Corp. (a)	1,000	9,920
Lifeway Foods, Inc. (a)	2,494	5,312
MGP Ingredients, Inc.	100	6,021
National Beverage Corp. (c)	6,687	301,918
Sanderson Farms, Inc. (c)	2,789	381,284
The Simply Good Foods Co. (a)	3,248	69,800
Tootsie Roll Industries, Inc. (c)	17,178	652,077
Turning Point Brands, Inc.	1,600	78,768
Universal Corp.	6,000	339,120
Vector Group Ltd.	23,373	209,188

		6,658,730

Health Care Equipment & Services - 6.6%
Accuray, Inc. (a)	5,768	21,399
Addus HomeCare Corp. (a)	4,233	289,453
Allscripts Healthcare Solutions, Inc. (a)	10,500	102,165
Amedisys, Inc. (a)	12,287	1,379,953
American Renal Associates Holdings, Inc. (a)	8,689	56,392
AMN Healthcare Services, Inc. (a)	17,393	842,517
AngioDynamics, Inc. (a)	38,408	721,686
Apyx Medical Corp. (a)	13,000	78,390
AtriCure, Inc. (a)	1,100	32,230
Atrion Corp.	430	379,780
Avanos Medical, Inc. (a)	2,197	82,783
AxoGen, Inc. (a)	480	10,046
BioLife Solutions, Inc. (a)	400	7,092
BioScrip, Inc. (a)	100	207
BioTelemetry, Inc. (a)	1,014	48,530
Cardiovascular Systems, Inc. (a)	2,300	89,585
Computer Programs & Systems, Inc.	1,862	48,058
CONMED Corp.	5,550	446,664
CorVel Corp. (a)	9,728	719,677
Cross Country Healthcare, Inc. (a)	49,938	355,059
CryoLife, Inc. (a)	4,050	116,437
Cutera, Inc. (a)	12,351	208,114
Diplomat Pharmacy, Inc. (a)	45,437	209,919
Enzo Biochem, Inc. (a)	1,592	5,126
Genesis Healthcare, Inc. (a)	26,489	29,933
Glaukos Corp. (a)	5,471	352,770
Globus Medical, Inc. (a)	26,852	1,055,284
Haemonetics Corp. (a)	15,117	1,466,198
Hanger, Inc. (a)	3,700	69,042
HCA Healthcare, Inc.	2,141	258,975
HealthEquity, Inc. (a)	2,193	143,334
HealthStream, Inc. (a)	13,229	330,725

	SHARES	FAIR VALUE
Health Care Equipment & Services - 6.6% (continued)
HMS Holdings Corp. (a)	11,691	$355,757
Inogen, Inc. (a)	1,320	85,100
Invacare Corp.	8,043	47,695
iRadimed Corp. (a)(c)	26,141	545,563
Lantheus Holdings, Inc. (a)	2,000	47,980
LeMaitre Vascular, Inc.	2,001	51,646
LHC Group, Inc. (a)	14,636	1,657,966
LivaNova PLC (a)(b)	5,205	374,240
Magellan Health, Inc. (a)	4,490	296,475
Medidata Solutions, Inc. (a)	1,152	105,005
Meridian Bioscience, Inc.	36,557	413,094
Merit Medical Systems, Inc. (a)	1,200	61,956
National HealthCare Corp.	6,683	519,069
National Research Corp.	15,594	795,138
Natus Medical, Inc. (a)	8,731	217,402
Neogen Corp. (a)	2,630	148,200
NextGen Healthcare, Inc. (a)	30,863	594,113
NuVasive, Inc. (a)	2,800	162,288
Omnicell, Inc. (a)	5,046	400,905
OraSure Technologies, Inc. (a)	27,715	230,034
Orthofix Medical, Inc. (a)	10,205	503,413
Owens & Minor, Inc.	9,011	24,240
Oxford Immunotec Global PLC (a)(b)	506	7,398
Patterson Cos., Inc.	34,914	733,892
PetIQ, Inc. (a)	700	18,361
R1 RCM, Inc. (a)	4,900	57,526
RadNet, Inc. (a)	26,131	315,662
RTI Surgical Holdings, Inc. (a)	9,169	38,785
SeaSpine Holdings Corp. (a)	5,188	70,712
Select Medical Holdings Corp. (a)	15,378	216,061
Simulations Plus, Inc.	3,384	84,837
STAAR Surgical Co. (a)	9,776	226,510
Surgery Partners, Inc. (a)	700	5,999
Surmodics, Inc. (a)	6,325	256,542
Tabula Rasa HealthCare, Inc. (a)(c)	15,450	697,876
Tactile Systems Technology, Inc. (a)	5,258	252,542
The Ensign Group, Inc.	23,450	1,248,947
The Joint Corp. (a)(c)	9,055	144,880
The Providence Service Corp. (a)	8,251	533,675
Tivity Health, Inc. (a)	14,169	259,293
Triple-S Management Corp. - Class B (a)(b)	2,600	63,700
US Physical Therapy, Inc.	2,501	279,387
Utah Medical Products, Inc.	2,100	167,475
Varex Imaging Corp. (a)	10,979	292,920

		23,567,782

Household & Personal Products - 0.9%
Central Garden & Pet Co. (a)	214	6,024
Central Garden & Pet Co. - Class A (a)	22,934	586,422
Edgewell Personal Care Co. (a)	10,777	307,576
elf Beauty, Inc. (a)(c)	4,669	47,577
Inter Parfums, Inc.	18,855	1,221,427
Lifevantage Corp. (a)	9,919	111,291
Medifast, Inc.	1,618	208,641
Natural Health Trends Corp. (c)	10,397	105,841
Nature’s Sunshine Products, Inc. (a)	552	5,316
Oil-Dri Corp of America	190	5,584

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Household & Personal Products - 0.9% (continued)
USANA Health Sciences, Inc. (a)	3,782	$267,690
WD-4Co.	1,159	181,187

		3,054,576

Insurance - 3.7%
American Equity Investment Life Holding Co.	22,355	632,870
AMERISAFE, Inc.	3,158	188,122
Citizens, Inc. (a)	5,795	37,146
CNO Financial Group, Inc.	3,760	59,070
Crawford & Co.	146	1,215
Donegal Group, Inc.	1,937	27,990
eHealth, Inc. (a)	19,644	1,386,081
EMC Insurance Group, Inc.	11,677	421,306
Employers Holdings, Inc.	11,373	472,434
FBL Financial Group, Inc.	2,780	171,137
FedNat Holding Co.	2,962	40,046
Hallmark Financial Services, Inc. (a)	8,420	99,272
Health Insurance Innovations, Inc. (a)(c)	4,047	104,372
Heritage Insurance Holdings, Inc.	45,612	667,304
Horace Mann Educators Corp.	3,400	137,734
Independence Holding Co.	800	29,864
Investors Title Co.	136	21,000
James River Group Holdings Ltd. (b)	1,900	84,740
Kemper Corp.	19,873	1,649,260
Kingstone Cos., Inc.	925	8,251
Kinsale Capital Group, Inc.	11,157	934,845
National General Holdings Corp.	13,749	312,377
NI Holdings, Inc. (a)	400	6,776
Primerica, Inc.	1,106	127,035
ProAssurance Corp. (c)	13,868	520,327
RLI Corp.	9,396	806,929
Safety Insurance Group, Inc.	11,311	1,030,771
Selective Insurance Group, Inc.	11,364	814,231
State Auto Financial Corp.	4,202	143,666
Stewart Information Services Corp.	18,819	774,025
Third Point Reinsurance Ltd. (a)(b)	27,139	275,732
Tiptree, Inc.	1,914	11,580
United Fire Group, Inc.	13,703	643,219
Universal Insurance Holdings, Inc.	19,783	574,498

		13,215,225

Materials - 3.3%
AdvanSix, Inc. (a)	7,583	184,873
AgroFresh Solutions, Inc. (a)	1,827	4,403
Balchem Corp.	300	27,207
Boise Cascade Co.	36,214	803,951
Carpenter Technology Corp.	2,293	93,004
Ferro Corp. (a)	3,000	40,620
Flotek Industries, Inc. (a)	1,900	5,776
FutureFuel Corp.	66,541	690,696
Gold Resource Corp.	66,064	187,622
Greif, Inc. - Class A	13,010	461,074
Greif, Inc. - Class B	100	4,405
Haynes International, Inc.	700	20,391
Ingevity Corp. (a)	800	70,160
Innospec, Inc.	2,581	208,312
Intrepid Potash, Inc. (a)	17,479	55,234

	SHARES	FAIR VALUE
Materials - 3.3% (continued)
Kaiser Aluminum Corp.	1,512	$134,749
Kraton Corp. (a)	1,131	27,676
Kronos Worldwide, Inc.	1,901	23,972
Louisiana-Pacific Corp.	43,251	986,988
LyondellBasell Industries N.V. (b)	2,333	173,225
Materion Corp.	19,671	1,189,112
Minerals Technologies, Inc.	1,600	83,168
Myers Industries, Inc.	54,717	925,812
Neenah, Inc.	1,522	86,997
Olympic Steel, Inc.	120	1,486
OMNOVA Solutions, Inc. (a)	63,314	358,990
PH Glatfelter Co.	17,867	260,501
PolyOne Corp.	8,104	203,653
Quaker Chemical Corp.	2,600	470,236
Ryerson Holding Corp. (a)	5,206	40,190
Schnitzer Steel Industries, Inc.	24,377	514,598
Schweitzer-Mauduit International, Inc.	8,133	254,482
Stepan Co.	6,956	590,286
SunCoke Energy, Inc. (a)	1,895	13,909
Trecora Resources (a)	3,438	32,592
Tredegar Corp.	20,332	316,976
Trinseo S.A. (b)	12,325	454,053
UFP Technologies, Inc. (a)	6,265	231,304
United States Lime & Minerals, Inc.	1,691	138,087
Valhi, Inc.	59,531	119,062
Verso Corp. (a)	29,694	511,331
Warrior Met Coal, Inc.	20,407	526,705
Worthington Industries, Inc.	7,690	262,537

		11,790,405

Media & Entertainment - 3.5%
Care.com, Inc. (a)	28,109	401,678
Cargurus, Inc. (a)	2,259	77,167
Central European Media Enterprises Ltd. (a)(b)	2,500	9,175
DHI Group, Inc. (a)	19,696	67,754
Emerald Expositions Events, Inc.	6,471	75,711
Entravision Communications Corp.	42,359	124,536
Eros International PLC (a)(b)	173	1,337
Fluent, Inc. (a)	25,333	123,625
Gannett Co., Inc.	98,697	775,758
Glu Mobile, Inc. (a)	49,814	397,516
Gray Television, Inc. (a)	1,000	17,230
Hemisphere Media Group, Inc. (a)	13,182	177,957
IMAX Corp. (a)(b)	10,473	227,893
Lee Enterprises, Inc. (a)	23,227	58,532
Liberty Media Corp. - Class A (a)	1,800	47,772
Liberty Media Corp. - Class C (a)	3,400	90,474
Liberty TripAdvisor Holdings, Inc. (a)	50,315	535,855
Marchex, Inc. - Class B (a)	15,397	67,131
MSG Networks, Inc. (a)	12,282	259,273
National CineMedia, Inc.	5,329	34,905
New Media Investment Group, Inc.	57,235	528,279
Nexstar Media Group, Inc.	1,400	140,210
QuinStreet, Inc. (a)	94,698	1,451,720
Rosetta Stone, Inc. (a)	33,741	832,053
Saga Communications, Inc.	135	3,929
Scholastic Corp.	10,134	335,334

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Media & Entertainment - 3.5% (continued)
Sinclair Broadcast Group, Inc.	19,230	$1,032,266
TechTarget, Inc. (a)	22,469	424,664
TEGNA, Inc.	41,046	621,436
The EW Scripps Co. - Class A	4,800	73,056
The Marcus Corp.	8,100	283,176
The Meet Group, Inc. (a)	1,000	3,870
The New York Times Co. - Class A (c)	78,029	2,482,883
Travelzoo (a)	26	442
Tribune Publishing Co. (a)	14,019	137,667
TrueCar, Inc. (a)	3,700	24,124
World Wrestling Entertainment, Inc. (c)	5,695	414,254
Yelp, Inc. (a)	6,888	211,668

		12,572,310

Pharmaceuticals, Biotechnology & Life Sciences - 0.9%
Amphastar Pharmaceuticals, Inc. (a)	4,618	88,896
Assertio Therapeutics, Inc. (a)	11,521	33,757
Codexis, Inc. (a)	400	7,240
Collegium Pharmaceutical, Inc. (a)	13,900	159,989
Corcept Therapeutics, Inc. (a)	22,304	218,133
Harrow Health, Inc. (a)	14,874	90,285
Horizon Therapeutics PLC (a)(b)	6,300	150,129
Innoviva, Inc. (a)(c)	15,260	208,604
Intersect ENT, Inc. (a)	2,554	60,223
Luminex Corp.	22,358	471,754
Medpace Holdings, Inc. (a)	9,273	500,557
NeoGenomics, Inc. (a)	33,867	735,253
Phibro Animal Health Corp.	11,309	334,520
SIGA Technologies, Inc. (a)(c)	37,604	200,805

		3,260,145

Real Estate - 0.6%
Altisource Portfolio Solutions, S.A. (a)(b)	2,605	52,439
eXp World Holdings, Inc. (a)(c)	1,800	18,360
Forestar Group, Inc. (a)	3,362	60,213
HFF, Inc.	19,285	832,726
Marcus & Millichap, Inc. (a)	26,445	807,630
Maui Land & Pineapple Co., Inc. (a)	217	2,240
RE/MAX Holdings, Inc.	2,866	84,891
The RMR Group, Inc. - Class A	7,946	383,156

		2,241,655

Retailing - 10.0%
1-800-Flowers.com, Inc. (a)	92,687	1,692,465
Aaron’s, Inc.	37,493	1,996,877
Abercrombie & Fitch Co. (c)	84,822	1,467,421
American Eagle Outfitters, Inc.	134,816	2,345,798
America’s Car-Mart, Inc. (a)	14,733	1,268,511
Asbury Automotive Group, Inc. (a)	5,730	425,109
Ascena Retail Group, Inc. (a)	255,293	268,058
Barnes & Noble Education, Inc. (a)	42,152	133,622
Barnes & Noble, Inc.	88,365	387,922
Bed Bath & Beyond, Inc. (c)	35,272	447,602
Big Lots, Inc.	19,461	537,124
Boot Barn Holdings, Inc. (a)	9,754	254,872
Caleres, Inc.	18,504	348,985
Chico’s FAS, Inc.	75,802	255,453
Citi Trends, Inc.	18,401	251,726

	SHARES	FAIR VALUE
Retailing - 10.0% (continued)
Conn’s, Inc. (a)	10,700	$192,065
Core-Mark Holding Co., Inc.	43,908	1,619,327
Designer Brands, Inc.	59,136	1,069,770
Destination XL Group, Inc. (a)	5,944	9,986
Dillard’s, Inc. (c)	14,717	833,865
Duluth Holdings, Inc. (a)	131	1,958
Express, Inc. (a)	179,729	540,984
Five Below, Inc. (a)	8,205	1,056,230
Francesca’s Holdings Corp. (a)(c)	89,563	42,677
Funko, Inc. (a)(c)	1,600	33,216
GameStop Corp. (c)	4,806	36,429
Genesco, Inc. (a)	18,812	846,164
GNC Holdings, Inc. (a)(c)	102,291	143,207
Group 1 Automotive, Inc.	1,274	91,970
Groupon, Inc. (a)	262,881	927,970
Guess?, Inc. (c)	33,379	539,738
Haverty Furniture Cos., Inc.	11,287	196,507
Hibbett Sports, Inc. (a)	22,896	506,459
Hudson Ltd. (a)(b)	58,051	788,333
J. Jill, Inc.	55,807	82,594
Kirkland’s, Inc. (a)	30,640	123,479
Lands’ End, Inc. (a)	12,717	157,309
Liquidity Services, Inc. (a)	34,198	192,193
Lithia Motors, Inc.	4,734	540,386
Lumber Liquidators Holdings, Inc. (a)(c)	2,144	20,561
MarineMax, Inc. (a)	15,817	246,429
Monro, Inc.	16,464	1,312,345
Murphy USA, Inc. (a)	13,296	1,067,137
Office Depot, Inc.	95,900	187,964
Ollie’s Bargain Outlet Holdings, Inc. (a)	8,021	791,833
Overstock.com, Inc. (a)(c)	1,554	14,841
PetMed Express, Inc. (c)	23,139	404,238
Rent-A-Center, Inc. (a)	61,740	1,473,116
RH (a)(c)	5,259	447,804
RTW RetailWinds, Inc. (a)	4,235	8,089
Sally Beauty Holdings, Inc. (a)	52,676	799,622
Sears Hometown and Outlet Stores, Inc. (a)(c)	2,218	4,835
Shoe Carnival, Inc. (c)	34,944	897,711
Shutterfly, Inc. (a)	1,300	61,724
Shutterstock, Inc.	4,632	176,294
Signet Jewelers Ltd. (b)	1,453	27,404
Sleep Number Corp. (a)	14,699	511,672
Sonic Automotive, Inc.	3,909	68,134
Sportsman’s Warehouse Holdings, Inc. (a)	37,334	137,389
Stamps.com, Inc. (a)(c)	4,479	150,226
Stein Mart, Inc. (a)(c)	3,679	2,889
Stitch Fix, Inc. (a)(c)	9,600	222,336
Tailored Brands, Inc. (c)	47,028	247,367
The Buckle, Inc. (c)	39,951	601,262
The Cato Corp. - Class A	49,056	607,804
The Children’s Place, Inc.	5,158	477,940
The Container Store Group, Inc. (a)(c)	71,588	503,264
The Rubicon Project, Inc. (a)	8,900	48,950
Tile Shop Holdings, Inc.	272	1,137
Tilly’s, Inc.	51,270	399,906
Vitamin Shoppe, Inc. (a)	21,855	81,738

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Retailing - 10.0% (continued)
Weyco Group, Inc.	11,886	$297,388
Winmark Corp.	840	138,466
Zumiez, Inc. (a)(c)	38,546	762,440

		35,856,616

Semiconductors & Semiconductor Equipment - 2.4%
Advanced Energy Industries, Inc. (a)	10,860	544,846
Amkor Technology, Inc. (a)	27,700	179,496
Aquantia Corp. (a)	11,869	155,959
Axcelis Technologies, Inc. (a)	785	11,641
Brooks Automation, Inc.	30,991	1,099,870
Cabot Microelectronics Corp.	10,675	1,040,492
CEVA, Inc. (a)	201	4,589
Cirrus Logic, Inc. (a)	24,310	908,465
Cree, Inc. (a)	4,500	248,130
Diodes, Inc. (a)	21,103	652,716
DSP Group, Inc. (a)	1,339	18,706
Entegris, Inc.	32,456	1,114,539
FormFactor, Inc. (a)	14,111	202,634
GSI Technology, Inc. (a)	500	4,160
Ichor Holdings Ltd. (a)(b)	1,869	39,436
Lattice Semiconductor Corp. (a)	18,928	242,278
MaxLinear, Inc. (a)	3,882	82,182
Nanometrics, Inc. (a)	19,378	551,304
NVE Corp.	249	18,167
PDF Solutions, Inc. (a)	7,675	93,251
Photronics, Inc. (a)	24,592	199,441
Pixelworks, Inc. (a)	14,669	43,714
Power Integrations, Inc.	173	11,273
Rambus, Inc. (a)	3,958	44,963
Rudolph Technologies, Inc. (a)	24,386	562,585
Semtech Corp. (a)	3,456	137,652
Sigma Designs, Inc. (c)	44,767	7,297
Silicon Laboratories, Inc. (a)	524	49,031
SMART Global Holdings, Inc. (a)(b)	3,508	59,741
Synaptics, Inc. (a)	2,986	78,980
Xperi Corp.	4,174	87,696

		8,495,234

Software & Services - 7.1%
8x8, Inc. (a)(c)	14,282	344,625
A1Networks, Inc. (a)	42,228	257,168
Actua Corp. (a)(d)	5,440	3,482
Agilysys, Inc. (a)	32,420	706,756
Altair Engineering, Inc. (a)	2,400	91,464
Alteryx, Inc. (a)	4,200	364,812
Amber Road, Inc. (a)	800	10,384
American Software, Inc. - Class A	44,082	558,519
Appfolio, Inc. (a)(c)	8,962	863,937
Avaya Holdings Corp. (a)	2,900	36,482
Blackline, Inc. (a)	2,307	118,603
Bottomline Technologies de, Inc. (a)	3,081	134,578
Brightcove, Inc. (a)	38,611	385,338
CACI International, Inc. (a)	11,309	2,301,608
Carbonite, Inc. (a)	13,368	316,421
Cardtronics PLC - Class A (a)(b)	3,900	117,780
ChannelAdvisor Corp. (a)	27,356	251,675
CommVault Systems, Inc. (a)	8,225	378,761

	SHARES	FAIR VALUE
Software & Services - 7.1% (continued)
Cornerstone OnDemand, Inc. (a)	500	$26,615
CSG Systems International, Inc.	983	44,087
Digital Turbine, Inc. (a)	27,200	102,544
Endurance International Group Holdings, Inc. (a)	14,988	66,697
Everbridge, Inc. (a)	4,796	377,157
EVERTEC, Inc. (b)	18,104	518,861
ExlService Holdings, Inc. (a)	5,393	319,589
ForeScout Technologies, Inc. (a)	800	25,696
I3 Verticals, Inc. (a)	4,017	102,715
Information Services Group, Inc. (a)	859	2,671
Instructure, Inc. (a)(c)	2,201	91,518
J2 Global, Inc.	185	15,594
Leidos Holdings, Inc.	19,000	1,431,270
Limelight Networks, Inc. (a)	111,684	343,987
LivePerson, Inc. (a)	8,527	237,306
LiveRamp Holdings, Inc. (a)	2,578	132,458
Majesco (a)	583	5,206
ManTech International Corp. - Class A	23,980	1,471,653
MAXIMUS, Inc.	33,517	2,388,086
MicroStrategy, Inc. (a)	2,968	394,477
Mitek Systems, Inc. (a)	448	4,570
MobileIron, Inc. (a)	35,031	195,823
Model N, Inc. (a)	5,765	103,885
Monotype Imaging Holdings, Inc.	13,177	214,653
New Relic, Inc. (a)	200	20,064
NIC, Inc.	35,738	570,378
OneSpan, Inc. (a)	8,015	111,809
Paylocity Holding Corp. (a)	100	10,022
Perficient, Inc. (a)	37,273	1,134,217
Perspecta, Inc.	5,628	122,184
Presidio, Inc.	800	10,600
PRGX Global, Inc. (a)	4,418	28,849
Progress Software Corp.	23,567	965,304
Q2 Holdings, Inc. (a)	500	36,620
QAD, Inc.	16,258	702,346
Rapid7, Inc. (a)	400	20,900
Rimini Street, Inc. (a)	500	2,420
SailPoint Technologies Holding, Inc. (a)	9,378	164,771
Science Applications International Corp.	3,316	254,470
SecureWorks Corp. (a)(c)	38,018	555,443
SPS Commerce, Inc. (a)	1,500	152,895
StarTek, Inc. (a)	1,177	9,557
Sykes Enterprises, Inc. (a)	21,209	525,135
Synchronoss Technologies, Inc. (a)	9,910	63,226
Telaria, Inc. (a)	16,930	126,975
Telenav, Inc. (a)	11,398	85,029
The Hackett Group, Inc.	26,735	430,166
The Trade Desk, Inc. - Class A (a)	3,339	663,827
Total System Services, Inc.	986	121,801
TTEC Holdings, Inc.	5,773	229,073
Tucows, Inc. (a)	151	8,947
Unisys Corp. (a)(c)	4,819	46,744
Varonis Systems, Inc. (a)	1,886	117,950
Virtusa Corp. (a)	15,910	674,584
Workiva, Inc. (a)	10,242	569,865
Yext, Inc. (a)	3,600	66,096

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Software & Services - 7.1% (continued)
Zix Corp. (a)	87,352	$782,674
Zscaler, Inc. (a)	1,000	68,630

		25,313,082

Technology Hardware & Equipment - 5.7%
Acacia Communications, Inc. (a)	800	37,280
ADTRAN, Inc.	22,635	354,917
Aerohive Networks, Inc. (a)	110,707	376,404
Airgain, Inc. (a)	2,858	36,640
Anixter International, Inc. (a)	9,737	519,566
Arlo Technologies, Inc. (a)	3,798	13,027
AstroNova, Inc.	1,300	33,293
Avid Technology, Inc. (a)	27,930	216,458
AVX Corp.	76,006	1,124,129
Badger Meter, Inc.	12,842	678,058
Bel Fuse, Inc.	3,166	54,709
Belden, Inc.	374	19,149
Benchmark Electronics, Inc.	28,477	629,057
Calix, Inc. (a)	44,630	270,012
Casa Systems, Inc. (a)(c)	9,798	55,065
Ciena Corp. (a)	14,495	506,455
Clearfield, Inc. (a)	300	3,987
Comtech Telecommunications Corp.	19,634	415,259
Control4 Corp. (a)	15,212	359,916
Corning, Inc.	3,849	111,005
Cray, Inc. (a)	5,500	192,555
CTS Corp.	26,922	712,356
Daktronics, Inc.	92,502	574,437
Digi International, Inc. (a)	52,925	576,353
Electronics For Imaging, Inc. (a)	6,689	245,152
ePlus, Inc. (a)	7,466	527,548
Extreme Networks, Inc. (a)	54,941	309,318
Fabrinet (a)(b)	19,390	826,790
FARO Technologies, Inc. (a)	3,700	163,170
Fitbit, Inc. (a)	42,583	197,159
Immersion Corp. (a)	51,640	389,366
Insight Enterprises, Inc. (a)	25,451	1,310,217
Intevac, Inc. (a)	281	1,489
Iteris, Inc. (a)	810	4,325
KEMET Corp.	2,348	37,333
Kimball Electronics, Inc. (a)	22,122	315,239
Knowles Corp. (a)	1,059	16,658
KVH Industries, Inc. (a)	37,230	345,867
Lumentum Holdings, Inc. (a)	1,226	49,616
Methode Electronics, Inc.	6,218	153,149
MTS Systems Corp.	900	48,834
Napco Security Technologies, Inc. (a)	10,213	272,891
NETGEAR, Inc. (a)	8,255	208,026
NetScout Systems, Inc. (a)	2,320	56,863
Novanta, Inc. (a)(b)	15,942	1,275,679
OSI Systems, Inc. (a)	1,804	186,876
PAR Technology Corp. (a)(c)	1,012	28,447
Park Electrochemical Corp.	24,582	367,255
PC Connection, Inc.	40,606	1,288,834
PCM, Inc. (a)	10,680	272,874
Plantronics, Inc.	566	23,246
Plexus Corp. (a)	1,700	84,201
Quantenna Communications, Inc. (a)	27,621	670,085
Ribbon Communications, Inc. (a)	19,290	82,368

	SHARES	FAIR VALUE
Technology Hardware & Equipment - 5.7% (continued)
Rogers Corp. (a)	1,335	$184,217
Sanmina Corp. (a)	2,361	62,779
ScanSource, Inc. (a)	15,203	444,080
SYNNEX Corp.	648	56,188
Tech Data Corp. (a)	10,357	938,862
TTM Technologies, Inc. (a)	121	1,032
Vishay Intertechnology, Inc.	21,764	331,683
Vishay Precision Group, Inc. (a)	20,662	740,113

		20,387,916

Telecommunication Services - 0.5%
ATN International, Inc.	100	5,850
Bandwidth, Inc. (a)	4,500	326,565
Boingo Wireless, Inc. (a)(c)	2,731	51,616
Consolidated Communications Holdings, Inc.	11,584	46,336
Frontier Communications Corp. (a)(c)	3,000	5,640
IDT Corp. - Class B	7,085	45,769
Ooma, Inc. (a)	10,100	116,655
Shenandoah Telecommunications Co.	285	11,460
Spok Holdings, Inc.	18,643	288,034
Vonage Holdings Corp. (a)(c)	67,533	799,591

		1,697,516

Transportation - 1.0%
ArcBest Corp.	6,911	173,259
Costamare, Inc. (b)	3,281	16,799
Covenant Transportation Group, Inc. (a)	7,072	106,221
Daseke, Inc. (a)	300	1,296
Echo Global Logistics, Inc. (a)	16,572	325,971
Forward Air Corp.	11,242	627,641
Heartland Express, Inc.	14,394	257,365
Hub Group, Inc. (a)	14,189	552,803
Marten Transport Ltd.	20,692	364,593
Radiant Logistics, Inc. (a)	93,441	594,285
Safe Bulkers, Inc. (a)(b)	28,200	39,762
Saia, Inc. (a)	2,434	143,606
Universal Logistics Holdings, Inc.	5,188	97,898
US Xpress Enterprises, Inc. (a)	24,703	133,890
Werner Enterprises, Inc.	4,879	136,027
YRC Worldwide, Inc. (a)	4,197	17,879

		3,589,295

Utilities - 0.8%
ALLETE, Inc.	999	81,808
American States Water Co.	3,390	247,267
Atlantic Power Corp. (a)(b)	51,714	120,494
Black Hills Corp.	980	74,676
California Water Service Group	128	6,300
Clearway Energy, Inc. - Class A	29,963	429,370
Clearway Energy, Inc. - Class C	11,653	174,795
Consolidated Water Co., Ltd. (b)	23,890	323,709
El Paso Electric Co.	200	11,640
Genie Energy Ltd. - Class B	18,928	176,787
New Jersey Resources Corp.	1,247	59,170
NorthWestern Corp.	170	12,060
ONE Gas, Inc.	550	48,158
Otter Tail Corp.	4,877	242,241

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Utilities - 0.8% (continued)
Portland General Electric Co.	11,120	$587,803
PPL Corp.	5,364	159,633
Pure Cycle Corp. (a)	100	942
Spark Energy, Inc. (c)	1,383	13,553
Spire, Inc.	100	8,332

		2,778,738

TOTAL COMMON STOCKS (Cost $289,366,001)		342,130,454

REAL ESTATE INVESTMENT TRUSTS - 1.4%
Diversified Financials - 0.0% (e)
Annaly Capital Management, Inc.	137	1,207
Capstead Mortgage Corp.	117	925
Cherry Hill Mortgage Investment Corp.	100	1,630
Ready Capital Corp.	200	2,914

		6,676

Real Estate - 1.4%
Equinix, Inc.	3,550	1,724,555
Equity Commonwealth	32,000	1,042,240
Federal Realty Investment Trust	938	122,625
First Industrial Realty Trust, Inc.	30,000	1,041,300
Healthcare Trust of America, Inc.	37,000	1,065,230

		4,995,950

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,898,865)		5,002,626

RIGHTS - 0.0% (e)
A Schulman, Inc. - Contingent Value Right (a)(d)	8,996	6,927

TOTAL RIGHTS (Cost $0)		6,927

SHORT-TERM INVESTMENTS - 2.2%
Money Market Funds - 0.7%
Fidelity Investments Money Market Funds - Government Portfolio, 2.27% (f)	472,622	472,622
First American Government Obligations Fund, 2.32% (f)	472,622	472,622
First American Treasury Obligations Fund, 2.31% (f)	472,622	472,622
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.29% (f)	472,622	472,622
Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.27% (f)	472,622	472,622

		2,363,110

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 1.5%
2.270%, 06/25/2019 (g)	$4,000,000	$3,993,865
2.314%, 06/18/2019 (g)(h)	1,500,000	1,498,346

		5,492,211

TOTAL SHORT-TERM INVESTMENTS (Cost $7,855,321)		7,855,321

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 4.5%
BlackRock Liquidity Funds FedFund Portfolio, 2.30% (f)	1,400,711	1,400,711
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 2.49% (f)	14,576,750	14,583,077

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $15,983,788)		15,983,788

TOTAL INVESTMENTS (Cost $318,103,975) - 104.2%		370,979,116

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.2)%		(15,021,734)

TOTAL NET ASSETS - 100.0%		$355,957,382

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security. Total foreign securities are $11,874,829 which represents 3.3% of net assets.
(c)	This security or a portion of this security was out on loan as of May 31, 2019. Total loaned securities had a market value of $15,262,927 as of May 31, 2019.
(d)	Value determined using significant unobservable inputs.
(e)	Rounds to zero.
(f)	Rate shown is the 7-day effective yield.
(g)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(h)	This security or a portion of this security was held as collateral for derivative contracts as of May 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
Russell 2000 E-mini Index, June 2019 Settlement	215	$15,764,875	$(932,801)

TOTAL FUTURES CONTRACTS PURCHASED		$15,764,875	$(932,801)

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED DEPRECIATION
A	Altria Group Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	$495,604	10,102	$—
A	Anadarko Petroleum Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	380,842	5,412	—
A	Corning Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	111,005	3,849	—
A	Equinix Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,724,555	3,550	—
A	Equity Commonwealth	Pay	1-Month LIBOR USD	4/2/2029	Term	1,002,240	32,000	(36,957)
A	Federal Realty Investment Trust	Pay	1-Month LIBOR USD	4/2/2029	Term	122,625	938	—
A	First Industrial Realty Trust	Pay	1-Month LIBOR USD	4/2/2029	Term	1,036,200	30,000	(1,954)
A	Halliburton Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	159,270	7,481	—
A	HCA Healthcare Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	258,975	2,141	—
A	Healthcare Trust of America — Class A	Pay	1-Month LIBOR USD	4/2/2029	Term	1,006,030	37,000	(56,145)
A	Leidos Holdings Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,236,900	19,000	(190,614)
A	Lyondellbasell Industries — Class A	Pay	1-Month LIBOR USD	4/2/2029	Term	173,225	2,333	—
A	Northrop Grumman Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	73,083	241	—
A	PPL Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	159,633	5,364	—
A	Total System Services Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	121,801	986	—

						$8,061,988		$(285,670)

(a) See Note 2.

(b) The swaps accrue financing fees according to the relevant base financing rate which resets periodically, plus a fixed spread.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 93.5%
Australia - 1.9%
BHP Group Ltd.	29,275	$766,830
Caltex Australia Ltd.	26,724	489,228
CIMIC Group Ltd.	28,084	879,798
Cochlear Ltd.	597	82,881
Flight Centre Travel Group Ltd.	25,779	779,513
Harvey Norman Holdings Ltd.	18,846	54,385
Macquarie Group Ltd.	1,976	164,915
Medibank Private Ltd.	407,998	936,820
Origin Energy Ltd.	20,862	103,908
Rio Tinto Ltd.	25,246	1,756,563
Sonic Healthcare Ltd.	5,689	103,200
South32 Ltd.	121,405	279,605
Tabcorp Holdings Ltd.	70,209	219,654
TPG Telecom Ltd.	5,564	24,278
Wesfarmers Ltd.	78,759	2,024,225
Woolworths Group Ltd.	136,206	2,964,019

		11,629,822

Austria - 0.3%
Andritz AG	3,081	110,831
OMV AG	14,502	681,900
Raiffeisen Bank International AG	13,297	309,277
Verbund AG	2,823	141,287
voestalpine AG	14,600	381,176

		1,624,471

Belgium - 0.6%
Colruyt S.A.	779	57,890
KBC Group N.V.	1,059	69,635
Proximus SADP	27,598	800,072
Solvay S.A. - Class A	9,102	854,955
UCB S.A.	17,166	1,313,248
Umicore S.A.	7,524	224,426

		3,320,226

Bermuda - 0.3%
Dairy Farm International Holdings Ltd.	174,400	1,334,160
Jardine Matheson Holdings Ltd.	9,700	622,546
Jardine Strategic Holdings Ltd.	1,700	63,478

		2,020,184

Canada - 5.4%
Alimentation Couche-Tard, Inc. (a)	63,776	3,914,042
Bank of Montreal (a)	19,209	1,394,486
Bausch Health Cos., Inc. (a)	3,524	73,160
BCE, Inc.	2,100	94,559
Cameco Corp. (a)	6,861	69,239
Canadian Imperial Bank of Commerce (a)	1,089	82,577
Canadian Natural Resources Ltd. (a)	900	24,311
Canadian Tire Corp Ltd.	301	30,109
Cenovus Energy, Inc. (a)	3,873	31,750
CGI, Inc. (a)	22,372	1,630,726
CI Financial Corp. (a)	19,218	288,498
Empire Co Ltd. (a)	119,165	2,747,249
Fairfax Financial Holdings Ltd. (a)	100	45,872
George Weston Ltd. (a)	16,878	1,260,855
Gildan Activewear, Inc. (a)	25,434	917,739

	SHARES	FAIR VALUE
Canada - 5.4% (continued)
Great-West Lifeco, Inc.	29,513	$668,169
IA Financial Corp, Inc. (a)	2,493	93,552
Imperial Oil Ltd. (a)	64,311	1,719,115
Intact Financial Corp. (a)	1,900	163,361
Kirkland Lake Gold Ltd. (a)	19,061	659,294
Loblaw Cos., Ltd. (a)	64,144	3,291,675
Magna International, Inc. (a)	48,896	2,094,251
Manulife Financial Corp. (a)	85,946	1,442,184
Methanex Corp. (a)	12,410	516,563
Metro, Inc. (a)	331	12,081
National Bank of Canada (a)	788	35,395
Power Corp of Canada	35,300	744,079
Power Financial Corp.	29,171	644,024
Quebecor, Inc. (a)	13,395	316,144
Royal Bank of Canada (a)	43,054	3,235,739
Saputo, Inc. (a)	11,789	392,327
Sun Life Financial, Inc. (a)	29,533	1,146,272
Suncor Energy, Inc. (a)	6,544	201,656
Teck Resources Ltd. (a)	15,408	313,153
TELUS Corp.	3,341	123,396
Thomson Reuters Corp. (a)	1,900	120,753
West Fraser Timber Co., Ltd. (a)	30,383	1,184,434
WSP Global, Inc. (a)	6,571	346,587

		32,069,376

Cayman Islands - 0.4%
CK Hutchison Holdings Ltd.	15,000	141,685
Melco Resorts & Entertainment Ltd. - ADR (b)	5,954	114,912
Sands China Ltd.	214,400	970,872
WH Group Ltd. (c) (Cost: $1,162,483; Original Acquisition Date: 05/25/2017)	1,523,000	1,371,556

		2,599,025

Denmark - 2.5%
A.P. Moller - Maersk - Class A	393	401,248
A.P. Moller - Maersk - Class B	489	525,232
Carlsberg A/S	16,469	2,169,522
Coloplast A/S	9,718	1,035,955
Danske Bank A/S	364	5,990
Demant A/S (a)	8,078	270,568
DSV A/S	21,393	1,911,855
H. Lundbeck A/S	22,390	898,990
ISS A/S	78,789	2,217,624
Novo Nordisk A/S	74,623	3,513,076
Novozymes A/S	1,403	66,029
Pandora A/S	37,773	1,403,060
Tryg A/S	7,094	222,221
Vestas Wind Systems A/S	2,695	220,931

		14,862,301

Finland - 1.4%
Elisa OYJ	2,769	123,489
Kone OYJ	34,652	1,889,518
Metso OYJ	11,890	384,542
Neste OYJ	90,387	3,055,546
Nokian Renkaat OYJ	22,913	655,037
Orion OYJ - Class B	33,250	1,087,619

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Finland - 1.4% (continued)
Stora Enso OYJ	41,825	$442,113
UPM-Kymmene OYJ	28,722	719,390

		8,357,254

Germany - 6.7%
adidas AG	12,535	3,587,710
Allianz SE	15,393	3,419,673
BASF SE	20,855	1,375,997
Bayer AG	622	36,703
Beiersdorf AG	10,389	1,196,012
Brenntag AG	10,002	464,606
Carl Zeiss Meditec AG	770	72,473
Commerzbank AG	83,473	587,676
Continental AG	11,213	1,525,749
Covestro AG (c) (Cost: $2,350,276; Original Acquisition Date: 05/26/2017)	38,413	1,683,490
Deutsche Boerse AG	1,014	140,184
Deutsche Lufthansa AG	24,902	474,321
Deutsche Post AG	11,578	341,210
Deutsche Telekom AG	227,789	3,845,131
E.ON SE	14,445	150,868
Evonik Industries AG	28,111	738,631
Fresenius SE & Co KGaA	4,654	236,098
HeidelbergCement AG	16,283	1,210,770
Henkel AG & Co KGaA	34,291	2,972,732
Hochtief AG	13,306	1,584,596
Hugo Boss AG	22,540	1,311,914
Infineon Technologies AG	400	7,187
Innogy SE - Class B	8,851	367,337
Innogy SE (c) (Cost: $47,713; Original Acquisition Date: 07/27/2018)	1,100	49,868
KION Group AG	1,538	83,916
Merck KGaA	21,521	2,078,699
Metro AG	143,902	2,268,338
MTU Aero Engines AG	177	38,282
Puma SE	3,089	1,796,191
RWE AG	47,468	1,185,732
SAP SE	2,000	246,713
Siemens AG	16,535	1,873,818
Siemens Healthineers AG (c) (Cost: $191,982; Original Acquisition Date: 02/15/2019)	4,678	182,128
Telefonica Deutschland Holding AG	420,210	1,178,764
Uniper SE	36,616	1,027,144
Volkswagen AG	793	125,887
Zalando SE (a)(c) (Cost: $606,980; Original Acquisition Date: 09/25/2018)	17,914	711,253

		40,177,801

Hong Kong - 1.5%
ASM Pacific Technology Ltd.	67,300	652,865
BOC Hong Kong Holdings Ltd.	41,500	159,340
CLP Holdings Ltd.	67,500	763,293
First Pacific Co., Ltd.	2,000	811
Galaxy Entertainment Group Ltd.	77,000	465,562
HK Electric Investments Ltd.	267,500	261,715
HKT Trust & HKT Ltd.	805,000	1,269,180
Hong Kong & China Gas Co., Ltd.	108,240	239,136

	SHARES	FAIR VALUE
Hong Kong - 1.5% (continued)
I-CABLE Communications Ltd. (a)	9,655	$120
Kerry Properties Ltd.	262,500	996,151
NWS Holdings Ltd.	52,000	102,547
PCCW Ltd.	227,000	129,143
SJM Holdings Ltd.	26,000	28,787
Swire Pacific Ltd.	82,500	976,587
Techtronic Industries Co., Ltd.	173,500	1,106,569
The Bank of East Asia Ltd	57,000	177,408
Vitasoy International Holdings Ltd. (b)	128,000	686,570
Yue Yuen Industrial Holdings Ltd.	290,000	811,973

		8,827,757

Israel - 0.3%
Bank Hapoalim B.M.	94,057	682,900
Check Point Software Technologies Ltd. (a)	3,136	345,838
Israel Chemicals Ltd.	50,400	254,843
Mizrahi Tefahot Bank Ltd. (a)	25,486	561,591
Nice Ltd. (a)	1,749	242,586

		2,087,758

Italy - 1.5%
Assicurazioni Generali S.p.A.	160,965	2,825,919
Enel S.p.A.	51,849	322,634
Eni S.p.A.	62,125	942,497
EXOR N.V.	16,927	1,063,126
Intesa Sanpaolo S.p.A. (b)	80,289	164,483
Leonardo S.p.A.	120,032	1,333,167
Poste Italiane S.p.A. (c) (Cost: $308,893; Original Acquisition Date: 05/19/2017)	31,915	310,190
Recordati S.p.A.	6,566	271,404
Telecom Italia S.p.A. (a)	1,372,388	674,289
Telecom Italia S.p.A. RNC	2,401,356	1,122,706

		9,030,415

Japan - 31.4%
ABC-Mart, Inc.	16,300	1,019,831
Advantest Corp.	2,000	47,082
Aeon Co., Ltd.	72,300	1,252,648
AGC Inc.	1,800	58,054
Air Water, Inc.	28,900	431,507
Aisin Seiki Co., Ltd.	23,400	778,453
Ajinomoto Co., Inc.	39,900	680,065
Alfresa Holdings Corp.	69,500	1,754,095
Alps Alpine Co., Ltd.	34,000	564,758
Amada Holdings Co., Ltd.	55,900	577,751
ANA Holdings, Inc.	14,700	493,233
Aozora Bank Ltd.	18,500	450,528
Asahi Group Holdings Ltd.	9,500	418,784
Asahi Intecc Co., Ltd.	2,200	112,878
Asahi Kasei Corp.	119,000	1,228,819
Astellas Pharma, Inc.	168,500	2,274,085
Bandai Namco Holdings, Inc.	39,700	1,956,333
Benesse Holdings, Inc.	35,900	837,496
Bridgestone Corp.	56,700	2,123,797
Brother Industries Ltd.	87,700	1,507,729
Calbee, Inc.	31,600	898,150
Canon, Inc.	87,000	2,460,712

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Japan - 31.4% (continued)
Casio Computer Co., Ltd.	40,200	$449,243
Chugai Pharmaceutical Co., Ltd.	10,700	714,880
Coca-Cola Bottlers Japan, Inc.	30,900	703,744
CyberAgent, Inc.	3,400	131,149
Dai Nippon Printing Co., Ltd.	44,400	964,906
Daicel Corp.	55,800	476,307
Dai-ichi Life Holdings, Inc.	20,900	303,572
Daiichi Sankyo Co., Ltd.	31,100	1,508,149
Daikin Industries Ltd.	7,900	964,490
Daito Trust Construction Co., Ltd.	6,600	860,896
Daiwa House Industry Co., Ltd.	16,900	507,008
Denso Corp.	43,700	1,694,527
Disco Corp.	2,900	405,970
East Japan Railway Co.	100	9,514
Eisai Co., Ltd.	17,000	1,001,347
FamilyMart UNY Holdings Co., Ltd.	42,400	1,023,563
Fast Retailing Co., Ltd.	3,000	1,737,738
Fuji Electric Co., Ltd.	19,700	659,909
Fujifilm Holdings Corp.	51,000	2,446,814
Fujitsu Ltd.	15,200	1,031,662
Fukuoka Financial Group, Inc.	21,200	364,077
Hakuhodo DY Holdings, Inc.	65,300	1,029,229
Hamamatsu Photonics KK	12,100	435,473
Hikari Tsushin, Inc.	4,700	955,050
Hino Motors Ltd.	69,800	554,587
Hirose Electric Co., Ltd.	1,870	205,352
Hisamitsu Pharmaceutical Co., Inc.	13,000	523,047
Hitachi Chemical Co., Ltd.	36,200	970,767
Hitachi Construction Machinery Co., Ltd.	27,000	630,619
Hitachi High-Technologies Corp.	32,300	1,378,559
Hitachi Ltd.	95,000	3,231,394
Hoshizaki Corp.	9,500	720,620
Hoya Corp.	5,100	355,703
Idemitsu Kosan Co., Ltd.	32,579	924,472
Iida Group Holdings Co., Ltd.	59,900	951,855
Isetan Mitsukoshi Holdings Ltd.	108,300	897,461
Isuzu Motors Ltd.	57,700	638,952
Itochu Corp.	69,600	1,283,905
J. Front Retailing Co., Ltd.	800	8,379
Japan Airlines Co., Ltd.	27,900	878,722
Japan Tobacco, Inc.	29,500	678,528
JFE Holdings, Inc.	31,600	439,743
JSR Corp.	15,300	218,138
JTEKT Corp.	40,600	431,608
JXTG Holdings, Inc.	142,600	682,306
Kajima Corp.	81,200	1,115,737
Kamigumi Co., Ltd.	42,700	1,010,315
Kaneka Corp.	11,900	411,803
Kansai Electric Power Co., Inc.	100	1,168
Kansai Paint Co., Ltd.	8,900	168,941
Kao Corp.	12,800	1,001,652
Kawasaki Heavy Industries Ltd.	34,300	770,100
KDDI Corp.	116,200	2,990,114
Keio Corp.	700	46,768
Keyence Corp.	400	227,047
Kikkoman Corp.	23,900	993,582
Kirin Holdings Co., Ltd.	62,200	1,351,737

	SHARES	FAIR VALUE
Japan - 31.4% (continued)
Kobayashi Pharmaceutical Co., Ltd.	3,500	$260,970
Kobe Steel Ltd.	22,700	140,978
Koito Manufacturing Co., Ltd.	8,300	386,029
Komatsu Ltd.	1,400	31,220
Konami Holdings Corp.	11,400	538,624
Konica Minolta, Inc.	160,200	1,416,247
Kose Corp.	5,600	887,298
Kurita Water Industries Ltd.	20,400	491,151
Kyocera Corp.	19,600	1,198,084
Kyowa Hakko Kirin Co., Ltd.	15,000	283,763
Kyushu Railway Co.	9,200	275,070
Lawson, Inc.	6,800	318,147
Lion Corp.	45,600	885,363
LIXIL Group Corp.	23,500	301,869
M3, Inc.	19,400	367,358
Makita Corp.	15,800	555,511
Marubeni Corp.	185,200	1,167,957
Maruichi Steel Tube Ltd.	13,800	362,303
Mazda Motor Corp.	87,100	853,197
McDonald’s Holdings Co., Japan Ltd.	11,200	510,571
Medipal Holdings Corp.	70,900	1,538,189
MEIJI Holdings Co., Ltd.	12,600	884,843
Minebea Mitsumi, Inc.	2,500	36,820
MISUMI Group, Inc.	36,800	869,698
Mitsubishi Chemical Holdings Corp.	196,700	1,291,125
Mitsubishi Corp.	82,100	2,146,351
Mitsubishi Electric Corp.	78,100	980,529
Mitsubishi Gas Chemical Co., Inc.	55,500	693,974
Mitsubishi Heavy Industries Ltd.	37,700	1,657,040
Mitsubishi Motors Corp.	107,800	509,331
Mitsubishi Tanabe Pharma Corp.	58,500	692,618
Mitsubishi UFJ Financial Group, Inc.	538,500	2,490,125
Mitsui & Co., Ltd.	12,800	198,145
Mitsui Chemicals, Inc.	4,000	88,110
Mizuho Financial Group, Inc.	135,900	192,754
MonotaRO Co., Ltd.	7,500	160,638
Nabtesco Corp.	23,100	585,147
NEC Corp.	14,100	523,716
Nexon Co., Ltd. (a)	29,900	446,162
NGK Spark Plug Co., Ltd.	9,900	174,585
NH Foods Ltd.	31,500	1,276,104
Nikon Corp.	105,100	1,441,227
Nintendo Co., Ltd.	500	178,563
Nippon Electric Glass Co., Ltd.	4,800	115,786
Nippon Express Co., Ltd.	10,400	555,678
Nippon Paint Holdings Co., Ltd.	10,800	428,552
Nippon Telegraph & Telephone Corp.	63,100	2,833,430
Nissan Chemical Corp.	16,600	706,187
Nissan Motor Co., Ltd.	263,700	1,787,607
Nisshin Seifun Group, Inc.	55,200	1,285,699
Nissin Foods Holdings Co., Ltd.	6,500	394,685
Nitori Holdings Co., Ltd.	7,400	882,619
Nitto Denko Corp.	21,300	933,650
Nomura Research Institute Ltd.	14,100	690,915
NSK Ltd.	68,000	547,815
NTT Data Corp.	58,900	706,593
NTT DOCOMO, Inc.	229,600	5,287,379

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Japan - 31.4% (continued)
Obayashi Corp.	60,600	$558,103
Obic Co., Ltd.	300	36,349
Oji Holdings Corp.	80,800	420,534
Olympus Corp.	22,800	270,364
Omron Corp.	24,600	1,171,375
Ono Pharmaceutical Co., Ltd.	1,900	33,664
Oracle Corp.	3,500	245,144
Oriental Land Co., Ltd.	1,300	158,954
Osaka Gas Co., Ltd.	13,200	234,729
Otsuka Corp.	42,100	1,637,535
Otsuka Holdings Co., Ltd.	16,400	551,787
Pan Pacific International Holdings Corp.	300	18,604
Panasonic Corp.	107,400	857,099
Park24 Co., Ltd.	19,200	361,445
Persol Holdings Co., Ltd.	46,800	998,492
Pigeon Corp.	8,800	335,791
Pola Orbis Holdings, Inc.	6,900	191,339
Rakuten, Inc.	54,300	568,731
Recruit Holdings Co., Ltd.	53,700	1,718,559
Renesas Electronics Corp. (a)	136,200	622,147
Resona Holdings, Inc.	34,000	144,296
Ricoh Co., Ltd.	119,600	1,163,276
Rinnai Corp.	14,900	978,988
Rohm Co., Ltd.	4,900	304,766
Sankyo Co., Ltd.	14,600	559,129
Santen Pharmaceutical Co., Ltd.	13,000	187,505
SBI Holdings Inc/Japan	500	11,586
Secom Co., Ltd.	12,700	1,088,638
Sega Sammy Holdings, Inc.	56,200	667,980
Seiko Epson Corp.	52,000	767,776
Sekisui Chemical Co., Ltd.	26,500	390,537
Sekisui House Ltd.	44,900	721,574
Seven & i Holdings Co., Ltd.	35,500	1,200,969
SG Holdings Co., Ltd.	14,400	390,813
Shimadzu Corp.	22,800	572,499
Shimamura Co., Ltd.	20,300	1,554,838
Shimano, Inc.	6,300	967,397
Shimizu Corp.	2,800	22,867
Shin-Etsu Chemical Co., Ltd.	10,900	910,001
Shionogi & Co., Ltd.	11,400	624,888
Shiseido Co., Ltd.	13,000	939,685
Shizuoka Bank Ltd.	9,100	72,219
Showa Denko K.K.	10,300	283,912
SMC Corp.	1,600	528,141
Sohgo Security Services Co., Ltd.	13,800	668,574
Sompo Holdings, Inc.	40,900	1,551,985
Sony Corp.	26,900	1,304,972
Sony Financial Holdings, Inc.	17,000	377,760
Stanley Electric Co., Ltd.	21,400	490,937
Subaru Corp.	59,900	1,394,065
SUMCO Corp.	15,300	169,851
Sumitomo Chemical Co., Ltd.	119,200	516,994
Sumitomo Corp.	56,300	814,899
Sumitomo Dainippon Pharma Co., Ltd.	60,000	1,234,162
Sumitomo Electric Industries Ltd.	92,200	1,115,861
Sumitomo Heavy Industries Ltd.	29,500	937,826
Sumitomo Metal Mining Co., Ltd.	3,500	92,438

	SHARES	FAIR VALUE
Japan - 31.4% (continued)
Sumitomo Mitsui Financial Group, Inc.	11,300	$394,481
Sumitomo Mitsui Trust Holdings, Inc.	22,300	820,057
Sumitomo Rubber Industries Ltd.	25,900	287,765
Sundrug Co., Ltd.	47,000	1,180,584
Suntory Beverage & Food Ltd.	11,100	462,479
Suzuken Co., Ltd.	42,200	2,605,251
Suzuki Motor Corp.	53,900	2,565,553
Sysmex Corp.	11,400	792,051
Taiheiyo Cement Corp.	12,800	379,163
Taisei Corp.	23,400	856,190
Taisho Pharmaceutical Holdings Co., Ltd.	4,700	385,577
Taiyo Nippon Sanso Corp.	16,800	315,644
Takeda Pharmaceutical Co Ltd.	4,400	148,974
Teijin Ltd.	400	6,545
Terumo Corp.	9,900	282,113
The Bank of Kyoto Ltd.	3,800	149,033
THK Co., Ltd.	13,700	281,548
Toho Co., Ltd.	15,700	675,144
Toho Gas Co., Ltd.	27,700	1,081,262
Tokyo Electric Power Co Holdings, Inc. (a)	40,100	206,485
Tokyo Electron Ltd.	12,800	1,746,985
Tokyo Gas Co., Ltd.	12,700	316,138
Toppan Printing Co., Ltd.	49,300	721,541
Toray Industries, Inc.	6,100	42,044
Toshiba Corp.	44,900	1,429,474
Tosoh Corp.	50,200	638,357
TOTO Ltd.	24,700	921,991
Toyo Seikan Group Holdings Ltd.	43,900	832,911
Toyo Suisan Kaisha Ltd.	18,300	716,024
Toyoda Gosei Co., Ltd.	34,600	606,334
Toyota Industries Corp.	900	46,426
Toyota Motor Corp.	35,000	2,061,920
Toyota Tsusho Corp.	35,600	1,029,908
Trend Micro, Inc.	8,600	386,887
Tsuruha Holdings, Inc.	12,400	996,669
Unicharm Corp.	30,700	923,281
USS Co., Ltd.	17,700	336,964
Welcia Holdings Co., Ltd.	28,600	1,005,546
Yahoo Japan Corp.	3,800	10,976
Yakult Honsha Co., Ltd.	3,600	205,306
Yamada Denki Co., Ltd. (b)	213,600	1,001,327
Yamaha Corp.	12,200	549,965
Yamaha Motor Co., Ltd.	48,700	837,245
Yamato Holdings Co., Ltd.	19,200	389,971
Yamazaki Baking Co., Ltd.	87,200	1,312,446
Yaskawa Electric Corp.	13,900	404,051
Yokogawa Electric Corp.	49,400	963,246
Yokohama Rubber Co., Ltd.	23,600	395,057
ZOZO, Inc.	18,200	313,732

		188,177,755

Luxembourg - 0.3%
Millicom International Cellular S.A.	4,394	246,648
RTL Group S.A.	36,534	1,750,112

		1,996,760

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Netherlands - 3.0%
Akzo Nobel N.V.	789	$66,566
Altice Europe N.V. - Class B (a)	1,534	4,704
ArcelorMittal	5,266	78,008
ASML Holding N.V.	192	36,314
CNH Industrial N.V.	206,531	1,799,212
Heineken Holding N.V.	19,144	1,894,874
Heineken N.V.	4,930	517,823
Koninklijke Ahold Delhaize N.V.	152,793	3,436,916
Koninklijke DSM N.V.	171	19,256
Koninklijke KPN N.V.	194,711	595,577
Koninklijke Philips N.V.	27,919	1,105,681
LyondellBasell Industries N.V.	36,522	2,711,759
Randstad Holding N.V.	63,636	3,284,420
Unilever N.V.	16,597	1,001,238
Wolters Kluwer N.V.	18,370	1,283,456

		17,835,804

Norway - 1.5%
Adevinta ASA (a)	4,077	45,239
Aker BP ASA	14,077	380,246
DNB ASA	3,949	66,962
Equinor ASA	196,054	3,756,785
Mowi ASA (b)	49,965	1,158,963
Norsk Hydro ASA	100,520	351,694
Orkla ASA	24,132	208,901
Schibsted ASA	11,056	279,189
Telenor ASA	142,703	2,935,034

		9,183,013

Portugal - 0.3%
EDP - Energias de Portugal S.A.	13,266	48,299
Galp Energia SGPS S.A.	50,833	765,508
Jeronimo Martins SGPS S.A.	46,191	703,085

		1,516,892

Puerto Rico - 0.1%
Popular, Inc.	13,100	683,951

Singapore - 1.4%
CapitaLand Ltd.	259,300	607,808
ComfortDelGro Corp Ltd.	1,079,700	1,933,510
Jardine Cycle & Carriage Ltd.	45,300	1,113,621
Oversea-Chinese Banking Corp Ltd.	29,200	224,681
SATS Ltd.	66,100	243,960
Singapore Technologies Engineering Ltd.	387,500	1,102,952
Venture Corp., Ltd.	133,700	1,470,632
Yangzijiang Shipbuilding Holdings Ltd.	1,660,900	1,656,426

		8,353,590

Spain - 2.6%
ACS Actividades de Construccion y Servicios, S.A.	57,616	2,375,108
Banco de Sabadell S.A.	653,404	724,991
Banco Santander S.A.	136,154	601,120
CaixaBank S.A.	165,709	510,569
Enagas S.A.	5,514	150,920
Endesa S.A.	25,082	625,138
Ferrovial S.A.	53,022	1,267,012
Iberdrola S.A.	37,483	348,143

	SHARES	FAIR VALUE
Spain - 2.6% (continued)
Industria de Diseno Textil, S.A.	72,834	$1,956,875
Mapfre S.A.	731,470	2,147,513
Naturgy Energy Group S.A.	12,251	349,411
Repsol S.A.	164,799	2,662,176
Siemens Gamesa Renewable Energy S.A.	27,471	428,117
Telefonica S.A.	173,339	1,389,996

		15,537,089

Sweden - 4.1%
Alfa Laval AB	28,399	583,613
Assa Abloy AB	43,200	843,380
Atlas Copco AB - Class A	82,266	2,219,163
Atlas Copco AB - Class B	113,838	2,763,629
Boliden AB	40,571	925,062
Boliden AB (a)	40,571	18,144
Electrolux AB	26,443	575,054
Epiroc AB - Class A	51,501	480,243
Epiroc AB - Class B	172,353	1,562,485
Essity AB	4,830	141,798
Getinge AB	1,004	13,626
Hennes & Mauritz AB - Class B	160,156	2,397,343
Husqvarna AB	14,335	119,861
ICA Gruppen AB	55,235	2,202,669
Industrivarden AB	20,230	408,805
Sandvik AB	64,950	1,003,376
Securitas AB - Class B	92,669	1,536,115
Skanska AB	77,088	1,263,618
SKF AB	56,668	881,107
Swedish Match AB	9,558	432,439
Tele2 AB	17,154	237,064
Telefonaktiebolaget LM Ericsson	319,850	3,084,403
Volvo AB	42,248	591,207

		24,284,204

Switzerland - 7.6%
ABB Ltd.	6,225	114,242
Adecco Group AG	64,552	3,480,167
Alcon, Inc. (a)	2,225	129,400
Barry Callebaut AG	251	493,101
Chocoladefabriken Lindt & Spruengli AG	10	749,064
Chocoladefabriken, Lindt & Spruengli AG	198	1,297,258
Clariant AG	10,946	199,460
Dufry AG	28,782	2,357,752
EMS-Chemie Holding AG	1,721	1,031,311
Geberit AG	1,090	481,070
Kuehne + Nagel International AG	15,692	2,086,781
Nestle S.A.	39,473	3,924,631
Novartis AG	28,003	2,408,048
Pargesa Holding S.A.	9,669	716,061
Roche Holding AG	31,361	8,240,778
Schindler Holding AG - Registered Shares	13,743	2,898,898
Schindler Holding AG - Participation Shares	7,602	1,562,538
SGS S.A.	282	713,977
Sika AG	7,380	1,097,510
Sonova Holding AG	5,151	1,147,753
Swatch Group AG	53,224	2,570,699
Swatch Group AG - Class B (b)	7,654	1,924,107

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

	SHARES	FAIR VALUE
Switzerland - 7.6% (continued)
Swiss Re AG	2,524	$239,481
Swisscom AG	488	233,752
TE Connectivity Ltd.	49,900	4,203,077
UBS Group AG	99,110	1,143,291

		45,444,207

United Kingdom - 0.5%
Coca-Cola European Partners PLC	56,938	3,154,365

United States - 17.9%
Acacia Communications, Inc. (a)	13,400	624,440
Altria Group, Inc.	158,136	7,758,152
Amgen, Inc.	16,000	2,667,200
Anadarko Petroleum Corp.	84,716	5,961,465
Celgene Corp. (a)(d)	85,055	7,977,309
Cisco Systems, Inc.	57,500	2,991,725
Clorox Co. (b)	19,374	2,883,045
ConocoPhillips (d)	97,000	5,719,120
Corning, Inc.	60,242	1,737,379
Deluxe Corp.	14,700	546,840
DowDuPont, Inc. (d)	144,000	4,394,880
Exxon Mobil Corp. (d)	41,000	2,901,570
First American Financial Corp.	24,600	1,270,590
Halliburton Co.	117,096	2,492,974
HCA Healthcare, Inc.	33,510	4,053,370
Home Depot, Inc. (d)	27,000	5,125,950
Northrop Grumman Corp.	3,765	1,141,736
Oracle Corp. (d)	117,659	5,953,545
PACCAR, Inc.	29,297	1,928,329
Raytheon Co. (d)	43,000	7,503,500
Spirit AeroSystems Holdings, Inc.	29,297	2,374,229
SunTrust Banks, Inc.	104,000	6,241,040
The PNC Financial Services Group Inc.	47,253	6,013,417
Total System Services, Inc.	15,437	1,906,933
WABCO Holdings, Inc. (a)	14,176	1,855,780
Walgreens Boots Alliance, Inc. (b)(d)	59,500	2,935,730
Watts Water Technologies, Inc. (b)	7,300	594,147
Wells Fargo & Co. (d)	141,285	6,268,815
World Fuel Services Corp.	25,900	754,726
Yum China Holdings, Inc.	58,121	2,325,421

		106,903,357

TOTAL COMMON STOCKS (Cost $560,562,708)		559,677,377

PREFERRED STOCKS - 0.9%
Germany - 0.9%
Bayerische Motoren Werke AG	3,649	216,055
Fuchs Petrolub SE	38,788	1,514,029
Henkel AG & Co KGaA - Preferred	34,338	3,137,155
Volkswagen AG - Preferred	3,695	575,841

TOTAL PREFERRED STOCKS (Cost $6,222,391)		5,443,080

REAL ESTATE INVESTMENT TRUSTS - 2.7%
United States - 2.7%
Annaly Capital Management, Inc.	269,800	2,376,938
Equinix, Inc.	3,012	1,463,199
Federal Realty Investment Trust	14,684	1,919,639
New Residential Investment Corp.	106,318	1,621,349
Physicians Realty Trust (b)	58,000	1,061,980
Realty Income Corp. (b)	37,329	2,616,017

	SHARES	FAIR VALUE
United States - 2.7% (continued)
Tanger Factory Outlet Centers, Inc. (b)	59,300	$1,005,729
VEREIT, Inc.	171,300	1,521,144
VICI Properties, Inc.	110,900	2,459,762

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $16,373,542)		16,045,757

RIGHTS - 0.0% (e)
Spain - 0.0% (e)
Ferrovial S.A. (f)	52,233	18,089

TOTAL RIGHTS (Cost $18,207)		18,089

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. TREASURY BILLS - 2.0%
2.314%, 06/18/2019 (g)	$12,000,000	11,986,768

TOTAL U.S. TREASURY BILLS (Cost $11,986,768)		11,986,768

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 3.6%
BlackRock Liquidity Funds FedFund Portfolio, 2.30% (h)	2,141,622	2,141,622
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 2.49% (h)	19,274,593	19,274,593

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $21,416,215)		21,416,215

TOTAL INVESTMENTS (Cost $616,579,831) - 102.7%		614,587,286

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.7)%		(16,178,129)

TOTAL NET ASSETS - 100.0%		$598,409,157

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan as of May 31, 2019. Total loaned securities had a market value of $13,118,025 as of May 31, 2019.
(c)

Although security is restricted as to resale, the Portfolio’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at May 31, 2019 was $4,308,485, which represents 0.7% of net assets.

(d)	This security or a portion of this security was held as collateral for derivative contracts as of May 31, 2019.
(e)	Rounds to zero
(f)	Value determined using significant unobservable inputs.
(g)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(h)	Rate shown is the 7-day effective yield.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
Australian Dollar, June 2019 Settlement	211	$14,649,730	$(312,594)
British Pound, June 2019 Settlement	990	78,228,563	(3,849,881)
Euro FX, June 2019 Settlement	425	59,430,938	(1,107,649)
Mini MSCI EAFE Index, June 2019 Settlement	92	8,362,340	(447,978)

TOTAL FUTURES CONTRACTS PURCHASED		$160,671,571	$(5,718,102)

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Acacia Communications, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	$642,530	13,400	$18,513
C	Accor S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	131,798	3,880	(17,425)
A	AGL Energy Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	2,368,439	87,720	131,466
C	AIB Group PLC	Receive	1-Month LIBOR EUR	9/20/2021	Term	53,695	14,555	(7,150)
C	Air Liquide S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,102,420	11,476	82,331
B	Air Liquide S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	228,128	2,265	3,017
C	Alstom	Receive	1-Month LIBOR EUR	9/20/2021	Term	19,043	580	2,718
A	Altria Group, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	7,758,152	158,136	—
A	Amcor Limited	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	227,273	10,241	8,912
A	Amgen, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,919,520	16,000	237,985
C	Amundi S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	13,519	300	3,424
A	Anadarko Petroleum Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	5,961,465	84,716	—
C	Anglo American PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	32,460	2,048	(2,515)
B	Anglo American PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	972,540	62,114	(70,385)
A	Annaly Capital Management, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,509,140	269,800	135,106
C	Arkema S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	174,673	2,494	(2,805)
B	Arkema S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	498,910	6,196	(88,207)
C	Associated British Foods PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	648,569	35,109	55,718
C	Atos SE	Receive	1-Month LIBOR EUR	9/20/2021	Term	493,184	9,625	118,016
B	Atos SE	Receive	1-Month LIBOR EUR	3/18/2026	Term	371,358	6,324	18,430
A	Aurizon Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	13,359	2,037	878
B	AXA S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	1,197,347	58,658	26,658
C	BAE Systems PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	18,538	4,705	(2,368)
C	Bank of Ireland Group PLC	Receive	1-Month LIBOR EUR	9/20/2021	Term	79,126	15,796	(11,529)
C	Barclays PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	166,240	136,559	(4,020)
C	Barratt Developments PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	539,034	120,648	1,492
B	Barratt Developments PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	706,620	145,665	(87,074)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Bendigo and Adelaide Bank	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	$461,501	32,379	$36,822
A	BHP Billiton Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	3,869,215	77,234	252,074
C	BHP Billiton PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	427,014	34,418	141,933
B	BHP Billiton PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	797,554	57,010	8,179
C	BioMerieux	Receive	1-Month LIBOR EUR	9/20/2021	Term	69,458	1,274	17,415
A	Bluescope Steel Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	3,108,100	148,475	(425,836)
C	BNP Paribas	Receive	1-Month LIBOR EUR	9/20/2021	Term	43,076	1,187	3,839
C	Bollore	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,340,148	401,289	139,278
B	Bollore	Receive	1-Month LIBOR EUR	3/18/2026	Term	306,247	87,800	14,116
C	Bouygues S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	897,944	31,419	22,611
B	Bouygues S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	1,189,002	40,515	(1,020)
C	BP PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	1,764,979	433,823	230,859
A	Brambles Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	15,958	913	(12)
C	British American Tobacco PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	49,157	2,020	(7,658)
C	Bunzl PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	410,631	21,843	(64,060)
C	Burberry Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	876,812	59,606	(127,578)
A	Caltex Australia Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,769,034	42,989	(50,295)
C	Capgemini SE	Receive	1-Month LIBOR EUR	9/20/2021	Term	38,648	470	4,318
C	Carnival PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	351,137	10,894	(16,784)
C	Carrefour S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,186,078	83,676	93,713
B	Carrefour S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	1,609,076	105,910	(16,456)
C	Casino Guichard Perrachon	Receive	1-Month LIBOR EUR	9/20/2021	Term	131,596	4,112	25
A	Celgene Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	8,023,238	85,055	75,703
B	Christian Dior SE	Receive	1-Month LIBOR EUR	3/18/2026	Term	2,214,796	6,025	147,946
A	Cimic Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	3,319,187	50,228	(30,985)
A	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,237,825	57,500	255,932
A	Clorox Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,979,527	19,374	88,940
A	Coca-Cola Amatil Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	166,808	13,985	13,940
C	Coca-Cola HBC AG	Receive	1-Month LIBOR GBP	9/20/2021	Term	60,226	3,119	15,749
B	Coca-Cola HBC AG	Receive	1-Month LIBOR GBP	3/18/2026	Term	409,836	19,631	51,067
A	Coles Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,982,634	109,866	(7,284)
C	Compagnie De Saint Gobain	Receive	1-Month LIBOR EUR	9/20/2021	Term	387,455	13,924	20,610
C	Compass Group Plc	Receive	1-Month LIBOR GBP	9/20/2021	Term	103,500	7,802	11,637
A	ConocoPhillips	Pay	1-Month LIBOR USD	4/2/2029	Term	6,380,660	97,000	651,330
A	Corning, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,737,379	60,242	—
A	Crown Resorts Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	166,026	9,784	6,384
C	Danone	Receive	1-Month LIBOR EUR	9/20/2021	Term	2,063,532	35,648	332,248
C	Dassault Aviation S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	436,669	371	(74,596)
B	Dassault Aviation S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	597,501	474	(144,951)
C	Dassault Systemes S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	58,754	604	16,678
A	Deluxe Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	591,969	14,700	45,518

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	Diageo PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	$48,701	2,261	$17,665
C	Direct Line Insurance Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	446,329	174,942	27,379
B	Direct Line Insurance Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	219,717	76,197	(25,721)
A	DowDuPont, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	5,644,800	144,000	1,246,901
C	Eiffage S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	821,293	10,598	12,287
B	Eiffage S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	1,495,359	19,054	(1,850)
C	Engie S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	762,773	69,243	63,626
B	Engie S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	441,668	36,543	(17,135)
A	Equinix, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,463,199	3,012	—
C	Evraz PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	773,075	160,617	(43,060)
A	Exxon Mobil Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,338,630	41,000	413,753
C	Faurecia	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,348,825	39,809	(165,568)
A	Federal Realty Investment Trust	Pay	1-Month LIBOR USD	4/2/2029	Term	1,919,639	14,684	—
C	Ferguson PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	991,194	23,935	(24,689)
B	Ferguson PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	614,553	14,553	(33,216)
A	First American Financial Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,362,348	24,600	92,654
A	Flight Centre Travel Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	819,991	13,112	16,829
A	Fortescue Metals Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	367,666	71,682	278,810
C	G4S PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	237,134	147,959	22,291
B	G4S PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	18,158	11,798	3,032
C	Glaxosmithkline PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	305,644	25,590	10,430
B	Glaxosmithkline PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	80,843	6,756	2,498
C	Glencore PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	1,235,038	505,694	(307,333)
A	Halliburton Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,492,974	117,096	—
C	Hargreaves Lansdown PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	8,898	670	4,927
B	Hargreaves Lansdown PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	34,375	2,400	13,670
A	Harvey Norman Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	90,656	19,896	15,114
A	HCA Healthcare, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	4,053,370	33,510	—
C	Hermes International	Receive	1-Month LIBOR EUR	9/20/2021	Term	661,144	1,430	126,921
B	Hermes International	Receive	1-Month LIBOR EUR	3/18/2026	Term	817,009	1,568	21,876
A	Home Depot, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	5,576,850	27,000	467,834
C	Imerys S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	412,819	9,977	(61,992)
B	Imerys S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	99,683	2,234	(22,959)
C	Imperial Brands PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	165,745	8,991	(11,888)
A	Incitec Pivot Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	36,919	7,778	(136)
C	Ipsen	Receive	1-Month LIBOR EUR	9/20/2021	Term	292,850	2,988	(5,837)
C	ITV PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	108,932	108,396	(20,843)
C	Jcdecaux S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	42,577	1,857	(256)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	John Wood Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	$467,439	119,037	$(143,727)
C	Johnson Matthey PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	55,078	2,399	5,621
B	Johnson Matthey PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	35,264	1,400	(1,748)
C	Kering	Receive	1-Month LIBOR EUR	9/20/2021	Term	590,825	1,266	(72,934)
C	Kingfisher PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	613,017	326,773	(99,075)
B	Kingfisher PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	503,311	260,853	(101,142)
C	Legrand S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	384,292	8,546	94,495
C	L’Oreal S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	810,953	4,583	232,069
B	L’Oreal S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	1,111,385	5,278	49,215
C	LVMH Moët Hennessy Louis Vuitton SE	Receive	1-Month LIBOR EUR	9/20/2021	Term	413,797	1,612	99,407
B	LVMH Moët Hennessy Louis Vuitton SE	Receive	1-Month LIBOR EUR	3/18/2026	Term	344,132	1,212	33,417
A	LyondellBasell Industries N.V.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,711,759	36,522	—
A	Macquarie Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	53,041	281	(1,404)
C	Marks & Spencer Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	74,944	36,797	(12,048)
C	Marks & Spencer Group PLC — Rights	Receive	N/A	6/12/2019	Term	3,415	7,359	(1,845)
A	Medibank Private Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	975,312	265,719	147,631
C	Meggitt PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	42,853	11,346	3,160
C	Merlin Entertainment	Receive	1-Month LIBOR GBP	9/20/2021	Term	2,268	779	107
C	Michelin	Receive	1-Month LIBOR EUR	9/20/2021	Term	408,901	5,008	83,161
B	Michelin	Receive	1-Month LIBOR EUR	3/18/2026	Term	17,460	186	247
C	Micro Focus International	Receive	1-Month LIBOR GBP	9/20/2021	Term	1,595	111	140
C	Mondi PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	291,339	21,099	(19,825)
B	Mondi PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	183,421	13,215	(11,881)
C	Natixis	Receive	1-Month LIBOR EUR	9/20/2021	Term	246,755	64,562	36,184
B	Nedbank Group Ltd.	Receive	South African Benchmark Overnight Rate	3/18/2026	Term	145,961	3,833	69,872
A	New Residential Investment Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,765,942	106,318	151,146
C	Next PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	116,404	3,523	69,717
B	Next PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	711,437	17,013	99,262
A	Northrop Grumman Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,141,736	3,765	—
B	Old Mutual Ltd.	Receive	1-Month LIBOR GBP	3/18/2026	Term	44,006	48,329	1,275
A	Oracle Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,350,056	117,659	420,075
C	Orange	Receive	1-Month LIBOR EUR	9/20/2021	Term	15,637	1,311	1,045
A	Orica Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	351,778	14,042	32,090
A	Origin Energy Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	104,408	9,946	(724)
A	PACCAR, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,015,048	29,297	84,822
C	Pearson PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	297,443	46,155	(12,030)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

B	Pearson PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	$401,393	61,353	$(22,703)
C	Pernod Ricard S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	79,755	662	17,880
C	Persimmon PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	546,254	32,590	(26,319)
B	Persimmon PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	476,650	26,380	(107,813)
A	Physicians Realty Trust	Pay	1-Month LIBOR USD	4/2/2029	Term	1,020,800	58,000	(38,080)
A	Popular Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	724,430	13,100	37,171
C	Publicis Groupe	Receive	1-Month LIBOR EUR	9/20/2021	Term	295,859	6,825	3,570
B	Publicis Groupe	Receive	1-Month LIBOR EUR	3/18/2026	Term	227,324	5,032	(8,921)
A	Raytheon Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	7,679,800	43,000	204,799
A	REA Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	307,710	2,732	20,547
A	Realty Income Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,678,729	37,329	55,780
C	Reckitt Benckiser Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	11,550	239	705
A	Rio Tinto Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	3,051,430	28,888	660,980
C	Rio Tinto PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	854,265	28,674	376,391
B	Rio Tinto PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	1,097,138	32,502	105,929
C	Rolls-Royce Holdings PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	79,052	12,211	6,896
C	Royal Bank of Scotland Group	Receive	1-Month LIBOR GBP	9/20/2021	Term	940,734	556,595	70,246
C	Royal Dutch Shell PLC — A Shares	Receive	1-Month LIBOR GBP	9/20/2021	Term	3,454,200	184,024	341,250
B	Royal Dutch Shell PLC — A Shares	Receive	1-Month LIBOR GBP	3/18/2026	Term	4,389,734	229,532	214,864
C	Royal Dutch Shell PLC — B Shares	Receive	1-Month LIBOR GBP	9/20/2021	Term	3,014,617	160,362	331,156
B	Royal Dutch Shell PLC — B Shares	Receive	1-Month LIBOR GBP	3/18/2026	Term	3,906,486	203,213	190,139
C	RSA Insurance Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	40,153	10,076	7,635
C	Sanofi	Receive	1-Month LIBOR EUR	9/20/2021	Term	116,946	1,696	(4,348)
B	Sanofi	Receive	1-Month LIBOR EUR	3/18/2026	Term	709,239	10,000	(49,299)
A	Santos Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	14,644	1,488	(105)
C	Schneider Electric SE	Receive	1-Month LIBOR EUR	9/20/2021	Term	559,673	9,514	74,850
C	Schroders PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	15,584	686	368
B	Scor SE	Receive	1-Month LIBOR EUR	3/18/2026	Term	822,448	22,909	(46,169)
C	Smith & Nephew PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	313,916	28,064	91,330
B	Smith & Nephew PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	86,081	7,325	17,764
C	Smiths Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	123,658	11,465	12,917
C	Smurfit Kappa Group PLC	Receive	1-Month LIBOR EUR	9/20/2021	Term	211,317	7,610	(45,912)
C	Societe BIC S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	516,257	7,527	(56,670)
B	Societe BIC S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	1,880	26	(316)
C	Societe Generale S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	66,230	2,952	(2,430)
B	Societe Generale S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	113,310	4,525	(18,476)
C	Sodexo S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	217,982	2,556	25,325
B	Sodexo S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	786,571	8,777	27,910

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Sonic Healthcare Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	$280,543	8,783	$24,334
A	South32 Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	315,547	58,468	(16,158)
A	Spirit AeroSystems Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,484,093	29,297	119,082
C	Standard Chartered PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	380,742	83,441	124,708
C	STMicroelectronics N.V.	Receive	1-Month LIBOR EUR	9/20/2021	Term	190,462	16,637	17,880
C	Suez	Receive	1-Month LIBOR EUR	9/20/2021	Term	541,125	52,075	53,386
B	Suez	Receive	1-Month LIBOR EUR	3/18/2026	Term	713,793	67,310	50,844
A	SunTrust Banks, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,544,720	104,000	255,984
A	Tanger Factory Outlet Centers, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,074,516	59,300	69,495
C	Taylor Wimpey PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	640,636	506,387	52,816
B	Taylor Wimpey PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	127,536	87,927	(16,455)
A	TE Connectivity Ltd.	Pay	1-Month LIBOR USD	4/2/2029	Term	4,454,573	49,900	231,472
C	Teleperformance	Receive	1-Month LIBOR EUR	9/20/2021	Term	179,727	1,384	44,089
A	Telstra Corp Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	2,719,402	654,308	402,046
C	Tesco PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	418,006	239,381	26,379
C	The Berkeley Group Holdings	Receive	1-Month LIBOR GBP	9/20/2021	Term	427,163	15,249	(11,972)
B	The Berkeley Group Holdings	Receive	1-Month LIBOR GBP	3/18/2026	Term	391,831	12,552	(73,128)
A	The PNC Financial Services Group Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,014,834	47,253	(21,152)
C	The Sage Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	279,642	55,371	82,003
C	Total S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	2,128,112	49,319	(85,521)
B	Total S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	2,979,418	63,668	(363,742)
A	Total System Services, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,906,933	15,437	—
A	Transurban Group	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	223,516	13,146	20,582
C	Unilever PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	835,838	26,036	277,623
C	Valeo S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	848,408	36,754	(43,041)
B	Valeo S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	181,748	7,469	(20,460)
C	Veolia Environnement	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,184,672	72,051	251,235
B	Veolia Environnement	Receive	1-Month LIBOR EUR	3/18/2026	Term	301,339	16,729	25,440
A	VEREIT, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,464,615	171,300	(55,566)
A	VICI Properties, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,480,833	110,900	22,703
C	Vinci S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	77,123	1,016	5,312
C	Vivendi	Receive	1-Month LIBOR EUR	9/20/2021	Term	2,744	124	(82)
C	Vodafone Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	218,888	199,205	(24,851)
A	WABCO Holdings, Inc. (a)	Pay	1-Month LIBOR USD	4/2/2029	Term	1,889,094	14,176	40,324
A	Walgreens Boots Alliance, Inc. (b)	Pay	1-Month LIBOR USD	4/2/2029	Term	3,280,830	59,500	328,882
A	Washington H. Soul Pattinson	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	7,837	237	(107)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Watts Water Technologies, Inc. (b)	Pay	1-Month LIBOR USD	4/2/2029	Term	$608,382	7,300	$12,956
A	Wells Fargo & Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,752,010	141,285	444,672
C	Wendel	Receive	1-Month LIBOR EUR	9/20/2021	Term	442,644	4,666	54,160
B	Wendel	Receive	1-Month LIBOR EUR	3/18/2026	Term	224,040	2,199	6,189
A	Wesfarmers Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	3,200,686	67,013	276,943
C	Whitbread PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	24,417	706	2,896
C	WM Morrison Supermarkets PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	511,340	283,545	(81,487)
B	WM Morrison Supermarkets PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	469,453	263,626	(67,050)
A	Woolworths Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,880,229	46,196	123,859
A	World Fuel Services Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	794,871	25,900	40,668
C	Worldline S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	169,179	3,850	20,679
B	Worldline S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	126,413	2,529	(5,508)
C	WPP PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	431,957	63,704	66,088
A	Yum China Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,534,076	58,121	211,084

						$254,845,092		$11,003,698

Swaps on Futures

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION
A	Total S.A. Dividend Future — December 2019 Expiration	Receive	N/A	12/20/2019	Term	$77,742	45	$251
A	Total S.A. Dividend Future — December 2021 Expiration	Receive	N/A	12/17/2021	Term	78,324	35	196

						$ 156,066		$ 447

								$ 11,004,145

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate which resets periodically, plus a fixed spread.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 93.4%
Australia - 1.3%
A2B Australia Ltd.	27,634	$34,122
Accent Group Ltd.	125,886	129,680
ALS Ltd.	2,515	12,387
Altium Ltd.	3,549	76,148
ARB Corp. Ltd.	4,164	53,814
Bapcor Ltd.	1,614	6,673
Breville Group Ltd.	11,280	132,085
Cleanaway Waste Management Ltd.	15,072	23,316
Collins Foods Ltd.	850	4,688
Costa Group Holdings Ltd.	26,796	73,424
CSR Ltd.	71,576	198,112
Downer EDI Ltd.	23,158	114,541
DuluxGroup Ltd.	14,404	97,222
FlexiGroup Ltd.	56,330	70,728
GDI Property Group	471	433
GrainCorp Ltd.	13,600	72,833
GUD Holdings Ltd.	1,090	7,894
GWA Group Ltd.	37,245	90,429
IDP Education Ltd.	6,652	78,861
Inghams Group Ltd.	15,009	43,729
JB Hi-Fi Ltd. (a)	7,946	155,001
Magellan Financial Group Ltd. (a)	1,791	53,958
McMillan Shakespeare Ltd.	14	126
Metcash Ltd. (a)	196,427	401,970
Michael Hill International Ltd.	9,267	3,487
Mineral Resources Ltd.	21,059	219,421
Monadelphous Group Ltd.	24,198	320,111
Nanosonics Ltd. (b)	10,625	33,167
Northern Star Resources Ltd.	3,965	26,707
Orora Ltd.	23,329	50,815
OZ Minerals Ltd.	22,528	140,961
Platinum Asset Management Ltd.	22,866	72,490
Regis Resources Ltd.	26,745	82,561
Sandfire Resources N.L.	30,820	131,486
Southern Cross Media Group, Ltd.	93,111	80,416
St. Barbara, Ltd.	98,707	175,290
Super Retail Group Ltd.	46,468	298,171
Vita Group Ltd.	77,254	89,497
Whitehaven Coal Ltd.	71,113	193,871
WiseTech Global Ltd.	8,382	141,643

		3,992,268

Austria - 1.5%
Agrana Beteiligungs AG	8,560	182,268
AT&S Austria Technologie & Systemtechnik AG	10,140	173,884
DO & CO AG	1,169	98,861
EVN AG	9,511	137,491
FACC AG	2,600	36,830
Kapsch TrafficCom AG	2,200	88,233
Oesterreichische Post AG	22,687	760,348
Porr AG (a)	3,538	83,002
S&T AG	5,105	112,978
Telekom Austria AG	78,813	599,596
UNIQA Insurance Group AG	33,332	297,338
Vienna Insurance Group AG Wiener Versicherung Gruppe	41,270	1,009,700

	SHARES	FAIR VALUE
Austria - 1.5% (continued)
Wienerberger AG	41,242	$890,145
Zumtobel Group AG (b)	10,919	72,579

		4,543,253

Belgium - 1.7%
AGFA-Gevaert N.V. (b)	57,595	233,821
Balta Group S.A. (b)(c) (Cost: $30,606; Original Acquisition Date: 01/22/2018)	4,040	13,247
Barco N.V.	3,995	778,354
Bekaert, S.A.	13,224	324,421
Bpost, S.A. (a)	55,654	547,009
Cie d’Entreprises CFE	108	9,857
D’ieteren, S.A.	33,925	1,468,607
Euronav N.V.	1,619	13,719
Fagron	6,200	118,441
Ion Beam Applications, S.A. (b)	412	6,669
KBC Ancora	7,099	340,385
Kinepolis Group N.V.	283	15,618
Orange Belgium, S.A.	28,326	539,223
Recticel, S.A.	45,491	390,302
Sioen Industries N.V.	677	19,097
Sofina, S.A.	2,035	393,755
Tessenderlo Group, S.A. (b)	198	6,437
Van de Velde N.V.	561	15,699

		5,234,661

Bermuda - 0.4%
BW LPG Ltd. (b)(c) (Cost: $86,059; Original Acquisition Date: 02/08/2019)	24,205	101,503
Emperor International Holdings Ltd.	26,000	6,965
Esprit Holdings Ltd. (b)	463,700	92,864
Golden Ocean Group Ltd.	6,451	29,470
G-Resources Group Ltd. (b)	2,235,000	17,106
Johnson Electric Holdings Ltd.	32,000	60,820
NewOcean Energy Holdings Ltd. (b)	108,000	25,762
VTech Holdings Ltd.	94,000	779,382

		1,113,872

Canada - 4.6%
Aecon Group, Inc. (b)	10,142	131,240
AGF Management Ltd. (b)	26,306	98,871
Aimia, Inc. (b)	18,297	47,381
Aritzia, Inc. (b)	28,976	380,530
ATS Automation Tooling Systems, Inc. (b)	7,974	120,117
Badger Daylighting Ltd. (a)(b)	2,200	77,820
BRP, Inc. (b)	16,797	502,568
Calfrac Well Services Ltd. (b)	10,200	16,150
Callidus Capital Corp. (a)(b)	650	298
Canaccord Genuity Group, Inc. (b)	43,877	161,666
Canadian Western Bank (b)	1,386	29,051
Canfor Corp. (b)	61,045	397,452
Canfor Pulp Products, Inc. (b)	82,173	679,101
Cascades, Inc. (b)	4,300	28,060
Celestica, Inc. (b)	5,700	35,846
Cogeco Communications, Inc. (b)	900	61,727
Cogeco, Inc. (b)	2,556	159,741
Colliers International Group, Inc. (b)	1,100	67,761
Computer Modelling Group Ltd. (b)	19,496	101,836

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Canada - 4.6% (continued)
Corby Spirit and Wine Ltd. (b)	300	$4,049
Corus Entertainment, Inc. (b)	48,410	231,018
Cott Corp. (b)	1,200	15,617
Descartes Systems Group, Inc. (b)	2,600	104,281
DIRTT Environmental Solutions (b)	11,485	64,325
Dorel Industries, Inc. (b)	38,911	309,768
Dundee Corp. (b)	1,800	1,252
Endeavour Mining Corp. (b)	2,821	42,119
Enerflex Ltd. (b)	5,300	64,191
Enghouse Systems Ltd. (b)	11,876	295,846
Equitable Group, Inc. (b)	7,209	359,010
Evertz Technologies Ltd. (b)	10,900	140,161
Exco Technologies Ltd. (b)	30,411	184,500
First National Financial Corp. (b)	200	4,513
FirstService Corp. (b)	1,000	90,626
Fortuna Silver Mines, Inc. (b)	11,500	29,694
Genworth MI Canada, Inc. (a)(b)	6,498	197,834
Gibson Energy Inc. (b)	20,000	326,428
Great Canadian Gaming Corp. (b)	3,300	103,497
Home Capital Group, Inc.	307	4,084
Hudbay Minerals, Inc. (b)	38,952	191,359
Interfor Corp. (b)	39,184	330,206
Just Energy Group, Inc. (a)(b)	3,474	11,412
Kirkland Lake Gold Ltd. (b)	8,300	287,086
Labrodor Iron Ore Royalty Corp. (b)	2,290	53,404
Largo Resources Ltd. (a)(b)	286,781	352,217
Linamar Corp. (b)	800	25,516
Lucara Diamond Corp. (b)	1,500	1,687
Magellan Aerospace Corp. (b)	13,700	173,024
Medical Facilities Corp. (a)(b)	28,989	258,233
Morneau Shepell, Inc. (b)	900	19,956
NFI Group, Inc. (b)	2,800	69,710
Norbord, Inc.	27,945	545,833
North West Co., Inc. (b)	13,935	306,104
Northland Power, Inc. (b)	4,500	83,101
OceanaGold Corp. (b)	70,180	193,675
Parex Resources, Inc. (b)	4,600	69,599
Parkland Fuel Corp. (b)	9,603	294,854
Pason Systems, Inc. (b)	6,868	98,172
Peyto Exploration & Development Corp. (a)(b)	20,100	70,044
Pretium Resources, Inc. (b)	900	7,671
Quebecor, Inc. (b)	5,100	120,368
Recipe Unlimited Corp. (b)	13,399	264,490
Rogers Sugar, Inc. (b)	5,100	22,074
Russel Metals, Inc. (b)	3,799	60,009
Sierra Wireless, Inc. (a)(b)	29,557	356,451
Silvercorp Metals, Inc. (b)	110,000	240,900
Spin Master Corp. (b)(c) (Cost: $975,252; Original Acquisition Date: 05/05/2017)	29,356	887,239
Sprott, Inc. (b)	29,719	67,283
SSR Mining, Inc. (b)	4,100	47,868
Stelco Holdings, Inc. (a)(b)	3,600	41,364
Superior Plus Corp. (b)	3,400	30,866
Taseko Mines Ltd. (b)	7,450	3,528
TFI International, Inc. (b)	10,192	310,677
Timbercreek Financial Corp. (b)	1,100	7,544
TMX Group Ltd. (b)	1,000	66,713

	SHARES	FAIR VALUE
Canada - 4.6% (continued)
Torex Gold Resources, Inc. (b)	5,800	$53,211
Toromont Industries Ltd. (b)	12,296	540,475
Total Energy Services, Inc. (b)	7,700	52,811
TransAlta Corp. (b)	51,325	339,483
Transcontinental, Inc. (b)	10,778	113,952
Trican Well Service Ltd. (a)	131,564	123,621
Uni-Select, Inc. (b)	50,956	455,799
Western Forest Products, Inc. (a)(b)	69,380	78,024
WestJet Airlines Ltd. (b)	11,674	260,756
Westshore Terminals Investment Corp. (b)	2,700	44,288
WHITECAP RESOURCES, Inc. (b)	4,000	13,377
Winpak Ltd. (b)	6,263	202,913
WSP Global, Inc. (b)	2,021	106,597

		14,025,573

Cayman Islands - 0.3%
Bright Smart Securities & Commodities Group Ltd.	118,000	22,277
Hutchison Telecommunications Hong Kong Holdings Ltd.	1,812,000	425,290
Sapiens International Corp., N.V.	1,518	21,494
SITC International Holdings Co., Ltd.	351,000	357,736

		826,797

Denmark - 1.8%
Alm Brand A/S	16,219	139,754
Ambu A/S	500	7,768
Bang & Olufsen A/S (b)	14,870	115,673
D/S Norden A/S	1,433	20,033
FLSmidth & Co. A/S	600	23,669
GN Store Nord A/S	11,599	546,227
Matas A/S	32,903	347,995
Nilfisk Holding A/S (b)	587	18,441
NKT A/S (b)	122	1,860
NNIT A/S (c) (Cost: $5,876; Original Acquisition Date: 05/22/2017)	189	3,585
Per Aarsleff Holding A/S	16,400	591,261
Rockwool International A/S	4,770	1,218,777
Royal Unibrew A/S	2,502	178,161
Scandinavian Tobacco Group A/S (c) (Cost: $374,825; Original Acquisition Date: 05/22/2017)	24,298	295,878
SimCorp A/S	3,201	312,213
Sydbank A/S	13,435	252,634
Topdanmark A/S	23,027	1,236,659

		5,310,588

Faroe Islands - 0.1%
Bakkafrost P/F	4,049	214,671

Finland - 1.7%
Aktia Bank OYJ	1,171	10,976
Caverion OYJ (a)	52,252	350,242
Cramo OYJ	844	16,915
DNA OYJ	9,484	221,862
Finnair OYJ	4,342	31,020
F-Secure OYJ (b)	5,175	13,731
Kesko OYJ	19,505	1,024,790
Konecranes OYJ	3,865	132,816

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Finland - 1.7% (continued)
Lehto Group OYJ (a)	11,397	$28,495
Metsa Board OYJ	17,214	78,308
Oriola OYJ - Class B	7,650	16,836
Outokumpu OYJ	9,200	27,051
Outotec OYJ (b)	62,058	227,120
Ponsse OYJ	891	29,215
Ramirent OYJ	2,400	13,902
Rovio Entertainment OYJ (c) (Cost: $55,402; Original Acquisition Date: 05/14/2019)	7,006	56,940
Sanoma OYJ	63,609	574,530
Tieto OYJ	16,488	464,176
Tokmanni Group Corp.	51,349	424,500
Uponor OYJ	4,315	42,613
Valmet OYJ	32,948	760,455
YIT OYJ	133,950	742,230

		5,288,723

Germany - 3.7%
ADVA Optical Networking SE (b)	39,272	298,775
Amadeus Fire AG	337	43,295
AURELIUS Equity Opportunities SE & Co., KGaA	5,116	230,787
Aurubis AG	3,266	143,063
BayWa AG	315	8,921
Bechtle AG	2,953	331,876
bet-at-home.com AG	5,344	363,876
Bilfinger SE	6,486	197,088
Borussia Dortmund GmbH & Co. KGaA	119,653	1,142,219
CANCOM SE	12,645	613,935
Carl Zeiss Meditec AG	2,178	204,994
Ceconomy AG (b)	70,236	397,031
CENTROTEC Sustainable AG	1,043	14,495
CEWE Stiftung & Co. KGaA	4,605	424,422
comdirect bank AG	193	2,130
CTS Eventim AG & Co KGaA	1,611	72,277
Deutsche Pfandbriefbank AG (c) (Cost: $173,955; Original Acquisition Date: 04/24/2019)	12,650	174,389
Deutz AG	13,334	110,381
Draegerwerk AG & Co. KGaA	392	17,167
Duerr AG	1,212	41,094
Freenet AG	12,759	247,588
Gesco AG	1,026	27,795
H&R GmbH & Co. KGaA (b)	1,576	11,990
Hamburger Hafen und Logistik AG	10,804	256,603
HelloFresh SE (b)	10,812	111,124
Hornbach Baumarkt AG	2,572	44,537
Hornbach Holding AG & Co KGaA	1,729	85,665
Hypoport AG (b)	191	40,499
Indus Holding AG	141	6,230
Jenoptik AG	2,733	85,031
JOST Werke AG (c) (Cost: $121,790; Original Acquisition Date: 10/15/2018)	3,422	113,349
Koenig & Bauer AG	10,020	390,443
Krones AG	10,756	842,331
Manz AG (b)	214	6,299
MLP SE	23,937	105,495

	SHARES	FAIR VALUE
Germany - 3.7% (continued)
Nemetschek SE	357	$54,759
Nordex SE (b)	22,263	316,362
OHB SE	3,295	117,241
Rational AG	371	236,038
Rhoen Klinikum AG	299	8,501
Salzgitter AG	43,139	1,121,451
Siltronic AG	8,739	597,680
SIXT LEASING SE	91	1,220
SMA Solar Technology AG (b)	582	16,242
Software AG	4,147	135,742
Stroeer SE & Co., KGaA	568	38,009
Suedzucker AG	13,953	216,513
Surteco Group SE	1,568	47,208
Takkt AG	28,143	395,517
Varta AG (b)	815	42,975
VERBIO Vereinigte BioEnergie AG	12,000	99,606
Vossloh AG	280	10,776
Wacker Neuson SE	3,564	82,816
Washtec AG	561	38,920
Zooplus AG (b)	3,877	413,198

		11,197,968

Hong Kong - 1.8%
Agritrade Resources Ltd.	230,000	31,685
Cafe de Coral Holdings Ltd.	206,000	506,095
Chinese Estates Holdings Ltd.	19,500	17,859
Chong Hing Bank Ltd.	4,000	6,970
Chow Sang Sang Holdings International Ltd.	251,000	369,478
CITIC Telecom International Holdings Ltd.	1,277,000	469,129
Dah Sing Banking Group Ltd.	35,600	61,668
Fairwood Holdings Ltd.	45,500	158,447
First Pacific Co., Ltd.	368,000	149,274
Giordano International Ltd.	546,000	245,853
Global Brands Group Holding Ltd. (b)	36,600	3,221
Good Resources Holdings Ltd. (b)	220,000	3,648
Health & Happiness H&H International Holdings Ltd.	4,500	24,568
Leyou Technologies Holdings Ltd. (b)	810,000	244,874
Li & Fung Ltd.	4,472,000	656,007
Luk Fook Holdings International Ltd.	45,000	144,364
Melco International Development Ltd.	262,000	524,698
Pacific Textiles Holdings Ltd.	252,000	204,762
Regal Hotels International Holdings Ltd.	32,000	19,675
Sa Sa International Holdings Ltd.	342,000	95,975
SmarTone Telecommunications Holdings Ltd.	639,000	627,625
Sun Hung Kai & Co., Ltd.	115,000	55,009
Texwinca Holdings Ltd.	200,000	63,524
The United Laboratories International Holdings Ltd.	100,000	56,508
Value Partners Group Ltd.	808,000	527,704
VSTECS Holdings Ltd.	128,000	70,045
Xinyi Glass Holdings Ltd.	86,000	86,115

		5,424,780

Israel - 1.5%
Caesarstone Ltd.	6,669	92,499

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Israel - 1.5% (continued)
Delek Automotive Systems Ltd.	3,236	$13,836
Delek Group Ltd.	100	17,765
Delta Galil Industries Ltd.	1,108	32,032
Equital Ltd. (b)	4,771	152,273
First International Bank Of Israel Ltd.	19,873	480,228
Formula Systems 1985 Ltd.	236	11,119
Hadera Paper Ltd.	318	18,825
Harel Insurance Investments & Financial Services Ltd.	3,322	25,265
Hilan Ltd.	411	12,868
IDI Insurance Co., Ltd.	1,209	45,090
Israel Corp. Ltd. (b)	1,213	269,396
Ituran Location and Control Ltd.	5,558	172,909
Matrix IT Ltd.	20,895	308,546
Naphtha Israel Petroleum Corp. Ltd.	4,129	26,277
Nova Measuring Instruments Ltd. (b)	1,588	40,858
Oil Refineries Ltd. (b)	1,204,048	592,873
Partner Communications Co., Ltd. (b)	52,803	241,066
Paz Oil Co., Ltd.	2,953	411,372
Radware Ltd. (b)	5,417	126,324
Rami Levy Chain Stores Ltd.	8,214	420,772
Shikun & Binui Ltd. (b)	4,387	12,453
Shufersal Ltd.	78,954	527,507
Strauss Group Ltd.	11,871	315,678
Tower Semiconductor Ltd. (b)	3,191	48,458

		4,416,289

Italy - 3.9%
A2A S.p.A.	449,847	733,471
ACEA S.p.A.	2,476	46,027
Anima Holding S.p.A. (c) (Cost: $32,396; Original Acquisition Date: 02/19/2019)	7,877	23,848
Aquafil S.p.A.	1,756	16,439
Arnoldo Mondadori Editore S.p.A. (b)	175,212	283,430
Ascopiave S.p.A.	40,463	164,767
ASTM S.p.A.	16,053	436,506
Autogrill S.p.A.	967	9,831
Banca Generali S.p.A.	23,597	594,189
Banca Popolare di Sondrio SCPA	206,629	479,217
Biesse S.p.A.	28,708	465,034
Brembo S.p.A.	24,600	264,102
Brunello Cucinelli S.p.A.	1,516	47,692
Buzzi Unicem S.p.A.	32,047	438,210
Cairo Communication S.p.A.	95,559	286,635
Cementir Holding S.p.A.	1,968	13,059
Credito Valtellinese S.p.A. (b)	207,266	13,847
Danieli & C Officine Meccaniche S.p.A.	8,551	146,158
Danieli & C Officine Meccaniche S.p.A. - Risparmio	894	10,906
Datalogic S.p.A.	5,040	96,957
DeA Capital S.p.A.	13,194	18,660
DiaSorin S.p.A.	1,649	168,653
El.En. S.p.A.	1,843	33,169
Enav S.p.A. (c) (Cost: $388,737; Original Acquisition Date: 05/08/2017)	83,792	454,002
ERG S.p.A.	3,065	59,613
Fincantieri S.p.A.	246,253	253,370
GEDI Gruppo Editoriale S.p.A. (b)	7,287	2,369

	SHARES	FAIR VALUE
Italy - 3.9% (continued)
GEOX S.p.A.	362,529	$478,712
Gima TT S.p.A. (c) (Cost: $306,390; Original Acquisition Date: 10/17/2018)	35,527	285,365
Hera S.p.A.	138,843	504,105
Industria Macchine Automatiche S.p.A.	209	16,227
Interpump Group S.p.A.	100	2,922
Iren S.p.A.	163,410	404,541
Italgas S.p.A.	18,673	118,238
Italimobiliare S.p.A.	933	20,450
Juventus Football Club S.p.A. (a)(b)	57,635	98,641
La Doria S.p.A.	2,513	22,291
Maire Tecnimont S.p.A.	63,309	182,615
MARR S.p.A.	2,390	54,068
Mediaset S.p.A. (a)(b)	466,924	1,366,141
Moncler S.p.A.	502	18,507
OVS S.p.A. (b)(c) (Cost: $324,883; Original Acquisition Date: 10/29/2018)	254,213	425,141
Piaggio & C. S.p.A.	198,299	572,436
Rai Way S.p.A. (c) (Cost: $28,364; Original Acquisition Date: 05/30/2017)	5,629	28,550
Reply S.p.A.	688	44,310
Saipem S.p.A. (b)	176,753	756,867
Saras S.p.A.	306,889	441,925
Societa Cattolica di Assicurazioni SC	3,834	31,032
Societa Iniziative Autostradali e Servizi S.p.A.	4,430	77,105
Sogefi S.p.A. (b)	14,542	18,520
Technogym S.p.A. (c) (Cost: $155,692; Original Acquisition Date: 05/08/2017)	18,036	206,931
Tinexta Spa	3,007	43,939
Tod’s SpA	300	14,599
Zignago Vetro S.p.A.	1,294	14,456

		11,808,795

Japan - 30.9%
Achilles Corp.	6,000	108,356
Adastria Co., Ltd.	16,800	413,934
ADEKA Corp.	2,000	28,035
Aeon Delight Co., Ltd.	9,700	280,621
Aeon Fantasy Co., Ltd.	100	2,098
Ai Holdings Corp.	5,300	82,949
Aica Kogyo Co., Ltd.	5,000	165,875
Aichi Corp.	7,100	42,719
Aichi Steel Corp.	600	17,579
Aida Engineering Ltd.	9,200	61,381
Ain Holdings, Inc.	5,100	390,624
Aisan Industry Co., Ltd.	13,700	85,084
Alpen Co., Ltd.	15,900	237,550
Alps Alpine Co., Ltd.	60	997
Altech Corp.	8,300	140,472
Amano Corp.	6,100	158,741
Amuse, Inc.	5,400	128,615
Anest Iwata Corp.	6,300	55,404
Anicom Holdings, Inc.	1,700	55,456
Anritsu Corp. (a)	5,900	94,627
AOKI Holdings, Inc.	22,600	213,977
Aoyama Trading Co., Ltd.	5,800	112,130
Arata Corp.	9,500	329,627

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Arcland Sakamoto Co., Ltd.	13,400	$164,339
Arcland Service Holdings Co., Ltd.	5,100	90,220
Arcs Co., Ltd.	20,500	400,863
Argo Graphics, Inc.	5,100	108,575
As One Corp.	1,400	125,963
Asahi Co., Ltd.	15,900	192,798
Asahi Diamond Industrial Co., Ltd.	17,200	102,694
Asahi Holdings, Inc.	2,700	52,398
ASKUL Corp.	12,800	318,450
Ateam, Inc.	18,400	255,714
Atom Corp.	16,200	142,319
Autobacs Seven Co., Ltd.	18,800	292,847
Avex, Inc.	11,200	138,805
Awa Bank Ltd.	8,900	218,465
Axial Retailing, Inc.	7,700	282,448
Azbil Corp.	11,100	261,405
Bando Chemical Industries Ltd.	14,400	121,456
Bank of Iwate Ltd.	200	5,402
Belc Co., Ltd.	4,000	190,098
Benefit One, Inc.	7,200	137,402
Bengo4.com, Inc. (b)	2,900	141,033
Bic Camera, Inc.	31,800	332,188
BML, Inc.	9,100	258,225
Broadleaf Co., Ltd.	15,400	79,015
BRONCO BILLY Co., Ltd.	5,900	119,998
Bunka Shutter Co., Ltd.	18,100	137,631
Canon Electronics, Inc.	7,200	115,676
Canon Marketing Japan, Inc.	32,700	699,777
Capcom Co., Ltd.	5,600	115,447
Cawachi Ltd.	11,100	188,781
Central Glass Co., Ltd.	2,700	59,574
Central Security Patrols Co Ltd.	1,800	92,188
Change, Inc. (a)(b)	600	14,451
Chiyoda Co., Ltd.	18,800	281,918
Chiyoda Corp. (a)(b)	81,500	218,105
Chiyoda Integre Co., Ltd.	8,300	153,875
Chori Co., Ltd.	11,000	160,079
Chubu Shiryo Co., Ltd.	17,400	183,209
Chudenko Corp.	6,800	138,554
Chugoku Marine Paints Ltd.	8,400	72,555
CI Takiron Corp.	33,100	193,349
Citizen Watch Co., Ltd.	39,600	183,081
Cleanup Corp.	19,640	96,782
CMIC Holdings Co., Ltd.	700	12,984
CMK Corp.	200	1,192
Coco Kara Fine, Inc.	8,700	337,997
Colopl, Inc.	10,200	70,877
Colowide Co., Ltd.	3,800	73,500
Computer Engineering & Consulting Ltd.	4,300	76,584
COMSYS Holdings Corp.	4,400	105,935
Comture Corp.	800	32,224
CONEXIO Corp.	9,300	110,280
COOKPAD, Inc. (b)	9,300	26,605
Corona Corp.	5,300	48,615
Cosel Co., Ltd.	3,100	29,551
Cosmos Pharmaceutical Corp. (a)	2,400	380,049
Create Restaurants Holdings, Inc. (a)	13,100	171,661
Create SD Holdings Co., Ltd.	14,300	310,241

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
CROOZ, Inc. (b)	200	$2,154
CyberAgent, Inc.	100	3,857
Cybozu, Inc.	1,400	15,284
Dai-Dan Co., Ltd.	6,700	132,559
Daihen Corp.	500	13,095
Daiho Corp.	9,000	228,561
Daiichi Jitsugyo Co., Ltd.	10,100	304,310
Daiichikosho Co Ltd.	2,100	96,798
Daiken Corp.	4,300	87,179
Daikokutenbussan Co., Ltd.	4,300	136,898
Daikyonishikawa Corp.	6,200	46,286
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	1,100	29,032
Daiseki Co., Ltd.	2,300	57,306
Daisyo Corp.	8,900	126,726
Daiwa Industries Ltd.	700	7,719
Daiwabo Holdings Co., Ltd.	5,600	235,390
DCM Holdings Co., Ltd.	23,400	233,860
Denka Co., Ltd.	1,400	40,179
Denki Kogyo Co., Ltd.	2,600	61,902
Denyo Co., Ltd.	10,800	132,253
Descente Ltd.	7,800	131,937
DIC Corp.	4,300	104,955
Digital Arts, Inc.	700	57,426
Digital Hearts Holdings Co Ltd.	6,500	60,702
Dip Corp.	1,300	19,650
DMG Mori Co., Ltd.	4,400	54,896
Doshisha Co., Ltd.	11,300	177,584
Doutor Nichires Holdings Co., Ltd.	2,900	56,012
DTS Corp.	5,100	207,784
Duskin Co., Ltd.	8,200	214,979
DyDo Group Holdings, Inc.	5,600	232,547
Eagle Industry Co., Ltd.	9,300	86,679
Earth Corp.	2,800	128,805
Ebara Corp.	10,600	271,542
EDION Corp.	42,200	368,396
Ehime Bank Ltd.	1,400	14,056
Eiken Chemical Co., Ltd.	2,800	49,481
Eizo Corp.	1,100	40,248
Elan Corp.	1,600	27,404
Elecom Co., Ltd.	7,000	227,380
Elematec Corp.	20,800	187,145
EM Systems Co Ltd.	600	8,150
Enigmo, Inc. (b)	900	26,452
En-Japan, Inc.	3,400	120,639
Enplas Corp.	2,700	75,495
EPS Holdings, Inc.	6,100	100,142
ESPEC Corp.	4,100	84,524
Exedy Corp.	4,900	96,630
Ezaki Glico Co., Ltd.	5,700	271,416
F@N Communications, Inc.	16,400	79,151
Fancl Corp.	8,600	233,005
FCC Co., Ltd.	11,200	225,829
Feed One Co., Ltd.	81,000	133,050
Fields Corp.	4,960	24,488
Foster Electric Co., Ltd.	8,500	120,011
France Bed Holdings Co., Ltd.	14,200	128,942
Fudo Tetra Corp.	2,676	32,745

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Fuji Co., Ltd.	18,700	$303,197
Fuji Machine Manufacturing Co., Ltd.	6,600	72,660
Fuji Oil Holdings, Inc.	6,200	188,234
Fuji Pharma Co., Ltd.	4,000	53,080
Fuji Seal International, Inc.	1,500	52,254
Fuji Soft, Inc.	3,800	162,534
Fujibo Holdings, Inc.	1,100	23,154
Fujicco Co., Ltd.	5,600	110,589
Fujikura Ltd.	38,500	127,191
Fujimi, Inc.	2,800	52,943
Fujimori Kogyo Co., Ltd.	6,200	158,712
Fujio Food System Co Ltd.	1,500	39,491
Fujitec Co., Ltd.	18,700	244,697
Fujitsu General Ltd.	16,300	231,944
Fujiya Co., Ltd.	12,700	227,010
Fukuda Corp.	4,200	164,140
Fukui Computer Holdings, Inc.	4,700	105,047
Fukushima Industries Corp.	4,600	150,694
Fullcast Holdings Co., Ltd.	5,000	96,526
Funai Soken Holdings, Inc.	2,250	54,483
Furukawa Electric Co., Ltd.	7,100	190,268
Fuso Chemical Co., Ltd.	1,600	29,072
Futaba Corp.	13,500	171,794
Futaba Industrial Co., Ltd.	3,900	19,326
Future Corp.	8,200	145,968
Gecoss Corp.	13,000	113,727
Genki Sushi Co., Ltd.	5,900	205,260
Genky DrugStores Co., Ltd.	1,500	36,100
Geo Holdings Corp.	12,700	160,208
Giken Ltd.	900	26,660
Glory Ltd.	3,500	86,689
GMO Cloud KK	500	14,926
Godo Steel Ltd.	6,800	127,384
Goldwin, Inc.	1,000	127,717
Gree, Inc.	56,500	256,522
GS Yuasa Corp.	3,400	60,900
G-Tekt Corp.	4,900	66,741
GungHo Online Entertainment, Inc.	67,500	209,293
Gunosy, Inc. (a)(b)	1,900	33,541
Gunze Ltd.	1,600	67,107
Gurunavi, Inc.	23,100	115,964
H2O Retailing Corp.	19,900	215,775
Halows Co., Ltd.	4,100	82,670
Hamakyorex Co., Ltd.	3,700	123,430
Hanwa Co., Ltd.	2,200	55,952
Harmonic Drive Systems, Inc.	100	3,317
Haseko Corp.	14,400	143,914
Hazama Ando Corp.	25,200	165,341
Heiwado Co., Ltd.	21,100	372,095
Hibiya Engineering Ltd.	4,900	83,652
Hiday Hidaka Corp.	10,120	188,644
Hinokiya Group Co., Ltd.	3,800	70,168
Hioki EE Corp.	2,000	64,781
Hiramatsu, Inc.	1,200	3,721
HIS Co., Ltd.	3,600	105,643
Hisaka Works Ltd.	2,100	17,480
Hitachi Transport System Ltd.	2,100	62,497
Hitachi Zosen Corp.	21,400	70,501

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Hochiki Corp.	16,000	$168,025
Hodogaya Chemical Co., Ltd.	3,400	80,007
Hogy Medical Co., Ltd.	600	19,019
Horiba Ltd.	1,600	74,858
Hosiden Corp.	28,400	288,285
Hosokawa Micron Corp.	2,300	98,694
House Foods Group, Inc.	6,300	257,256
Hyakugo Bank Ltd.	300	897
Ichibanya Co., Ltd.	4,400	184,137
Ichikoh Industries Ltd.	11,400	60,069
Ichiyoshi Securities Co., Ltd.	13,600	97,515
Icom, Inc.	10,100	204,582
Idec Corp.	1,400	24,676
IDOM, Inc.	21,500	53,767
Inaba Denki Sangyo Co., Ltd.	9,000	357,957
Inabata & Co., Ltd.	18,000	224,076
Ines Corp.	7,500	81,945
Infocom Corp.	10,200	222,326
Infomart Corp.	100	1,530
Information Services International-Dentsu Ltd.	3,400	106,363
Internet Initiative Japan, Inc.	10,000	192,221
Iriso Electronics Co., Ltd.	600	27,352
Ishihara Sangyo Kaisha Ltd.	600	5,609
Ito En Ltd.	9,700	460,093
Itochu Enex Co., Ltd.	15,800	122,329
Itochu-Shokuhin Co., Ltd.	3,600	145,674
Itoham Yonekyu Holdings, Inc.	50,800	309,399
Itoki Corp.	16,940	64,249
Iwatani Corp.	9,000	295,252
Iyo Bank Ltd.	44,900	231,616
Izumi Co., Ltd.	4,600	196,964
JAC Recruitment Co., Ltd.	4,000	95,308
Jafco Co., Ltd.	500	17,902
Japan Aviation Electronics Industry Ltd.	14,300	200,317
Japan Cash Machine Co., Ltd.	10,400	104,322
Japan Elevator Service Holdings Co Ltd.	4,300	87,020
Japan Lifeline Co., Ltd.	800	12,801
Japan Material Co., Ltd.	900	11,362
Japan Meat Co Ltd.	15,800	246,408
Japan Pulp & Paper Co., Ltd.	1,800	62,954
JCR Pharmaceuticals Co., Ltd.	600	37,650
JCU Corp.	3,900	71,259
Jeol Ltd.	1,000	21,363
JINS, Inc.	3,800	226,531
J-Oil Mills, Inc.	4,900	179,288
Joshin Denki Co., Ltd.	9,900	200,074
Joyful Honda Co., Ltd.	4,100	46,651
JSP Corp.	300	5,445
Justsystems Corp.	2,100	65,888
JVC Kenwood Corp.	76,600	163,287
K&O Energy Group, Inc.	7,300	108,660
Kadokawa Dwango Corp.	7,900	105,124
Kaga Electronics Co., Ltd.	11,600	169,774
Kagome Co., Ltd.	6,900	161,667
Kaken Pharmaceutical Co., Ltd.	1,600	75,892
Kameda Seika Co., Ltd.	2,700	119,720
Kamei Corp.	11,300	118,563

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Kanamoto Co., Ltd.	12,800	$284,786
Kandenko Co., Ltd.	29,200	237,125
Kanematsu Corp.	9,200	104,085
Kanematsu Electronics Ltd.	4,300	123,804
Kansai Super Market Ltd.	8,600	82,615
Kanto Denka Kogyo Co., Ltd.	600	3,898
Kappa Create Co., Ltd.	14,100	178,779
Kasai Kogyo Co., Ltd.	18,500	127,357
Katakura Industries Co., Ltd.	600	6,650
Kato Sangyo Co., Ltd.	11,600	361,279
Kawasaki Kisen Kaisha Ltd. (a)(b)	5,500	62,276
Keihin Corp.	9,600	125,000
Keiyo Co., Ltd.	300	1,373
Kenko Mayonnaise Co., Ltd.	700	15,316
Kewpie Corp.	8,800	197,414
Key Coffee, Inc.	10,300	199,318
KH Neochem Co., Ltd.	300	8,051
Kinden Corp.	26,700	411,470
Kintetsu Department Store Co., Ltd.	5,800	176,625
Kintetsu World Express, Inc.	23,900	312,300
Kisoji Co., Ltd.	5,700	132,079
Kissei Pharmaceutical Co., Ltd.	3,000	70,456
KLab, Inc. (b)	6,300	47,091
KNT-CT Holdings Co., Ltd. (b)	25,900	349,906
Koa Corp.	1,800	20,946
Koatsu Gas Kogyo Co., Ltd.	23,900	178,205
Kobayashi Pharmaceutical Co., Ltd.	1,800	134,213
Kobe Bussan Co., Ltd.	2,900	133,673
Kohnan Shoji Co., Ltd.	6,400	131,939
Kokuyo Co., Ltd.	23,800	314,288
Komeri Co., Ltd.	9,000	177,317
Komori Corp.	13,700	140,963
Konishi Co., Ltd.	14,700	213,110
Konoike Transport Co., Ltd.	6,700	102,573
Koshidaka Holdings Co., Ltd.	6,000	78,845
Kotobuki Spirits Co., Ltd.	4,000	207,447
Kourakuen Holdings Corp.	1,200	32,313
Krosaki Harima Corp.	1,900	105,551
K’s Holdings Corp.	46,600	444,219
Kumagai Gumi Co., Ltd.	6,700	178,250
Kumiai Chemical Industry Co., Ltd.	13,500	92,438
Kura Corp.	5,300	206,640
Kurabo Industries Ltd.	12,000	211,065
Kureha Corp.	700	44,572
Kusuri no Aoki Holdings Co., Ltd.	2,000	127,717
KYB Corp. (b)	2,200	56,926
Kyodo Printing Co., Ltd.	100	2,506
Kyokuto Kaihatsu Kogyo Co., Ltd.	20,400	247,741
Kyokuto Securities Co., Ltd.	600	5,066
KYORIN Holdings, Inc.	10,900	190,812
Kyowa Exeo Corp.	5,000	117,796
Kyudenko Corp.	2,200	62,529
Lasertec Corp.	700	24,547
Life Corp.	15,300	324,877
Lifull Co., Ltd.	15,500	85,249
Link And Motivation, Inc.	900	5,008
Lintec Corp.	16,500	327,061
Lixil Viva Corp.	11,400	127,818

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Mabuchi Motor Co., Ltd.	1,500	$50,247
Macnica Fuji Electronics Holdings, Inc.	18,400	216,321
Maeda Corp.	33,700	274,601
Maeda Kosen Co., Ltd.	5,100	89,702
Maeda Road Construction Co., Ltd.	12,200	245,993
Makino Milling Machine Co., Ltd.	1,900	65,925
Mandom Corp.	8,200	201,585
Mani, Inc.	1,400	87,593
Mars Group Holdings Corp.	3,100	58,959
Marudai Food Co., Ltd.	11,300	199,899
Maruha Nichiro Corp.	6,700	204,342
Marusan Securities Co., Ltd.	500	2,602
Maruwa Co., Ltd.	1,600	74,120
Maruzen Showa Unyu Co., Ltd.	3,000	91,081
Marvelous, Inc.	9,200	68,258
Matsuda Sangyo Co., Ltd.	14,000	187,330
Matsumotokiyoshi Holdings Co., Ltd.	14,000	414,064
Matsuya Co., Ltd.	5,500	45,983
Matsuyafoods Holdings Co., Ltd.	5,200	159,313
Max Co., Ltd.	12,200	168,536
Maxell Holdings Ltd.	5,500	91,815
MCJ Co., Ltd.	27,900	175,332
Medical Data Vision Co., Ltd. (b)	2,700	36,178
Megmilk Snow Brand Co., Ltd.	15,300	304,546
Meidensha Corp.	5,500	76,538
Meiko Network Japan Co., Ltd.	7,500	66,304
Meitec Corp.	2,100	100,189
Melco Holdings, Inc.	3,100	87,394
Menicon Co., Ltd.	4,300	146,025
Metawater Co., Ltd.	2,700	80,976
Micronics Japan Co., Ltd.	6,900	57,625
Milbon Co., Ltd.	2,500	118,581
Ministop Co., Ltd.	20,200	301,047
Mirait Holdings Corp.	8,300	130,361
Misawa Homes Co., Ltd.	20,400	182,605
Mitsuba Corp.	11,100	53,367
Mitsubishi Logisnext Co Ltd.	11,800	124,789
Mitsubishi Pencil Co., Ltd.	4,400	78,527
Mitsubishi Research Institute, Inc.	4,400	131,352
Mitsubishi Shokuhin Co., Ltd.	18,700	490,084
Mitsubishi Steel Manufacturing Co., Ltd.	40	413
Mitsuboshi Belting Ltd.	6,300	114,646
Mitsui Mining & Smelting Co., Ltd.	200	4,245
Mitsui Sugar Co., Ltd.	1,100	23,225
Mitsui-Soko Holdings Co., Ltd.	1,200	17,873
Miura Co., Ltd.	3,900	121,464
Mixi, Inc.	17,600	372,253
Miyazaki Bank Ltd.	1,100	26,281
Mizuno Corp.	10,800	239,291
Mochida Pharmaceutical Co., Ltd.	4,500	205,971
Modec, Inc.	100	2,525
Morinaga & Co., Ltd.	5,800	262,797
Morinaga Milk Industry Co., Ltd.	6,700	243,912
Morita Holdings Corp.	1,700	29,791
MOS Food Services, Inc.	6,500	142,578
MTI Ltd.	600	3,671
Musashi Seimitsu Industry Co., Ltd.	200	2,479
Nachi-Fujikoshi Corp.	100	3,820

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Nagaileben Co., Ltd.	100	$2,211
Nagase & Co., Ltd.	15,600	228,317
Nagatanien Holdings Co., Ltd.	2,600	51,417
Nakanishi, Inc.	2,700	50,131
Nakayama Steel Works Ltd.	26,300	114,796
NEC Networks & System Integration Corp.	11,100	279,843
NET One Systems Co., Ltd.	13,800	370,963
Neturen Co., Ltd.	5,500	41,568
Nextage Co., Ltd.	7,600	77,708
NHK Spring Co., Ltd.	19,400	142,862
Nichias Corp.	1,000	16,795
Nichiban Co., Ltd.	1,800	38,769
Nichiden Corp.	13,700	209,612
Nichiha Corp.	2,800	73,666
NichiiGakkan Co., Ltd.	14,700	190,728
Nichi-iko Pharmaceutical Co., Ltd.	5,300	60,109
Nichirei Corp.	9,700	237,566
Nifco, Inc.	2,200	55,322
Nihon Chouzai Co., Ltd.	5,700	186,467
Nihon Kohden Corp.	6,300	181,678
Nihon M&A Center, Inc.	200	4,989
Nihon Nohyaku Co Ltd.	4,800	17,984
Nihon Parkerizing Co., Ltd.	3,700	41,041
Nihon Trim Co., Ltd.	2,100	99,220
Nihon Unisys Ltd.	18,700	611,743
Nippo Corp.	12,100	236,607
Nippon Beet Sugar Manufacturing Co., Ltd.	6,900	119,388
Nippon Ceramic Co., Ltd.	300	7,929
Nippon Chemi-Con Corp.	2,600	37,525
Nippon Densetsu Kogyo Co., Ltd.	5,100	107,916
Nippon Flour Mills Co., Ltd.	15,400	253,102
Nippon Gas Co., Ltd.	2,000	47,580
Nippon Kanzai Co., Ltd.	8,100	135,891
Nippon Kayaku Co., Ltd.	6,700	77,409
Nippon Light Metal Holdings Co., Ltd.	66,800	141,780
Nippon Parking Development Co., Ltd.	3,800	6,067
Nippon Seiki Co., Ltd.	14,200	231,021
Nippon Shinyaku Co., Ltd.	1,800	124,911
Nippon Shokubai Co., Ltd.	500	30,084
Nippon Soda Co., Ltd.	2,600	62,382
Nippon Steel & Sumikin Bussan Corp.	7,100	274,198
Nippon Suisan Kaisha Ltd.	60,800	370,304
Nishimatsu Construction Co., Ltd.	3,100	59,445
Nishimatsuya Chain Co., Ltd.	42,000	337,581
Nishimoto Co., Ltd.	7,500	276,496
Nishio Rent All Co., Ltd.	200	5,199
Nissan Shatai Co., Ltd.	20,300	184,520
Nissha Co., Ltd.	4,300	40,197
Nisshinbo Holdings, Inc.	5,500	38,269
Nissin Corp.	9,100	146,873
Nissin Electric Co., Ltd.	6,700	65,043
Nissin Kogyo Co., Ltd.	20,300	254,581
Nitta Corp.	3,200	89,623
Nittetsu Mining Co., Ltd.	5,900	232,755
Nitto Kogyo Corp.	8,800	150,883
Nitto Kohki Co., Ltd.	5,700	109,461
Noevir Holdings Co., Ltd.	2,300	120,131

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
NOF Corp.	7,700	$278,185
Nohmi Bosai Ltd.	7,600	144,194
Nojima Corp.	19,800	334,370
NOK Corp.	22,500	289,646
Nomura Co., Ltd.	11,800	149,508
Noritake Co., Ltd.	2,100	88,756
Noritz Corp.	20,300	257,017
NS Solutions Corp.	6,600	206,164
NS United Kaiun Kaisha Ltd.	11,000	230,120
NSD Co., Ltd.	6,200	173,073
Obara Group, Inc.	100	3,281
Ohsho Food Service Corp.	1,700	104,166
Oiles Corp.	3,100	41,938
Oisix ra daichi, Inc. (b)	12,100	158,557
Okabe Co., Ltd.	8,400	74,570
Okamura Corp.	18,300	179,850
Oki Electric Industry Co., Ltd.	15,500	191,238
OKUMA Corp.	4,300	210,705
Okumura Corp.	5,600	171,827
Okuwa Co., Ltd.	26,300	257,018
Onward Holdings Co., Ltd.	15,500	81,816
Open Door, Inc. (b)	300	8,361
OPT Holding, Inc. (a)	7,300	93,098
Optex Group Co., Ltd.	2,900	34,603
Optim Corp. (a)(b)	800	19,143
Optorun Co., Ltd.	1,100	23,641
Organo Corp.	5,400	161,703
Oro Co., Ltd. (a)	800	21,173
Osaka Soda Co., Ltd.	4,300	103,527
Osaki Electric Co., Ltd.	32,700	191,918
OSG Corp.	4,400	83,440
OSJB Holdings Corp.	43,500	111,194
Oyo Corp.	22,200	216,336
Pacific Industrial Co., Ltd.	2,000	26,319
PAL Group Holdings Co., Ltd.	9,600	291,459
PALTAC Corp.	1,900	98,187
Paramount Bed Holdings Co., Ltd.	1,300	49,665
Pasona Group, Inc.	18,300	282,526
PC Depot Corp.	35,480	128,018
Penta-Ocean Construction Co., Ltd.	43,900	195,669
PIA Corp.	2,800	124,930
Pilot Corp.	2,200	82,527
Piolax, Inc.	5,700	93,996
Plenus Co., Ltd.	15,100	255,557
Press Kogyo Co., Ltd.	44,700	191,398
Prestige International, Inc.	7,400	102,568
Prima Meat Packers Ltd.	10,300	201,694
Proto Corp.	15,000	248,327
Qol Holdings Co Ltd.	5,800	77,126
Raito Kogyo Co., Ltd.	11,900	146,382
Rakus Co., Ltd.	2,900	68,482
Relia, Inc.	32,500	352,097
Relo Group, Inc.	3,100	83,247
Rengo Co., Ltd.	1,400	11,188
Restar Holdings Corp.	7,600	104,779
Retail Partners Co., Ltd.	5,000	52,923
Rheon Automatic Machinery Co., Ltd.	2,700	39,417
Right On Co., Ltd.	400	2,595

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Riken Corp.	1,900	$75,569
Riken Keiki Co., Ltd.	2,500	44,387
Riken Vitamin Co., Ltd.	1,300	41,628
Ringer Hut Co., Ltd.	6,200	134,339
Riso Kagaku Corp.	8,900	143,645
Riso Kyoiku Co., Ltd.	18,000	72,588
Rock Field Co., Ltd.	2,700	39,467
Rohto Pharmaceutical Co., Ltd.	6,900	188,474
Rokko Butter Co., Ltd.	100	1,852
Roland DG Corp.	7,800	174,909
Rorze Corp.	1,200	23,587
Royal Holdings Co., Ltd.	9,700	241,236
Ryobi Ltd.	2,400	43,940
Ryosan Co., Ltd.	4,900	115,305
Ryoyo Electro Corp.	9,200	141,695
S Foods, Inc.	5,900	198,726
Sac’s Bar Holdings, Inc.	18,300	168,705
Saint Marc Holdings Co., Ltd.	9,500	206,981
Saizeriya Co., Ltd.	14,600	326,855
Sakai Chemical Industry Co., Ltd.	3,800	87,000
Sakai Moving Service Co., Ltd.	2,400	142,408
Sakata INX Corp.	6,000	52,821
Sakata Seed Corp.	1,600	48,724
San ju San Financial Group, Inc.	400	5,319
San-A Co., Ltd.	4,400	170,941
San-Ai Oil Co., Ltd.	41,300	360,158
Sangetsu Corp.	5,100	97,703
Sanki Engineering Co., Ltd.	13,500	152,235
Sankyo Tateyama, Inc.	6,600	69,371
Sankyu, Inc.	6,800	345,130
Sanrio Co., Ltd.	6,100	136,112
Sanshin Electronics Co., Ltd.	4,300	70,235
Sanwa Holdings Corp.	7,100	71,088
Sanyo Chemical Industries Ltd.	1,400	72,090
Sanyo Denki Co., Ltd.	900	31,560
Sapporo Holdings Ltd.	6,500	135,440
Sato Holdings Corp.	7,100	177,557
Sawai Pharmaceutical Co., Ltd.	2,900	149,596
SCSK Corp.	4,700	227,703
Seiko Holdings Corp.	1,800	33,587
Seino Holdings Co., Ltd.	28,400	362,191
Seiren Co., Ltd.	5,200	66,029
Sekisui Jushi Corp.	6,000	112,896
Sekisui Plastics Co., Ltd.	8,000	52,120
Senko Group Holdings Co., Ltd.	11,100	89,832
Senshu Ikeda Holdings, Inc.	700	1,376
Seria Co., Ltd.	8,500	211,784
Shibuya Corp.	700	18,643
Shikoku Bank Ltd.	400	3,536
Shikoku Chemicals Corp.	4,200	39,068
Shikoku Electric Power Co., Inc.	300	2,738
Shima Seiki Manufacturing Ltd.	600	16,566
Shimachu Co., Ltd.	4,600	104,213
Shindengen Eletric Manufacturing Co., Ltd.	800	25,469
Shin-Etsu Polymer Co., Ltd.	23,600	161,377
Shinko Electric Industries Co., Ltd.	13,600	109,438
Shinko Plantech Co., Ltd.	14,300	159,145

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
Shinmaywa Industries Ltd.	17,900	$214,242
Shinnihon Corp.	24,200	196,744
Ship Healthcare Holdings, Inc.	4,600	196,115
Shizuoka Gas Co., Ltd.	36,500	277,207
Shoei Co., Ltd.	800	31,855
Shoei Foods Corp.	100	2,801
Showa Corp.	9,300	114,228
Showa Denko K.K.	5,600	154,360
Showa Sangyo Co., Ltd.	9,500	266,068
Siix Corp.	7,600	83,459
Sinanen Holdings Co., Ltd.	7,300	124,490
Sinko Industries Ltd.	4,400	64,844
Sintokogio Ltd.	12,800	108,079
SKY Perfect JSAT Holdings, Inc.	800	3,049
Skylark Co., Ltd.	38,100	674,349
Sodick Co., Ltd.	200	1,733
Softbank Technology Corp.	6,300	136,040
Sogo Medical Holdings Co., Ltd.	3,200	51,382
Sojitz Corp.	77,700	250,240
Solasto Corp.	1,200	10,631
Square Enix Holdings Co., Ltd.	5,700	201,195
ST Corp.	5,400	85,511
Star Micronics Co., Ltd.	1,600	19,549
Starzen Co., Ltd.	3,200	118,858
Studio Alice Co., Ltd.	5,300	98,991
Sugi Holdings Co., Ltd.	10,500	478,176
Sumitomo Bakelite Co., Ltd.	4,600	158,335
Sumitomo Densetsu Co., Ltd.	12,700	191,968
Sumitomo Mitsui Construction Co., Ltd.	31,460	178,834
Sumitomo Riko Co., Ltd.	15,800	113,289
Sumitomo Seika Chemicals Co., Ltd.	3,600	111,457
Sumitomo Warehouse Co., Ltd.	500	6,354
Sushiro Global Holdings Ltd.	3,300	229,917
Systena Corp.	10,000	145,250
T. Hasegawa Co., Ltd.	5,100	84,525
Tachi-S Co., Ltd.	21,800	259,914
Tadano Ltd.	4,800	46,598
Taihei Dengyo Kaisha Ltd.	1,300	24,365
Taiho Kogyo Co., Ltd.	10,400	76,682
Taikisha Ltd.	1,500	44,848
Taiyo Yuden Co., Ltd.	300	5,526
Takamatsu Construction Group Co., Ltd.	8,600	184,595
Takara Holdings, Inc.	13,100	142,043
Takara Standard Co., Ltd.	12,700	191,616
Takasago International Corp.	100	2,842
Takasago Thermal Engineering Co., Ltd.	9,400	145,036
Takeuchi Manufacturing Co., Ltd.	3,100	51,264
Takuma Co., Ltd.	19,900	260,767
Tamron Co., Ltd.	14,300	290,051
Tanseisha Co., Ltd.	11,800	122,394
Tatsuta Electric Wire and Cable Co., Ltd.	17,100	68,959
Tayca Corp.	3,000	62,649
TechnoPro Holdings, Inc.	1,700	87,537
Teikoku Sen-I Co., Ltd.	1,900	38,749
Tekken Corp.	4,400	119,780
Tenma Corp.	7,100	116,952
T-Gaia Corp.	25,200	407,888
The Japan Steel Works Ltd.	1,900	28,930

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
The Japan Wool Textile Co., Ltd.	7,900	$60,509
The Monogatari Corp.	1,200	95,787
The Nippon Road Co., Ltd.	2,000	112,398
The Nisshin Oillio Group Ltd.	7,300	213,210
The Pack Corp.	5,000	143,727
The Shiga Bank Ltd.	3,900	92,457
TIS, Inc.	5,500	274,074
TKC Corp.	4,600	186,988
Toa Corp.	10,300	141,243
Toagosei Co., Ltd.	14,100	152,496
Tocalo Co., Ltd.	400	2,617
Toda Corp.	7,100	39,246
Toei Animation Co., Ltd.	700	34,882
Toei Co., Ltd.	800	107,784
Toenec Corp.	1,300	35,774
Toho Holdings Co., Ltd.	15,700	351,915
Toho Zinc Co., Ltd.	200	4,293
Tokai Carbon Co., Ltd.	4,600	44,274
Tokai Corp.	7,500	166,036
Tokai Holdings Corp.	8,900	72,685
Tokai Rika Co., Ltd.	16,900	258,572
Tokuyama Corp.	7,400	165,256
Tokyo Base Co., Ltd. (b)	2,800	21,007
Tokyo Broadcasting System Holdings, Inc.	13,300	221,656
Tokyo Seimitsu Co., Ltd.	5,100	118,223
Tokyo Steel Manufacturing Co., Ltd.	18,300	140,334
Tokyu Construction Co., Ltd.	27,500	194,643
Tomy Co., Ltd.	12,000	143,404
Tonami Holdings Co Ltd.	500	26,023
Toppan Forms Co., Ltd.	41,700	336,324
Topre Corp.	3,300	52,439
Toridoll Holdings Corp.	100	1,731
Torii Pharmaceutical Co., Ltd.	10,100	220,053
Toshiba Machine Co., Ltd.	4,900	103,232
Toshiba Plant Systems & Services Corp.	8,900	156,622
Toshiba TEC Corp.	15,500	383,334
Tosho Printing Co., Ltd.	9,500	110,548
Totetsu Kogyo Co., Ltd.	2,500	68,934
Towa Bank Ltd.	8,400	56,277
Toyo Construction Co., Ltd.	56,300	208,336
Toyo Corp.	200	1,659
Toyo Ink SC Holdings Co., Ltd.	4,100	85,583
Toyo Tanso Co., Ltd.	4,100	76,200
Toyo Tire Corp.	2,800	35,011
Toyota Boshoku Corp.	26,600	326,962
TPR Co., Ltd.	7,600	123,926
Trancom Co., Ltd.	3,100	187,662
Transcosmos, Inc.	10,800	238,693
Trusco Nakayama Corp.	3,100	68,943
Trust Tech, Inc.	1,800	52,240
TS Tech Co., Ltd.	12,400	304,035
TSI Holdings Co., Ltd.	11,100	63,610
Tsubakimoto Chain Co.	1,600	48,134
Tsugami Corp.	10,100	80,528
Tsukishima Kikai Co., Ltd.	3,500	42,311
Tsukui Corp.	7,000	34,172
Tsurumi Manufacturing Co., Ltd.	3,500	61,883
Tsutsumi Jewelry Co., Ltd.	400	7,386

	SHARES	FAIR VALUE
Japan - 30.9% (continued)
TV Asahi Holdings Corp.	15,900	$254,570
Ube Industries Ltd.	9,300	178,594
Ulvac, Inc.	1,400	40,244
Union Tool Co.	200	4,872
Unipres Corp.	19,300	305,267
United Arrows Ltd.	4,600	153,029
United Super Markets Holdings, Inc.	49,700	427,907
United, Inc.	300	3,920
Ushio, Inc.	11,100	139,717
UT Group Co., Ltd.	3,300	76,223
Valor Holdings Co., Ltd.	14,900	303,184
Valqua Ltd.	2,900	55,128
ValueCommerce Co., Ltd.	1,400	33,048
Vector, Inc. (b)	200	2,058
VISION, Inc. (b)	2,400	124,690
Vital KSK Holdings, Inc.	31,700	304,231
VT Holdings Co., Ltd.	18,000	75,246
Wacoal Holdings Corp.	13,900	346,586
Wacom Co., Ltd.	100	309
Wakita & Co., Ltd.	21,600	200,921
Warabeya Nichiyo Holdings Co., Ltd.	16,400	248,047
Watami Co., Ltd.	16,200	214,226
WDB Holdings Co., Ltd.	2,600	63,989
World Co Ltd.	3,700	75,287
World Holdings Co., Ltd.	7,800	114,590
Wowow, Inc.	3,400	82,894
Xebio Holdings Co., Ltd.	27,800	309,901
Yahagi Construction Co., Ltd.	12,100	80,283
Yakuodo Co., Ltd.	700	14,192
YAMABIKO Corp.	8,500	72,085
YAMADA Consulting Group Co., Ltd.	400	7,729
YA-MAN Ltd. (a)	6,400	56,284
Yamato Kogyo Co., Ltd.	7,700	212,245
Yamazen Corp.	38,100	354,754
Yaoko Co., Ltd.	5,100	244,728
Yellow Hat Ltd.	18,900	243,128
Yodogawa Steel Works Ltd.	9,100	164,592
Yokogawa Bridge Holdings Corp.	6,600	94,647
Yondoshi Holdings, Inc.	4,300	95,154
Yonex Co., Ltd.	15,400	91,662
Yorozu Corp.	3,500	41,826
Yoshinoya Holdings Co., Ltd.	12,300	203,628
Yuasa Trading Co., Ltd.	8,300	225,873
Yumeshin Holdings Co., Ltd.	500	3,271
Yurtec Corp.	23,600	156,803
Yushin Precision Equipment Co., Ltd.	6,100	59,500
Zenkoku Hosho Co., Ltd.	100	3,839
Zenrin Co., Ltd.	1,350	25,576
Zensho Holdings Co., Ltd.	10,400	216,417
Zeon Corp.	23,800	225,338
ZERIA Pharmaceutical Co., Ltd.	3,900	72,987
ZIGExN Co., Ltd.	200	1,312
Zojirushi Corp.	12,900	136,898

		93,909,595

Liechtenstein - 0.0% (d)
Liechtensteinische Landesbank AG	1,035	66,881

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Luxembourg - 0.2%
Aperam, S.A.	20,555	$484,752
CORESTATE CAPHLDG	365	11,825
eDreams ODIGEO SA (b)	4,554	15,771
Senvion, S.A. (b)	2,327	2,080
Stabilus S.A.	394	16,682

		531,110

Malta - 0.2%
Kindred Group PLC	80,477	627,772

Netherlands - 2.7%
Aalberts Industries N.V.	11,889	391,948
Accell Group N.V.	6,284	170,942
Altice N.V. - Class A (b)	104,190	320,905
Arcadis N.V. (a)	46,419	861,868
ASR Nederland N.V.	21,482	814,998
Brunel International N.V.	27,794	415,452
Constellium N.V. (b)	15,341	125,336
Corbion N.V.	342	10,492
Flow Traders (c) (Cost: $28,828; Original Acquisition Date: 05/30/2019)	1,044	29,438
ForFarmers N.V.	72,755	576,266
IMCD N.V.	691	56,391
Kendrion N.V.	5,218	105,977
Koninklijke Volkerwessels N.V.	17,138	311,311
LyondellBasell Industries N.V.	17,429	1,294,103
Rhi Magnesita N.V.	4,818	293,344
SBM Offshore N.V.	26,869	475,317
SIF Holding N.V. (a)	4,388	53,041
Signify N.V. (a)(c) (Cost: $1,343,271; Original Acquisition Date: 05/22/2018)	50,453	1,350,479
TKH Group N.V.	1,919	89,783
TomTom N.V.	11,880	103,188
Wessanen	27,415	347,921

		8,198,500

Norway - 1.7%
Aker ASA	329	18,890
Aker BP ASA	4,799	129,630
Aker Solutions ASA (b)	46,290	183,960
Atea ASA	52,051	717,272
Austevoll Seafood ASA	39,395	413,455
B2Holding ASA	123,405	149,749
DNO ASA	59,973	104,127
Elkem ASA (c) (Cost: $406,655; Original Acquisition Date: 01/22/2019)	135,614	414,356
Europris ASA (c) (Cost: $261,130; Original Acquisition Date: 05/22/2018)	96,052	269,113
Grieg Seafood ASA	14,655	207,977
Kongsberg Automotive ASA (b)	105,616	74,701
Kvaerner ASA	7,915	11,377
Leroy Seafood Group ASA (a)	12,050	82,612
Nordic Semiconductor ASA (b)	3,001	12,262
Norway Royal Salmon ASA	10,320	233,717
PGS ASA (b)	141,118	236,145
Salmar ASA	15,177	693,671
Stolt-Nielsen Ltd.	1,596	18,054
Storebrand ASA	13,454	97,403

	SHARES	FAIR VALUE
Norway - 1.7% (continued)
TGS-Nopec Geophysical Co. ASA	14,581	$365,371
Tomra Systems ASA	5,528	166,250
Veidekke ASA	9,886	94,435
Wallenius Wilhelmsen ASA	12,418	34,792
XXL ASA (a)(c) (Cost: $406,887; Original Acquisition Date: 10/17/2018)	117,008	278,626

		5,007,945

Portugal - 0.7%
Altri, SGPS, S.A.	38,099	258,355
Banco Comercial Portugues, S.A. - Class R	189,768	53,424
Corticeira Amorim SGPS, S.A.	2,954	33,991
CTT-Correios de Portugal, S.A.	1,583	4,103
Mota-Engil SGPS, S.A. (b)	207,451	490,857
Nos SGPS, S.A.	145,861	921,479
REN Redes Energeticas Nacionais SGPS, S.A.	90,416	245,956
Semapa-Sociedade de Investimento e Gestao	5,401	75,060
Sonae SGPS, S.A.	84,888	84,402
The Navigator Company, S.A.	5,994	21,428

		2,189,055

Singapore - 0.4%
Best World International Ltd. (f)	393,700	389,774
Bumitama Agri Ltd.	46,700	22,777
China Aviation Oil Singapore Corp Ltd.	28,600	26,025
Indofood Agri Resources Ltd.	73,800	14,774
Japfa Ltd.	252,800	100,296
NetLink NBN Trust	100	60
Sheng Siong Group Ltd.	310,100	246,057
SIA Engineering Co Ltd.	132,600	233,597
Silverlake Axis Ltd.	149,900	57,834

		1,091,194

Spain - 4.6%
Acciona SA	20,105	2,152,832
Acerinox S.A.	57,919	547,659
Applus Services, S.A.	19,510	248,471
Atresmedia Corp de Medios de Comunicacion S.A. (a)	109,816	536,119
Cia de Distribucion Integral Logista Holdings S.A.	68,287	1,509,725
CIE Automotive, S.A.	9,335	225,885
Construcciones y Auxiliar de Ferrocarriles, S.A.	22,515	952,032
Corp Financiera Alba, S.A.	238	13,108
Ebro Foods, S.A.	34,768	730,993
Ence Energia y Celulosa, S.A.	10,612	44,457
Ercros SA	69,952	173,331
EUSKALTEL S.A (c) (Cost: $51,177; Original Acquisition Date: 12/17/2018)	6,446	54,513
Faes Farma, S.A.	120,169	525,579
Fomento de Construcciones y Contratas, S.p.A.	72,284	935,114
Global Dominion Access, S.A. (b)(c) (Cost: $260,217; Original Acquisition Date: 05/09/2017)	49,322	245,748

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Spain - 4.6% (continued)
Grupo Catalana Occidente, S.A.	24,983	$870,789
Grupo Empresarial San Jose SA (b)	5,472	44,259
Indra Sistemas, S.A. (b)	12,658	133,349
Liberbank, S.A.	6,464	2,951
Mediaset Espana Comunicacion, S.A.	149,946	1,078,784
Melia Hotels International, S.A.	25,436	232,016
Miquel y Costas & Miquel, S.A.	6,867	118,141
NH Hotel Group, S.A.	22,659	110,772
Promotora de Informaciones, S.A. - Class A (b)	103,895	171,779
Prosegur Cia de Seguridad SA	16,418	70,028
Sacyr, S.A.	81,697	186,370
Talgo SA (b)(c) (Cost: $463,337; Original Acquisition Date: 09/20/2018)	80,133	504,004
Tecnicas Reunidas, S.A.	26,228	658,681
Telepizza Group S.A. (c) (Cost: $192,205; Original Acquisition Date: 01/19/2018)	32,321	217,007
Tubacex, S.A.	35,894	108,468
Unicaja Banco S.A. (c) (Cost: $370,594; Original Acquisition Date: 10/15/2018)	296,858	289,519
Viscofan, S.A.	4,503	233,921
Zardoya Otis, S.A.	1,073	8,181

		13,934,585

Sweden - 3.8%
AAK AB	20,441	353,167
AcadeMedia AB (b)(c) (Cost: $135,899; Original Acquisition Date: 05/10/2017)	24,865	131,056
Ahlsell AB (b)(c)(f) (Cost: $14,781; Original Acquisition Date: 02/25/2019)	2,502	14,506
Arjo AB	72,504	298,533
Attendo AB (c) (Cost: $363,315; Original Acquisition Date: 03/25/2019)	66,896	353,999
Axfood AB	83,871	1,614,400
Bergman & Beving AB	10,106	108,449
Betsson AB - Class B (b)	91,179	576,693
Betsson AB - Redemption Shares Class B (b)	91,179	37,341
Bilia AB	68,274	576,843
BillerudKorsnas AB	500	6,003
BioGaia AB	1,103	49,299
Biotage AB	3,381	39,989
Bossard Holding AG	569	84,221
Bravida Holding AB (c) (Cost: $242,505; Original Acquisition Date: 05/30/2017)	32,952	269,899
Bufab AB	267	2,747
Camurus AB (b)	895	6,755
Clas Ohlson AB	46,282	409,573
Cloetta AB	7,520	23,686
Dustin Group AB (c) (Cost: $149,873; Original Acquisition Date: 05/10/2017)	18,041	154,709
Elekta AB	1,850	24,065
Fortnox AB	1,589	20,737
Getinge AB	25,197	341,975
Granges AB	25,391	238,616
Gunnebo AB	4,211	12,407
Haldex AB	1,984	13,343
Holmen AB	11,413	221,730

	SHARES	FAIR VALUE
Sweden - 3.8% (continued)
Humana AB	4,817	$26,658
Indutrade AB	4,955	144,685
Intrum AB (a)	6,830	157,459
Inwido AB	12,331	74,027
KappAhl AB	8,251	14,638
LeoVegas AB (a)(c) (Cost: $306,929; Original Acquisition Date: 06/21/2017)	83,594	267,620
Lifco AB - B Shares	2,463	119,847
Lindab International AB	27,987	289,417
Modern Times Group MTG AB (b)	19,495	226,261
Momentum Group AB	1,782	21,302
Mycronic AB	16,929	204,867
New Wave Group AB	28,233	184,522
Nobia AB	47,918	259,128
Nobina AB (c) (Cost: $269,714; Original Acquisition Date: 05/10/2017)	42,718	238,888
Nolato AB	1,645	78,414
Nordic Entertainment Group AB	3,889	91,830
Paradox Interactive AB	4,768	71,522
Radisson Hospitality AB (a)(b)(f)	20,468	91,699
Ratos AB	146,334	397,674
RaySearch Laboratories AB (b)	1,250	15,812
Sagax AB	13,884	51,225
SAS AB (b)	78,605	110,122
Scandi Standard AB	19,614	126,537
Scandic Hotels Group AB (c) (Cost: $15,686; Original Acquisition Date: 05/10/2017)	1,318	10,629
SSAB AB	301,622	832,716
Svenska Cellulosa AB SCA	112,297	859,653
Sweco AB	10,427	268,633
Tele2 AB	1,268	17,524
Thule Group AB (c) (Cost: $9,331; Original Acquisition Date: 08/24/2017)	485	11,064
Trelleborg AB	9,500	126,581
Vitrolife AB	542	11,564
Volati AB	4,204	19,942

		11,407,201

Switzerland - 4.4%
ALSO Holding AG	4,930	640,100
APG SGA, S.A.	49	12,798
Aryzta AG (b)	2,258	2,884
Ascom Holding AG	1,731	22,233
Autoneum Holding AG	158	19,741
Banque Cantonale Vaudoise	122	91,264
Bell Food Group AG	227	66,881
BKW AG	2,562	169,393
Bobst Group, S.A.	1,065	67,011
Bucher Industries AG	1,451	453,016
Burckhardt Compression Holding AG	104	27,370
Burkhalter Holding AG	279	21,818
Comet Holding AG	128	12,151
Conzzeta AG	505	418,122
DKSH Holding AG	6,885	420,836
dormakaba Holding AG	887	613,924
EDAG Engineering Group AG	4,093	59,260
EFG International AG	1,717	11,352

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
Switzerland - 4.4% (continued)
Emmi AG	820	$756,734
Feintool International Holding AG	130	8,439
Forbo Holding AG	212	343,011
Galenica AG (c) (Cost: $350,524; Original Acquisition Date: 10/16/2018)	6,929	333,838
GAM Holding AG (b)	149,390	617,106
Georg Fischer AG	1,251	1,060,773
Helvetia Holding AG	4,025	495,261
Huber + Suhner AG	6,213	478,424
Implenia AG	16,576	484,739
Inficon Holding AG	318	180,081
Interroll Holding AG	149	316,230
Kardex AG	1,193	184,208
Kudelski, S.A. (a)	2,600	17,684
Landis & Gyr Group AG	2,368	171,347
Logitech International, S.A.	11,366	415,249
Meier Tobler Group AG (b)	742	11,783
Mobilezone Holding AG	21,695	210,829
OC Oerlikon Corp. AG	1,652	18,067
Oriflame Holding AG	33,349	782,892
Orior AG	4,322	329,357
Panalpina Welttransport Holding AG (b)	5,436	1,156,422
Rieter Holding AG	916	126,891
Schmolz + Bickenbach AG (b)	40,510	18,571
Schweiter Technologies AG	222	202,655
SFS Group AG	2,232	177,668
Siegfried Holding AG	129	46,189
St Galler Kantonalbank AG	100	44,594
Sunrise Communications Group AG (c) (Cost: $121,575; Original Acquisition Date: 05/30/2017)	1,478	102,667
Swissquote Group Holding, S.A.	386	13,879
Tecan Group AG	531	127,387
u-blox Holding AG	916	67,699
Valiant Holding AG	157	16,778
Valora Holding AG	2,845	718,886
VP Bank AG	464	72,850
Zehnder Group AG	2,280	76,399
Zur Rose Group AG (b)	109	10,603

		13,326,344

United Kingdom - 0.3%
Dialog Semiconductor PLC (b)	28,331	902,029
Torm PLC (b)	1,000	8,452

		910,481

United States - 19.2%
AES Corp. (e)	127,000	2,006,600
Altria Group, Inc.	75,467	3,702,411
Anadarko Petroleum Corp.	40,429	2,844,989
Assurant, Inc.	43,000	4,298,280
B Communications Ltd. (b)	225	282
Celgene Corp. (b)	14,672	1,376,087
Cellcom Israel Ltd. (b)	19,662	74,307
Clorox Co. (a)	3,342	497,323
ConocoPhillips (e)	95,000	5,601,200
Corning, Inc.	28,749	829,121
Dave & Buster’s Entertainment, Inc. (a)	24,000	1,193,760

	SHARES	FAIR VALUE
United States - 19.2% (continued)
DowDuPont, Inc. (e)	144,000	$4,394,880
Halliburton Co.	186,423	3,968,946
HCA Healthcare, Inc.	15,992	1,934,392
Home Depot, Inc. (e)	25,000	4,746,250
Kenon Holdings Ltd.	7,582	144,525
KLA-Tencor Corp.	1,904	196,245
New Relic, Inc. (b)	14,000	1,404,480
Northrop Grumman Corp.	1,797	544,940
PACCAR, Inc.	5,054	332,654
PNC Financial Services Group Inc/The	8,151	1,037,296
PPL Corp.	124,032	3,691,192
Raytheon Co. (e)	7,417	1,294,266
Southwestern Energy Co. (a)(b)	316,000	1,134,440
Spirit AeroSystems Holdings, Inc. (e)	5,054	409,576
SunTrust Banks, Inc.	103,000	6,181,030
Total System Services, Inc.	24,577	3,035,997
WABCO Holdings, Inc. (b)	2,445	320,075
Wells Fargo & Co.	24,371	1,081,341
Yum China Holdings, Inc.	10,026	401,140

		58,678,025

TOTAL COMMON STOCKS (Cost $293,704,401)		283,276,926

PREFERRED STOCKS - 0.2%
Germany - 0.2%
Draegerwerk AG & Co., KGaA - Preferred	5,509	297,628
Jungheinrich AG	3,308	93,349
Sartorius AG	606	115,089

TOTAL PREFERRED STOCKS (Cost $474,362)		506,066

REAL ESTATE INVESTMENT TRUST - 1.2%
Australia - 0.0% (d)
Growthpoint Properties Australia Ltd.	10,417	30,350

Singapore - 0.1%
Yanlord Land Group Ltd.	322,400	279,287

United States - 1.1%
Equinix, Inc.	1,437	698,080
Federal Realty Investment Trust	7,008	916,156
Highwoods Properties, Inc.	26,000	1,140,360
New Residential Investment Corp.	18,340	279,685
Realty Income Corp. (a)	6,439	451,245

		3,485,526

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,885,279)		3,795,163

RIGHTS - 0.0% (d)
Australia - 0.0%
St. Barbara, Ltd. (f)	31,840	—

Spain - 0.0% (d)
Fomento de Construcciones y Contratas S.A. (f)	73,472	33,653

TOTAL RIGHTS (Cost $40,067)		33,653

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 2.7%
Money Market Funds - 0.5%
Fidelity Investments Money Market Funds - Government Portfolio, 2.27% (g)	345,733	$345,733
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.29% (g)	345,733	345,733
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 2.27% (g)	345,733	345,733
Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.29% (g)	345,733	345,733
STIT-Government & Agency Portfolio, 2.31% (g)	345,733	345,733

		1,728,665

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 2.2%
2.314%, 06/18/2019 (h)	$3,600,000	3,596,031
2.270%, 06/25/2019 (h)	3,000,000	2,995,399

		6,591,430

TOTAL SHORT-TERM INVESTMENTS (Cost $8,320,095)		8,320,095

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 5.0%
BlackRock Liquidity Funds FedFund Portfolio, 2.30% (g)	1,505,388	1,505,388

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 5.0% (continued)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 2.49% (g)	13,548,494	$13,548,494

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $15,053,882)		15,053,882

TOTAL INVESTMENTS (Cost $321,478,086) - 102.5%		310,985,785

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5)%		(7,709,376)

TOTAL NET ASSETS - 100.0%		$303,276,409

Percentages are stated as a percent of net assets.

(a)	This security or a portion of this security was out on loan as of May 31, 2019. Total loaned securities had a market value of $11,486,646 as of May 31, 2019.
(b)	Non-income producing security.
(c)

Although security is restricted as to resale, the Portfolio’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at May 31, 2019 was $8,611,645, which represents 2.8% of net assets.

(d)	Rounds to zero.
(e)	This security or a portion of this security was held as collateral for derivative contracts as of May 31, 2019.
(f)	Value determined using significant unobservable inputs.
(g)	Rate shown is the 7-day effective yield.
(h)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
Australian Dollar, June 2019 Settlement	90	$6,248,700	$(133,334)
British Pound, June 2019 Settlement	460	36,348,625	(1,761,522)
Euro FX, June 2019 Settlement	98	13,704,075	(255,411)
Mini MSCI EAFE Index, June 2019 Settlement	122	11,089,190	(152,604)

TOTAL FUTURES CONTRACTS PURCHASED		$67,390,590	$(2,302,871)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

B	888 Holdings PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	$173,412	129,554	$(52,308)
C	888 Holdings PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	86,268	63,526	(28,252)
C	A.G. Barr PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	103,731	15,294	17,033
B	AA PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	49,532	64,642	(33,691)
C	AA PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	176,509	253,688	(103,866)
C	Acacia Mining PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	6,375	5,436	619
A	Accent Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	560,900	271,952	19,391
B	Advanced Medical Solutions	Receive	1-Month LIBOR GBP	3/18/2026	Term	5,955	2,327	589
C	Advanced Medical Solutions	Receive	1-Month LIBOR GBP	9/20/2021	Term	8,780	3,577	1,505
A	AES Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,247,900	127,000	237,777
C	Aggreko PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	103,029	17,399	8,859
C	Akka Technologies	Receive	1-Month LIBOR EUR	9/20/2021	Term	191,681	3,866	11,230
B	Akwel S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	82,710	6,094	81
C	Akwel S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	49,518	3,321	(5,490)
C	Alfa Financial Software Holding	Receive	1-Month LIBOR GBP	9/20/2021	Term	39,119	37,624	(2,664)
C	Alliance Pharma PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	13,136	24,963	3,721
B	Alten S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	44,755	529	(2,187)
C	Alten S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	193,010	2,224	(15,171)
A	Altium Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	5,848	200	1,456
A	Altria Group, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,702,411	75,467	—
A	AMA Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	12,098	7,054	391
A	Anadarko Petroleum Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,844,989	40,429	—
A	Ansell Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	141,606	3,915	195
C	AO World PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	8,064	9,535	496
A	ARB Corp. Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	173,221	6,915	6,203
B	Ascential PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	26,053	9,277	3,698
C	Ashmore Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	199,243	66,782	88,325

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

B	ASOS PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	$62,643	2,463	$6,732
C	ASOS PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	89,645	4,210	39,237
A	Assurant, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	4,044,580	43,000	(267,219)
B	Assystem S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	60,170	2,168	2,503
C	Assystem S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	29,723	1,117	2,895
A	Assystem S.A.	Receive	1-Month LIBOR EUR	6/28/2024	Term	5,927	189	(287)
C	Aston Martin Lagonda Global	Receive	1-Month LIBOR GBP	9/20/2021	Term	64,274	9,762	4,936
A	Atlas Arteria	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	116,489	12,346	5,032
A	Australian Pharma Indus Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	334,665	157,305	(13,969)
A	Automotive Holdings Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	462,652	193,477	168,866
B	Aveva Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	83,995	3,414	24,924
C	Aveva Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	56,213	2,397	21,904
C	Bakkavor Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	16,522	15,026	(2,818)
C	Balfour Beatty PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	1,383	700	(94)
C	BBA Aviation PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	38,350	20,428	7,721
C	BCA Marketplace PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	211,018	131,172	(38,100)
A	Beach Energy Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	208,200	72,076	(9,614)
A	Bellamy’S Australia Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	162,762	14,686	7,766
B	Bellway PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	152,464	6,227	(24,569)
C	Bellway PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	327,601	14,806	5,157
B	Beneteau	Receive	1-Month LIBOR EUR	3/18/2026	Term	206,161	21,441	(15,947)
C	Beneteau	Receive	1-Month LIBOR EUR	9/20/2021	Term	126,364	12,917	(10,693)
C	Biffa PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	83,464	57,003	30,842
A	Blackmores Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	140,617	997	(2,390)
B	Bodycote PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	30,420	4,448	(3,125)
C	Bodycote PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	34,644	6,118	7,113
B	Boiron S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	60,095	1,281	(18,168)
C	Boiron S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	92,077	2,003	(26,024)
A	Boiron S.A.	Receive	1-Month LIBOR EUR	6/28/2024	Term	1,756	22	(1,153)
B	Bonduelle SCA	Receive	1-Month LIBOR EUR	3/18/2026	Term	82,582	3,271	(1,517)
C	Bonduelle SCA	Receive	1-Month LIBOR EUR	9/20/2021	Term	78,020	3,062	(1,722)
B	Boohoo Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	2,381	1,659	913
C	Boohoo Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	124,453	83,851	39,594
C	Bovis Homes Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	210,258	27,207	14,569
A	Breville Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	207,213	13,392	57,966
B	Brewin Dolphin Holdings PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	67,079	25,679	(7,631)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	Brewin Dolphin Holdings PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	$59,133	23,895	$(555)
A	Brickworks Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	20,313	853	(142)
B	Britvic PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	26,888	3,591	(2,306)
C	Britvic PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	18,261	2,955	4,904
B	BTG PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	79,789	12,137	34
C	BTG PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	52,854	12,016	41,578
B	C&C Group PLC	Receive	1-Month LIBOR EUR	3/18/2026	Term	2,544	902	598
C	C&C Group PLC	Receive	1-Month LIBOR EUR	9/20/2021	Term	47,319	17,872	15,696
B	Card Factory PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	47,037	31,360	2,252
C	Card Factory PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	73,926	51,735	12,212
A	Cedar Woods Properties Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	40,316	5,162	1,974
A	Celgene Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,384,010	14,672	13,059
B	Centamin PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	216,483	300,120	(748)
C	Centamin PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	357,029	483,565	(18,420)
C	Central Asia Metals PLc	Receive	1-Month LIBOR GBP	9/20/2021	Term	1,934	1,091	(79)
C	CGG S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	30,877	25,596	(452)
B	Cherming Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	22,807	18,794	2,466
C	Cherming Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	8,970	6,635	(642)
C	Cineworld Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	35,470	15,047	(417)
A	Clorox Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	513,966	3,342	15,342
B	CMC Markets PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	14,015	21,345	1,126
C	CMC Markets PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	24,097	31,383	(3,884)
B	CME Group Inc.	Receive	1-Month LIBOR USD	3/18/2026	Term	415,094	2,437	50,543
C	Coats Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	5,276	8,379	(120)
B	Coface S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	43,782	6,075	9,177
C	Coface S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	246,508	35,468	65,028
A	Collins Foods Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	220,435	24,652	29,325
B	Compagnie Des Alpes	Receive	1-Month LIBOR EUR	3/18/2026	Term	74,128	3,501	9,337
C	Compagnie Des Alpes	Receive	1-Month LIBOR EUR	9/20/2021	Term	52,901	2,553	9,841
A	Compagnie Des Alpes	Receive	1-Month LIBOR EUR	6/28/2024	Term	8,218	365	742
B	Compagnie Plastic Omnium S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	132,084	5,990	(22,847)
C	Compagnie Plastic Omnium S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	273,402	13,921	(11,206)
C	Computacenter PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	359,093	39,395	56,504
A	ConocoPhillips	Pay	1-Month LIBOR USD	4/2/2029	Term	6,249,100	95,000	637,900
A	Corning, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	829,121	28,749	—

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Coronado Global Resource — CDI	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	$13,663	3,231	$573
B	Costain Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	51,223	18,988	(4,065)
C	Costain Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	31,263	11,231	(4,083)
C	Countryside Properties PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	48,975	20,916	3,881
C	Cranswick PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	215,481	10,046	(4,690)
C	Crest Nicholson Holdings	Receive	1-Month LIBOR GBP	9/20/2021	Term	65,524	21,653	(404)
A	CSR Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	263,105	55,076	31,894
C	CVS Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	86,505	23,041	50,344
B	Dart Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	38,597	5,791	3,784
C	Dart Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	362,314	56,628	61,096
A	Dave & Buster’s Entertainment, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,200,000	24,000	9,884
C	De La Rue PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	12,947	3,418	(7,261)
B	Dechra Pharmaceuticals PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	13,840	710	2,309
B	Derichebourg	Receive	1-Month LIBOR EUR	3/18/2026	Term	101,949	29,701	(25,484)
C	Derichebourg	Receive	1-Month LIBOR EUR	9/20/2021	Term	338,989	99,649	(75,868)
A	Derichebourg	Receive	1-Month LIBOR EUR	6/28/2024	Term	4,615	817	(2,755)
B	Devoteam S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	60,297	659	(3,721)
B	DFS Furniture PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	45,464	23,267	(729)
C	DFS Furniture PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	66,235	37,859	12,839
B	Dialight PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	8,375	2,143	668
A	Dicker Data Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	17,036	2,464	689
B	Diploma PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	208,565	18,283	11,221
C	Diploma PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	119,327	11,391	24,357
C	Dixons Carphone PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	102,428	98,304	(20,538)
A	DowDuPont, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	5,644,800	144,000	1,246,901
A	Downer Edi Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,281,891	120,150	(19,631)
B	Drax Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	142,954	47,679	(46,258)
C	Drax Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	422,651	142,092	(134,670)
A	Duluxgroup Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	161,016	15,426	26,825
B	Dunlem Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	104,304	14,898	484
C	Dunlem Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	368,735	65,241	153,488
B	EI Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	97,134	57,376	(2,312)
C	EI Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	67,696	48,150	19,875
B	Electrocomponents PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	130,849	29,018	13,294
C	Electrocomponents PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	17,144	4,314	5,615
C	Elior Group	Receive	1-Month LIBOR EUR	9/20/2021	Term	63,887	5,912	(10,334)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

B	Emis Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	$44,400	5,810	$17,449
C	Emis Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	95,055	12,758	41,753
A	Emis Group PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	45	6	22
C	Enquest PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	235,156	1,457,135	(10,083)
B	Entertainment One Ltd.	Receive	1-Month LIBOR GBP	3/18/2026	Term	48,457	13,877	(984)
C	Entertainment One Ltd.	Receive	1-Month LIBOR GBP	9/20/2021	Term	64,024	18,934	1,915
C	Equiniti Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	9,780	5,813	766
A	Equinix, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	698,080	1,437	—
B	Eramet	Receive	1-Month LIBOR EUR	3/18/2026	Term	145,191	3,183	543
C	Eramet	Receive	1-Month LIBOR EUR	9/20/2021	Term	109,347	2,321	(3,905)
A	Estia Health Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	102,404	29,944	8,499
C	Euromoney Institutional Investor PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	17,181	1,718	899
B	Euronext N.V.	Receive	1-Month LIBOR EUR	3/18/2026	Term	95,062	1,886	18,286
A	Evolution Mining Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	51,773	11,809	6,888
A	Federal Realty Investment Trust	Pay	1-Month LIBOR USD	4/2/2029	Term	916,156	7,008	—
B	Ferrexpo PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	352,238	164,787	(73,793)
C	Ferrexpo PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	39,014	25,684	13,893
B	Fevertree Drinks PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	21,225	962	(1,610)
C	Fevertree Drinks PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	3,408	173	347
C	Figeac-Aero	Receive	1-Month LIBOR EUR	9/20/2021	Term	16,221	1,419	(1,611)
C	Firstgroup PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	514,625	716,816	219,658
A	Flexigroup Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	468,485	231,371	70,350
B	FNAC Darty S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	298,504	4,706	(14,131)
C	FNAC Darty S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	441,868	7,789	41,899
B	Forterra PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	69,648	29,445	(3,470)
C	Forterra PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	153,924	78,834	42,190
A	Forterra PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	9,422	4,529	2,214
A	G.U.D. Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	13,711	800	(817)
A	G8 Education Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	322,374	109,537	75,602
C	Galliford Try PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	11,046	2,459	2,400
C	Games Workshop Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	356,100	13,838	220,751
B	Gaztransport et Techniga S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	295,948	3,940	(4,064)
C	Gaztransport et Techniga S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	26,426	361	500
A	Gaztransport et Techniga S.A.	Receive	1-Month LIBOR EUR	6/28/2024	Term	22,734	691	38,992
B	GL Events S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	50,141	2,878	7,169
C	GL Events S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	66,474	3,984	13,609
A	GL Events S.A.	Receive	1-Month LIBOR EUR	6/28/2024	Term	7,115	370	439

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

B	GO-AHEAD Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	$87,299	5,463	$(8,728)
C	GO-AHEAD Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	224,940	16,761	49,322
C	Gocompare.Com Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	68,890	116,889	14,485
C	Grafton Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	217,399	34,825	29,087
A	Graincorp Ltd. — Class A	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	527,880	47,611	1,189
C	Greencore Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	155,997	98,097	9,174
B	Greene King PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	44,029	8,292	(3,653)
C	Greene King PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	260,932	55,961	34,732
B	Greggs PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	442,568	30,289	132,851
C	Greggs PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	82,206	8,301	98,322
A	Greggs PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	18,586	2,194	31,867
B	Groupe Crit S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	29,189	614	5,880
C	Groupe Crit S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	39,646	764	3,174
A	Groupe Crit S.A.	Receive	1-Month LIBOR EUR	6/28/2024	Term	6,239	94	(896)
C	Groupe Guillin	Receive	1-Month LIBOR EUR	9/20/2021	Term	50,699	2,873	(2,495)
B	Guerbet S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	42,081	941	24
C	Guerbet S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	61,412	1,247	(7,001)
C	Gulf Keystone Petroleum Ltd.	Receive	1-Month LIBOR GBP	9/20/2021	Term	65,086	36,584	1,617
A	GWA Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	183,579	39,597	7,844
B	Halfords Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	234,170	120,133	(33,225)
C	Halfords Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	371,665	187,479	(60,318)
A	Halfords Group PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	5,134	1,793	(2,457)
A	Halliburton Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,968,946	186,423	—
A	Hansen Technologies Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	102,955	22,381	11,202
C	Haulotte Group	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,729	225	(383)
B	Hays PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	338,125	274,511	(26,817)
C	Hays PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	239,599	201,498	(4,077)
A	HCA Healthcare, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,934,392	15,992	—
A	Healius Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	39,968	9,900	2,672
A	Highwoods Properties, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,159,080	26,000	9,890
B	Hikma Pharmaceuticals PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	170,976	13,580	807
C	Hikma Pharmaceuticals PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	3,043	216	(518)
C	Hill & Smith Holdings PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	58,875	5,912	(2,468)
C	Hochschild Mining PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	101,425	78,079	(8,752)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Home Depot, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	$5,163,750	25,000	$433,180
B	Hotel Chocolat Group Ltd.	Receive	1-Month LIBOR GBP	3/18/2026	Term	1,667	602	(26)
B	Howden Joinery Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	377,474	94,975	7,831
C	Howden Joinery Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	129,484	36,251	26,830
A	Howden Joinery Group PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	1,284	353	248
A	Ht&E Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	35,406	13,715	519
C	Hunting PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	9,134	2,451	1,195
B	ID Logistics Group	Receive	1-Month LIBOR EUR	3/18/2026	Term	20,464	153	1,114
A	IDP Education Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	16,720	1,232	6,549
C	IG Group Holdings PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	425,828	93,770	(29,730)
A	Iluka Resources Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	437,140	39,886	63,395
A	Inchcape PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	223	33	(97)
B	Inchcape PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	311,743	68,533	23,673
C	Inchcape PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	614,454	133,031	30,927
A	Inghams Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,283,114	232,975	123,619
B	Inmarsat PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	4,773	1,400	2,186
C	Inmarsat PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	21,439	6,945	14,403
C	International Personal Finance	Receive	1-Month LIBOR GBP	9/20/2021	Term	91,423	56,945	(26,834)
A	Interparfums S.A.	Receive	1-Month LIBOR EUR	6/28/2024	Term	2,778	112	1,821
B	Interparfums S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	115,106	2,795	(13,180)
C	Interparfums S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	216,822	5,782	(1,066)
B	Iomart Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	12,700	4,522	87
A	Ioof Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	255,775	35,726	14,756
A	IPH Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	57,407	6,158	1,479
B	Ipsos S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	290,811	13,729	14,990
C	Ipsos S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	120,221	6,107	18,112
B	J.D. Wetherspoon PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	45,658	4,389	910
C	J.D. Wetherspoon PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	24,018	2,274	(84)
B	Jacquet Metal Service S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	6,905	472	(173)
C	Jacquet Metal Service S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	90,344	6,380	1,420
A	JB Hi-Fi Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,432,739	43,277	177,963
B	JD Sports Fashion PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	416,601	107,166	168,072

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	JD Sports Fashion PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	$68,332	15,980	$15,192
C	John Laing Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	34,136	14,096	15,756
B	John Menzies PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	17,218	4,353	(1,011)
C	John Menzies PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	34,804	8,345	(4,835)
B	Jpj Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	24,970	4,690	1,432
C	Jpj Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	68,346	12,361	(384)
B	Jupiter Fund Management PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	35,085	12,500	1,932
C	Jupiter Fund Management PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	220,861	84,266	59,065
A	Kainos Group PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	1,065	524	2,435
B	Kainos Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	14,575	3,543	4,236
B	Kaufman & Broad S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	135,521	4,524	3,270
C	Kaufman & Broad S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	309,675	9,588	(21,757)
C	Kaz Minerals PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	9,793	2,040	(2,437)
B	Keller Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	33,215	6,654	7,249
C	Keller Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	124,026	28,152	57,014
A	Kogan.com Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	515,305	92,095	111,887
C	Korian	Receive	1-Month LIBOR EUR	9/20/2021	Term	56,319	1,790	939
C	Lagardere SCA	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,412,011	65,711	(81,074)
C	Latecoere	Receive	1-Month LIBOR EUR	9/20/2021	Term	5,845	2,135	(521)
C	Lisi	Receive	1-Month LIBOR EUR	9/20/2021	Term	26,069	1,054	(1,089)
B	LNA Sante S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	8,389	200	(642)
C	LNA Sante S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	72,115	1,725	(5,221)
A	Lovisa Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	140,331	9,796	9,815
A	LXI Reit PLC (c)	Receive	1-Month LIBOR GBP	9/20/2021	Term	840	10,631	(1,316)
A	LyondellBasell Industries N.V.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,294,103	17,429	—
B	M6 Metropole Television	Receive	1-Month LIBOR EUR	3/18/2026	Term	173,602	11,440	(372)
C	M6 Metropole Television	Receive	1-Month LIBOR EUR	9/20/2021	Term	385,630	27,387	35,920
A	Magellan Financial Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	419,186	7,802	32,769
B	Maisons Du Monde S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	59,386	3,453	(4,514)
C	Maisons Du Monde S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	70,783	4,889	10,233
C	Man Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	182,940	166,503	22,699
B	Manitou BF S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	22,505	945	(1,387)
C	Manitou BF S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	32,144	1,638	6,174

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Marshalls PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	$21,998	7,131	$24,742
B	Marshalls PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	190,670	40,372	23,919
C	Marston’s PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	1,880	2,512	470
C	Maurel & Prom	Receive	1-Month LIBOR EUR	9/20/2021	Term	18,914	6,143	(3,705)
C	Mccarthy & Stone PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	17,640	17,253	371
A	McMillan Shakespeare Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	322,951	15,354	(16,211)
C	Mersen	Receive	1-Month LIBOR EUR	9/20/2021	Term	59,380	2,168	(2,299)
A	Metcash Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,151,490	291,867	48,885
C	Mitchells & Butlers PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	13,569	6,621	1,350
B	Moneysupermarket.com Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	141,228	49,562	12,765
C	Moneysupermarket.com Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	174,128	72,891	71,885
C	Morgan Sindall Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	12,418	1,256	1,013
A	Myer Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	239,017	239,886	(3,741)
A	Nanosonics Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	1,874	459	522
C	National Express Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	93,099	28,950	(601)
A	Navitas Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	242,958	39,232	39,612
B	Neopost S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	149,524	7,390	(24,785)
C	Neopost S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	308,600	14,945	(57,776)
A	New Hope Corp Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	642,156	121,557	(83,194)
A	New Relic, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,359,540	14,000	(38,748)
A	New Residential Investment Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	304,627	18,340	26,073
B	Nexans S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	9,222	365	(958)
C	Nexans S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	438,340	17,445	(42,648)
C	Nexity	Receive	1-Month LIBOR EUR	9/20/2021	Term	164,045	4,246	(7,396)
A	NIB Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	549,425	69,926	69,031
A	Nine Entertainment Co., Holdings	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	92,244	39,826	14,342
A	Northern Star Resources Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	37,799	3,593	5,997
A	Northrop Grumman Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	544,940	1,797	—

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	NRW Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	$264,345	67,798	$1,770
C	Numis Corporation PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	2,578	1,263	261
C	Oeneo S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	1,753	229	411
A	OFX Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	61,625	24,653	(3,313)
B	Origin Enterprises PLC	Receive	1-Month LIBOR EUR	3/18/2026	Term	59,432	12,339	119
C	Origin Enterprises PLC	Receive	1-Month LIBOR EUR	9/20/2021	Term	10,399	2,084	(17)
A	PACCAR, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	347,614	5,054	14,633
B	Pagegroup PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	153,932	39,955	14,984
C	Pagegroup PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	278,492	77,728	62,496
C	Paragon Banking Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	13,555	4,056	563
A	Pendal Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	180,383	15,620	(5,626)
C	Pendragon PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	15,369	82,110	(204)
C	Permanent TSB Group Holdings	Receive	1-Month LIBOR EUR	9/20/2021	Term	432	343	(26)
B	Petrofac Ltd.	Receive	1-Month LIBOR GBP	3/18/2026	Term	7,267	1,884	(1,322)
C	Petrofac Ltd.	Receive	1-Month LIBOR GBP	9/20/2021	Term	237,688	74,730	28,425
C	Pets at Home Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	245,238	223,480	128,793
B	Phoenix Group Holdings PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	47,890	8,704	(320)
C	Phoenix Group Holdings PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	26,202	4,832	424
A	Platinum Asset Management	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	604,542	82,189	(24,219)
C	Playtech PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	241,795	74,157	1,679
A	Plus500 Ltd.	Receive	1-Month LIBOR GBP	6/28/2024	Term	16,568	4,310	19,387
B	Plus500 Ltd.	Receive	1-Month LIBOR GBP	3/18/2026	Term	76,295	11,848	(27,626)
C	Plus500 Ltd.	Receive	1-Month LIBOR GBP	9/20/2021	Term	288,115	50,513	(55,084)
A	PNC Financial Services Group Inc/The	Pay	1-Month LIBOR USD	4/2/2029	Term	1,037,541	8,151	(3,649)
C	Polypipe Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	8,158	2,540	884
A	PPL Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,691,192	124,032	—
C	Premier Foods PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	5,374	20,178	427
A	Premier Investments Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	219,275	9,403	8,896

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	Premier Oil PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	$183,476	254,179	$(41,283)
A	Pro Medicus Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	84,633	5,772	49,938
C	PZ Cussons PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	107,374	69,880	7,504
C	Qinetiq Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	22,470	9,351	(1,556)
C	Quilter PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	61,070	62,108	8,355
A	Raytheon Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,324,676	7,417	35,325
A	Realty Income Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	462,063	6,439	9,622
A	Redcentric PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	1,041	1,530	(104)
B	Redcentric PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	37,470	64,224	6,534
A	Redde PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	4,759	3,478	(2,050)
B	Redde PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	75,319	83,224	(7,906)
C	Redde PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	113,351	97,040	(45,214)
B	Redrow PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	232,004	43,985	(51,204)
C	Redrow PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	543,848	116,666	(13,282)
C	Renewi PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	82,908	348,308	16,063
B	Renishaw PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	26,711	814	(2,566)
C	RHI Magnesita N.V.	Receive	1-Month LIBOR GBP	9/20/2021	Term	109,959	2,972	3,829
C	Rightmove PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	28,928	8,414	15,425
B	Rotork PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	48,383	20,753	(1,130)
C	Rotork PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	4,898	2,084	(255)
B	RPS Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	15,928	11,388	1,065
C	RPS Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	60,276	45,734	9,924
C	Rubis SCA	Receive	1-Month LIBOR EUR	9/20/2021	Term	125,105	3,049	(3,977)
B	Saga PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	9,544	10,500	(9,512)
C	Saga PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	84,666	139,531	(58,852)
A	Sandfire Resources Nl	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	238,949	23,672	(13,739)
A	Saracen Mineral Holdings Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	74,172	25,032	19,297
C	Savills PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	118,966	16,655	(8,846)
C	Senior PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	66,893	42,394	18,669
C	Serco Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	38,749	39,333	3,971
A	Service Stream Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	51,896	15,240	1,239
A	Seven West Media Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	291,077	372,837	(8,972)
A	SG Fleet Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	240,923	60,873	21,590
B	SIG PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	325,273	274,478	(71,522)
C	SIG PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	231,063	239,508	21,922
A	Sigma Healthcare Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	378,543	459,612	(9,182)
C	SMCP S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	34,605	2,770	(1,785)
C	Soco International PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	9,048	17,092	874
B	Softcat PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	198,306	29,949	28,285
C	Softcat PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	52,236	10,081	33,779
C	Solocal Group	Receive	1-Month LIBOR EUR	9/20/2021	Term	121,692	196,288	13,568
B	Solutions 30 SE	Receive	1-Month LIBOR EUR	3/18/2026	Term	11,230	1,124	(2,845)
B	Sopra Steria Group	Receive	1-Month LIBOR EUR	3/18/2026	Term	121,526	1,294	(4,418)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	Sopra Steria Group	Receive	1-Month LIBOR EUR	9/20/2021	Term	$248,450	3,126	$45,743
A	Southern Cross Media Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	162,764	98,411	8,275
A	Southwestern Energy Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,409,360	316,000	279,200
A	Spark Infrastructure Group	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	134,491	41,240	3,754
C	Spie S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	260,282	18,503	674
C	Spire Healthcare Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	81,592	78,694	(6,470)
A	Spirit AeroSystems Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	428,529	5,054	20,543
B	Sports Direct International PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	169,521	74,302	(1,683)
C	Sports Direct International PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	295,051	134,814	16,025
C	Ssp Group Plc	Receive	1-Month LIBOR GBP	9/20/2021	Term	1,211	219	(82)
A	St. Barbara, Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	207,578	46,457	(17,564)
A	St. Barbara, Ltd. — Rights (c)	Receive	N/A	6/4/2019	Term	6,771	14,987	(3,272)
B	Staffline Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	12,239	1,758	(13,722)
C	Staffline Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	13,876	1,469	(17,326)
C	Stagecoach Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	41,320	37,286	(7,083)
C	Stallergenes Greer PLC (c)	Receive	1-Month LIBOR EUR	9/20/2021	Term	7,442	227	94
A	Stock Spirits Group PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	1,210	950	1,065
B	Stock Spirits Group PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	63,239	34,984	3,847
C	Stock Spirits Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	10,452	6,350	2,718
A	SunTrust Banks, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,181,030	103,000	—
A	Super Retail Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	692,197	61,754	72,327
B	SuperDry PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	45,054	10,402	(11,441)
C	SuperDry PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	436,243	96,834	(127,971)
B	Synergie S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	6,015	237	724
C	Synergie S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	16,517	711	4,087
C	Synthomer PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	17,628	5,899	(895)
C	Tarkett	Receive	1-Month LIBOR EUR	9/20/2021	Term	150,030	8,487	(7,201)
B	Tate & Lyle PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	348,922	63,371	19,461
C	Tate & Lyle PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	578,782	107,674	57,742
C	Technicolor	Receive	1-Month LIBOR EUR	9/20/2021	Term	122,138	127,367	(15,842)
A	Technology One Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	71,356	9,425	12,734
C	Ted Baker PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	38,902	3,146	(6,415)
B	Telecom Plus PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	96,584	8,161	(1,455)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	Telecom Plus PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	$208,767	20,044	$43,302
C	Television Francaise	Receive	1-Month LIBOR EUR	9/20/2021	Term	171,279	22,360	7,134
C	Thomas Cook Group PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	344,108	1,511,005	(221,369)
A	Total System Services, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,035,997	24,577	—
C	TP ICAP PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	281,506	123,354	(15,628)
C	Travis Perkins PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	95,372	9,759	2,879
B	Trigano S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	38,294	508	(9,418)
C	Trigano S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	193,692	2,601	(43,705)
C	Tullow Oil PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	102,585	57,537	(16,934)
C	Ultra Electronics Holdings PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	64,320	5,890	14,178
C	Vesuvius PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	60,689	12,676	(15,751)
B	Vicat S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	196,829	5,173	19,951
C	Vicat S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	162,055	4,161	11,438
A	Victrex PLC	Receive	1-Month LIBOR GBP	6/28/2024	Term	16	1	3
B	Victrex PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	93,862	5,213	(19,458)
C	Victrex PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	22,465	1,229	(5,117)
A	Village Roadshow Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	182,703	47,282	22,854
C	Vilmorin & Cie	Receive	1-Month LIBOR EUR	9/20/2021	Term	36,092	750	(3,155)
B	Virbac S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	55,494	539	32,238
C	Virbac S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	53,767	436	15,014
A	Virtus Health Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	52,591	8,873	(247)
A	Viva Energy Group Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	343,378	102,844	(12,839)
A	WABCO Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	325,821	2,445	6,955
B	Watkins Jones PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	12,571	6,939	(1,239)
C	Watkins Jones PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	64,412	36,998	(2,266)
A	Wells Fargo & Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,164,690	24,371	76,704
B	WH Smith PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	74,428	4,380	(10,626)
C	WH Smith PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	61,259	4,347	11,046
B	William Hill PLC	Receive	1-Month LIBOR GBP	3/18/2026	Term	270,682	215,331	(47,766)
C	William Hill PLC	Receive	1-Month LIBOR GBP	9/20/2021	Term	246,949	185,341	(65,312)
B	Worldline S.A.	Receive	1-Month LIBOR EUR	3/18/2026	Term	160,790	3,567	14,039
C	Worldline S.A.	Receive	1-Month LIBOR EUR	9/20/2021	Term	219,166	5,327	47,182
A	WPP Aunz Ltd.	Receive	1-Month Bank Bill Swap Rate	6/28/2024	Term	25,289	21,610	(3,966)
A	Yum China Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	437,134	10,026	36,412

						$121,986,262		$5,112,433

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate which resets periodically, plus a fixed spread.
(c)	Value determined using significant unobservable inputs.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
COMMON STOCKS - 82.9%
Argentina - 0.1%
BBVA Banco Frances S.A. - ADR	9,600	$86,016
Grupo Financiero Galicia S.A. - ADR	3,100	79,391
Telecom Argentina S.A. - ADR	2,500	37,075
YPF S.A. - ADR	1,800	26,694

		229,176

Bermuda - 0.3%
Haier Electronics Group Co., Ltd.	387,000	986,314
Sihuan Pharmaceutical Holdings Group Ltd.	199,000	44,676

		1,030,990

Brazil - 1.9%
Ambev S.A.	189,400	848,063
Atacadao S.A.	51,700	303,959
Banco BTG Pactual S.A.	26,188	312,405
CCR S.A.	8,500	28,984
Cia de Saneamento Basico do Estado de Sao Paulo	23,000	260,072
Embraer S.A.	52,000	250,594
Equatorial Energia S.A.	1,600	35,189
Hypera S.A.	7,600	58,299
JBS SS.A.A	73,900	409,619
Lojas Renner S.A.	5,830	65,373
M Dias Branco S.A.	10,600	104,543
Magazine Luiza S.A.	7,200	358,188
Natura Cosmeticos S.A.	5,900	89,689
Notre Dame Intermedica Participacoes S.A.	33,562	350,678
Petrobras Distribuidora S.A.	82,800	537,869
Petroleo Brasileiro S.A.	5,500	39,709
Porto Seguro S.A.	43,600	583,896
Raia Drogasil S.A.	7,900	139,299
TIM Participacoes S.A.	74,100	206,214
Ultrapar Participacoes S.A.	139,300	730,234
Vale S.A.	95,600	1,193,797

		6,906,673

Cayman Islands - 3.7%
3SBio, Inc. (a) (Cost: $16,147; Original Acquisition Date: 10/31/2017)	9,000	14,672
51job, Inc. - ADR (b)	400	28,140
58.com, Inc. - ADR (b)(c)	9,675	551,765
Autohome, Inc. - ADR (b)	3,300	283,470
Baidu, Inc. - ADR (b)	1,200	132,000
China Hongqiao Group Ltd.	515,500	372,838
China Medical System Holdings Ltd.	624,000	549,215
China Mengniu Dairy Co., Ltd.	226,000	825,928
China Resources Cement Holdings Ltd.	892,000	773,718
ENN Energy Holdings Ltd.	23,100	207,735
iQIYI, Inc. - ADR (b)	200	3,646
JD.com, Inc. - ADR (b)(c)	15,808	407,214
Kingboard Laminates Holdings Ltd.	194,000	165,553
Li Ning Co., Ltd.	255,500	423,033
Logan Property Holdings Co., Ltd.	42,000	62,039
Momo, Inc. - ADR	3,367	92,828
NetEase, Inc. - ADR (c)	3,100	770,691

	SHARES	FAIR VALUE
Cayman Islands - 3.7% (continued)
New Oriental Education & Technology Group, Inc. - ADR (b)	6,798	$582,249
Noah Holdings Ltd. - ADR (b)(c)	5,500	210,375
SINA Corp. (b)	21,256	855,767
Sino Biopharmaceutical Ltd.	856,500	864,197
TAL Education Group - ADR (b)(c)	8,177	281,371
Tencent Music Entertainment Group - ADR (b)(c)	41,000	542,840
Uni-President China Holdings Ltd.	550,000	584,409
Vipshop Holdings Ltd. - ADR (b)	182,700	1,377,558
Want Want China Holdings Ltd.	772,000	550,475
YY, Inc. - ADR (b)	23,247	1,591,257
Zhongsheng Group Holdings Ltd.	68,500	172,483

		13,277,466

Chile - 0.2%
Cia Cervecerias Unidas S.A. - ADR (c)	13,179	353,329
Enel Americas S.A. - ADR (c)	19,523	155,989
Latam Airlines Group S.A. - ADR (c)	22,439	197,912

		707,230

China - 7.9%
Agricultural Bank of China Ltd.	1,580,000	677,182
Anhui Conch Cement Co., Ltd.	291,000	1,700,072
BAIC Motor Corp Ltd. (a) (Cost: $94,528; Original Acquisition Date: 12/18/2018)	181,000	111,977
Bank of China Ltd.	2,779,000	1,152,075
Bank of Communications Co., Ltd.	759,000	594,455
Beijing Capital International Airport Co., Ltd.	922,000	779,746
CGN Power Co., Ltd. (a) (Cost: $210,258; Original Acquisition Date: 10/31/2017)	816,000	224,829
China Coal Energy Co., Ltd.	2,111,000	861,682
China Eastern Airlines Corp Ltd.	278,000	152,838
China Merchants Bank Co., Ltd.	71,500	344,296
China Molybdenum Co., Ltd.	2,139,000	671,204
China National Building Material Co., Ltd.	730,000	561,499
China Petroleum & Chemical Corp.	642,000	427,479
China Railway Construction Corp. Ltd.	16,500	19,300
China Railway Group Ltd.	273,000	204,065
China Railway Signal & Communication Corp Ltd. (a) (Cost: $290,536; Original Acquisition Date: 12/18/2018)	407,000	267,888
China Shenhua Energy Co., Ltd.	157,000	322,429
China Southern Airlines Co., Ltd.	140,000	90,005
China Tower Corp Ltd. (a) (Cost: $590,666; Original Acquisition Date: 10/25/2018)	2,900,000	651,058
China Vanke Co., Ltd.	177,100	626,889
CNOOC Ltd.	1,577,000	2,570,818
Datang International Power Generation Co., Ltd.	10,000	2,500
Fuyao Glass Industry Group Co., Ltd. (a) (Cost: $560,232; Original Acquisition Date: 07/26/2017)	168,400	502,651
GF Securities Co., Ltd.	301,000	343,252
Guangzhou Automobile Group Co., Ltd.	1,600	1,543
Haitong Securities Co Ltd.	378,400	388,075
Huadian Power International Corp Ltd.	952,000	394,666

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
China - 7.9% (continued)
Huaneng Power International, Inc.	130,000	$81,918
Huatai Securities Co., Ltd. (a) (Cost: $732,316; Original Acquisition Date: 10/18/2018)	439,600	696,447
Industrial & Commercial Bank of China Ltd.	3,509,000	2,506,572
Jiangsu Expressway Co., Ltd.	16,000	22,287
Metallurgical Corp of China Ltd.	213,000	56,785
PetroChina Co., Ltd.	394,000	220,130
PICC Property & Casualty Co., Ltd.	953,000	1,029,640
Ping An Insurance Group Company of China Ltd.	245,000	2,706,405
Postal Savings Bank of China Co., Ltd. (a) (Cost: $871,855; Original Acquisition Date: 10/25/2018)	1,532,000	916,517
Sinopharm Group Co., Ltd.	17,600	66,116
Tong Ren Tang Technologies Co., Ltd.	550,000	704,377
Tsingtao Brewery Co., Ltd.	220,000	1,337,194
Weichai Power Co., Ltd.	153,000	232,636
WuXi AppTec Co., Ltd. (a) (Cost: $136,793; Original Acquisition Date: 05/06/2019)	12,500	136,886
Yanzhou Coal Mining Co., Ltd.	332,000	312,115
Yuzhou Properties Co., Ltd.	718,000	326,965
Zhaojin Mining Industry Co., Ltd.	37,000	33,982
Zhejiang Expressway Co., Ltd.	346,000	361,467
Zhuzhou CRRC Times Electric Co., Ltd.	169,200	910,797
Zijin Mining Group Co., Ltd.	1,876,000	662,860
ZTE Corp. (b)	182,000	437,847

		28,404,416

Colombia - 0.2%
Ecopetrol S.A. - ADR (c)	33,171	543,673
Grupo Aval Acciones y Valores S.A. - ADR	25,966	179,944

		723,617

Greece - 0.0% (d)
Motor Oil Hellas Corinth Refineries S.A.	2,543	64,773

Hong Kong - 8.6%
Air China Ltd.	232,000	215,145
Aluminum Corp of China Ltd. (b)	1,162,000	417,988
ANTA Sports Products Ltd.	101,000	618,403
BYD Electronic International Co., Ltd.	391,500	515,371
China Agri-Industries Holdings Ltd.	35,000	10,581
China Aoyuan Group Ltd.	36,000	38,895
China CITIC Bank Corp Ltd	451,000	256,003
China Communications Services Corp Ltd.	132,000	98,837
China Everbright Bank Co., Ltd.	612,000	276,353
China Evergrande Group	75,000	199,469
China Longyuan Power Group Corp Ltd.	1,200,000	757,697
China Mobile Ltd.	622,500	5,435,277
China Oriental Group Co., Ltd.	2,056,000	1,193,283
China Overseas Land & Investment Ltd.	2,000	6,939
China Reinsurance Group Corp.	882,000	160,884
China Resources Beer Holdings Co., Ltd.	220,000	962,555
China Resources Gas Group Ltd.	136,000	651,415
China Resources Land Ltd.	34,000	138,350

	SHARES	FAIR VALUE
Hong Kong - 8.6% (continued)
China Resources Pharmaceutical Group Ltd. (a) (Cost: $1,057,702; Original Acquisition Date: 10/18/2018)	762,000	$995,323
China Resources Power Holdings Co., Ltd.	76,000	110,710
China Taiping Insurance Holdings Co., Ltd.	309,000	794,223
China Telecom Corp. Ltd.	1,540,000	773,973
China Traditional Chinese Medicine Holdings Co., Ltd.	260,000	137,304
China Unicom Hong Kong Ltd.	2,374,000	2,504,350
CITIC Securities Co., Ltd.	350,500	638,447
Country Garden Holdings Co., Ltd.	34,000	45,972
Country Garden Services Holdings Co., Ltd.	60,586	124,270
CRRC Corp., Ltd.	83,000	71,147
CSPC Pharmaceutical Group Ltd.	226,000	364,388
Dali Foods Group Co., Ltd. (a) (Cost: $392,575; Original Acquisition Date: 10/18/2018)	559,500	400,380
Fosun International Ltd.	38,000	49,054
Geely Automobile Holdings Ltd.	500,000	820,200
Greentown Service Group Co., Ltd.	68,000	53,519
Guangdong Investment Ltd.	132,000	259,637
Guotai Junan Securities Co., Ltd. (a) (Cost: $971,097; Original Acquisition Date: 10/18/2018)	468,000	798,750
Haitian International Holdings Ltd.	57,000	112,698
Hengan International Group Co., Ltd.	32,000	234,707
Hua Hong Semiconductor Ltd. (a) (Cost: $181,654; Original Acquisition Date: 10/18/2018)	103,000	216,523
Kingdee International Software Group Co., Ltd.	94,000	104,677
Kunlun Energy Co., Ltd.	1,092,000	1,005,701
Lee & Man Paper Manufacturing Ltd.	666,000	433,265
Lenovo Group Ltd.	1,200,000	834,232
Longfor Group Holdings Ltd.	139,500	511,589
Nine Dragons Paper Holdings Ltd.	6,000	4,783
Shandong Weigao Group Medical Polymer Co., Ltd.	100,000	86,995
Shanghai Pharmaceuticals Holding Co., Ltd.	597,200	1,179,233
Shenzhou International Group Holdings Ltd.	50,700	597,893
Shui On Land Ltd.	2,316,000	525,857
Sinotrans Ltd.	280,000	102,863
Sinotruk Hong Kong Ltd.	566,000	1,072,863
Sun Art Retail Group Ltd.	1,264,500	1,103,275
Sunac China Holdings Ltd.	28,000	120,721
Tingyi Cayman Islands Holding Corp.	706,000	1,147,316
TravelSky Technology Ltd.	239,000	495,100
Yuexiu Property Co., Ltd.	912,000	207,073

		30,992,456

Hungary - 0.0% (d)
MOL Hungarian Oil & Gas Plc	9,946	112,001

India - 1.3%
Dr Reddy’s Laboratories Ltd. - ADR	5,313	202,478
ICICI Bank Ltd. - ADR (c)	4,800	57,600

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
India - 1.3% (continued)
Infosys Ltd. - ADR	172,100	$1,801,887
Tata Motors Ltd. - ADR (b)	110,770	1,385,733
Tata Steel Ltd.	648	4,471
Vedanta Ltd. - ADR	24,400	225,456
Wipro Ltd. - ADR (c)	218,976	967,874

		4,645,499

Indonesia - 0.0% (d)
Telekomunikasi Indonesia Persero Tbk PT - ADR (b)(c)	4,900	132,153

Luxembourg - 0.1%
Globant S.A. (b)(c)	1,700	157,828
Reinet Investments SCA	4,440	70,412

		228,240

Mexico - 0.4%
Alsea SAB de CV (b)	20,700	40,515
Cemex SAB de CV (b)	3,900	1,600
Coca-Cola Femsa SAB de CV	145,658	905,738
Fomento Economico Mexicano SAB de CV	8,900	82,875
Grupo Aeroportuario del Sureste SAB de CV	545	8,623
Grupo Carso SAB de CV	17,600	64,971
Grupo Financiero Banorte SAB de CV	1,100	5,994
Grupo Televisa SAB	22,900	42,695
Mexichem SAB de CV	2,800	5,839
Wal-Mart de Mexico SAB de CV	38,400	108,056

		1,266,906

Netherlands - 0.8%
LyondellBasell Industries N.V.	40,716	3,023,163

Peru - 0.1%
Cia de Minas Buenaventura SAA - ADR	22,800	345,876

Poland - 0.9%
Bank Millennium S.A. (b)	8,200	20,475
Cyfrowy Polsat S.A.	31,577	215,034
Dino Polska S.A. (a)(b) (Cost: $285,634; Original Acquisition Date: 07/27/2018)	10,953	355,507
Grupa Lotos S.A.	28,716	657,980
Jastrzebska Spolka Weglowa S.A.	30,596	400,741
KGHM Polska Miedz S.A. (b)	2,225	55,150
LPP S.A.	89	170,328
mBank S.A. (b)	817	85,821
Orange Polska S.A. (b)	35,529	47,740
Polski Koncern Naftowy ORLEN S.A.	16,727	422,376
Polskie Gornictwo Naftowe i Gazownictwo S.A.	345,464	504,761
Powszechna Kasa Oszczednosci Bank Polski S.A.	12,587	129,065
Powszechny Zaklad Ubezpieczen S.A.	23,596	255,064

		3,320,042

Republic of Korea - 10.1%
Amorepacific Corp.	3,527	530,131
AMOREPACIFIC Group	11,730	638,260
BGF retail Co., Ltd.	1,737	272,022
Cheil Worldwide, Inc.	21,794	483,132

	SHARES	FAIR VALUE
Republic of Korea - 10.1% (continued)
CJ ENM Co., Ltd.	268	$43,118
Daelim Industrial Co Ltd.	8,530	741,334
Daewoo Engineering & Construction Co., Ltd. (b)	89,791	362,285
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (b)	10,612	265,545
DB Insurance Co., Ltd.	9,704	501,130
Doosan Bobcat, Inc.	9,525	269,538
E-MART, Inc.	2,523	305,073
Fila Korea Ltd.	6,413	420,030
GS Engineering & Construction Corp.	23,771	801,415
GS Holdings Corp.	4,411	185,566
GS Retail Co., Ltd.	15,027	429,018
Hana Financial Group, Inc.	300	9,144
Hankook Tire & Technology Co., Ltd.	9,935	291,985
Hanon Systems	16,422	159,959
Hanwha Chemical Corp.	7,135	123,720
Hanwha Corp.	18,447	395,769
Hotel Shilla Co., Ltd.	10,533	836,696
Hyundai Department Store Co., Ltd.	3,156	224,198
Hyundai Development Co., Ltd.	7,566	272,234
Hyundai Engineering & Construction Co., Ltd.	8,055	347,659
Hyundai Glovis Co., Ltd.	2,205	300,876
Hyundai Heavy Industries Co., Ltd. (b)	315	31,079
Hyundai Marine & Fire Insurance Co., Ltd.	25,713	663,930
Hyundai Mobis Co., Ltd.	5,702	1,038,991
Hyundai Motor Co.	666	75,218
Hyundai Steel Co.	4,166	142,726
Kakao Corp.	1,827	191,000
Kangwon Land, Inc.	13,021	339,493
KCC Corp.	1,396	302,433
Kia Motors Corp.	41,172	1,360,415
Korea Aerospace Industries Ltd.	645	17,954
Korea Zinc Co., Ltd.	1,991	730,596
Korean Air Lines Co., Ltd.	4,249	112,567
KT&G Corp.	2,565	217,537
Kumho Petrochemical Co., Ltd.	5,313	427,396
LG Electronics, Inc.	14,369	948,361
LG Household & Health Care Ltd.	575	617,054
LG Uplus Corp.	73,946	866,191
Lotte Corp. (b)	152	5,386
Lotte Shopping Co Ltd.	1,043	140,129
NCSoft Corp.	166	66,489
Netmarble Corp. (a)(b) (Cost: $179,247; Original Acquisition Date: 01/03/2019)	1,807	173,735
OCI Co., Ltd.	4,570	346,520
Orion Corp/Republic of Korea	735	53,078
Ottogi Corp.	1	597
Pan Ocean Co., Ltd. (b)	2,056	7,484
Pearl Abyss Corp. (b)	858	142,436
POSCO	5,360	1,068,940
POSCO Chemical Co., Ltd. (c)	3,387	154,717
Posco International Corp.	3,436	49,626
S-1 Corp.	2,806	226,195
Samsung C&T Corp.	10,974	850,533
Samsung Electro-Mechanics Co., Ltd.	2,423	193,693

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
Republic of Korea - 10.1% (continued)
Samsung Electronics Co., Ltd.	281,346	$10,040,478
Samsung Engineering Co., Ltd. (b)	36,150	506,932
Samsung Fire & Marine Insurance Co., Ltd.	3,606	820,578
Samsung Heavy Industries Co., Ltd. (b)	9,385	61,863
Samsung Life Insurance Co., Ltd.	1,906	129,318
Samsung SDS Co., Ltd.	3,211	558,130
SK Holdings Co., Ltd.	2,215	430,576
SK Hynix, Inc.	23,831	1,306,713
SK Innovation Co., Ltd.	3,434	475,783
SK Telecom Co., Ltd.	4,355	916,053
Woongjin Coway Co., Ltd.	3,817	256,732
Yuhan Corp.	1,356	281,812

		36,557,304

Russian Federation - 5.7%
Gazprom PJSC	611,570	4,018,015
LUKOIL PJSC - ADR	12,900	1,028,517
Magnit PJSC	73,502	1,027,926
Magnitogorsk Iron & Steel Works PJSC	10,362	91,186
MMC Norilsk Nickel PJSC - ADR	19,964	416,449
MMC Norilsk Nickel PJSC	76,864	1,604,920
Mobile TeleSystems PJSC - ADR	20,920	163,594
Novatek PJSC	491	100,655
Novolipetsk Steel PJSC	80,712	2,122,726
Rosneft Oil Co PJSC	629,835	4,197,220
Sberbank of Russia PJSC - ADR	28,269	407,074
Severstal PJSC	133,609	2,107,014
Tatneft PJSC - ADR	2,100	145,740
Tatneft PJSC	39,469	2,688,628
VTB Bank PJSC	426,716	492,430

		20,612,094

South Africa - 3.2%
Absa Group Ltd.	6,867	79,672
Anglo American Platinum Ltd.	9,504	478,115
AngloGold Ashanti Ltd.	33,718	450,646
Bid Corp. Ltd.	24,280	507,261
Capitec Bank Holdings Ltd.	1,660	150,340
Clicks Group Ltd.	23,348	305,622
FirstRand Ltd.	102,999	473,055
Gold Fields Ltd.	27,172	122,072
Imperial Logistics Ltd.	18,367	75,883
Investec Ltd.	11,553	67,964
Kumba Iron Ore Ltd. (c)	35,472	1,076,464
Life Healthcare Group Holdings Ltd.	5,900	9,377
Mondi Ltd.	29,770	612,210
Mr Price Group Ltd.	20,847	282,158
MTN Group Ltd.	27,764	195,637
Nedbank Group Ltd.	6,248	112,407
Netcare Ltd.	149,605	191,034
Pick n Pay Stores Ltd.	117,958	574,718
Rand Merchant Investment Holdings Ltd.	162	366
RMB Holdings Ltd.	41,808	236,418
Sanlam Ltd.	75,707	395,836
Shoprite Holdings Ltd.	49,419	583,545
Standard Bank Group Ltd.	100,163	1,366,680
Telkom S.A. SOC Ltd.	75,673	476,494
The Bidvest Group Ltd.	32,316	459,462

	SHARES	FAIR VALUE
South Africa - 3.2% (continued)
The Foschini Group Ltd.	25,689	$310,570
The SPAR Group Ltd.	40,452	531,788
Tiger Brands Ltd.	18,014	272,060
Truworths International Ltd.	110,581	543,937
Vodacom Group Ltd.	38,111	310,827
Woolworths Holdings Ltd.	80,945	254,234

		11,506,852

Taiwan, Province of China - 2.1%
Acer, Inc.	11,000	6,629
Advantech Co., Ltd.	23,000	192,803
Asustek Computer, Inc.	45,000	308,897
Catcher Technology Co., Ltd.	30,000	182,206
Chicony Electronics Co., Ltd.	31,000	73,449
China Airlines Ltd.	293,000	90,275
China Development Financial Holding Corp.	217,000	63,839
China Steel Corp.	214,000	164,498
Chunghwa Telecom Co., Ltd.	99,000	352,313
Delta Electronics, Inc.	23,000	103,677
Eclat Textile Co., Ltd.	14,000	181,795
Eva Airways Corp.	621,000	295,644
Far EasTone Telecommunications Co., Ltd.	45,000	111,744
Formosa Petrochemical Corp.	113,000	414,646
Foxconn Technology Co., Ltd.	228,000	443,559
Hon Hai Precision Industry Co., Ltd.	82,000	191,690
Innolux Corp.	999,000	236,695
Lite-On Technology Corp.	374,000	533,567
Nanya Technology Corp.	77,000	150,042
Nien Made Enterprise Co., Ltd.	32,000	233,326
Pou Chen Corp.	27,000	30,619
Powertech Technology, Inc.	40,000	94,013
President Chain Store Corp.	6,000	57,129
Standard Foods Corp.	105,000	201,281
Taiwan Business Bank	922,000	377,696
Taiwan Mobile Co., Ltd.	51,000	190,368
Taiwan Semiconductor Manufacturing Co., Ltd.	89,000	663,013
Teco Electric and Machinery Co., Ltd.	1,000	723
United Microelectronics Corp.	338,000	137,926
Walsin Technology Corp.	41,000	206,216
Wistron Corp.	715,000	508,897
WPG Holdings Ltd.	43,000	53,729
Yageo Corp.	34,000	280,712
Zhen Ding Technology Holding Ltd.	106,000	310,497

		7,444,113

Thailand - 2.0%
Airports of Thailand PCL	53,300	107,366
Bangkok Bank PCL	11,900	73,887
Bumrungrad Hospital PCL	46,200	244,521
CP ALL PCL	180,400	454,598
Home Product Center PCL	719,800	384,379
Indorama Ventures PCL	104,300	151,601
IRPC PCL	2,281,400	341,696
Kasikornbank PCL - NVDR	110,098	648,812
Kasikornbank PCL	112,200	664,744

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
Thailand - 2.0% (continued)
Krung Thai Bank PCL	454,100	$274,060
Land & Houses PCL	367,200	122,990
PTT Exploration & Production PCL	125,100	496,091
PTT Global Chemical PCL	260,495	500,042
PTT PCL	1,042,310	1,523,243
Ratch Group PCL	23,600	45,862
Robinson PCL	229,300	394,876
Thai Oil PCL	24,400	45,681
Thai Union Group PCL	464,100	265,430
The Siam Cement PCL	31,000	442,752
The Siam Commercial Bank PCL	22,400	91,660

		7,274,291

Turkey - 0.6%
Akbank T.A.S. (b)	118,877	122,030
Anadolu Efes Biracilik Ve Malt Sanayii AS	36,966	122,152
Arcelik AS (b)	25,999	77,745
BIM Birlesik Magazalar AS	26,720	365,562
Eregli Demir ve Celik Fabrikalari TAS	176,061	219,113
Ford Otomotiv Sanayi AS	16,697	157,784
KOC Holding AS	135,851	378,485
TAV Havalimanlari Holding AS	21,095	92,122
Tupras Turkiye Petrol Rafinerileri AS	13,430	302,005
Turkcell Iletisim Hizmetleri AS	70,012	139,892
Turkiye Garanti Bankasi AS (b)	21,421	29,160
Turkiye Is Bankasi AS (b)	226,340	198,929
Turkiye Sise ve Cam Fabrikalari AS	87,975	78,529

		2,283,508

United Kingdom - 1.8%
LUKOIL PJSC	71,271	5,741,592
Old Mutual Ltd.	410,704	593,235
PhosAgro PJSC	17,378	223,655

		6,558,482

United States - 30.9%
AAC Technologies Holdings, Inc.	9,000	47,873
Alphabet, Inc. - Class A (b)(e)	8,880	9,825,720
Altria Group, Inc.	176,295	8,649,033
Amgen, Inc.	16,000	2,667,200
Anadarko Petroleum Corp.	94,444	6,646,024
Celgene Corp. (b)	80,274	7,528,899
Cisco Systems, Inc.	57,500	2,991,725
Clorox Co. (c)	18,285	2,720,991
ConocoPhillips	99,000	5,837,040
Corning, Inc.	67,160	1,936,894
DowDuPont, Inc. (e)	145,000	4,425,400
HCA Healthcare, Inc.	37,358	4,518,824
Home Depot, Inc.	28,000	5,315,800
Northrop Grumman Corp.	4,198	1,273,044
Oracle Corp.	33,341	1,687,054
PACCAR, Inc.	27,650	1,819,923
Pitney Bowes, Inc. (c)	210,000	766,500
PPL Corp.	93,604	2,785,655
Raytheon Co. (e)	40,583	7,081,733
Reliance Industries Ltd. (a) (Cost: $802,455; Original Acquisition Date: 12/19/2018)	23,190	893,975

	SHARES	FAIR VALUE
United States - 30.9% (continued)
Sberbank of Russia PJSC	26,961	$389,586
Spirit AeroSystems Holdings, Inc.	27,650	2,240,756
The PNC Financial Services Group Inc.	44,596	5,675,287
WABCO Holdings, Inc. (b)	13,379	1,751,445
Walgreens Boots Alliance, Inc. (c)	59,500	2,935,730
Wells Fargo & Co.	133,344	5,916,473
Yum China Holdings, Inc.	88,655	3,547,086
Zoetis, Inc. (c)(e)	98,000	9,902,900

		111,778,570

TOTAL COMMON STOCKS (Cost $302,045,719)		299,425,891

PREFERRED STOCKS - 1.6%
Brazil - 1.0%
Braskem S.A. (b)	40,300	437,000
Centrais Eletricas Brasileiras S.A.	17,100	155,924
Cia Brasileira de Distribuicao	27,800	616,085
Cia Energetica de Minas Gerais	16,600	62,441
Gerdau S.A.	146,200	517,146
Itau Unibanco Holding S.A.	80,700	721,661
Lojas Americanas S.A.	5,400	22,239
Petroleo Brasileiro S.A. - Preferred	75,500	491,603
Telefonica Brasil S.A.	34,200	419,748

		3,443,847

Republic of Korea - 0.6%
Amorepacific Corp. - Preferred	4,891	409,055
Hyundai Motor Co. - Preferred	5,384	387,445
Hyundai Motor Co. - Series 2	6,519	429,163
LG Chem Ltd.	362	58,971
LG Household & Health Care Ltd. - Preferred	1,113	681,314
Samsung Electronics Co., Ltd. - Preferred	13,035	380,904

		2,346,852

TOTAL PREFERRED STOCKS (Cost $5,964,251)		5,790,699

REAL ESTATE INVESTMENT TRUSTS - 6.9%
United States - 6.9%
Federal Realty Investment Trust	16,370	2,140,050
New Residential Investment Corp.	100,342	1,530,215
Realty Income Corp. (c)	35,231	2,468,989
Ventas, Inc.	107,000	6,880,100
Welltower, Inc. (e)	146,000	11,858,120

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,466,907)		24,877,474

SHORT-TERM INVESTMENTS - 3.4%
Money Market Funds - 1.0%
Fidelity Investments Money Market Funds - Government Portfolio, 2.27% (f)	688,667	688,667
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 2.29% (f)	688,667	688,667
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio, 2.27% (f)	688,667	688,667

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

	SHARES	FAIR VALUE
Money Market Funds - 1.0% (continued)
Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.29% (f)	688,667	$688,667
STIT-Government & Agency Portfolio, 2.31% (f)	688,667	688,667

		3,443,335

	PRINCIPAL AMOUNT	FAIR VALUE
US TREASURY BILL - 2.5%
2.329%, 06/25/2019 (g)	$6,000,000	5,990,866
2.314%, 06/18/2019 (g)	3,000,000	2,996,692

		8,987,558

TOTAL SHORT-TERM INVESTMENTS (Cost $12,430,893)		12,430,893

	SHARES	FAIR VALUE
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 6.9%
BlackRock Liquidity Funds FedFund Portfolio, 2.30% (g)	2,477,759	2,477,759
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 2.49% (g)	22,299,829	22,299,829

TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $24,777,588)		24,777,588

TOTAL INVESTMENTS (Cost $369,685,357) - 101.7%		367,302,545

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7)%		(6,009,445)

TOTAL NET ASSETS - 100.0%		$361,293,100

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

PLC - Public Limited Company

(a)

Although security is restricted as to resale, the Portfolio’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at May 31, 2019 was $7,357,118, which represents 2.0% of net assets.

(b)	Non-income producing security.
(c)	This security or a portion of this security was out on loan as of May 31, 2019. Total loaned securities had a market value of $12,733,132 as of May 31, 2019.
(d)	Rounds to zero.
(e)	This security or a portion of this security was held as collateral for derivative contracts as of May 31, 2019.
(f)	Rate shown is the 7-day effective yield.
(g)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
Mini MSCI Emerging Markets Index, June 2019 Settlement	1,518	$75,915,180	$(3,909,797)

TOTAL FUTURES CONTRACTS PURCHASED		$75,915,180	$(3,909,797)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

Total Return Swaps

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Acer Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	$254,114	497,000	$34,565
A	Advanced Petrochemicals Co.	Receive	1-Month SAIBOR	6/28/2024	Term	181,667	12,101	(1,469)
A	Advantech Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	233,586	33,000	38,323
C	AirAsia Group Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	387,165	589,200	22,235
A	Al Rajhi Bank	Receive	1-Month SAIBOR	6/28/2024	Term	113,709	6,572	10,601
A	Alphabet, Inc. — Class A	Pay	1-Month LIBOR USD	4/2/2029	Term	10,705,195	8,880	925,537
A	Altria Group, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	8,649,033	176,295	—
A	Amgen, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,919,520	16,000	237,985
C	AMMB Holdings Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	52,990	49,500	(783)
A	Amorepacific Corp. — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	176,411	1,797	(28,826)
C	Amorepacific Corp. — Preferred	Receive	1-Month LIBOR USD	9/20/2021	Term	12,093	139	(528)
C	Amorepacific Group	Receive	1-Month LIBOR USD	9/20/2021	Term	61	1	(7)
A	Anadarko Petroleum Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,646,024	94,444	—
A	ASE Technology Holding Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	52,609	23,500	(9,538)
A	Asia Cement Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	75,848	71,000	24,061
A	Asustek Computer Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	859,767	105,000	(136,711)
A	Atacadao Distribuicao Comercio E Industria Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	528,850	113,266	133,252
C	Atacadao Distribuicao Comercio E Industria Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	339	100	249
A	AU Optronics Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	108,392	290,000	(25,157)
A	B3 Sa-Brasil Bolsa Balcao	Receive	1-Month LIBOR USD	6/28/2024	Term	68,245	9,828	23,243
A	Banco Santander Brasil	Receive	1-Month LIBOR USD	6/28/2024	Term	38,635	4,704	17,706
A	Bank Albilad	Receive	1-Month SAIBOR	6/28/2024	Term	170,245	27,521	3,847
A	Bank Al-Jazira	Receive	1-Month SAIBOR	6/28/2024	Term	50,415	11,723	(3,364)
A	BGF Retail Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	427,553	2,540	(33,060)
A	Braskem S.A. — Preferred A	Receive	1-Month LIBOR USD	6/28/2024	Term	385,415	30,592	(55,991)
C	British American Tobacco Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	355,911	39,400	(73,532)
A	Bupa Arabia For Cooperative	Receive	1-Month SAIBOR	6/28/2024	Term	196,736	8,326	(1,583)
A	Catcher Technology Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	500,830	53,000	(184,856)
A	CCR S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	6,457	2,858	3,623
A	Celgene Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	7,572,246	80,274	71,448
A	Centrais Eletricas Brasilier	Receive	1-Month LIBOR USD	6/28/2024	Term	125,171	19,900	51,821

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Centrais Eletricas Brasilier — Preferred B	Receive	1-Month LIBOR USD	6/28/2024	Term	$254,589	33,346	$57,221
A	Chang Hwa Commercial Bank	Receive	1-Month LIBOR USD	6/28/2024	Term	578,822	1,106,844	105,811
A	Cheil Worldwide Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	398,391	23,243	118,628
A	Chicony Electronics Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	406,745	185,805	29,912
A	China Airlines Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	11,961	33,000	(1,970)
A	China Development Financial	Receive	1-Month LIBOR USD	6/28/2024	Term	161,539	511,000	(13,799)
A	China Steel Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	425,703	531,000	(25,804)
A	Chunghwa Telecom Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	615,166	180,000	16,935
A	Cia Brasileira de Distribuicao — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	389,299	18,641	22,679
C	Cia Brasileira de Distribuicao — Preferred	Receive	1-Month LIBOR USD	9/20/2021	Term	10,703	500	345
A	Cia Energetica Minas Ger-Prf	Receive	1-Month LIBOR USD	6/28/2024	Term	167,876	50,123	25,662
A	Cia Saneamento Basico de Sao Paulo	Receive	1-Month LIBOR USD	6/28/2024	Term	182,592	20,373	48,976
A	Cia Siderurgica Nacional S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	53,700	22,265	43,097
A	Cisco Systems, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,237,825	57,500	255,932
A	Clorox Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,812,050	18,285	83,941
A	Compal Electronics	Receive	1-Month LIBOR USD	6/28/2024	Term	14,828	26,000	1,120
A	ConocoPhillips	Pay	1-Month LIBOR USD	4/2/2029	Term	6,512,220	99,000	664,759
A	Corning, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,936,894	67,160	—
A	Cosan S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	65,542	7,637	26,934
A	CTBC Financial Holding Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	29,258	45,000	159
C	Daelim Industrial Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	3,322	36	(199)
A	Dar Al Arkan Real Estate Development Company	Receive	1-Month SAIBOR	6/28/2024	Term	213,598	76,354	(8,185)
C	DB Insurance Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	23,236	374	(3,730)
A	Delta Electronics Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	246,032	53,000	(11,668)
C	Dongsuh Companies, Inc.	Receive	1-Month LIBOR USD	9/20/2021	Term	3,198	200	25
A	Doosan Bobcat, Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	201,152	6,506	(18,680)
C	Doosan Bobcat, Inc.	Receive	1-Month LIBOR USD	9/20/2021	Term	82,174	2,818	(2,633)
A	DowDuPont, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	5,684,000	145,000	1,255,560
A	E.Sun Financial Holding Co.	Receive	1-Month LIBOR USD	6/28/2024	Term	1,916	3,419	1,044
A	Eclat Textile Company Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	55,682	5,000	8,419
A	Embraer S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	192,959	35,751	(22,746)
A	Etihad Etisalat Co.	Receive	1-Month SAIBOR	6/28/2024	Term	100,223	17,359	1,398
A	EVA Airways Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	96,660	197,147	(4,576)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Evergreen Marine Corp. Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	$18,257	44,936	$(1,327)
A	Far Eastern New Century Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	155,685	192,000	41,939
A	Far Eastone Telecomm Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	343,162	143,000	6,361
A	Federal Realty Investment Trust	Pay	1-Month LIBOR USD	4/2/2029	Term	2,140,050	16,370	—
A	Feng Tay Enterprise Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	498,961	101,000	255,692
C	Fila Korea Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	136,570	2,958	55,267
A	Formosa Chemicals & Fibre	Receive	1-Month LIBOR USD	6/28/2024	Term	407,766	134,000	52,122
A	Formosa Petrochemical Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	1,234,200	354,000	61,043
A	Formosa Plastics Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	62,129	20,000	7,157
A	Formosa Taffeta Co.	Receive	1-Month LIBOR USD	6/28/2024	Term	173,569	163,000	25,116
A	Foxconn Technology Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	476,295	229,000	(39,323)
C	Fraser & Neave Holdings Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	295,393	35,500	(5,151)
C	Genting Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	218,066	132,600	(16,315)
A	Gerdau S.A. — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	336,780	84,337	(39,434)
A	Giant Manufacturing	Receive	1-Month LIBOR USD	6/28/2024	Term	113,995	23,000	46,619
A	Globalwafers Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	228,678	28,000	37,136
C	GS Engineering & Construction Corp.	Receive	1-Month LIBOR USD	9/20/2021	Term	40,565	965	(7,938)
A	GS Holdings	Receive	1-Month LIBOR USD	6/28/2024	Term	259,008	4,805	(56,626)
C	GS Holdings	Receive	1-Month LIBOR USD	9/20/2021	Term	27,446	589	(2,272)
A	Hankook Tire Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	579,823	11,571	(256,881)
C	Hankook Tire Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	25,460	681	(5,601)
C	Hanon Systems	Receive	1-Month LIBOR USD	9/20/2021	Term	30,712	3,249	854
C	Hanwha Corporation	Receive	1-Month LIBOR USD	9/20/2021	Term	77,889	2,797	(17,628)
A	HCA Healthcare, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	4,518,824	37,358	—
A	Highwealth Construction Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	78,355	53,000	1,994
A	Home Depot, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	5,783,400	28,000	485,161
A	Hon Hai Precision Industry	Receive	1-Month LIBOR USD	6/28/2024	Term	130,465	39,800	(39,807)
C	Hotel Shilla Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	284,962	60,300	(15,170)
A	Hua Nan Financial Holdings Co.	Receive	1-Month LIBOR USD	6/28/2024	Term	44,295	78,291	6,985
A	Hyundai Dept Store Co.	Receive	1-Month LIBOR USD	6/28/2024	Term	306,857	3,615	(59,097)
C	Hyundai Glovis Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	111,438	959	20,039
C	Hyundai Marine & Fire Ins Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	4,777	129	(1,412)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	Hyundai Motor Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	$9,447	90	$771
C	Hyundai Motor Co., Ltd. — 2nd Preference	Receive	1-Month LIBOR USD	9/20/2021	Term	29,297	436	2,612
C	Hyundai Motor Co., Ltd. — Preferred	Receive	1-Month LIBOR USD	9/20/2021	Term	41,149	670	3,813
C	Hyundai Steel Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	65,599	1,567	(12,040)
C	Indocement Tunggal Prakarsa	Receive	1-Month LIBOR USD	9/20/2021	Term	49,901	36,200	5,176
C	Indofood CBP Sukses Makmur Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	342,429	487,700	(10,696)
A	Innolux Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	232,069	641,000	(82,773)
A	Inventec Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	311,175	402,000	(12,580)
A	Itau Unibanco Holding — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	126,451	4,650	9,449
A	Itausa-Investimentos Itau — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	21,262	8,847	8,467
A	Jarir Marketing Co.	Receive	1-Month SAIBOR	6/28/2024	Term	373,481	8,371	4,829
A	JBS S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	400,933	152,536	438,765
C	Korea Zinc Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	125,071	316	(8,473)
A	Kroton Educacional S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	15,416	6,683	2,126
A	KT&G Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	429,144	4,675	(32,759)
C	Kuala Lumpur Kepong Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	1,765	300	10
C	LG Electronics, Inc.	Receive	1-Month LIBOR USD	9/20/2021	Term	69,487	1,164	6,939
C	LG Household & Healthcare	Receive	1-Month LIBOR USD	9/20/2021	Term	28,450	28	1,365
A	LG Household & Healthcare — Preference Shares	Receive	1-Month LIBOR USD	6/28/2024	Term	241,991	420	11,979
C	LG Household & Healthcare — Preference Shares	Receive	1-Month LIBOR USD	9/20/2021	Term	10,542	18	441
A	Lite-On Technology Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	432,782	310,000	(4,490)
A	Lojas Americanas S.A. — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	42,744	8,621	(7,734)
A	Lojas Renner S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	95,843	11,424	31,315
A	LyondellBasell Industries N.V.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,023,163	40,716	—
A	Magazine Luiza S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	126,439	2,838	14,184
C	Malayan Banking Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	134,792	60,700	(864)
C	Malaysia Airports Holdings Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	120,065	61,400	(12,577)
A	Mediatek Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	359,146	46,000	86,281
A	Mega Financial Holding Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	520,189	653,000	118,082
A	Micro-Star International Co.	Receive	1-Month LIBOR USD	6/28/2024	Term	284,298	120,000	30,855
A	MSCI China A Inclusion Index (c)	Receive	1-Month LIBOR USD	9/12/2019	Term	3,999,493	4,993	586,765

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	MSCI China A Inclusion Index (c)	Receive	1-Month LIBOR USD	6/20/2022	Term	$3,000,005	3,046	$(240,750)
A	MSCI Daily TR Net Emerging Markets Index (c)	Receive	3-Month LIBOR USD	12/27/2019	Term	14,958,671	33,860	538,192
A	MSCI Emerging Markets Index	Receive	1-Month LIBOR USD	6/20/2022	Term	14,010,321	21,593	585,513
A	Nan Ya Plastics Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	343,499	139,000	2,682
A	Nanya Technology Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	372,663	230,000	68,754
A	National Industrialization Corp	Receive	1-Month SAIBOR	6/28/2024	Term	94,785	21,800	(433)
A	Natura Cosmeticos S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	297,091	37,800	277,102
A	Ncsoft Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	401,743	1,202	72,937
C	Nestle (Malaysia) Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	382,070	10,700	(6,758)
C	NetMarble Corp.	Receive	1-Month LIBOR USD	9/20/2021	Term	952	10	(4)
A	New Residential Investment Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,666,681	100,342	142,650
A	Nien Made Enterprise Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	155,010	23,000	9,343
A	Northrop Grumman Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,273,044	4,198	—
A	Novatek Microelectronics Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	393,213	105,000	163,106
C	OCI Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	2,587	26	(638)
A	Oracle Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,799,414	33,341	134,599
A	Orion Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	320,791	3,760	(56,379)
A	PACCAR, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,901,767	27,650	80,053
A	Pegatron Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	52,724	32,000	(4,377)
C	Perusahaan Gas Negara Perser	Receive	1-Month LIBOR USD	9/20/2021	Term	168,399	1,048,700	(15,111)
A	Petrobras Distribuidora S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	677,854	111,820	102,262
A	Petroleo Brasileiro S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	807,776	157,765	315,225
A	Petroleo Brasileiro S.A. — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	807,946	138,242	104,502
C	Petronas Chemicals Group Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	322,308	159,200	(3,279)
C	Petronas Dagangan Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	183,485	30,000	505
C	Petronas Gas Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	192,196	45,100	(2,308)
A	Phison Electronics Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	477,103	70,000	147,876
A	Pitney Bowes, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	1,472,100	210,000	699,570
A	Porto Seguro S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	515,313	47,816	170,183
C	Posco Chemtech Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	36,699	718	(4,236)
A	Pou Chen	Receive	1-Month LIBOR USD	6/28/2024	Term	181,823	165,000	2,860

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	Powertech Technology Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	$25,637	12,000	$2,188
A	PPL Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,785,655	93,604	—
A	President Chain Store Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	624,172	72,000	83,915
C	PT Adaro Energy Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	600,905	6,178,400	(23,621)
C	PT Astra International Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	126,627	233,500	(4,039)
C	PT Bukit Asam Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	806,299	2,799,400	(159,922)
C	PT Charoen Pokphand Indonesia Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	837,142	1,845,500	(209,550)
C	PT Gudang Garam Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	912,903	155,900	(43,445)
C	PT HM Sampoerna Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	190,650	743,800	(9,816)
C	PT Indofood Sukses Makmur Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	12,479	28,400	640
C	PT Jasa Marga (Persero) Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	9,559	27,600	1,442
C	PT Kalbe Farma Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	38,362	392,300	257
C	PT Pakuwon Jati Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	35,640	757,700	1,729
C	PT Semen Indonesia Persero Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	257,567	292,100	(21,892)
C	PT Surya Citra Media Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	389,900	3,039,800	(35,269)
C	PT Unilever Indonesia Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	398,918	129,500	11,010
C	PT United Tractors Tbk	Receive	1-Month LIBOR USD	9/20/2021	Term	389,959	210,700	(9,349)
A	Ptt Global Chemical PCL	Receive	1-Month LIBOR USD	6/28/2024	Term	127	59	(2,411)
A	Quanta Computer Inc.	Receive	1-Month LIBOR USD	6/28/2024	Term	4,605	3,000	896
A	Raia Drogasil S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	71,136	4,656	10,403
A	Raytheon Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	7,248,124	40,583	193,287
A	Realtek Semiconductor Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	486,269	132,000	349,749
A	Realty Income Corp.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,528,177	35,231	52,645
A	Riyad Bank	Receive	1-Month SAIBOR	6/28/2024	Term	10,394	1,700	1,782
A	Robinson PCL	Receive	1-Month LIBOR USD	6/28/2024	Term	95,488	59,100	5,891
A	Ruentex Development Co Ltd	Receive	1-Month LIBOR USD	6/28/2024	Term	43,795	30,000	(5,725)
A	S-1 Corporation	Receive	1-Month LIBOR USD	6/28/2024	Term	156,770	1,953	(7,541)
C	S-1 Corporation	Receive	1-Month LIBOR USD	9/20/2021	Term	7,741	100	326
A	Samba Financial Group	Receive	1-Month SAIBOR	6/28/2024	Term	86,278	9,000	(1,015)
C	Samsung C&T Corp.	Receive	1-Month LIBOR USD	9/20/2021	Term	45,233	457	(9,887)
C	Samsung Electronics Co., Ltd. — Preferred	Receive	1-Month LIBOR USD	9/20/2021	Term	84,656	2,982	2,748

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

C	Samsung Engineering Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	$73,296	4,451	$(11,958)
C	Samsung Fire & Marine Insurance Co., Ltd.	Receive	1-Month LIBOR USD	9/20/2021	Term	53,792	223	(2,006)
A	Saudi Airlines Catering Co.	Receive	1-Month SAIBOR	6/28/2024	Term	214,591	9,738	2,868
A	Saudi Arabian Fertilizer Co.	Receive	1-Month SAIBOR	6/28/2024	Term	163,633	7,877	3,383
A	Saudi Basic Industries Corp.	Receive	1-Month SAIBOR	6/28/2024	Term	2,878,827	92,810	(99,349)
A	Saudi Industrial Investment Group	Receive	1-Month SAIBOR	6/28/2024	Term	386,438	55,982	(28,416)
A	Saudi Telecom Co.	Receive	1-Month SAIBOR	6/28/2024	Term	1,138,180	41,017	(18,460)
A	Savola	Receive	1-Month SAIBOR	6/28/2024	Term	38,612	4,522	1,598
C	Sime Darby Berhad	Receive	1-Month LIBOR USD	9/20/2021	Term	30,211	56,200	838
A	Sinopac Financial Holdings	Receive	1-Month LIBOR USD	6/28/2024	Term	270,268	910,013	88,683
C	SK Hynix Inc.	Receive	1-Month LIBOR USD	9/20/2021	Term	256,823	4,746	4,718
A	Spirit AeroSystems Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,344,444	27,650	112,387
A	Standard Foods Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	146,747	84,840	13,281
A	Suzano Papel e Celulose S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	39,793	3,300	6,028
A	Synnex Technology International Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	332,146	299,000	35,437
A	Taiwan Business Bank	Receive	1-Month LIBOR USD	6/28/2024	Term	242,116	722,000	49,401
A	Taiwan Cement	Receive	1-Month LIBOR USD	6/28/2024	Term	237,711	217,500	53,982
A	Taiwan Mobile Co., Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	370,522	105,000	16,135
A	Telefonica Brasil S.A. — Preferred	Receive	1-Month LIBOR USD	6/28/2024	Term	620,668	50,574	18,152
C	Telekomunikasi Indonesia Persero	Receive	1-Month LIBOR USD	9/20/2021	Term	125,819	469,800	2,196
A	Thai Oil PCL	Receive	1-Month LIBOR USD	6/28/2024	Term	75	31	(2,081)
A	The PNC Financial Services Group Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	5,676,625	44,596	(19,963)
A	Tim Participacoes S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	691,581	202,819	(129,585)
A	Ultrapar Participacoes S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	63,601	9,680	(12,575)
A	Uni-President Enterprises Co.	Receive	1-Month LIBOR USD	6/28/2024	Term	716,163	352,000	206,107
A	United Microelectronics Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	94,295	258,000	9,531
A	Vale S.A.	Receive	1-Month LIBOR USD	6/28/2024	Term	807,961	71,040	91,659
A	Vanguard International Semiconductor Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	141,890	80,000	7,919
A	Ventas, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,806,270	107,000	(44,544)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Schedule of Investments	as of May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE (b)	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION (DEPRECIATION)

A	WABCO Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	$1,782,886	13,379	$38,057
A	Walgreens Boots Alliance, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	3,280,830	59,500	328,882
A	Wells Fargo & Co.	Pay	1-Month LIBOR USD	4/2/2029	Term	6,372,510	133,344	419,679
A	Welltower, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	11,335,440	146,000	(600,926)
A	Winbond Electronics Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	11,688	26,000	(141)
A	Wistron Corp.	Receive	1-Month LIBOR USD	6/28/2024	Term	416	480	(80)
A	WPG Holdings Ltd.	Receive	1-Month LIBOR USD	6/28/2024	Term	31,997	27,320	1,070
A	Yageo Corporation	Receive	1-Month LIBOR USD	6/28/2024	Term	166,685	16,000	(37,058)
A	Yanbu National Petrochemical	Receive	1-Month SAIBOR	6/28/2024	Term	419,955	23,394	(20,021)
A	Yum China Holdings, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	2,391,634	54,854	199,218
A	Zhen Ding Technology Holding	Receive	1-Month LIBOR USD	6/28/2024	Term	352,100	141,000	56,204
A	Zoetis, Inc.	Pay	1-Month LIBOR USD	4/2/2029	Term	9,999,920	98,000	123,975

						$225,923,291		$9,739,691

Swaps on Futures

COUNTERPARTY (a)	REFERENCE ENTITY	PAY/RECEIVE TOTAL RETURN ON REFERENCE ENTITY	BASE FINANCING RATE	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	NUMBER OF UNITS	UNREALIZED APPRECIATION
B	RTS Index Future — June 2019 Expiration	Receive	N/A	6/20/2019	Term	$4,682,278	1,949	$253,370

						$4,682,278		$253,370

								$9,993,061

(a)	See Note 2.
(b)	The swaps accrue financing fees according to the relevant base financing rate which resets periodically, plus a fixed spread.
(c)	Value determined using significant unobservable inputs.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Statement of Assets and Liabilities	May 31, 2019

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO

ASSETS:
Investments, at fair value(1)(2)	$966,076,849	$370,979,116
Dividends and interest receivable	1,829,826	321,741
Receivable for fund shares sold	1,449,308	1,029,464
Receivable from Adviser	25,791	45,332
Receivable for investments sold	21,715	3,733,780
Securities lending income receivable	4,421	14,951
Cash	2,980	2,033
Receivable for swaps sold	—	21,703
Cash collateral segregated for swaps	—	610,000
Other assets	30,926	26,853

Total assets	969,441,816	376,784,973

LIABILITIES:
Payable for securities on loan	14,771,272	15,983,788
Payable for fund shares redeemed	446,707	13,329
Variation margin payable for futures	259,940	209,094
Accrued distribution fees	79,741	30,109
Payable to custodian	5,556	2,011
Unrealized depreciation on swap contracts	—	285,670
Payable for investment securities purchased	—	3,780,619
Payable for swaps purchased	—	358,470
Other accrued expenses	194,034	164,501

Total liabilities	15,757,250	20,827,591

Total net assets	$953,684,566	$355,957,382

NET ASSETS CONSIST OF:
Capital stock	$842,144,464	$337,980,275
Total distributable earnings	111,540,102	17,977,107

Total net assets	$953,684,566	$355,957,382

Class M
Net Assets	$897,791,561	$331,856,257
Shares outstanding	78,360,141	32,927,797
Class M Net asset value, offering and redemption price per share	$11.46	$10.08

Class Y
Net Assets	$55,893,005	$24,101,125
Shares outstanding	4,879,711	2,391,077
Class Y Net asset value, offering and redemption price per share	$11.45	$10.08

(1) Cost of Investments	$857,103,086	$318,103,975
(2) Fair value of securities out on loan	14,448,186	15,262,927

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Statement of Assets and Liabilities	May 31, 2019

	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

ASSETS:
Investments, at fair value(1)(2)	$614,587,286	$310,985,785
Receivable for investments sold	28,597,177	28,391,720
Unrealized appreciation on swap contracts	14,799,845	8,196,615
Dividends and interest receivable	3,485,872	1,631,410
Cash	1,654,072	6,445,781
Receivable for fund shares sold	1,450,604	997,500
Foreign currencies, at value(3)	1,366,113	947,811
Receivable for swaps sold	1,328,320	2,492,895
Variation margin receivable for futures	354,667	59,506
Spot trade receivable	317,000	1,918,765
Receivable from Adviser	65,405	85,706
Securities lending income receivable	35,171	17,796
Receivable for return of capital	18,176	37,389
Other assets	7,969	9,408

Total assets	668,067,677	362,218,087

LIABILITIES:
Payable for investment securities purchased	31,164,782	31,701,580
Payable for securities on loan	21,416,215	15,053,882
Due to broker	11,997,547	6,486,865
Unrealized depreciation on swap contracts	3,795,700	3,084,182
Payable for swaps purchased	528,469	390,187
Spot trade payable	318,870	1,917,489
Payable for fund shares redeemed	103,155	24,923
Payable to custodian	80,418	118,586
Accrued distribution fees	52,457	27,329
Other accrued expenses	200,907	136,655

Total liabilities	69,658,520	58,941,678

Total net assets	$598,409,157	$303,276,409

NET ASSETS CONSIST OF:
Capital stock	$641,073,791	$332,244,330
Total distributable earnings	(42,664,634)	(28,967,921)

Total net assets	$598,409,157	$303,276,409

Class M
Net Assets	$598,369,852	$303,258,509
Shares outstanding	61,454,935	31,826,335
Class M Net asset value, offering and redemption price per share	$9.74	$9.53

Class Y
Net Assets	$39,305	$17,900
Shares outstanding	4,033	1,878
Class Y Net asset value, offering and redemption price per share	$9.75	$9.53

(1) Cost of Investments	$616,579,831	$321,478,086
(2) Fair value of securities out on loan	13,118,025	11,486,646
(3) Cost of foreign currencies	1,392,767	1,445,241

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Statement of Assets and Liabilities	May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

ASSETS:
Investments, at fair value(1)(2)	$367,302,545
Receivable for investments sold	54,518,961
Unrealized appreciation on swap contracts	13,316,342
Spot trade receivable	8,704,217
Cash	4,054,690
Receivable for fund shares sold	1,640,272
Receivable for swaps sold	1,745,696
Cash collateral segregated for swaps	1,434,076
Foreign currencies, at value(3)	1,416,590
Dividends and interest receivable	777,037
Variation margin receivable for futures	409,875
Receivable from Adviser	34,894
Securities lending income receivable	2,315
Other assets	76,273

Total assets	455,433,783

LIABILITIES:
Payable for investment securities purchased	40,608,971
Payable for securities on loan	24,777,588
Due to broker	13,608,901
Spot trade payable	8,700,708
Unrealized depreciation on swap contracts	3,323,281
Payable for swaps purchased	2,930,256
Payable to custodian	31,638
Accrued distribution fees	30,677
Payable for fund shares redeemed	14,429
Other accrued expenses	114,234

Total liabilities	94,140,683

Total net assets	$361,293,100

NET ASSETS CONSIST OF:
Capital stock	$384,647,706
Total distributable earnings	(23,354,606)

Total net assets	$361,293,100

Class M
Net Assets	$361,249,740
Shares outstanding	38,216,288
Class M Net asset value, offering and redemption price per share	$9.45

Class Y
Net Assets	$43,360
Shares outstanding	4,588
Class Y Net asset value, offering and redemption price per share	$9.45

(1) Cost of Investments	$369,685,357
(2) Fair value of securities out on loan	12,733,132
(3) Cost of foreign currencies	1,419,413

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Statement of Operations	For the Year Ended May 31, 2019

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO

INVESTMENT INCOME:
Dividend income	$16,927,051	$7,018,317
Interest income	692,834	358,021
Securities lending income	30,268	187,459

Total investment income	17,650,153	7,563,797

EXPENSES:
Advisory fees (See Note 4)	3,000,478	2,357,618
Distribution (12b-1) fees	988,901	466,467
Fund accounting and administration fees	161,644	164,753
Legal fees	105,194	62,241
Transfer agency fees and expenses	79,274	51,603
Federal and state registration fees	67,122	65,796
Audit and tax related fees	59,414	53,939
Custody fees	50,194	24,396
Chief Compliance Officer compensation	45,100	45,100
Trustees fees and expenses	37,345	19,347
Other expenses	110,150	92,924

Total expenses before Adviser waiver	4,704,816	3,404,184
Expenses waived by Adviser (See Note 4)	(3,201,622)	(2,690,641)

Total net expenses	1,503,194	713,543

Net investment income	16,146,959	6,850,254

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,487,904)	(32,170,506)
Futures contracts	8,361,860	1,547,034
Swap contracts	(4,284,341)	(2,480,078)
Net change in unrealized appreciation (depreciation) on:
Investments	4,218,559	(21,938,124)
Futures contracts	296,089	(1,866,472)
Swap contracts	(207,850)	658,909

Net realized and unrealized gain (loss)	2,896,413	(56,249,237)

Net increase (decrease) in net assets resulting from operations	$19,043,372	$(49,398,983)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Statement of Operations	For the Year Ended May 31, 2019

	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

INVESTMENT INCOME:
Dividend income	$15,586,605	$6,510,160
Interest income	565,777	474,912
Securities lending income	152,920	205,838

Total investment income	16,305,302	7,190,910

EXPENSES:
Advisory fees (See Note 4)	2,829,353	1,454,333
Distribution (12b-1) fees	628,721	264,398
Custody fees	254,173	318,471
Fund accounting and administration fees	228,806	220,710
Federal and state registration fees	97,030	91,031
Transfer agency fees and expenses	83,993	22,590
Legal fees	67,172	30,159
Audit and tax related fees	59,854	59,854
Chief Compliance Officer compensation	45,100	45,100
Trustees fees and expenses	23,585	9,167
Other expenses	111,057	88,647

Total expenses before Adviser waiver	4,428,844	2,604,460
Expenses waived by Adviser (See Note 4)	(3,141,526)	(2,056,149)

Total net expenses	1,287,318	548,311

Net investment income	15,017,984	6,642,599

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(37,018,639)	(20,702,145)
Foreign currency translation	(428,661)	(186,473)
Forward currency contracts	1,709	—
Futures contracts	(13,465,217)	(4,550,693)
Securities sold short	967	(128)
Swap contracts	(11,973,116)	(2,582,526)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,594,403)	(20,482,875)
Foreign currency translation	18,636	20,869
Futures contracts	464,698	(564,736)
Securities sold short	(404)	—
Swap contracts	5,056,788	2,992,898

Net realized and unrealized loss	(78,937,642)	(46,055,809)

Net decrease in net assets resulting from operations	$(63,919,658)	$(39,413,210)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Statement of Operations	For the Year Ended May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME:
Dividend income	$7,689,165
Interest income	507,037
Securities lending income	49,510

Total investment income	8,245,712

EXPENSES:
Advisory fees (See Note 4)	1,844,919
Distribution (12b-1) fees	307,463
Fund accounting and administration fees	156,263
Custody fees	102,631
Federal and state registration fees	97,891
Audit and tax related fees	59,854
Transfer agency fees and expenses	46,242
Chief Compliance Officer compensation	45,100
Legal fees	35,187
Trustees fees and expenses	10,577
Other expenses	112,382

Total expenses before Adviser waiver	2,818,509
Expenses waived by Adviser (See Note 4)	(2,139,074)

Total net expenses	679,435

Net investment income	7,566,277

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	221,908
Foreign currency translation	(149,334)
Forward currency contracts	(272,106)
Futures contracts	(23,521,147)
Swap contracts	(15,242,980)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,746,579)
Foreign currency translation	11,218
Forward currency contracts	226,152
Futures contracts	7,108,945
Swap contracts	8,716,195

Net realized and unrealized loss	(33,647,728)

Net decrease in net assets resulting from operations	$(26,081,451)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Statement of Changes in Net Assets

	ELEMENTS U.S. PORTFOLIO		ELEMENTS U.S. SMALL CAP PORTFOLIO

	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018

OPERATIONS:
Net investment income	$16,146,959	$11,729,421	$6,850,254	$6,991,516
Net realized gain (loss) on:
Investments	(5,487,904)	(4,763,430)	(32,170,506)	(8,499,638)
Futures contracts	8,361,860	3,772,940	1,547,034	3,965,977
Swap contracts	(4,284,341)	(2,070,903)	(2,480,078)	1,405,729
Net change in unrealized appreciation (depreciation) on:
Investments	4,218,559	96,802,468	(21,938,124)	77,995,649
Futures contracts	296,089	(1,104,790)	(1,866,472)	976,298
Swap contracts	(207,850)	207,850	658,909	(944,579)
Net increase (decrease) in net assets resulting from operations	19,043,372	104,573,556	(49,398,983)	81,890,952

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class M(1)	(13,665,103)	(8,149,280)	(6,907,090)	(5,618,678)
Net dividends and distributions — Class Y	—	—	—	—
Total distributions	(13,665,103)	(8,149,280)	(6,907,090)	(5,618,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class M	377,868,263	274,412,617	114,949,889	116,390,890
Proceeds from shares sold — Class Y	78,343,721	—	35,546,789	—
Proceeds from shares issued to holders in reinvestment of dividends —Class M	13,023,486	7,685,699	6,490,196	4,316,415
Proceeds from shares issued to holders in reinvestment of dividends — Class Y	—	—	—	—
Cost of shares redeemed — Class M	(432,273,423)	(63,253,906)	(259,800,613)	(95,015,674)
Cost of shares redeemed — Class Y	(20,000,015)	—	(10,000,000)	—
Net increase (decrease) in net assets from capital share transactions	16,962,032	218,844,410	(112,813,739)	25,691,631
Total increase (decrease) in net assets	22,340,301	315,268,686	(169,119,812)	101,963,905

NET ASSETS:
Beginning of year	931,344,265	616,075,579	525,077,194	423,113,289

End of year	$953,684,566	$931,344,265 *	$355,957,382	$525,077,194 *

(1)	Includes net investment income distributions of $7,729,315 and $4,813,383 and net realized gain distributions of $419,965 and $805,295 for the year ended May 31, 2018, for Class M of the Elements U.S. Portfolio and Elements U.S. Small Cap Portfolio, respectively.
*	Includes accumulated net investment income of $5,397,854 and $2,902,854 for the year ended May 31, 2018, for Elements U.S. Portfolio and Elements U.S. Small Cap Portfolio, respectively.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Statement of Changes in Net Assets

	ELEMENTS INTERNATIONAL PORTFOLIO		ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018

OPERATIONS:
Net investment income	$15,017,984	$9,949,767	$6,642,599	$3,203,054
Net realized gain (loss) on:
Investments	(37,018,639)	(33,338)	(20,702,145)	(549,559)
Foreign currency translation	(428,661)	2,561,773	(186,473)	1,132,919
Forward currency contracts	1,709	—	—	—
Futures contracts	(13,465,217)	5,292,297	(4,550,693)	2,343,036
Securities sold short	967	—	(128)	—
Swap contracts	(11,973,116)	4,198,382	(2,582,526)	2,214,002
Net change in unrealized appreciation (depreciation) on:
Investments	(21,594,403)	19,776,530	(20,482,875)	10,158,446
Foreign currency translation	18,636	(1,199,917)	20,869	(824,324)
Futures contracts	464,698	(6,385,881)	(564,736)	(1,755,907)
Securities sold short	(404)	404	—	—
Swap contracts	5,056,788	6,044,954	2,992,898	2,066,655
Net increase (decrease) in net assets resulting from operations	(63,919,658)	40,204,971	(39,413,210)	17,988,322

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class M(1)	(13,124,905)	(9,862,605)	(4,537,212)	(4,688,352)
Net dividends and distributions — Class Y	—	—	—	—
Total distributions	(13,124,905)	(9,862,605)	(4,537,212)	(4,688,352)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class M	517,394,859	250,594,918	238,576,633	94,827,677
Proceeds from shares sold — Class Y	40,897	—	18,676	—
Proceeds from shares issued to holders in reinvestment of dividends — Class M	12,014,857	9,158,096	4,054,992	4,394,257
Proceeds from shares issued to holders in reinvestment of dividends — Class Y	—	—	—	—
Cost of shares redeemed — Class M	(444,481,411)	(73,973,111)	(126,219,252)	(12,990,482)
Cost of shares redeemed — Class Y	—	—	—	—
Net increase in net assets from capital share transactions	84,969,202	185,779,903	116,431,049	86,231,452
Total increase in net assets	7,924,639	216,122,269	72,480,627	99,531,422

NET ASSETS:
Beginning of year	590,484,518	374,362,249	230,795,782	131,264,360

End of year	$598,409,157	$590,484,518 *	$303,276,409	$230,795,782 *

(1)	Includes net investment income distributions of $7,854,166 and $2,802,025 and net realized gain distributions of $2,008,439 and $1,886,327 for the year ended May 31, 2018, for Class M of the Elements International Portfolio and Elements International Small Cap Portfolio, respectively.
*	Includes accumulated net investment income of $6,848,710 and $1,828,313 for the year ended May 31, 2018, for Elements International Portfolio and Elements International Small Cap Portfolio, respectively.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Elements Portfolios	Annual Report	May 31, 2019

Statement of Changes in Net Assets

	ELEMENTS EMERGING MARKETS PORTFOLIO

	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018

OPERATIONS:
Net investment income	$7,566,277	$3,042,428
Net realized gain (loss) on:
Investments	221,908	951,559
Foreign currency translation	(149,334)	(3,162)
Forward currency contracts	(272,106)	(8,378)
Futures contracts	(23,521,147)	23,259,955
Swap contracts	(15,242,980)	(1,887,361)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,746,579)	8,376,979
Foreign currency translation	11,218	(10,304)
Forward currency contracts	226,152	(226,152)
Futures contracts	7,108,945	(11,018,742)
Swap contracts	8,716,195	1,276,866
Net increase (decrease) in net assets resulting from operations	(26,081,451)	23,753,688

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class M(1)	(6,035,261)	(14,991,583)
Net dividends and distributions — Class Y	—	—
Total distributions	(6,035,261)	(14,991,583)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class M	259,496,758	278,569,475
Proceeds from shares sold — Class Y	46,157	—
Proceeds from shares issued to holders in reinvestment of dividends — Class M	5,282,097	14,277,937
Proceeds from shares issued to holders in reinvestment of dividends — Class Y	—	—
Cost of shares redeemed — Class M	(146,985,095)	(26,039,622)
Cost of shares redeemed — Class Y	—	—
Net increase in net assets from capital share transactions	117,839,917	266,807,790
Total increase in net assets	85,723,205	275,569,895

NET ASSETS:
Beginning of year	275,569,895	—

End of year	$361,293,100	$275,569,895 *

(1)	Includes net investment income distributions of $1,283,564 and net realized gain distributions of $13,708,019 for the year ended May 31, 2018, for Class M of Elements Emerging Markets Portfolio.
*	Includes accumulated net investment income of $1,747,324 for the year ended May 31, 2018, for Elements Emerging Markets Portfolio.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Financial Highlights	May 31, 2019

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(4)	Net Realized and Unrealized Gains (Losses)	Total Income (Loss) from Investment Operations
ELEMENTS U.S. PORTFOLIO—CLASS M
Year Ended May 31, 2019	$11.43	0.19	—	0.19
Year Ended May 31, 2018	$10.12	0.16	1.26	1.42
Period Ended May 31, 2017(1)	$10.00	0.03	0.09	0.12
ELEMENTS U.S. PORTFOLIO—CLASS Y
Period Ended May 31, 2019(9)	$12.03	0.04	(0.62)	(0.58)
ELEMENTS U.S. SMALL CAP PORTFOLIO—CLASS M
Year Ended May 31, 2019	$11.42	0.16	(1.35)	(1.19)
Year Ended May 31, 2018	$9.81	0.15	1.58	1.73
Period Ended May 31, 2017(1)	$10.00	0.02	(0.21)	(0.19)
ELEMENTS U.S. SMALL CAP PORTFOLIO—CLASS Y
Period Ended May 31, 2019(9)	$10.79	0.02	(0.73)	(0.71)
ELEMENTS INTERNATIONAL PORTFOLIO—CLASS M
Year Ended May 31, 2019	$11.03	0.24	(1.32)	(1.08)
Year Ended May 31, 2018	$10.29	0.21	0.73	0.94
Period Ended May 31, 2017(2)	$10.00	0.01	0.28	0.29
ELEMENTS INTERNATIONAL PORTFOLIO—CLASS Y
Period Ended May 31, 2019(9)	$10.14	0.07	(0.46)	(0.39)
ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO—CLASS M
Year Ended May 31, 2019	$11.35	0.25	(1.88)	(1.63)
Year Ended May 31, 2018	$10.36	0.19	1.08	1.27
Period Ended May 31, 2017(2)	$10.00	0.01	0.35	0.36
ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO—CLASS Y
Period Ended May 31, 2019(9)	$9.94	0.08	(0.49)	(0.41)
ELEMENTS EMERGING MARKETS PORTFOLIO—CLASS M
Year Ended May 31, 2019	$10.63	0.24	(1.19)	(0.95)
Year Ended May 31, 2018(3)	$10.00	0.14	1.19	1.33
ELEMENTS EMERGING MARKETS PORTFOLIO—CLASS Y
Period Ended May 31, 2019(9)	$10.06	0.04	(0.65)	(0.61)
See	footnotes on following page

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Financial Highlights	May 31, 2019

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(5)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate		Supplemental Portfolio Turnover Rate(8)

(0.16)	—	(0.16)	$11.46	1.68%		$897,792	0.47%		0.15%		1.29%		1.61%		52.00%		37.64%
(0.10)	(0.01)	(0.11)	$11.43	14.02%		$931,344	0.51%		0.15%		1.06%		1.42%		21.56%		14.17%
—	—	—	$10.12	1.20	%(6)	$616,076	0.66	%(7)	0.00	%(7)	1.16	%(7)	1.82	%(7)	0.40	%(6)	N/A

—	—	—	$11.45	(4.82	%)(6)	$55,893	0.38	%(7)	0.05	%(7)	1.61	%(7)	1.94	%(7)	52.00%		37.64%

(0.15)	—	(0.15)	$10.08	(10.41%)		$331,856	0.72%		0.15%		0.89%		1.46%		64.16%		46.75%
(0.10)	(0.02)	(0.12)	$11.42	17.65%		$525,077	0.75%		0.15%		0.78%		1.38%		25.19%		21.06%
—	—	—	$9.81	(1.90	%)(6)	$423,113	0.91	%(7)	0.00	%(7)	0.37	%(7)	1.28	%(7)	0.01	%(6)	N/A

—	—	—	$10.08	(6.58	%)(6)	$24,101	0.69	%(7)	0.05	%(7)	0.63	%(7)	1.27	%(7)	64.16%		46.75%

(0.14)	(0.07)	(0.21)	$9.74	(9.75%)		$598,370	0.70%		0.20%		1.89%		2.39%		121.71%		80.87%
(0.16)	(0.04)	(0.20)	$11.03	9.22%		$590,485	0.76%		0.21%		1.38%		1.93%		20.84%		13.52%
—	—	—	$10.29	2.90	%(6)	$374,362	1.23	%(7)	0.00	%(7)	(0.59	%)(7)	0.64	%(7)	0.00	%(6)	N/A

—	—	—	$9.75	(3.85	%)(6)	$39	0.68	%(7)	0.10	%(7)	3.69	%(7)	4.27	%(7)	121.71%		80.87%

(0.12)	(0.07)	(0.19)	$9.53	(14.33%)		$303,259	0.98%		0.21%		1.73%		2.50%		106.41%		63.84%
(0.17)	(0.11)	(0.28)	$11.35	12.34%		$230,796	1.11%		0.21%		0.81%		1.71%		19.19%		9.84%
—	—	—	$10.36	3.60	%(6)	$131,264	2.65	%(7)	0.00	%(7)	(1.60	%)(7)	1.05	%(7)	0.00	%(6)	N/A

—	—	—	$9.53	(4.12	%)(6)	$18	0.99	%(7)	0.10	%(7)	4.16	%(7)	5.05	%(7)	106.41%		63.84%

(0.11)	(0.12)	(0.23)	$9.45	(8.87%)		$361,250	0.92%		0.22%		1.76%		2.46%		227.60%		32.74%
(0.06)	(0.64)	(0.70)	$10.63	13.46%		$275,570	0.98%		0.22%		0.56%		1.32%		60.28%		4.49%

—	—	—	$9.45	(6.06	%)(6)	$43	0.88	%(7)	0.15	%(7)	1.78	%(7)	2.51	%(7)	227.60%		32.74%
(1)	The Portfolio commenced operations on April 3, 2017.
(2)	The Portfolio commenced operations on May 1, 2017.
(3)	The Portfolio commenced operations on June 1, 2017.
(4)	Net investment income per share has been calculated based on average shares outstanding during the period. Net investment income per share is net of fees and expenses that were waived or reimbursed by the Adviser.
(5)	Results shown reflect the reinvestment of all dividends, are net of fees and expenses, and reflect waivers of all of the Portfolio’s investment management fees and partial reimbursement of the Portfolio’s expenses by Stone Ridge. Stone Ridge has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear operating expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for the Elements U.S. Portfolio and Elements U.S. Small Cap Portfolio) or 0.20% (for the Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio) for the period from September 28, 2018 through September 30, 2019. Fee waivers and expense reimbursement may be discontinued after such dates. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(6)	Not annualized.
(7)	Annualized.
(8)	Turnover calculation for the Portfolio’s single stock factor investing. Calculated as the lesser of notional bought or sold in equities and single-name equity derivatives, divided by average net assets for the period. Excludes activity that the Adviser believes contributes minimal transaction cost and activity in other products such as index derivatives.
(9)	Class Y for each portfolio commenced operations on April 1, 2019.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

1. Organization

Stone Ridge Trust (the “Trust”) is an open-end management investment company, organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are the Elements U.S. Portfolio, the Elements U.S. Small Cap Portfolio, the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio, each a “Portfolio” and collectively the “Portfolios.”

Each Portfolio is classified as non-diversified under the 1940 Act. The Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio commenced operations on April 3, 2017. The Elements International Portfolio and the Elements International Small Cap Portfolio commenced operations on May 1, 2017. The Elements Emerging Markets Portfolio commenced operations on June 1, 2017. Each Portfolio offers two classes of shares to investors: Class Y shares, with no front-end or back-end sales charges, and no 12b-1 fees; and Class M Shares, with no front-end or back-end sales charges, and a 0.10% 12b-1 fee. No Portfolio charges redemption fees. Each Portfolio has an unlimited number of authorized shares.

The investment objective of each Portfolio is to seek long-term capital appreciation. The Elements U.S. Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of U.S. companies. The Elements U.S. Small Cap Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of U.S. small capitalization companies. The Elements International Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of companies associated with countries, other than the United States, with developed markets. The Elements International Small Cap Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of small capitalization companies associated with countries, other than the United States, with developed markets. The Elements Emerging Markets Portfolio seeks to achieve its investment objective by investing in a broad and diverse group of securities of companies associated with countries with emerging or frontier markets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolios are investment companies and apply specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services — Investment Companies.

(a) Investment Valuation and Fair Value Measurement

The Board of Trustees (“Board”) of Stone Ridge Trust has approved procedures pursuant to which each Portfolio values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of each Portfolio under the Valuation Procedures:

Short-term debt instruments, such as money market funds, commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost, which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value (“NAV”) per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Portfolios’ investments in publicly traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Total return swaps on exchange-traded underliers or indices are generally valued on the basis of funding accruals and underlying instruments’ total returns. Other non-exchange traded derivatives, such as forward currency contracts, are generally valued on the basis of valuations provided by a pricing service.

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, a Portfolio determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Portfolio. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Portfolio.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Portfolios adhere to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Portfolios can access at the measurement date;

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

Level 2 Inputs: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

There were transfers between Levels 1 and 3 during the reporting period. Transfers from Level 1 to Level 3 occurred because quoted prices became unavailable for the securities. Transfers from Level 3 to Level 1 occurred because quoted prices became available for the securities. The following tables summarize the inputs used to value the Portfolios’ investments as of May 31, 2019.

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Elements U.S. Portfolio (1)
Assets
Common Stocks	$927,306,522	$—	$—	$927,306,522
Real Estate Investment Trusts	24,482	—	—	24,482
Money Market Funds	3,995,395	—	—	3,995,395
U.S. Treasury Bills	—	19,979,178	—	19,979,178
Investments Purchased with the Cash Proceeds from Securities Lending	14,771,272	—	—	14,771,272

Total Assets	$946,097,671	$19,979,178	$—	$966,076,849
Other Financial Instruments*
Unrealized depreciation on futures contracts	$(824,278)	$—	$—	$(824,278)

Total	$(824,278)	$—	$—	$(824,278)
Elements U.S. Small Cap Portfolio (1)
Assets
Common Stocks	$342,125,875	$—	$4,579	$342,130,454
Real Estate Investment Trusts	5,002,626	—	—	5,002,626
Rights	—	—	6,927	6,927
Money Market Funds	2,363,110	—	—	2,363,110
U.S. Treasury Bills	—	5,492,211	—	5,492,211
Investments Purchased with the Cash Proceeds from Securities Lending	15,983,788	—	—	15,983,788

Total Assets	$365,475,399	$5,492,211	$11,506	$370,979,116
Other Financial Instruments*
Unrealized depreciation on futures contracts	$(932,801)	$—	$—	$(932,801)
Unrealized depreciation on swap contracts	—	(285,670)	—	(285,670)

Total	$(932,801)	$(285,670)	$—	$(1,218,471)

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Elements International Portfolio (1)
Assets
Common Stocks	$559,677,377	$—	$—	$559,677,377
Preferred Stocks	5,443,080	—	—	5,443,080
Real Estate Investment Trusts	16,045,757	—	—	16,045,757
Rights	—	—	18,089	18,089
U.S. Treasury Bills	—	11,986,768	—	11,986,768
Investments Purchased with the Cash Proceeds from Securities Lending	21,416,215	—	—	21,416,215

Total Assets	$602,582,429	$11,986,768	$18,089	$614,587,286
Other Financial Instruments*
Unrealized depreciation on futures contracts	(5,718,102)	—	—	(5,718,102)
Unrealized appreciation on swap contracts	—	14,799,845	—	14,799,845
Unrealized depreciation on swap contracts	—	(3,795,700)	—	(3,795,700)

Total	$(5,718,102)	$11,004,145	$—	$5,286,043
Elements International Small Cap Portfolio (1)
Assets
Common Stocks	$282,780,948	$—	$495,978	$283,276,926
Preferred Stocks	506,066	—	—	506,066
Real Estate Investment Trusts	3,795,163	—	—	3,795,163
Rights	—	—	33,653	33,653
Money Market Funds	1,728,665	—	—	1,728,665
U.S. Treasury Bills	—	6,591,430	—	6,591,430
Investments Purchased with the Cash Proceeds from Securities Lending	15,053,882	—	—	15,053,882

Total Assets	$303,864,724	$6,591,430	$529,631	$310,985,785
Other Financial Instruments*
Unrealized depreciation on futures contracts	(2,302,871)	—	—	(2,302,871)
Unrealized appreciation on swap contracts	—	8,196,521	94	8,196,615
Unrealized depreciation on swap contracts	—	(3,079,594)	(4,588)	(3,084,182)

Total	$(2,302,871)	$5,116,927	$(4,494)	$2,809,562
Elements Emerging Markets Portfolio (1)
Assets
Common Stocks	$299,425,891	$—	$—	$299,425,891
Preferred Stocks	5,790,699	—	—	5,790,699
Real Estate Investment Trusts	24,877,474	—	—	24,877,474
Money Market Funds	3,443,335	—	—	3,443,335
U.S. Treasury Bills	—	8,987,558	—	8,987,558
Investments Purchased with the Cash Proceeds from Securities Lending	24,777,588	—	—	24,777,588

Total Assets	$358,314,997	$8,987,558	$—	$367,302,545
Other Financial Instruments*
Unrealized depreciation on futures contracts	$(3,909,797)	$—	$—	$(3,909,797)
Unrealized appreciation on swap contracts	—	12,191,385	1,124,957	13,316,342
Unrealized depreciation on swap contracts	—	(3,082,531)	(240,750)	(3,323,281)

Total	$(3,909,797)	$9,108,854	$884,207	$6,083,264

*	Other financial instruments are derivatives, such as futures contracts and swap contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.
(1)	The Portfolios measure Level 3 activity as of the beginning and end of each financial reporting period.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

Below is a reconciliation that details the activity of securities in Level 3 during the year ended May 31, 2019:

	BEGINNING BALANCE — JUNE 1, 2018	ACQUISITIONS	DISPOSITIONS	REALIZED GAINS/ (LOSSES)	RETURN OF CAPITAL	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION)	TRANSFERS IN/(OUT) OF LEVEL 3	ENDING BALANCE — MAY 31, 2019
Elements U.S. Small Cap Portfolio:
Common Stocks	$7,719	$—	$(982)	$982	$—	$(3,140)	$—	$4,579
Rights	—	—	—	—	—	6,927	—	$6,927
Elements International Portfolio:
Rights	—	18,212	(5)	—	—	(118)	—	$18,089
Elements International Small Cap Portfolio:
Common Stocks	—	—	—	—	—	—	495,978	$495,978
Rights	—	40,067	—	—	—	(6,414)	—	$33,653
Swap Contracts	—	—	—	—	—	(4,494)	—	$(4,494)
Elements Emerging Markets Portfolio:
Common Stocks	70,828	356,023	(48,275)	(17,730)	—	77,001	(437,847)	$—
Swap Contracts	—	—	—	—	—	884,207	—	$884,207

As of May 31, 2019, the change in unrealized appreciation (depreciation) on positions still held in the Elements U.S. Small Cap Portfolio were $(3,140) and $6,927 for common stocks and rights, respectively, in the Elements International Portfolio was $(118) for rights, in the Elements International Small Cap Portfolio were $30,212, $(6,414), and $(4,494) for common stocks, rights, and swap contracts, respectively, and in the Elements Emerging Markets Portfolio was $884,207 for swap contracts.

Unobservable inputs used to value a Portfolio’s investment in equity securities or equity swaps potentially include the analytical data relating to the security and issuer from the issuer’s financial statements, press releases and public filings, relevant material news events and other factors deemed relevant by the Adviser Valuation Committee. Significant changes in any of these inputs could impact the fair value measurement of the position.

Derivative Transactions — All of the Portfolios engage in futures and swap transactions while the Elements Emerging Markets Portfolio also engages in forward currency transactions. These transactions were for speculative purposes, to maintain liquidity, hedge equity and foreign exchange rate exposure or to earn an enhanced return during the year ended May 31, 2019.

Futures Contracts — All of the Portfolios engage in transactions in futures contracts and options on futures contracts. Futures contracts are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A currency future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the specified currencies at the close of the last trading day of the contract and the price at which the currency contract originally was written. The Portfolios are also authorized to purchase or sell call and put options on futures contracts. Each Portfolio may maintain margin for non-U.S. futures transactions directly with its broker or the clearinghouse.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

The average notional amount of futures contracts held during the year ended May 31, 2019, were as follows:

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKETS PORTFOLIO
Long futures contracts
Equity index contracts	$48,743,056	$46,601,555	$164,759,115	$64,016,198	$115,544,011
Total long futures contracts	$48,743,056	$46,601,555	$164,759,115	$64,016,198	$115,544,011

Total Return Swaps — All of the Portfolios enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. The Portfolios use swaps for both speculative and hedging purposes.

The average notional amount of total return swaps held during the year ended May 31, 2019, were as follows:

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKETS PORTFOLIO
Swaps
Equity contracts	$21,557,344	$31,846,399	$276,613,217	$93,024,537	$404,537,983
Total swaps	$21,557,344	$31,846,399	$276,613,217	$93,024,537	$404,537,983

Forward Currency Contracts — The Elements Emerging Markets Portfolio enters into, and the other Portfolios may enter into forward currency contracts. When entering into a forward currency contract, in the case of a deliverable contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date, or in the case of a non-deliverable contract, to settle the equivalent in U.S. dollars. The Portfolio’s net equity therein, represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk from movements in currencies or credit risk from the possible inability of counterparties to meet the terms of their contracts.

The average notional amount of forward currency contracts held during the year ended May 31, 2019, were as follows:

ELEMENTS EMERGING MARKETS PORTFOLIO
Forwards
Long foreign exchange contracts	$1,014,971
Short foreign exchange contracts	997,575
Total forwards	$2,012,546

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

The tables below reflect the values of the derivative assets and liabilities as reflected in each Portfolio’s Statement of Assets and Liabilities.

	ASSET DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Elements International Portfolio
Swaps
Equity contracts	Unrealized appreciation on swap contracts*	$14,799,845

Elements International Small Cap Portfolio
Swaps
Equity contracts	Unrealized appreciation on swap contracts*	8,196,615

Elements Emerging Markets Portfolio
Swaps
Equity contracts	Unrealized appreciation on swap contracts*	13,316,342

*	Reflects cumulative unrealized appreciation of swap contracts as reported in the Schedule of Investments.

	LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Elements U.S. Portfolio
Futures
Equity contracts	Net assets—Unrealized depreciation*	$(824,278)

Elements U.S. Small Cap Portfolio
Futures
Equity contracts	Net assets—Unrealized depreciation*	(932,801)
Swaps
Equity contracts	Unrealized depreciation on swap contracts**	(285,670)

Elements International Portfolio
Futures
Equity contracts	Net assets—Unrealized depreciation*	(447,978)
Foreign exchange contracts	Net assets—Unrealized depreciation*	(5,270,124)
Swaps
Equity contracts	Unrealized depreciation on swap contracts**	(3,795,700)

Elements International Small Cap Portfolio
Futures
Equity contracts	Net assets—Unrealized depreciation*	(152,604)
Foreign exchange contracts	Net assets—Unrealized depreciation*	(2,150,267)
Swaps
Equity contracts	Unrealized depreciation on swap contracts**	(3,084,182)

Elements Emerging Markets Portfolio
Futures
Equity contracts	Net assets—Unrealized depreciation*	(3,909,797)
Swaps
Equity contracts	Unrealized depreciation on swap contracts**	(3,323,281)

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Schedule of Investments.
**	Reflects cumulative unrealized depreciation of swap contracts as reported in the Schedule of Investments.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

The tables below reflect the effect of derivative instruments on the Statement of Operations for the year ended May 31, 2019.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Elements U.S. Portfolio
Equity contracts	$8,361,860	$(4,284,341)	$—	$4,077,519

Elements U.S. Small Cap Portfolio
Equity contracts	1,547,034	(2,480,078)	—	(933,044)

Elements International Portfolio
Equity contracts	(3,701,657)	(11,973,116)	—	(15,674,773)
Foreign exchange contracts	(9,763,560)	—	1,709	(9,761,851)

Elements International Small Cap Portfolio
Equity contracts	(1,724,030)	(2,582,526)	—	(4,306,556)
Foreign exchange contracts	(2,826,663)	—	—	(2,826,663)

Elements Emerging Markets Portfolio
Equity contracts	(23,521,147)	(15,242,980)	—	(38,764,127)
Foreign exchange contracts	—	—	(272,106)	(272,106)

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Elements U.S. Portfolio
Equity contracts	$296,089	$(207,850)	$—	$88,239

Elements U.S. Small Cap Portfolio
Equity contracts	(1,866,472)	658,909	—	(1,207,563)

Elements International Portfolio
Equity contracts	751,934	5,056,788	—	5,808,722
Foreign exchange contracts	(287,236)	—	—	(287,236)

Elements International Small Cap Portfolio
Equity contracts	80,043	2,992,898	—	3,072,941
Foreign exchange contracts	(644,779)	—	—	(644,779)

Elements Emerging Markets Portfolio
Equity contracts	7,108,945	8,716,195	—	15,825,140
Foreign exchange contracts	—	—	226,152	226,152

(b) Offsetting on the Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

The Portfolios are each subject to a netting arrangement, which governs the terms of certain transactions with select counterparties. The netting arrangement allows the Portfolios to individually close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The netting arrangement also specifies collateral posting arrangements at prearranged exposure levels. Under the netting arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
ASSETS:				FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Elements U.S. Portfolio
Total return swap contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Elements U.S. Small Cap Portfolio
Total return swap contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Elements International Portfolio
Total return swap contracts	$14,799,845	$—	$14,799,845	$(3,574,771)	$(10,210,946)	$1,014,128
	$14,799,845	$—	$14,799,845	$(3,574,771)	$(10,210,946)	$1,014,128
Elements International Small Cap Portfolio
Total return swap contracts	$8,196,615	$—	$8,196,615	$(3,046,522)	$(4,784,604)	$365,489
	$8,196,615	$—	$8,196,615	$(3,046,522)	$(4,784,604)	$365,489
Elements Emerging Markets Portfolio
Total return swap contracts	$13,316,342	$—	$13,316,342	$(2,698,849)	$(7,530,000)	$3,087,493
	$13,316,342	$—	$13,316,342	$(2,698,849)	$(7,530,000)	$3,087,493

	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Elements U.S. Portfolio
Total return swap contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Elements U.S. Small Cap Portfolio
Total return swap contracts	$285,670	$—	$285,670	$—	$(285,670)	$—
	$285,670	$—	$285,670	$—	$(285,670)	$—
Elements International Portfolio
Total return swap contracts	$3,795,700	$—	$3,795,700	$(3,574,771)	$(220,929)	$—
	$3,795,700	$—	$3,795,700	$(3,574,771)	$(220,929)	$—
Elements International Small Cap Portfolio
Total return swap contracts	$3,084,182	$—	$3,084,182	$(3,046,522)	$—	$37,660
	$3,084,182	$—	$3,084,182	$(3,046,522)	$—	$37,660
Elements Emerging Markets Portfolio
Total return swap contracts	$3,323,281	$—	$3,323,281	$(2,698,849)	$(624,432)	$—
	$3,323,281	$—	$3,323,281	$(2,698,849)	$(624,432)	$—

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

Actual collateral pledged may be more than reported in order to satisfy broker requirements.

(c) Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(d) Indemnifications In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements cannot be known; however, the Portfolios expect any risk of loss to be remote.

(e) Federal Income Taxes The Portfolios qualify and intend to continue to qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Portfolios will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Distributions to Shareholders The Portfolios intend to distribute to their shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Portfolios each may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(g) Foreign Securities and Currency Transactions The Portfolios’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Portfolios do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio invest primarily in foreign-issued securities. Investments in foreign (non-U.S.) issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including risks relating to political, social and economic developments affecting issuers located in foreign countries and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currency exchange rates and regulations, or foreign withholding taxes. Investing directly or indirectly in foreign securities may result in a Portfolio experiencing more rapid and extreme changes in value than a fund that obtains exposure exclusively in securities of U.S. issuers.

If the Portfolios invest in foreign issuers by purchasing American Depositary Receipts (“ADRs”) (U.S. dollar-denominated depositary receipts issued generally by banks and representing the deposit with the bank of a security of a non-U.S. issuer; ADRs are publicly traded on exchanges or over-the counter in the United States), the Portfolios are exposed to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities.

(h) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(i) Restricted Securities The Portfolios may invest a portion of their assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(j) REIT Distributions The character of distributions received from real estate investment trusts (“REITs”) held by the Portfolios is generally made up of net investment income, capital gains, and return of capital. It is the policy of the

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

Portfolios to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolios’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(k) Counterparties The counterparties presented in the Schedules of Investments are as follows: A: Goldman Sachs International, B: Morgan Stanley Capital Services LLC, C: UBS Group AG.

(l) Securities Lending The Elements U.S. Portfolio and Elements U.S. Small Cap Portfolio entered into securities lending arrangements with Securities Finance Trust Company (a “securities lending agent”). The Elements International Portfolio, Elements International Small Cap Portfolio and Elements Emerging Markets Portfolio entered into securities lending arrangements with Brown Brothers Harriman & Co. (a “securities lending agent”). Under the terms of the agreements, the securities lending agent is authorized to loan securities on behalf of the Portfolios to approved borrowers. In exchange, the Portfolios receive collateral in the amount of 102% of the value of securities loaned for domestic securities and 105% of the value of securities loaned with respect to foreign securities and the loans are marked to market daily. The Portfolios’ cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolios may lose money and there may be a delay in recovering securities. In addition, the Portfolios bear the risk of loss associated with the investment of collateral received. After predetermined rebates to borrowers, a percentage of the net securities lending revenue is credited to the applicable Portfolio. The securities lending agent is paid a fee for administering a securities lending program for the Portfolios, equal to a predetermined percentage of such net securities lending revenues. Securities lending income is disclosed in the Portfolios’ Statement of Operations.

(m) Allocation of Income, Expenses, Gains/Losses Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each portfolio are allocated daily to each share class based upon the ratio of net assets represented by each class as a percentage of the net assets of each portfolio. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated based on average net assets, with the exception of 12b-1 fees, which are expensed at 0.10% of average daily net assets of the Class M shares.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Portfolios intend to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share. Permanent differences for the year ended May 31, 2019, were primarily attributable to differences in the book and tax treatment of foreign currencies realized gains and losses, distributions from real estate investment trusts and investment in passive foreign investment companies.

For the year ended May 31, 2019, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Portfolios’ net assets as follows:

Portfolio	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Elements U.S. Portfolio	$(31,997)	$31,998	$(1)
Elements U.S. Small Cap Portfolio	(194,171)	3	194,168
Elements International Portfolio	(348,635)	348,632	3
Elements International Small Cap Portfolio	(148,176)	150,504	(2,328)
Elements Emerging Markets Portfolio	(414,041)	414,042	(1)

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

As of May 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	ELEMENTS U.S. PORTFOLIO	ELEMENTS U.S. SMALL CAP PORTFOLIO	ELEMENTS INTERNATIONAL PORTFOLIO	ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO	ELEMENTS EMERGING MARKETS PORTFOLIO
Tax cost of Investments	$859,766,565	$322,798,735	$626,369,815	$324,828,626	$371,206,942
Unrealized Appreciation	149,958,036	74,076,191	58,740,623	30,649,265	32,907,818
Unrealized Depreciation	(43,647,752)	(26,181,525)	(59,546,903)	(39,371,340)	(26,805,028)
Net unrealized appreciation (depreciation)	106,310,284	47,894,666	(806,280)	(8,722,075)	6,102,790
Undistributed Ordinary Income	7,856,319	2,651,847	13,534,333	5,766,466	6,076,653
Undistributed Long Term Capital Gains/Capital Loss Carryover	(2,626,501)	(32,569,406)	(55,392,687)	(26,012,312)	(35,534,049)
Distributable earnings	5,229,818	(29,917,559)	(41,858,354)	(20,245,846)	(29,457,396)
Other accumulated loss	—	—	—	—	—
Total accumulated gain/(loss)	$111,540,102	$17,977,107	$(42,664,634)	$(28,967,921)	$(23,354,606)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily attributable to passive foreign investments and wash sales loss deferrals.

The tax character of distributions paid during the year ended May 31, 2019 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Elements U.S. Portfolio	$13,665,103	—	—	$13,665,103
Elements U.S. Small Cap Portfolio	6,907,090	—	—	6,907,090
Elements International Portfolio	13,124,905	—	—	13,124,905
Elements International Small Cap Portfolio	4,537,212	—	—	4,537,212
Elements Emerging Markets Portfolio	6,035,261	—	—	6,035,261

The tax character of distributions paid during the year ended May 31, 2018 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Elements U.S. Portfolio	$7,965,223	$184,057	—	$8,149,280
Elements U.S. Small Cap Portfolio	5,215,054	403,624	—	5,618,678
Elements International Portfolio	8,060,355	1,802,250	—	9,862,605
Elements International Small Cap Portfolio	3,519,708	1,168,644	—	4,688,352
Elements Emerging Markets Portfolio	6,954,814	8,036,769	—	14,991,583

Each of the Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits related to net capital gain to zero.

At May 31, 2019 certain Funds have tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Elements U.S. Portfolio	$(2,626,501)	$—	$(2,626,501)
Elements U.S. Small Cap Portfolio	(13,707,193)	(18,862,213)	(32,569,406)
Elements International Portfolio	(30,986,408)	(24,406,279)	(55,392,687)
Elements International Small Cap Portfolio	(16,519,715)	(9,492,597)	(26,012,312)
Elements Emerging Markets Portfolio	(24,506,293)	(11,027,756)	(35,534,049)

The Portfolios did not incur Late Year Ordinary Losses between January 1, 2019 and May 31, 2019 and elect not to defer, where applicable, Post-October Capital Losses incurred between November 1, 2018 and May 31, 2019.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the year ended May 31, 2019. As of May 31, 2019 open tax years include the periods ended May 31, 2017, 2018, and 2019. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolios did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the Portfolios’ investment adviser, and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Portfolios.

As compensation for its services, the Adviser is paid by each of the Portfolios a fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the average daily net assets for the Elements U.S. Portfolio, 0.50% of the average daily net assets for the Elements U.S. Small Cap Portfolio, 0.45% of the average daily net assets for the Elements International Portfolio, 0.55% of the average daily net assets of the Elements International Small Cap Portfolio, and 0.60% of the average daily net assets of the Elements Emerging Markets Portfolio.

Effective September 28, 2018 and through September 30, 2021 for the Portfolios, the Adviser has agreed to waive its management fee in its entirety. In addition, effective September 28, 2018 and through September 30, 2019, the Adviser has agreed to pay or otherwise bear operating and other expenses of the applicable Portfolio or a share class thereof (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the total annualized expenses, other than Excluded Expenses, of the applicable share class, to the percentage specified below of the average daily net assets attributable to such class.

PORTFOLIO	EXPENSE CAP
Elements U.S. Portfolio	0.15% for Class M Shares
Elements U.S. Small Cap Portfolio	0.05% for Class Y Shares

Elements International Portfolio
Elements International Small Cap Portfolio	0.20% for Class M Shares
Elements Emerging Markets Portfolio	0.10% for Class Y Shares

As of May 31, 2019, the amounts waived or reimbursed by the Adviser during the fiscal year ended with respect to the Elements U.S. Portfolio, the Elements U.S. Small Cap Portfolio, the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio were as follows:

PORTFOLIO	AMOUNTS WAIVED FOR THE FISCAL YEAR ENDED MAY 31, 2019
Elements U.S. Portfolio—Class M	$3,164,119
Elements U.S. Portfolio—Class Y	37,503
Elements U.S. Small Cap Portfolio—Class M	2,658,142
Elements U.S. Small Cap Portfolio—Class Y	32,499
Elements International Portfolio—Class M	3,141,487
Elements International Portfolio—Class Y	39
Elements International Small Cap Portfolio—Class M	2,056,121
Elements International Small Cap Portfolio—Class Y	28
Elements Emerging Markets Portfolio—Class M	2,139,018
Elements Emerging Markets Portfolio—Class Y	56

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

As of September 28, 2018, expenses reimbursed by the Adviser, not including advisory fees waived, on or after such date will be available for recoupment to the extent that the expenses for the Portfolio after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment. However, the Adviser shall not be permitted to recoup any such expenses beyond three years from the month end in which the Adviser reimbursed an expense. As of May 31, 2019, no expenses have been recouped by the Adviser. As of May 31, 2019, the amounts available to be recouped by the Adviser with respect to the Elements U.S. Portfolio, the Elements U.S. Small Cap Portfolio, the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio were as follows:

Portfolio	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY MAY 31, 2022)
Elements U.S. Portfolio—Class M	$117,968
Elements U.S. Portfolio—Class Y	3,303
Elements U.S. Small Cap Portfolio—Class M	224,632
Elements U.S. Small Cap Portfolio—Class Y	6,932
Elements International Portfolio—Class M	240,777
Elements International Portfolio—Class Y	8
Elements International Small Cap Portfolio—Class M	460,999
Elements International Small Cap Portfolio—Class Y	10
Elements Emerging Markets Portfolio—Class M	207,356
Elements Emerging Markets Portfolio—Class Y	8

(b) Custodian, Administrator and Transfer Agent The custodians to the Trust are U.S. Bank, N.A for the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio and Brown Brothers Harriman & Co. for the Elements International Portfolio, the Elements International Small Cap Portfolio and the Elements Emerging Markets Portfolio. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Portfolios’ distributor.

5. Distribution Plan

The Class M Shares of the Portfolios pay Rule 12b-1 fees to compensate financial intermediaries in connection with (i) personal and account maintenance services rendered to Class M shareholders (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Class M shares (fees for such services, if any, “distribution fees”). Servicing fees and distribution fees may be paid pursuant to a Distribution Plan (“12b-1 Plan”) adopted by each Portfolio, with respect to its class M shares, at the maximum annual rate of 0.25% of such Portfolio’s average daily net assets attributable to Class M. Class M Shares of each Portfolio currently pay a rate of 0.10% of the average daily net assets attributable to Class M shares and may not pay at a higher rate unless authorized to do so by the Board (not to exceed 0.25%). These fees are paid out of each Portfolio’s Class M shares’ assets on an ongoing basis and may be administered or facilitated by the Distributor. Because Rule 12b-1 fees are paid out of a Portfolio’s Class M shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment in Class M shares of the Portfolios and may cost you more than other types of sales charges. The Distributor does not retain any portion of the distribution fees. The Adviser performs certain services and incurs certain expenses with respect to the promotion of the Portfolios’ Class M shares and the servicing of Class M shareholders. If amounts remain from the 12b-1 fees after the Distributor has paid the intermediaries, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears in connection with the distribution of the Portfolios’ Class M shares. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the 12b-1 Plan, the Class M shares of the Portfolios will bear such expenses.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

7. Investment Transactions

For the year ended May 31, 2019, aggregate purchases and sales of securities (excluding short-term securities) by the Portfolios were as follows:

	Elements U.S. Portfolio	Elements U.S. Small Cap Portfolio	Elements International Portfolio	Elements International Small Cap Portfolio	Elements Emerging Markets Portfolio
Purchases	$553,426,642	$289,437,091	$836,572,192	$388,650,154	$753,527,780
Sales	501,905,165	364,600,855	722,194,916	255,994,273	649,990,892
U.S. Government Security Purchases	—	—	—	—	—
U.S. Government Security Sales	—	—	—	—	—

8. Capital Share Transactions

ELEMENTS U.S. PORTFOLIO - CLASS M	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	33,337,508	25,543,456
Shares issued to holders in reinvestment of dividends	1,183,953	683,781
Shares redeemed	(37,631,660)	(5,638,072)
Net increase/(decrease) in shares	(3,110,199)	20,589,165
Shares outstanding:
Beginning of year	81,470,340	60,881,175
End of year	78,360,141	81,470,340

ELEMENTS U.S. PORTFOLIO - CLASS Y(1)	PERIOD ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	6,512,365	—
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(1,632,654)	—
Net increase in shares	4,879,711	—
Shares outstanding:
Beginning of year	—	—
End of year	4,879,711	—

ELEMENTS U.S. SMALL CAP PORTFOLIO - CLASS M	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	10,805,093	11,100,520
Shares issued to holders in reinvestment of dividends	646,434	400,039
Shares redeemed	(24,519,155)	(8,615,960)
Net increase/(decrease) in shares	(13,067,628)	2,884,599
Shares outstanding:
Beginning of year	45,995,425	43,110,826
End of year	32,927,797	45,995,425

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

ELEMENTS U.S. SMALL CAP PORTFOLIO - CLASS Y(1)	PERIOD ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	3,294,419	—
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(903,342)	—
Net increase in shares	2,391,077	—
Shares outstanding:
Beginning of year	—	—
End of year	2,391,077	—

ELEMENTS INTERNATIONAL PORTFOLIO - CLASS M	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	51,832,112	22,998,616
Shares issued to holders in reinvestment of dividends	1,263,392	838,653
Shares redeemed	(45,193,831)	(6,657,301)
Net increase in shares	7,901,673	17,179,968
Shares outstanding:
Beginning of year	53,553,262	36,373,294
End of year	61,454,935	53,553,262

ELEMENTS INTERNATIONAL PORTFOLIO - CLASS Y(1)	PERIOD ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	4,033	—
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	—
Net increase in shares	4,033	—
Shares outstanding:
Beginning of year	—	—
End of year	4,033	—

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO - CLASS M	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	24,159,117	8,418,582
Shares issued to holders in reinvestment of dividends	433,226	394,104
Shares redeemed	(13,105,334)	(1,146,308)
Net increase in shares	11,487,009	7,666,378
Shares outstanding:
Beginning of year	20,339,326	12,672,948
End of year	31,826,335	20,339,326

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO - CLASS Y(1)	PERIOD ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	1,878	—
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	—
Net increase in shares	1,878	—
Shares outstanding:
Beginning of year	—	—
End of year	1,878	—

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

ELEMENTS EMERGING MARKETS PORTFOLIO - CLASS M	YEAR ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	27,472,249	27,019,063
Shares issued to holders in reinvestment of dividends	571,656	1,374,200
Shares redeemed	(15,749,206)	(2,471,674)
Net increase in shares	12,294,699	25,921,589
Shares outstanding:
Beginning of year	25,921,589	—
End of year	38,216,288	25,921,589

ELEMENTS EMERGING MARKETS PORTFOLIO - CLASS Y(1)	PERIOD ENDED MAY 31, 2019	YEAR ENDED MAY 31, 2018
Shares sold	4,588	—
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	—	—
Net increase in shares	4,588	—
Shares outstanding:
Beginning of year	—	—
End of year	4,588	—

(1)	Class Y commenced operations on April 1, 2019.

9. Financing

The Elements U.S. Portfolios may obtain leverage through borrowings in seeking to achieve their investment objectives. As of May 31, 2019, the Elements U.S. Portfolio and Elements U.S. Small Cap Portfolio, along with six other series of the Trust advised by the Adviser (the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Fund”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “International Developed Markets VRP Fund”) and the Stone Ridge Global Equity Variance Risk Premium Fund (the “Global Equity VRP Master Fund”), shared an umbrella line of credit with a maximum withdrawal capacity of the lesser of (1) $50,000,000 across all Stone Ridge Trust funds less any loans outstanding with Stone Ridge Trust III to the extent such loans exceed $25,000,000 or (2) (a) for funds with a secured line of credit, 33.3% of the net market value of the collateral posted by the fund or (b) for funds with an unsecured line of credit, 33.3% of the net assets of the fund. For the High Yield Fund, the U.S. VRP Master Fund, the International Developed Markets VRP Fund, the Global Equity VRP Master Fund, the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio, the umbrella line of credit takes the form of a secured loan agreement, which is effective November 28, 2017—October 29, 2019. For the U.S. Large Cap VRP Fund and U.S. Small Cap VRP Fund, the umbrella line of credit takes the form of an unsecured loan agreement, which is effective November 1, 2018—October 29, 2019.

Through the year ended May 31, 2019, the Elements U.S. Portfolio’s maximum borrowing was $18,470,000 and average borrowing was $151,808. This borrowing resulted in interest expenses of $6,296 at a weighted average interest rate of 4.50% and is included in “Other expenses” on the Elements U.S. Portfolio’s Statement of Operations. As of May 31, 2019, the Elements U.S. Portfolio did not have an outstanding loan balance.

Through the year ended May 31, 2019, the Elements U.S. Small Cap Portfolio did not draw on the line of credit and as of May 31, 2019, the Elements U.S. Small Cap Portfolio did not have an outstanding loan balance.

10. Subsequent Events Evaluation

In preparing these financial statements, the Portfolios have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Elements Portfolios	Annual Report	May 31, 2019

Notes to Financial Statements	May 31, 2019

11. Other Information

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Portfolios have early adopted this standard effective November 30, 2018, and the changes are incorporated into the financial statements.

Elements Portfolios	Annual Report	May 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders of Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio, and Elements Emerging Markets Portfolio and the Board of Trustees of Stone Ridge Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio, and Elements Emerging Markets Portfolio (collectively referred to as the “Portfolios”), (five of the portfolios constituting Stone Ridge Trust (the “Trust”)), including the schedules of investments, as of May 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (five of the Portfolios constituting the Trust) at May 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio comprising the Stone Ridge Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Elements U.S. Portfolio Elements U.S. Small Cap Portfolio	For the year ended May 31, 2019	For each of the two years in the period ended May 31, 2019	For each of the two years in the period ended May 31, 2019 and the period from April 3, 2017 (commencement of operations) through May 31, 2017

Elements International Portfolio Elements International Small Cap Portfolio	For the year ended May 31, 2019	For each of the two years in the period ended May 31, 2019	For each of the two years in the period ended May 31, 2019 and the period from May 1, 2017 (commencement of operations) through May 31, 2017

Elements Emerging Markets Portfolio	For the year ended May 31, 2019	For each of the two years in the period ended May 31, 2019	For each of the two years in the period ended May 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to fraud or error. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Elements Portfolios	Annual Report	May 31, 2019

Report of Independent Registered Public Accounting Firm

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluation the accounting principles used and significant estimated made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

July 30, 2019

Elements Portfolios	Annual Report	May 31, 2019

Expense Examples (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Portfolio expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Portfolios’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each Portfolio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Elements U.S. Portfolio — Class M

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$992.50	$0.75
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,024.18	$0.76

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.15% for Elements U.S. Portfolio — Class M, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period.

Elements U.S. Portfolio — Class Y

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* APRIL 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$951.80	$0.08
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,024.68	$0.25

*

Actual expenses are equal to the Portfolio’s annualized six month expense ratio of 0.05% for Elements U.S. Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 60/365 to reflect the partial period since the inception of the class. Hypothetical expenses are equal to the Portfolio’s annualized six month expense ratio of 0.05% for Elements U.S. Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 182/365 for comparison purposes.

Elements Portfolios	Annual Report	May 31, 2019

Expense Examples (Unaudited)

Elements U.S. Small Cap Portfolio — Class M

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$935.30	$0.77
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,024.13	$0.81

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.16% for Elements U.S. Small Cap Portfolio — Class M, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period.

Elements U.S. Small Cap Portfolio — Class Y

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* APRIL 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$934.20	$0.08
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,024.68	$0.25

*

Actual expenses are equal to the Portfolio’s annualized six month expense ratio of 0.05% for Elements U.S. Small Cap Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 60/365 to reflect the partial period since the inception of the class. Hypothetical expenses are equal to the Portfolio’s annualized six month expense ratio of 0.05% for Elements U.S. Small Cap Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 182/365 for comparison purposes.

Elements International Portfolio — Class M

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$1,002.40	$1.05
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.88	$1.06

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.21% for Elements International Portfolio — Class M, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period.

Elements International Portfolio — Class Y

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* APRIL 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$961.50	$0.16
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,024.43	$0.50

*

Actual expenses are equal to the Portfolio’s annualized six month expense ratio of 0.10% for Elements International Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 60/365 to reflect the partial period since the inception of the class. Hypothetical expenses are equal to the Portfolio’s annualized six month expense ratio of 0.10% for Elements International Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 182/365 for comparison purposes.

Elements Portfolios	Annual Report	May 31, 2019

Expense Examples (Unaudited)

Elements International Small Cap Portfolio — Class M

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$981.20	$1.04
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.88	$1.06

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.21% for Elements International Small Cap Portfolio — Class M, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period.

Elements International Small Cap Portfolio — Class Y

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* APRIL 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$958.80	$0.16
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,024.43	$0.50

*

Actual expenses are equal to the Portfolio’s annualized six month expense ratio of 0.10% for Elements International Small Cap Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 60/365 to reflect the partial period since the inception of the class. Hypothetical expenses are equal to the Portfolio’s annualized six month expense ratio of 0.10% for Elements International Small Cap Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 182/365 for comparison purposes.

Elements Emerging Markets Portfolio — Class M

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* DECEMBER 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$1,012.20	$1.15
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,023.78	$1.16

*

Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.23% for Elements Emerging Markets Portfolio —Class M, multiplied by the average account value over the period, multiplied by 182/365 to reflect the partial year period.

Elements Emerging Markets Portfolio — Class Y

	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE MAY 31, 2019	EXPENSES PAID DURING PERIOD* APRIL 1, 2018 – MAY 31, 2019
Actual	$1,000.00	$939.40	$0.24
Hypothetical (5% annual return before expenses)*	$1,000.00	$1,024.18	$0.76

*

Actual expenses are equal to the Portfolio’s annualized six month expense ratio of 0.15% for Elements Emerging Markets Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 60/365 to reflect the partial period since the inception of the class. Hypothetical expenses are equal to the Portfolio’s annualized six month expense ratio of 0.10% for Elements Emerging Markets Portfolio — Class Y, multiplied by the average account value over the period, multiplied by 182/365 for comparison purposes.

Elements Portfolios	Annual Report	May 31, 2019

Additional Information (Unaudited)

1. Disclosure Regarding Trustees and Officers

Independent Trustees
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2016	Self-employed (personal investing) since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	15	None.

Daniel Charney (1970)	Trustee	since 2016	Co-President, Cowen and Company, Cowen, Inc. (financial services firm) since 2012	15	None.

Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(3) (1969)	Trustee, Chairman	since 2016	Founder and Chief Executive Officer of Stone Ridge since 2012	15	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)	The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(3)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2015	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Elements Portfolios	Annual Report	May 31, 2019

Additional Information (Unaudited)

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2013; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2018	Member of Operations at the Adviser, since 2015; prior to that member of Operations at KCG holdings, Inc. (financial services firm).

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Cathleen Hu (1983)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2015; prior to that Clearing Manager at KCG Holdings, Inc. (financial services firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

2. Shareholder Notification of Federal Tax Status

For the fiscal year ended May 31, 2019, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Elements U.S. Portfolio	96.01%
Elements U.S. Small Cap Portfolio	95.30%
Elements International Portfolio	51.34%
Elements International Small Cap Portfolio	46.99%
Elements Emerging Markets Portfolio	22.35%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended May 31, 2019 was as follows:

Elements U.S. Portfolio	95.84%
Elements U.S. Small Cap Portfolio	94.64%
Elements International Portfolio	6.16%
Elements International Small Cap Portfolio	5.04%
Elements Emerging Markets Portfolio	13.55%

Elements Portfolios	Annual Report	May 31, 2019

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Portfolio was as follows:

Elements U.S. Portfolio	0.00%
Elements U.S. Small Cap Portfolio	0.00%
Elements International Portfolio	34.63%
Elements International Small Cap Portfolio	35.61%
Elements Emerging Markets Portfolio	51.18%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Portfolio was as follows:

Elements U.S. Portfolio	5.20%
Elements U.S. Small Cap Portfolio	9.94%
Elements International Portfolio	2.25%
Elements International Small Cap Portfolio	3.15%
Elements Emerging Markets Portfolio	4.43%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 5/31/2019
Elements International Portfolio	14,896,638	1,741,641	0.2423834696	0.028338273	61,458,968
Elements International Small Cap Portfolio	6,133,384	591,174	0.1927027480	0.018573899	31,828,212

3. Availability of Quarterly Portfolio Holdings Schedules

The Portfolios are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available without charge on the SEC’s website, www.sec.gov or by calling 1.855.609.3680.

4. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website www.sec.gov. The Portfolios are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Elements Portfolios	Annual Report	May 31, 2019

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodians

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Distributor

ALPS Distributors, Inc.

1290 Broadway #1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Elements Portfolios P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.elementsfunds.com	XXANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services”. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including review of the Portfolios’ tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2019	FYE 5/31/2018
Audit Fees	$196,750	$186,500
Audit-Related Fees	—	—
Tax Fees	96,250	94,250
All Other Fees	—	—

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

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The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 5/31/2019	FYE 5/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2019	FYE 5/31/2018
Registrant	$96,250	$94,250
Registrant’s Investment Adviser	$227,113	$203,622

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 8/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 8/6/19

By (Signature and Title)*	/s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date 8/6/19

*	Print the name and title of each signing officer under his or her signature.

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